UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor,

Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 10 of its series: Allspring Adjustable Rate Government Fund, Allspring Conservative Income Fund, Allspring Core Plus Bond Fund, Allspring Government Securities Fund, Allspring High Yield Bond Fund, Allspring Short-Term Bond Plus Fund, Allspring Short Duration Government Bond Fund, Allspring Short-Term High Income Fund, Allspring Ultra Short-Term Income Fund, and Allspring Managed Account CoreBuilder® Shares—Series CP.

Date of reporting period: August 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Adjustable Rate Government Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Adjustable Rate Government Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Adjustable Rate Government Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Adjustable Rate Government Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Adjustable Rate Government Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Adjustable Rate Government Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Adjustable Rate Government Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Michal Stanczyk

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (ESAAX)	6-30-2000	0.78	1.00	0.71	2.84 ♠	1.40	0.92	0.82	0.74
Class C (ESACX)	6-30-2000	1.19	0.77	0.33	2.19	0.77	0.33	1.57	1.49
Administrator Class (ESADX)	7-30-2010	–	–	–	3.10	1.57	1.07	0.76	0.60
Institutional Class (EKIZX)	10-1-1991	–	–	–	3.24	1.69	1.20	0.49	0.46
Bloomberg 6-Month Treasury Bill Index[3]	–	–	–	–	4.29	1.78	1.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report.  The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed.  The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Bloomberg 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg monthly rebalancing conventions. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage-and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Adjustable Rate Government Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Adjustable Rate Government Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Bloomberg 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2023.
•The largest detractor was the Fund’s allocation to floating-rate agency collateralized mortgage obligations (CMOs), which continued to experience significant spread widening over the 12-month period as short rates rose 200 to 300 basis points (bps; 100 bps equal 1.00%) and pushed floating-rate coupons nearer to security caps. The Fund’s allocation to post-reset adjustable-rate mortgages (ARMs) detracted to a lesser degree.
•An allocation to Federal Family Education Loan Program (FFELP) student loan asset-backed securities (ABS) contributed modestly as spreads tightened throughout the period. Also contributing to performance was the Fund’s short duration position relative to its benchmark. During the period, the Fund reduced its allocation to FFELP student loan ABS and agency commercial mortgage-backed securities (CMBS) in favor of post-reset ARMs and current coupon fixed-rate mortgage-backed securities (MBS). The Fund’s duration during the period decreased from 0.4 to 0.3 years as we increased the Fund’s underweights to the front part of the yield curve.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid drawdowns in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well as historically low existing-home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis, and they remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.

Ten largest holdings (%) as of August 31, 2023[1]
FRESB Mortgage Trust, 1.72%, 11-25-2041	1.89
FHLMC, 4.77%, 7-1-2038	1.67
FHLMC, 5.18%, 9-1-2036	1.65
FNMA, 4.74%, 7-25-2046	1.29
FHLMC, 5.36%, 7-1-2031	1.22
FNMA, 4.11%, 4-25-2042	1.19
GNMA, 4.20%, 4-20-2070	1.18
FHLMC, 4.70%, 2-15-2038	1.16
FHLMC Multifamily Structured Pass-Through Certificates, 1.48%, 5-25-2051	1.12
FNMA, 4.82%, 7-25-2049	1.10

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The U.S. labor market remained tight throughout the fiscal year as the unemployment rate was unchanged at historical lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels, with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year over year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 bps over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests that elevated economic uncertainty will continue.

Portfolio composition as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Adjustable Rate Government Fund

Performance highlights (unaudited)
The Fund was predominantly invested in adjustable-rate residential mortgage securities.
The Fund remains defensively positioned, with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are generally indexed to the 1-month and 12-month Secured Overnight Financing Rate and the 1-year Treasury Constant Maturity Rate. During the period, the Fund underperformed the benchmark due to wider spreads on agency and private-label CMOs. The Fund’s duration decreased from 0.4 to 0.3 years during the reporting period. We continued to see value in monthly reset floating-rate CMOs and agency ARMs.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Adjustable Rate Government Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,013.45	$3.76	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class C
Actual	$1,000.00	$1,010.79	$7.55	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$1,015.33	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,014.88	$2.34	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 87.83%
FHLMC Multifamily Structured Pass-Through Certificates Series KF46 Class A (30 Day Average U.S. SOFR+0.33%)±	5.44%	3-25-2028	$82,648	$81,769
FHLMC Multifamily Structured Pass-Through Certificates Series KF85 Class AL (30 Day Average U.S. SOFR+0.41%)±	5.52	8-25-2030	174,219	171,060
FHLMC Multifamily Structured Pass-Through Certificates Series KX04 Class AFL (30 Day Average U.S. SOFR+0.44%)±	5.55	3-25-2030	1,803,982	1,788,751
FHLMC Multifamily Structured Pass-Through Certificates Series Q016 Class APT2±±	1.48	5-25-2051	3,641,539	3,192,317
FHLMC STRIPS Series 20 Class F±±	3.57	7-1-2029	964	970
FHLMC STRIPS Series 264 Class F1 (30 Day Average U.S. SOFR+0.66%)±	5.85	7-15-2042	551,781	535,243
FHLMC STRIPS Series 319 Class F1 (30 Day Average U.S. SOFR+0.56%)±	5.75	11-15-2043	789,283	761,438
FHLMC STRIPS Series 350 Class F2 (30 Day Average U.S. SOFR+0.46%)±	4.57	9-15-2040	2,225,948	2,174,312
FHLMC Structured Pass-Through Certificates Series T-15 Class A6 (30 Day Average U.S. SOFR+0.51%)±	5.80	11-25-2028	115,196	114,750
FHLMC Structured Pass-Through Certificates Series T-16 Class A (30 Day Average U.S. SOFR+0.46%)±	5.75	6-25-2029	745,033	725,877
FHLMC Structured Pass-Through Certificates Series T-20 Class A7 (30 Day Average U.S. SOFR+0.41%)±	5.70	12-25-2029	1,743,175	1,718,435
FHLMC Structured Pass-Through Certificates Series T-21 Class A (30 Day Average U.S. SOFR+0.47%)±	5.76	10-25-2029	467,607	469,962
FHLMC Structured Pass-Through Certificates Series T-24 Class A (30 Day Average U.S. SOFR+0.41%)±	5.70	6-25-2030	117,783	117,339
FHLMC Structured Pass-Through Certificates Series T-27 Class A (30 Day Average U.S. SOFR+0.41%)±	5.70	10-25-2030	602,596	598,880
FHLMC Structured Pass-Through Certificates Series T-30 Class A7 (30 Day Average U.S. SOFR+0.35%)±	5.64	12-25-2030	542,627	520,191
FHLMC Structured Pass-Through Certificates Series T-35 Class A (30 Day Average U.S. SOFR+0.39%)±	5.68	9-25-2031	1,049,485	1,046,419
FHLMC Structured Pass-Through Certificates Series T-48 Class 2A±±	4.00	7-25-2033	917,472	834,855
FHLMC Structured Pass-Through Certificates Series T-54 Class 4A±±	4.08	2-25-2043	530,950	474,586
FHLMC Structured Pass-Through Certificates Series T-55 Class 1A1	6.50	3-25-2043	28,873	28,928
FHLMC Structured Pass-Through Certificates Series T-56 Class 3AF (30 Day Average U.S. SOFR+1.11%)±	6.40	5-25-2043	756,840	765,790
FHLMC Structured Pass-Through Certificates Series T-62 Class 1A1 (12 Month Treasury Average+1.20%)±	5.63	10-25-2044	1,355,215	1,228,251
FHLMC Structured Pass-Through Certificates Series T-63 Class 1A1 (12 Month Treasury Average+1.20%)±	5.63	2-25-2045	1,217,839	1,159,222
FHLMC Structured Pass-Through Certificates Series T-66 Class 2A1±±	4.85	1-25-2036	816,193	762,215
FHLMC Structured Pass-Through Certificates Series T-67 Class 1A1C±±	4.07	3-25-2036	1,875,497	1,743,485
FHLMC Structured Pass-Through Certificates Series T-67 Class 2A1C±±	4.13	3-25-2036	1,879,512	1,762,399
FHLMC (1 Year Treasury Constant Maturity+1.19%)±	3.97	4-1-2030	4,241	4,135
FHLMC (1 Year Treasury Constant Maturity+1.87%)±	4.31	5-1-2035	214,296	210,433
FHLMC (1 Year Treasury Constant Maturity+1.97%)±	4.61	8-1-2033	306,493	299,904
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity+1.99%)±	4.11%	11-1-2034	$53,587	$52,183
FHLMC (1 Year Treasury Constant Maturity+2.03%)±	3.13	3-1-2025	4,561	4,460
FHLMC (1 Year Treasury Constant Maturity+2.06%)±	4.95	12-1-2035	142,211	139,589
FHLMC (1 Year Treasury Constant Maturity+2.10%)±	4.36	10-1-2037	300,707	299,535
FHLMC (1 Year Treasury Constant Maturity+2.16%)±	4.48	6-1-2033	246,539	238,834
FHLMC (1 Year Treasury Constant Maturity+2.17%)±	5.23	5-1-2037	19,171	18,990
FHLMC (1 Year Treasury Constant Maturity+2.19%)±	4.44	6-1-2036	242,769	245,467
FHLMC (1 Year Treasury Constant Maturity+2.20%)±	4.55	1-1-2037	263,526	256,981
FHLMC (1 Year Treasury Constant Maturity+2.22%)±	4.34	12-1-2033	266,830	260,225
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	4.35	2-1-2034	221,776	215,974
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	4.36	2-1-2034	32,632	31,668
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	4.85	4-1-2034	68,430	66,921
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	5.23	4-1-2034	57,126	56,417
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	6.23	11-1-2026	27,859	27,473
FHLMC (1 Year Treasury Constant Maturity+2.24%)±	4.46	4-1-2036	101,840	100,605
FHLMC (1 Year Treasury Constant Maturity+2.24%)±	4.54	8-1-2027	2,057	2,015
FHLMC (1 Year Treasury Constant Maturity+2.24%)±	5.08	5-1-2038	208,529	205,424
FHLMC (1 Year Treasury Constant Maturity+2.24%)±	5.24	3-1-2027	17,672	17,400
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.27	9-1-2033	41,532	42,439
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.36	1-1-2037	20,982	21,377
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.38	5-1-2034	24,828	24,729
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.38	12-1-2034	95,714	93,891
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.38	2-1-2036	109,300	107,023
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.60	4-1-2038	289,065	286,403
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.91	6-1-2035	26,891	27,184
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.25	5-1-2034	96,244	95,050
FHLMC (1 Year Treasury Constant Maturity+2.26%)±	4.77	2-1-2036	1,802,407	1,821,942
FHLMC (1 Year Treasury Constant Maturity+2.26%)±	4.77	7-1-2038	4,689,407	4,746,889
FHLMC (1 Year Treasury Constant Maturity+2.26%)±	4.91	9-1-2038	1,511,587	1,528,234
FHLMC (1 Year Treasury Constant Maturity+2.26%)±	4.97	4-1-2037	984,825	999,632
FHLMC (1 Year Treasury Constant Maturity+2.27%)±	4.40	11-1-2029	24,700	24,220
FHLMC (1 Year Treasury Constant Maturity+2.27%)±	5.18	9-1-2036	4,629,528	4,683,618
FHLMC (1 Year Treasury Constant Maturity+2.28%)±	4.35	10-1-2036	106,694	104,979
FHLMC (1 Year Treasury Constant Maturity+2.28%)±	4.41	1-1-2035	113,475	110,612
FHLMC (1 Year Treasury Constant Maturity+2.28%)±	5.13	7-1-2034	94,566	92,434
FHLMC (1 Year Treasury Constant Maturity+2.29%)±	4.50	11-1-2027	118,533	116,683
FHLMC (1 Year Treasury Constant Maturity+2.29%)±	4.94	9-1-2033	131,998	129,213
FHLMC (1 Year Treasury Constant Maturity+2.31%)±	5.18	7-1-2027	95,463	94,916
FHLMC (1 Year Treasury Constant Maturity+2.34%)±	3.79	7-1-2031	33,831	32,646
FHLMC (1 Year Treasury Constant Maturity+2.34%)±	4.77	4-1-2032	660,452	657,251
FHLMC (1 Year Treasury Constant Maturity+2.34%)±	5.13	10-1-2033	288,960	283,517
FHLMC (1 Year Treasury Constant Maturity+2.35%)±	6.35	7-1-2038	133,439	132,067
FHLMC (1 Year Treasury Constant Maturity+2.36%)±	4.46	2-1-2035	240,388	233,600
FHLMC (1 Year Treasury Constant Maturity+2.36%)±	4.90	1-1-2028	779	766
FHLMC (1 Year Treasury Constant Maturity+2.36%)±	5.36	4-1-2038	573,047	568,223
FHLMC (1 Year Treasury Constant Maturity+2.36%)±	5.86	1-1-2028	2,410	2,379
FHLMC (1 Year Treasury Constant Maturity+2.37%)±	4.91	2-1-2034	1,242,293	1,246,835
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	4.40	7-1-2031	29,151	28,727
The accompanying notes are an integral part of these financial statements.
12 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	4.40%	9-1-2031	$26,343	$25,937
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	4.83	1-1-2037	453,025	459,915
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	5.00	11-1-2029	39,107	38,384
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	5.10	6-1-2035	198,333	198,703
FHLMC (1 Year Treasury Constant Maturity+2.40%)±	5.45	7-1-2029	11,240	11,099
FHLMC (1 Year Treasury Constant Maturity+2.43%)±	5.43	6-1-2025	12,143	11,920
FHLMC (1 Year Treasury Constant Maturity+2.44%)±	4.82	4-1-2029	7,212	7,044
FHLMC (1 Year Treasury Constant Maturity+2.44%)±	4.93	4-1-2034	76,232	74,332
FHLMC (1 Year Treasury Constant Maturity+2.47%)±	6.22	7-1-2034	90,076	88,756
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	4.23	10-1-2024	6,505	6,442
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	4.60	6-1-2030	15,173	14,826
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	4.73	2-1-2030	18,643	18,386
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	4.91	6-1-2030	48,056	46,739
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	5.61	6-1-2035	130,895	129,452
FHLMC (1 Year Treasury Constant Maturity+2.48%)±	6.17	6-1-2030	108,384	106,997
FHLMC (1 Year Treasury Constant Maturity+2.49%)±	4.64	12-1-2032	51,644	50,642
FHLMC (1 Year Treasury Constant Maturity+2.52%)±	3.76	11-1-2029	36,077	34,328
FHLMC (1 Year Treasury Constant Maturity+2.55%)±	4.67	9-1-2029	16,265	15,871
FHLMC (1 Year Treasury Constant Maturity+2.60%)±	5.60	6-1-2032	114,667	113,240
FHLMC (1 Year Treasury Constant Maturity+2.61%)±	3.99	9-1-2030	23,252	21,944
FHLMC (1 Year Treasury Constant Maturity+2.69%)±	5.10	5-1-2028	55,717	54,567
FHLMC (1 Year Treasury Constant Maturity+2.81%)±	5.73	9-1-2030	13,274	13,104
FHLMC (11th District COFI+1.25%)±	3.76	1-1-2030	1,735	1,676
FHLMC (11th District COFI+1.25%)±	3.76	7-1-2030	68,377	65,948
FHLMC (11th District COFI+1.25%)±	4.62	11-1-2030	6,877	6,669
FHLMC (11th District COFI+1.28%)±	3.85	2-1-2035	16,495	16,264
FHLMC (11th District COFI+2.57%)±	4.33	12-1-2025	10,329	10,218
FHLMC (12 Month LIBOR+1.51%)±	3.76	2-1-2037	40,938	40,068
FHLMC (12 Month LIBOR+1.61%)±	5.24	7-1-2044	80,146	80,508
FHLMC (12 Month LIBOR+1.62%)±	2.87	11-1-2047	2,232,994	2,116,022
FHLMC (12 Month LIBOR+1.62%)±	4.66	7-1-2045	418,468	418,556
FHLMC (12 Month LIBOR+1.64%)±	2.64	6-1-2050	2,502,575	2,247,220
FHLMC (12 Month LIBOR+1.67%)±	4.17	8-1-2035	108,449	105,961
FHLMC (12 Month LIBOR+1.73%)±	3.98	1-1-2035	142,310	139,727
FHLMC (12 Month LIBOR+1.73%)±	4.16	5-1-2037	473,811	477,118
FHLMC (12 Month LIBOR+1.74%)±	3.99	12-1-2036	108,520	109,631
FHLMC (12 Month LIBOR+1.75%)±	4.91	5-1-2033	44,131	43,165
FHLMC (12 Month LIBOR+1.75%)±	5.03	4-1-2035	74,433	72,524
FHLMC (12 Month LIBOR+1.75%)±	5.71	6-1-2033	151,459	149,548
FHLMC (12 Month LIBOR+1.77%)±	4.36	9-1-2037	129,869	131,099
FHLMC (12 Month LIBOR+1.77%)±	4.55	9-1-2039	644,959	651,654
FHLMC (12 Month LIBOR+1.77%)±	5.23	10-1-2036	132,084	133,772
FHLMC (12 Month LIBOR+1.77%)±	5.59	10-1-2035	366,826	361,503
FHLMC (12 Month LIBOR+1.77%)±	5.66	8-1-2042	105,893	107,649
FHLMC (12 Month LIBOR+1.77%)±	6.02	6-1-2035	119,664	117,184
FHLMC (12 Month LIBOR+1.78%)±	4.03	11-1-2035	88,749	87,990
FHLMC (12 Month LIBOR+1.79%)±	4.60	1-1-2040	987,648	1,003,579
FHLMC (12 Month LIBOR+1.80%)±	4.77	10-1-2043	2,303,692	2,319,429
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (12 Month LIBOR+1.80%)±	4.89%	8-1-2037	$653,002	$660,082
FHLMC (12 Month LIBOR+1.81%)±	4.37	9-1-2037	127,829	129,527
FHLMC (12 Month LIBOR+1.81%)±	4.44	4-1-2035	426,866	420,126
FHLMC (12 Month LIBOR+1.81%)±	4.46	5-1-2039	185,155	181,780
FHLMC (12 Month LIBOR+1.83%)±	4.91	6-1-2043	2,593,763	2,640,580
FHLMC (12 Month LIBOR+1.83%)±	5.21	4-1-2037	43,448	42,373
FHLMC (12 Month LIBOR+1.85%)±	4.29	9-1-2036	195,191	192,802
FHLMC (12 Month LIBOR+1.85%)±	4.51	7-1-2038	497,828	502,460
FHLMC (12 Month LIBOR+1.86%)±	4.61	4-1-2037	126,658	124,228
FHLMC (12 Month LIBOR+1.87%)±	5.25	5-1-2035	10,805	10,492
FHLMC (12 Month LIBOR+1.91%)±	4.64	3-1-2032	97,918	96,087
FHLMC (12 Month LIBOR+1.93%)±	4.74	4-1-2035	459,208	451,034
FHLMC (12 Month LIBOR+1.99%)±	4.24	7-1-2036	181,256	178,073
FHLMC (12 Month LIBOR+2.06%)±	4.72	3-1-2038	444,153	451,110
FHLMC (12 Month Treasury Average+1.91%)±	3.86	5-1-2028	48,971	47,915
FHLMC (12 Month Treasury Average+2.45%)±	4.68	10-1-2029	48,250	47,303
FHLMC (12 Month Treasury Average+2.52%)±	4.77	6-1-2028	16,548	16,194
FHLMC (2 Year Treasury Constant Maturity+2.44%)±	2.57	8-1-2029	940	940
FHLMC (3 Year Treasury Constant Maturity+2.40%)±	5.20	5-1-2031	53,673	52,497
FHLMC (3 Year Treasury Constant Maturity+2.44%)±	2.60	5-1-2032	55,671	54,787
FHLMC (3 Year Treasury Constant Maturity+2.82%)±	4.03	6-1-2035	157,981	154,829
FHLMC (30 Day Average U.S. SOFR+0.26%)±	5.36	7-1-2031	3,500,000	3,461,190
FHLMC (5 Year Treasury Constant Maturity+2.13%)±	4.00	8-1-2029	3,028	2,988
FHLMC (5 Year Treasury Constant Maturity+2.44%)±	3.57	8-1-2027	15,853	15,240
FHLMC (6 Month LIBOR+1.42%)±	4.67	2-1-2037	1,504	1,475
FHLMC (6 Month LIBOR+1.68%)±	4.50	1-1-2037	362,593	362,922
FHLMC (6 Month LIBOR+1.73%)±	4.98	6-1-2024	465	461
FHLMC (6 Month LIBOR+1.83%)±	4.81	6-1-2037	122,935	119,497
FHLMC (6 Month LIBOR+2.12%)±	4.91	5-1-2037	19,412	18,860
FHLMC (6 Month LIBOR+2.18%)±	5.26	6-1-2026	96,062	94,386
FHLMC (6 Month LIBOR+3.83%)±	6.21	11-1-2026	8,573	8,422
FHLMC Series 1671 Class QA (Enterprise 11th District COFI Institutional Replacement+0.95%)±	3.77	2-15-2024	30,715	30,686
FHLMC Series 1686 Class FE (Enterprise 11th District COFI Institutional Replacement+1.10%)±	3.92	2-15-2024	106	106
FHLMC Series 1709 Class FA (10 Year Treasury Constant Maturity -0.85%)±	2.96	3-15-2024	4,590	4,568
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%)±	3.21	5-15-2024	4,913	4,894
FHLMC Series 2315 Class FW (30 Day Average U.S. SOFR+0.66%)±	5.85	4-15-2027	14,615	14,584
FHLMC Series 2391 Class EF (30 Day Average U.S. SOFR+0.61%)±	5.80	6-15-2031	22,312	22,147
FHLMC Series 2454 Class SL (30 Day Average U.S. SOFR+7.89%)ƒ±	2.70	3-15-2032	49,443	4,646
FHLMC Series 2461 Class FI (30 Day Average U.S. SOFR+0.61%)±	5.80	4-15-2028	26,351	26,262
FHLMC Series 2464 Class FE (30 Day Average U.S. SOFR+1.11%)±	6.30	3-15-2032	32,225	32,476
FHLMC Series 2466 Class FV (30 Day Average U.S. SOFR+0.66%)±	5.85	3-15-2032	61,758	61,518
FHLMC Series 2538 Class F (30 Day Average U.S. SOFR+0.71%)±	5.90	12-15-2032	130,891	130,797
FHLMC Series 3067 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.65	11-15-2035	466,537	457,921
FHLMC Series 3114 Class FT (30 Day Average U.S. SOFR+0.46%)±	5.65	9-15-2030	166,162	165,022
The accompanying notes are an integral part of these financial statements.
14 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 3140 Class GF (30 Day Average U.S. SOFR+0.46%)±	5.65%	3-15-2036	$384,636	$377,222
FHLMC Series 3146 Class FP (30 Day Average U.S. SOFR+0.46%)±	5.65	4-15-2036	354,424	347,979
FHLMC Series 3149 Class FB (30 Day Average U.S. SOFR+0.46%)±	5.65	5-15-2036	599,484	592,562
FHLMC Series 3240 Class FM (30 Day Average U.S. SOFR+0.46%)±	5.65	11-15-2036	642,167	629,140
FHLMC Series 3284 Class CF (30 Day Average U.S. SOFR+0.48%)±	5.67	3-15-2037	420,257	408,002
FHLMC Series 3286 Class FA (30 Day Average U.S. SOFR+0.51%)±	5.70	3-15-2037	49,482	47,737
FHLMC Series 3311 Class KF (30 Day Average U.S. SOFR+0.45%)±	5.64	5-15-2037	721,407	702,588
FHLMC Series 3312 Class FN (30 Day Average U.S. SOFR+0.33%)±	5.52	7-15-2036	626,050	610,491
FHLMC Series 3436 Class A±±	4.48	11-15-2036	206,312	207,235
FHLMC Series 3684 Class FM (30 Day Average U.S. SOFR+0.46%)±	4.84	11-15-2036	857,745	827,885
FHLMC Series 3753 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.80	11-15-2040	1,007,620	980,139
FHLMC Series 3757 Class PF (30 Day Average U.S. SOFR+0.61%)±	5.80	8-15-2040	232,528	230,669
FHLMC Series 3822 Class FY (30 Day Average U.S. SOFR+0.51%)±	5.70	2-15-2033	413,125	410,507
FHLMC Series 3827 Class DF (30 Day Average U.S. SOFR+0.56%)±	5.75	3-15-2041	231,545	226,352
FHLMC Series 3925 Class FL (30 Day Average U.S. SOFR+0.56%)±	5.75	1-15-2041	43,939	43,600
FHLMC Series 3997 Class FQ (30 Day Average U.S. SOFR+0.61%)±	5.80	2-15-2042	437,215	424,607
FHLMC Series 4013 Class QF (30 Day Average U.S. SOFR+0.66%)±	5.85	3-15-2041	198,975	197,095
FHLMC Series 4039 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.80	5-15-2042	693,892	681,481
FHLMC Series 4136 Class DF (30 Day Average U.S. SOFR+0.41%)±	5.60	11-15-2042	437,411	418,477
FHLMC Series 4143 Class KF (30 Day Average U.S. SOFR+0.46%)±	4.91	9-15-2037	1,230,159	1,185,290
FHLMC Series 4248 Class FL (30 Day Average U.S. SOFR+0.56%)±	5.75	5-15-2041	174,659	170,915
FHLMC Series 4316 Class JF (30 Day Average U.S. SOFR+0.51%)±	5.70	1-15-2044	625,988	607,299
FHLMC Series 4474 Class WF (30 Day Average U.S. SOFR+0.46%)±	4.19	12-15-2036	978,880	942,771
FHLMC Series 4477 Class FG (30 Day Average U.S. SOFR+0.41%)±	4.66	10-15-2040	926,822	889,086
FHLMC Series 4503 Class FA (30 Day Average U.S. SOFR+0.46%)±	4.77	2-15-2042	1,143,077	1,101,936
FHLMC Series 4515 Class FA (30 Day Average U.S. SOFR+0.48%)±	4.31	8-15-2038	166,129	162,453
FHLMC Series 4604 Class PA	3.00	1-15-2044	64,752	64,009
FHLMC Series 4624 Class FA (30 Day Average U.S. SOFR+0.56%)±	4.64	12-15-2038	1,892,860	1,864,145
FHLMC Series 4678 Class AF (30 Day Average U.S. SOFR+0.51%)±	4.61	12-15-2042	834,387	811,023
FHLMC Series 4691 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.65	6-15-2047	433,818	414,050
FHLMC Series 4707 Class FD (30 Day Average U.S. SOFR+0.46%)±	4.75	9-15-2044	2,400,930	2,326,009
FHLMC Series 4754 Class FM (30 Day Average U.S. SOFR+0.41%)±	5.60	2-15-2048	1,082,629	1,026,567
FHLMC Series 4779 Class WF (30 Day Average U.S. SOFR+0.46%)±	4.76	7-15-2044	1,120,650	1,079,118
FHLMC Series 4821 Class FA (30 Day Average U.S. SOFR+0.41%)±	5.60	7-15-2048	317,562	301,600
FHLMC Series 4831 Class FD (30 Day Average U.S. SOFR+0.41%)±	5.60	10-15-2048	1,051,167	998,837
FHLMC Series 4842 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.65	11-15-2048	798,409	760,937
FHLMC Series 4906 Class WF (30 Day Average U.S. SOFR+0.51%)±	4.74	12-15-2038	1,417,621	1,367,657
FHLMC Series 4908 Class FA (30 Day Average U.S. SOFR+0.55%)±	4.81	12-15-2042	1,300,892	1,259,789
FHLMC Series 4915 Class FE (30 Day Average U.S. SOFR+0.51%)±	4.70	2-15-2038	3,393,083	3,309,584
FHLMC Series 4921 Class FN (30 Day Average U.S. SOFR+0.56%)±	5.85	10-25-2049	863,975	828,025
FHLMC Series 4925 Class WF (30 Day Average U.S. SOFR+0.51%)±	4.62	8-15-2038	3,086,588	3,079,892
FHLMC Series 4925 Class FY (30 Day Average U.S. SOFR+0.56%)±	5.85	10-25-2049	318,955	304,805
FHLMC Series 4933 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.90	12-25-2049	908,941	871,829
FNMA	6.50	5-1-2031	20,446	20,767
FNMA	7.06	1-1-2027	6,756	6,710
FNMA	7.50	1-1-2031	13,287	13,255
FNMA	7.50	1-1-2033	30,668	30,622
FNMA	7.50	5-1-2033	67,524	67,358
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	7.50%	7-1-2033	$15,202	$15,149
FNMA	7.50	8-1-2033	34,684	34,596
FNMA	8.00	12-1-2026	14,004	13,979
FNMA	8.00	3-1-2030	9	9
FNMA	8.00	5-1-2033	29,003	28,867
FNMA	8.50	8-15-2024	746	744
FNMA (1 Month LIBOR+1.17%)±	6.42	5-1-2029	25,759	25,917
FNMA (1 Year Treasury Constant Maturity+1.50%)±	4.28	8-1-2030	213,483	210,587
FNMA (1 Year Treasury Constant Maturity+1.52%)±	5.39	8-1-2033	343,550	339,698
FNMA (1 Year Treasury Constant Maturity+1.58%)±	3.87	3-1-2034	165,935	161,679
FNMA (1 Year Treasury Constant Maturity+1.63%)±	5.63	11-1-2029	4,210	4,130
FNMA (1 Year Treasury Constant Maturity+1.66%)±	3.69	7-1-2048	381,954	383,587
FNMA (1 Year Treasury Constant Maturity+1.70%)±	3.82	2-1-2033	161,928	160,162
FNMA (1 Year Treasury Constant Maturity+1.76%)±	5.51	8-1-2032	26,616	26,313
FNMA (1 Year Treasury Constant Maturity+1.88%)±	5.65	8-1-2031	25,784	25,510
FNMA (1 Year Treasury Constant Maturity+1.93%)±	4.32	7-1-2038	377,778	372,390
FNMA (1 Year Treasury Constant Maturity+1.96%)±	5.08	3-1-2032	12,217	12,083
FNMA (1 Year Treasury Constant Maturity+2.03%)±	4.73	12-1-2032	152,317	149,750
FNMA (1 Year Treasury Constant Maturity+2.07%)±	4.99	12-1-2033	132,992	131,155
FNMA (1 Year Treasury Constant Maturity+2.10%)±	4.94	4-1-2040	46,988	47,471
FNMA (1 Year Treasury Constant Maturity+2.10%)±	5.10	7-1-2035	35,719	35,125
FNMA (1 Year Treasury Constant Maturity+2.10%)±	5.14	9-1-2036	110,217	108,324
FNMA (1 Year Treasury Constant Maturity+2.11%)±	5.51	7-1-2035	73,231	72,508
FNMA (1 Year Treasury Constant Maturity+2.12%)±	4.49	8-1-2026	4,929	4,872
FNMA (1 Year Treasury Constant Maturity+2.12%)±	5.12	3-1-2031	13,239	13,047
FNMA (1 Year Treasury Constant Maturity+2.13%)±	4.25	10-1-2025	5,789	5,711
FNMA (1 Year Treasury Constant Maturity+2.15%)±	4.16	2-1-2033	30,852	30,635
FNMA (1 Year Treasury Constant Maturity+2.17%)±	4.29	12-1-2039	78,500	77,412
FNMA (1 Year Treasury Constant Maturity+2.17%)±	5.67	9-1-2030	15,789	15,622
FNMA (1 Year Treasury Constant Maturity+2.18%)±	4.22	9-1-2035	339,731	347,113
FNMA (1 Year Treasury Constant Maturity+2.18%)±	4.30	12-1-2024	5,588	5,526
FNMA (1 Year Treasury Constant Maturity+2.18%)±	5.02	1-1-2036	199,484	194,792
FNMA (1 Year Treasury Constant Maturity+2.18%)±	5.65	6-1-2035	44,647	44,176
FNMA (1 Year Treasury Constant Maturity+2.18%)±	5.74	1-1-2036	109,384	108,202
FNMA (1 Year Treasury Constant Maturity+2.19%)±	4.44	3-1-2035	167,365	163,667
FNMA (1 Year Treasury Constant Maturity+2.19%)±	4.60	5-1-2034	200,721	195,711
FNMA (1 Year Treasury Constant Maturity+2.19%)±	5.47	6-1-2027	23,569	23,267
FNMA (1 Year Treasury Constant Maturity+2.19%)±	6.19	8-1-2033	196,378	194,230
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.42	9-1-2033	105,987	104,223
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.64	5-1-2036	590,040	590,130
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.78	1-1-2033	145,240	144,164
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.84	12-1-2040	1,248,752	1,265,229
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.93	12-1-2040	2,676,471	2,707,457
FNMA (1 Year Treasury Constant Maturity+2.21%)±	3.75	8-1-2026	5,804	5,730
FNMA (1 Year Treasury Constant Maturity+2.21%)±	4.27	1-1-2027	11,824	11,776
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.01	5-1-2037	275,130	270,503
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.10	10-1-2034	451,037	457,344
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.39	9-1-2035	661,650	663,628
The accompanying notes are an integral part of these financial statements.
16 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity+2.21%)±	6.01%	8-1-2035	$197,274	$197,541
FNMA (1 Year Treasury Constant Maturity+2.22%)±	4.01	7-1-2029	99,773	95,931
FNMA (1 Year Treasury Constant Maturity+2.22%)±	4.35	8-1-2031	70,321	68,556
FNMA (1 Year Treasury Constant Maturity+2.22%)±	4.35	10-1-2034	86,780	85,384
FNMA (1 Year Treasury Constant Maturity+2.22%)±	4.88	12-1-2040	1,063,534	1,077,480
FNMA (1 Year Treasury Constant Maturity+2.22%)±	5.35	6-1-2035	167,337	166,771
FNMA (1 Year Treasury Constant Maturity+2.22%)±	5.97	7-1-2035	13,476	13,368
FNMA (1 Year Treasury Constant Maturity+2.22%)±	6.16	7-1-2035	169,027	169,691
FNMA (1 Year Treasury Constant Maturity+2.23%)±	4.83	11-1-2038	1,391,364	1,414,312
FNMA (1 Year Treasury Constant Maturity+2.23%)±	5.48	7-1-2037	92,822	94,562
FNMA (1 Year Treasury Constant Maturity+2.24%)±	4.95	4-1-2038	232,718	229,647
FNMA (1 Year Treasury Constant Maturity+2.24%)±	5.02	7-1-2038	1,273,619	1,294,064
FNMA (1 Year Treasury Constant Maturity+2.24%)±	5.39	7-1-2028	37	36
FNMA (1 Year Treasury Constant Maturity+2.24%)±	5.44	1-1-2037	240,100	237,621
FNMA (1 Year Treasury Constant Maturity+2.25%)±	4.92	10-1-2036	182,922	185,709
FNMA (1 Year Treasury Constant Maturity+2.28%)±	4.28	9-1-2026	8,371	8,278
FNMA (1 Year Treasury Constant Maturity+2.28%)±	4.40	4-1-2024	65	65
FNMA (1 Year Treasury Constant Maturity+2.28%)±	4.40	7-1-2024	884	877
FNMA (1 Year Treasury Constant Maturity+2.29%)±	4.29	12-1-2030	13,408	13,294
FNMA (1 Year Treasury Constant Maturity+2.29%)±	4.45	1-1-2031	26,767	26,245
FNMA (1 Year Treasury Constant Maturity+2.29%)±	4.81	5-1-2034	90,540	89,220
FNMA (1 Year Treasury Constant Maturity+2.29%)±	5.35	5-1-2033	141,170	139,028
FNMA (1 Year Treasury Constant Maturity+2.29%)±	5.71	6-1-2037	552,557	559,557
FNMA (1 Year Treasury Constant Maturity+2.30%)±	5.30	1-1-2026	23,250	23,020
FNMA (1 Year Treasury Constant Maturity+2.31%)±	4.46	12-1-2034	208,031	206,509
FNMA (1 Year Treasury Constant Maturity+2.31%)±	5.40	12-1-2030	161,125	159,089
FNMA (1 Year Treasury Constant Maturity+2.32%)±	4.44	5-1-2025	6,068	6,014
FNMA (1 Year Treasury Constant Maturity+2.32%)±	4.57	4-1-2028	20,633	20,163
FNMA (1 Year Treasury Constant Maturity+2.32%)±	4.77	7-1-2030	67,950	67,008
FNMA (1 Year Treasury Constant Maturity+2.33%)±	4.33	11-1-2024	7,045	7,010
FNMA (1 Year Treasury Constant Maturity+2.35%)±	5.35	6-1-2027	15,564	15,325
FNMA (1 Year Treasury Constant Maturity+2.35%)±	5.55	9-1-2037	28,436	28,030
FNMA (1 Year Treasury Constant Maturity+2.36%)±	4.91	11-1-2034	114,674	116,940
FNMA (1 Year Treasury Constant Maturity+2.37%)±	3.58	9-1-2030	197,667	187,853
FNMA (1 Year Treasury Constant Maturity+2.37%)±	4.50	7-1-2027	8,199	8,065
FNMA (1 Year Treasury Constant Maturity+2.38%)±	5.36	7-1-2027	33,905	33,569
FNMA (1 Year Treasury Constant Maturity+2.40%)±	4.53	6-1-2024	3,583	3,557
FNMA (1 Year Treasury Constant Maturity+2.40%)±	4.53	9-1-2033	223,911	221,289
FNMA (1 Year Treasury Constant Maturity+2.41%)±	5.28	5-1-2027	19,430	19,088
FNMA (1 Year Treasury Constant Maturity+2.44%)±	4.76	5-1-2033	34,146	33,545
FNMA (1 Year Treasury Constant Maturity+2.44%)±	5.69	7-1-2037	663,388	667,484
FNMA (1 Year Treasury Constant Maturity+2.47%)±	6.47	9-1-2028	21,591	21,350
FNMA (1 Year Treasury Constant Maturity+2.49%)±	4.61	5-1-2035	282,264	283,221
FNMA (1 Year Treasury Constant Maturity+2.49%)±	4.74	4-1-2038	138,856	135,265
FNMA (1 Year Treasury Constant Maturity+2.49%)±	5.61	7-1-2037	71,751	71,254
FNMA (1 Year Treasury Constant Maturity+2.50%)±	3.98	9-1-2030	157,432	150,656
FNMA (1 Year Treasury Constant Maturity+2.50%)±	4.63	6-1-2032	61,014	59,610
FNMA (1 Year Treasury Constant Maturity+2.50%)±	5.25	10-1-2029	165,019	162,457
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity+2.50%)±	5.50%	3-1-2027	$8,223	$8,124
FNMA (1 Year Treasury Constant Maturity+2.51%)±	4.60	7-1-2028	68,385	67,320
FNMA (1 Year Treasury Constant Maturity+2.52%)±	4.64	11-1-2024	4,894	4,838
FNMA (1 Year Treasury Constant Maturity+2.60%)±	4.72	10-1-2025	2,293	2,266
FNMA (1 Year Treasury Constant Maturity+2.64%)±	4.77	10-1-2028	12,010	11,746
FNMA (1 Year Treasury Constant Maturity+2.64%)±	5.64	3-1-2030	2,839	2,789
FNMA (1 Year Treasury Constant Maturity+2.64%)±	6.09	7-1-2028	23,781	23,480
FNMA (1 Year Treasury Constant Maturity+2.70%)±	5.76	5-1-2035	448,811	443,285
FNMA (1 Year Treasury Constant Maturity+2.72%)±	4.98	8-1-2035	90,365	88,564
FNMA (1 Year Treasury Constant Maturity+2.89%)±	6.38	9-1-2030	73,817	72,963
FNMA (1 Year Treasury Constant Maturity+3.03%)±	5.16	1-1-2029	14,127	13,998
FNMA (11th District COFI+1.25%)±	3.82	11-1-2023	477	475
FNMA (11th District COFI+1.25%)±	3.88	11-1-2024	27	27
FNMA (11th District COFI+1.25%)±	4.04	4-1-2034	106,397	102,872
FNMA (11th District COFI+1.26%)±	3.81	1-1-2035	110,421	106,704
FNMA (11th District COFI+1.26%)±	4.19	1-1-2038	5,454	5,369
FNMA (11th District COFI+1.27%)±	3.78	3-1-2033	33,974	32,909
FNMA (11th District COFI+1.29%)±	3.90	9-1-2037	642,901	620,007
FNMA (11th District COFI+1.69%)±	4.43	1-1-2036	76,402	74,193
FNMA (11th District COFI+1.70%)±	4.43	4-1-2030	280	274
FNMA (11th District COFI+1.82%)±	4.55	6-1-2034	30,314	29,875
FNMA (11th District COFI+1.83%)±	2.61	5-1-2028	17,504	17,134
FNMA (11th District COFI+1.85%)±	4.46	10-1-2027	52,077	51,563
FNMA (11th District COFI+1.90%)±	5.76	5-1-2034	29,161	29,274
FNMA (11th District COFI+1.91%)±	4.48	3-1-2033	109,011	106,684
FNMA (11th District COFI+1.92%)±	3.60	9-1-2030	106,704	104,598
FNMA (11th District COFI+1.93%)±	4.71	12-1-2036	9,757	9,664
FNMA (12 Month LIBOR+1.53%)±	4.22	9-1-2035	239,794	242,197
FNMA (12 Month LIBOR+1.54%)±	4.63	9-1-2036	169,023	165,778
FNMA (12 Month LIBOR+1.56%)±	3.99	2-1-2044	32,405	32,484
FNMA (12 Month LIBOR+1.56%)±	4.74	1-1-2040	51,390	50,517
FNMA (12 Month LIBOR+1.57%)±	3.82	11-1-2044	63,105	62,451
FNMA (12 Month LIBOR+1.57%)±	4.69	6-1-2043	2,603,950	2,598,772
FNMA (12 Month LIBOR+1.59%)±	5.34	6-1-2044	344,036	347,127
FNMA (12 Month LIBOR+1.59%)±	5.35	9-1-2044	581,827	587,295
FNMA (12 Month LIBOR+1.59%)±	5.42	8-1-2045	226,419	228,124
FNMA (12 Month LIBOR+1.59%)±	6.78	2-1-2043	263,594	262,795
FNMA (12 Month LIBOR+1.60%)±	2.23	8-1-2050	1,958,962	1,740,849
FNMA (12 Month LIBOR+1.60%)±	3.85	9-1-2037	333,543	328,028
FNMA (12 Month LIBOR+1.60%)±	4.12	3-1-2046	582,931	585,587
FNMA (12 Month LIBOR+1.62%)±	2.39	8-1-2050	2,550,834	2,270,392
FNMA (12 Month LIBOR+1.62%)±	2.52	4-1-2050	1,209,883	1,125,963
FNMA (12 Month LIBOR+1.64%)±	4.82	11-1-2038	80,691	79,578
FNMA (12 Month LIBOR+1.64%)±	5.37	9-1-2042	70,826	71,333
FNMA (12 Month LIBOR+1.67%)±	4.28	6-1-2041	674,930	682,551
FNMA (12 Month LIBOR+1.67%)±	5.79	7-1-2035	271,581	275,566
FNMA (12 Month LIBOR+1.71%)±	4.55	4-1-2034	195,715	197,526
FNMA (12 Month LIBOR+1.72%)±	5.74	6-1-2035	36,341	36,929
The accompanying notes are an integral part of these financial statements.
18 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (12 Month LIBOR+1.73%)±	4.65%	2-1-2045	$650,215	$649,641
FNMA (12 Month LIBOR+1.73%)±	4.80	7-1-2043	992,139	1,006,513
FNMA (12 Month LIBOR+1.74%)±	4.70	9-1-2042	120,864	122,223
FNMA (12 Month LIBOR+1.74%)±	5.62	6-1-2036	45,559	45,484
FNMA (12 Month LIBOR+1.75%)±	4.00	1-1-2035	153,741	152,152
FNMA (12 Month LIBOR+1.75%)±	4.53	4-1-2033	248,021	243,233
FNMA (12 Month LIBOR+1.75%)±	4.80	5-1-2035	194,929	190,322
FNMA (12 Month LIBOR+1.75%)±	4.89	4-1-2034	140,799	137,459
FNMA (12 Month LIBOR+1.75%)±	5.52	7-1-2035	188,830	188,161
FNMA (12 Month LIBOR+1.77%)±	4.83	7-1-2044	1,323,813	1,347,252
FNMA (12 Month LIBOR+1.78%)±	4.69	1-1-2042	990,511	1,009,831
FNMA (12 Month LIBOR+1.83%)±	4.08	1-1-2033	48,128	47,250
FNMA (12 Month LIBOR+1.90%)±	4.50	10-1-2034	213,086	209,218
FNMA (12 Month LIBOR+1.91%)±	5.52	5-1-2038	231,688	236,842
FNMA (12 Month LIBOR+1.93%)±	5.68	5-1-2037	383,872	378,003
FNMA (12 Month LIBOR+2.02%)±	4.56	9-1-2035	142,431	144,731
FNMA (12 Month Treasury Average+1.21%)±	5.43	4-1-2042	525,988	501,604
FNMA (12 Month Treasury Average+1.40%)±	5.61	12-1-2030	17,493	16,912
FNMA (12 Month Treasury Average+1.73%)±	5.93	6-1-2035	190,694	187,490
FNMA (12 Month Treasury Average+1.75%)±	5.95	10-1-2035	259,338	252,597
FNMA (12 Month Treasury Average+1.82%)±	6.05	7-1-2035	223,168	219,291
FNMA (12 Month Treasury Average+1.85%)±	6.05	11-1-2035	29,535	28,699
FNMA (12 Month Treasury Average+1.86%)±	6.06	11-1-2035	234,501	228,447
FNMA (12 Month Treasury Average+1.91%)±	6.12	7-1-2035	157,838	154,108
FNMA (12 Month Treasury Average+1.94%)±	6.15	11-1-2035	11,589	11,424
FNMA (12 Month Treasury Average+1.96%)±	6.17	11-1-2035	242,856	236,076
FNMA (12 Month Treasury Average+2.05%)±	6.26	10-1-2035	110,258	109,097
FNMA (12 Month Treasury Average+2.08%)±	6.32	1-1-2035	206,852	202,964
FNMA (12 Month Treasury Average+2.11%)±	6.29	8-1-2035	97,808	96,416
FNMA (12 Month Treasury Average+2.36%)±	6.57	8-1-2040	257,321	254,204
FNMA (12 Month Treasury Average+2.48%)±	4.13	6-1-2040	368,665	360,605
FNMA (3 Year Treasury Constant Maturity+2.15%)±	2.90	8-1-2031	20,008	19,457
FNMA (5 Year Treasury Constant Maturity+1.90%)±	3.49	9-1-2031	84,843	81,834
FNMA (5 Year Treasury Constant Maturity+2.42%)±	4.78	6-1-2028	9,531	9,590
FNMA (6 Month LIBOR+1.03%)±	4.15	2-1-2033	87,219	85,259
FNMA (6 Month LIBOR+1.16%)±	4.50	8-1-2033	2,488	2,434
FNMA (6 Month LIBOR+1.18%)±	6.18	8-1-2033	34,274	34,252
FNMA (6 Month LIBOR+1.31%)±	4.19	10-1-2037	272,114	270,668
FNMA (6 Month LIBOR+1.38%)±	6.50	8-1-2031	85,393	85,355
FNMA (6 Month LIBOR+1.38%)±	6.75	12-1-2031	12,672	12,611
FNMA (6 Month LIBOR+1.39%)±	7.02	1-1-2032	54,342	54,246
FNMA (6 Month LIBOR+1.42%)±	6.17	12-1-2031	97,992	98,308
FNMA (6 Month LIBOR+1.51%)±	4.35	11-1-2034	256,231	251,018
FNMA (6 Month LIBOR+1.54%)±	7.02	1-1-2035	329,753	333,302
FNMA (6 Month LIBOR+1.55%)±	6.37	3-1-2034	73,046	73,252
FNMA (6 Month LIBOR+1.61%)±	6.86	6-1-2037	288,717	292,033
FNMA (6 Month LIBOR+1.74%)±	4.49	10-1-2024	7,974	7,860
FNMA (6 Month LIBOR+1.74%)±	4.87	12-1-2024	7,544	7,442
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 19

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (6 Month LIBOR+1.93%)±	5.05%	6-1-2032	$48,460	$47,729
FNMA (6 Month LIBOR+1.96%)±	5.28	1-1-2033	44,253	43,293
FNMA (6 Month LIBOR+1.98%)±	4.23	9-1-2033	40,729	39,724
FNMA (6 Month LIBOR+2.25%)±	5.22	3-1-2034	349,793	345,010
FNMA (6 Month LIBOR+2.31%)±	5.06	4-1-2033	139,596	136,530
FNMA (6 Month LIBOR+2.35%)±	5.53	5-1-2033	415,514	414,042
FNMA (6 Month LIBOR+2.48%)±	5.73	7-1-2033	23,946	23,438
FNMA (6 Month LIBOR+2.51%)±	5.13	4-1-2033	126,237	124,468
FNMA (6 Month LIBOR+2.64%)±	5.17	4-1-2024	4,645	4,605
FNMA (6 Month LIBOR+3.36%)±	6.07	12-1-2032	76,149	74,499
FNMA (Enterprise 11th District COFI Institutional Replacement+1.40%)±	3.15	4-1-2024	47,519	47,217
FNMA (Federal COFI+2.00%)±	4.25	8-1-2029	17,248	17,146
FNMA (Federal COFI+2.46%)±	4.15	2-1-2029	178,300	177,137
FNMA Series 1993-247 Class FM (30 Day Average U.S. SOFR+1.92%)±	6.99	12-25-2023	2,492	2,483
FNMA Series 1994-14 Class F (30 Day Average U.S. SOFR+2.32%)±	7.39	10-25-2023	643	641
FNMA Series 2001-50 Class BA	7.00	10-25-2041	49,462	49,949
FNMA Series 2001-63 Class FD (30 Day Average U.S. SOFR+0.71%)±	5.94	12-18-2031	35,060	35,028
FNMA Series 2001-81 Class F (30 Day Average U.S. SOFR+0.66%)±	5.95	1-25-2032	18,238	18,121
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	896,555	903,888
FNMA Series 2001-T12 Class A4±±	4.47	8-25-2041	1,568,402	1,543,725
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	68,534	69,437
FNMA Series 2001-T8 Class A1	7.50	7-25-2041	52,974	52,369
FNMA Series 2001-W1 Class AV1 (1 Month LIBOR+0.12%)±	5.52	8-25-2031	16,020	15,291
FNMA Series 2001-W3 Class A±±	7.00	9-25-2041	194,819	188,126
FNMA Series 2002-5 Class FD (30 Day Average U.S. SOFR+1.01%)±	6.30	2-25-2032	26,887	26,961
FNMA Series 2002-59 Class F (30 Day Average U.S. SOFR+0.51%)±	5.80	9-25-2032	71,999	71,625
FNMA Series 2002-66 Class A3±±	4.11	4-25-2042	3,471,197	3,389,545
FNMA Series 2002-T12 Class A5±±	4.75	10-25-2041	825,295	797,497
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	755,430	785,812
FNMA Series 2002-T18 Class A5±±	4.56	5-25-2042	1,576,607	1,506,822
FNMA Series 2002-T19 Class A4±±	4.69	3-25-2042	93,781	89,412
FNMA Series 2002-W1 Class 3A±±	3.63	4-25-2042	403,702	372,010
FNMA Series 2002-W4 Class A6±±	4.22	5-25-2042	705,929	670,457
FNMA Series 2003-63 Class A8±±	3.91	1-25-2043	532,018	515,980
FNMA Series 2003-7 Class A2±±	4.30	5-25-2042	284,859	280,417
FNMA Series 2003-T2 Class A1 (30 Day Average U.S. SOFR+0.39%)±	5.68	3-25-2033	654,341	646,528
FNMA Series 2003-W10 Class 2A±±	3.65	6-25-2043	1,096,664	1,024,576
FNMA Series 2003-W18 Class 2A±±	4.19	6-25-2043	1,331,824	1,273,244
FNMA Series 2003-W2 Class 1A3	7.50	7-25-2042	183,006	190,724
FNMA Series 2003-W4 Class 5A±±	3.96	10-25-2042	387,318	339,358
FNMA Series 2003-W6 Class 6A±±	3.96	8-25-2042	462,029	439,240
FNMA Series 2003-W8 Class 4A±±	4.27	11-25-2042	561,351	537,054
FNMA Series 2003-W9 Class A (1 Month LIBOR+0.12%)±	5.52	6-25-2033	846,708	802,852
FNMA Series 2004-17 Class FT (30 Day Average U.S. SOFR+0.51%)±	5.80	4-25-2034	377,096	374,094
FNMA Series 2004-T1 Class 2A±±	3.56	8-25-2043	686,135	624,107
FNMA Series 2004-T3 Class 2A±±	4.32	8-25-2043	550,270	535,539
FNMA Series 2004-T3 Class 1A3	7.00	2-25-2044	227,527	233,794
The accompanying notes are an integral part of these financial statements.
20 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2004-W1 Class 3A±±	4.48%	1-25-2043	$31,130	$28,904
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	112,646	116,488
FNMA Series 2004-W12 Class 2A±±	4.11	6-25-2044	1,619,624	1,548,508
FNMA Series 2004-W15 Class 3A±±	4.11	6-25-2044	2,281,446	2,191,100
FNMA Series 2004-W2 Class 5A	7.50	3-25-2044	35,326	36,409
FNMA Series 2005-25 Class PF (30 Day Average U.S. SOFR+0.46%)±	5.75	4-25-2035	505,390	494,892
FNMA Series 2005-W3 Class 3A±±	4.06	4-25-2045	440,827	415,902
FNMA Series 2006-112 Class LF (30 Day Average U.S. SOFR+0.66%)±	5.95	11-25-2036	871,272	851,669
FNMA Series 2006-16 Class FA (30 Day Average U.S. SOFR+0.41%)±	5.70	3-25-2036	330,384	324,411
FNMA Series 2006-44 Class FY (30 Day Average U.S. SOFR+0.68%)±	5.97	6-25-2036	647,858	642,242
FNMA Series 2006-5 Class 1A±±	4.60	8-25-2034	1,627,887	1,650,299
FNMA Series 2006-W1 Class 3A±±	3.63	10-25-2045	1,443,769	1,395,495
FNMA Series 2007-109 Class PF (30 Day Average U.S. SOFR+0.76%)±	6.05	12-25-2037	252,523	249,439
FNMA Series 2007-4 Class DF (30 Day Average U.S. SOFR+0.56%)±	5.85	2-25-2037	496,827	483,201
FNMA Series 2007-86 Class FA (30 Day Average U.S. SOFR+0.56%)±	5.85	9-25-2037	872,255	860,723
FNMA Series 2007-95 Class A2 (30 Day Average U.S. SOFR+0.36%)±	5.15	8-27-2036	87,172	85,669
FNMA Series 2008-67 Class FG (30 Day Average U.S. SOFR+1.11%)±	6.40	7-25-2038	483,528	487,066
FNMA Series 2009-106 Class FA (30 Day Average U.S. SOFR+0.86%)±	6.15	1-25-2040	721,914	720,321
FNMA Series 2009-11 Class FU (30 Day Average U.S. SOFR+1.11%)±	6.40	3-25-2049	102,682	102,805
FNMA Series 2010-54 Class AF (30 Day Average U.S. SOFR+0.67%)±	5.96	4-25-2037	196,278	194,014
FNMA Series 2011-121 Class PF (30 Day Average U.S. SOFR+0.46%)±	5.75	12-25-2041	185,313	180,388
FNMA Series 2012-122 Class FM (30 Day Average U.S. SOFR+0.51%)±	5.80	11-25-2042	846,201	814,574
FNMA Series 2012-47 Class FW (30 Day Average U.S. SOFR+1.81%)±	7.10	5-25-2027	61,203	62,531
FNMA Series 2013-130 Class CF (30 Day Average U.S. SOFR+0.36%)±	5.65	6-25-2043	277,709	272,890
FNMA Series 2013-23 Class LF (30 Day Average U.S. SOFR+0.46%)±	4.50	3-25-2043	2,513,000	2,448,905
FNMA Series 2014-10 Class CF (30 Day Average U.S. SOFR+0.41%)±	3.99	3-25-2044	551,017	536,619
FNMA Series 2014-49 Class AF (30 Day Average U.S. SOFR+0.43%)±	4.77	8-25-2044	103,767	100,276
FNMA Series 2015-38 Class DF (30 Day Average U.S. SOFR+0.42%)±	4.85	6-25-2055	1,308,973	1,265,718
FNMA Series 2015-4 Class FA (30 Day Average U.S. SOFR+0.46%)±	4.87	2-25-2045	764,133	739,305
FNMA Series 2016-40 Class AF (30 Day Average U.S. SOFR+0.56%)±	4.74	7-25-2046	3,778,928	3,669,596
FNMA Series 2016-58 Class FA (30 Day Average U.S. SOFR+0.59%)±	4.92	8-25-2046	399,304	386,853
FNMA Series 2016-62 Class AF (30 Day Average U.S. SOFR+0.56%)±	4.93	9-25-2046	485,556	470,952
FNMA Series 2016-64 Class KF (30 Day Average U.S. SOFR+0.58%)±	4.47	9-25-2046	992,971	962,534
FNMA Series 2016-76 Class CF (30 Day Average U.S. SOFR+0.56%)±	5.04	10-25-2046	594,910	578,681
FNMA Series 2016-82 Class FM (30 Day Average U.S. SOFR+0.51%)±	4.47	11-25-2046	1,209,344	1,172,072
FNMA Series 2016-87 Class AF (30 Day Average U.S. SOFR+0.51%)±	4.77	11-25-2046	256,638	248,744
FNMA Series 2017-45 Class FA (30 Day Average U.S. SOFR+0.43%)±	5.02	6-25-2047	3,082,895	2,982,057
FNMA Series 2018-39 Class WF (30 Day Average U.S. SOFR+0.41%)±	4.72	6-25-2048	2,734,195	2,656,227
FNMA Series 2018-47 Class PC	3.50	9-25-2047	135,410	127,888
FNMA Series 2019-25 Class FA (30 Day Average U.S. SOFR+0.56%)±	5.85	6-25-2049	244,262	234,706
FNMA Series 2019-38 Class AF (30 Day Average U.S. SOFR+0.51%)±	4.82	7-25-2049	3,258,182	3,126,493
FNMA Series 2019-42 Class MF (30 Day Average U.S. SOFR+0.51%)±	4.71	8-25-2059	1,629,603	1,575,801
FNMA Series 2019-5 Class FE (30 Day Average U.S. SOFR+0.56%)±	5.85	3-25-2049	353,077	339,947
FNMA Series 2019-53 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.71	9-25-2049	1,284,456	1,238,729
FNMA Series 2020-10 Class Q	3.00	3-25-2050	2,650,070	2,257,847
FNMA Series 2020-29 Class FA (30 Day Average U.S. SOFR+0.76%)±	4.78	5-25-2050	824,274	804,125
FNMA Series 2021-85 Class EF (30 Day Average U.S. SOFR+0.18%)±	5.25	12-25-2051	3,134,998	3,058,610
GNMA	6.45	4-20-2025	8,282	8,254
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 21

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	6.45%	9-20-2025	$11,017	$11,391
GNMA	6.50	8-20-2034	110,501	107,440
GNMA	9.00	9-20-2024	109	109
GNMA	9.00	11-20-2024	14	14
GNMA	9.00	1-20-2025	222	222
GNMA	9.00	2-20-2025	748	748
GNMA (1 Month LIBOR+0.62%)±	5.77	5-20-2058	103,112	102,665
GNMA (1 Year Treasury Constant Maturity+1.40%)±	6.55	6-20-2058	14,102	14,109
GNMA (1 Year Treasury Constant Maturity+1.50%)±	3.63	1-20-2034	744,012	728,003
GNMA (1 Year Treasury Constant Maturity+2.00%)±	4.38	4-20-2041	25,392	24,809
GNMA (1 Year Treasury Constant Maturity+2.00%)±	5.13	1-20-2041	22,156	21,866
GNMA Series 2004-80 Class FA (U.S. SOFR 1 Month+0.51%)±	5.83	10-20-2034	333,992	331,290
GNMA Series 2006-16 Class DF (U.S. SOFR 1 Month+0.22%)±	5.54	4-20-2036	1,694,075	1,668,130
GNMA Series 2008-65 Class FG (U.S. SOFR 1 Month+0.86%)±	6.18	8-20-2038	588,754	591,069
GNMA Series 2008-68 Class FA (U.S. SOFR 1 Month+1.06%)±	6.38	8-20-2038	733,481	736,685
GNMA Series 2009-12 Class FA (U.S. SOFR 1 Month+1.06%)±	6.38	3-20-2039	938,784	942,404
GNMA Series 2009-15 Class FL (U.S. SOFR 1 Month+1.06%)±	6.38	3-20-2039	938,784	941,674
GNMA Series 2009-29 Class FL (U.S. SOFR 1 Month+0.76%)±	6.08	5-16-2039	1,008,312	1,002,438
GNMA Series 2009-36 Class FE (U.S. SOFR 1 Month+0.91%)±	6.23	9-20-2038	949,977	950,752
GNMA Series 2009-50 Class FW (U.S. SOFR 1 Month+1.11%)±	6.43	7-20-2039	701,857	706,204
GNMA Series 2009-52 Class FD (U.S. SOFR 1 Month+1.06%)±	6.38	7-16-2039	358,025	359,571
GNMA Series 2010-25 Class FH (U.S. SOFR 1 Month+0.83%)±	6.15	2-16-2040	498,056	491,627
GNMA Series 2010-79 Class YF (U.S. SOFR 1 Month+0.46%)±	5.78	5-20-2035	1,624,801	1,596,997
GNMA Series 2011-117 Class FJ (U.S. SOFR 1 Month+0.98%)±	6.30	8-20-2041	915,355	916,877
GNMA Series 2011-H12 Class FA (U.S. SOFR 1 Month+0.60%)±	5.71	2-20-2061	344,366	342,598
GNMA Series 2011-H17 Class FA (U.S. SOFR 1 Month+0.64%)±	5.79	6-20-2061	268,204	267,029
GNMA Series 2012-124 Class GF (U.S. SOFR 1 Month+0.36%)±	5.68	10-20-2042	1,043,437	1,014,963
GNMA Series 2014-44 Class IAƒ	3.50	5-20-2028	1,357,063	46,517
GNMA Series 2014-H16 Class FL (U.S. SOFR 1 Month+0.58%)±	5.63	7-20-2064	641,480	637,388
GNMA Series 2014-H22 Class FC (U.S. SOFR 1 Month+0.59%)±	5.70	11-20-2064	1,362,013	1,353,323
GNMA Series 2015-H23 Class TA (U.S. SOFR 1 Month+0.58%)±	5.69	9-20-2065	1,350,028	1,340,532
GNMA Series 2016-H24 Class FD (U.S. SOFR 12 Month+1.02%)±	4.43	11-20-2066	336,624	334,439
GNMA Series 2017-130 Class FH (U.S. SOFR 1 Month+0.41%)±	5.73	8-20-2047	1,634,206	1,561,551
GNMA Series 2017-H11 Class FE (U.S. SOFR 12 Month+0.90%)±	5.18	5-20-2067	2,563,520	2,531,693
GNMA Series 2018-120 Class FL (U.S. SOFR 1 Month+0.41%)±	5.73	9-20-2048	240,831	230,753
GNMA Series 2018-49 Class FM (U.S. SOFR 1 Month+0.36%)±	5.68	4-20-2048	1,118,389	1,067,325
GNMA Series 2018-H07 Class FD (U.S. SOFR 1 Month+0.41%)±	5.52	5-20-2068	263,033	262,224
GNMA Series 2018-H13 Class FC (U.S. SOFR 1 Month+0.41%)±	5.52	7-20-2068	232,136	229,648
GNMA Series 2019-103 Class FG (U.S. SOFR 1 Month+0.56%)±	5.88	4-20-2049	970,872	936,106
GNMA Series 2019-129 Class WF (U.S. SOFR 1 Month+0.51%)±	5.83	2-20-2046	1,187,191	1,127,172
GNMA Series 2019-H06 Class FD (U.S. SOFR 1 Month+0.83%)±	3.81	1-20-2069	582,985	574,261
GNMA Series 2019-H09 Class FE (U.S. SOFR 1 Month+0.61%)±	5.22	4-20-2069	892,414	883,760
GNMA Series 2019-H10 Class FB (U.S. SOFR 1 Month+0.71%)±	4.87	6-20-2069	2,771,066	2,654,455
GNMA Series 2019-H15 Class FE (U.S. SOFR 1 Month+0.74%)±	4.81	9-20-2069	1,836,005	1,812,407
GNMA Series 2020-H12 Class F (U.S. SOFR 1 Month+0.61%)±	5.53	7-20-2070	727,461	714,799
GNMA Series 2020-H19 Class FB (U.S. SOFR 1 Month+0.56%)±	4.22	11-20-2070	2,333,900	2,281,891
The accompanying notes are an integral part of these financial statements.
22 | Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA Series 2021-H01 Class FC (U.S. SOFR 1 Month+0.51%)±	4.78%	11-20-2070	$1,369,845	$1,340,867
GNMA Series 2021-H14 Class FA (30 Day Average U.S. SOFR+0.30%)±	4.20	4-20-2070	3,505,464	3,367,516
Total agency securities (Cost $258,274,268)				249,984,508
Asset-backed securities: 2.36%
Brazos Education Funding LLC Series 2015-1 Class A (30 Day Average U.S. SOFR+1.11%)144A±	6.40	10-25-2056	1,210,949	1,201,575
EFS Volunteer LLC Series 2010-1 Class A2 (90 Day Average U.S. SOFR+1.11%)144A±	6.17	10-25-2035	175,920	175,578
Navient Private Education Refinance Loan Trust Series 2020-GA Class A144A	1.17	9-16-2069	985,560	876,175
Navient Student Loan Trust Series 2021-1A Class A1B (30 Day Average U.S. SOFR+0.71%)144A±	6.00	12-26-2069	752,154	743,251
Nelnet Student Loan Trust Series 2019-4A Class A (U.S. SOFR 1 Month+0.98%)144A±	6.30	9-26-2067	538,395	530,843
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%)144A±	6.22	12-17-2068	3,068,252	3,042,085
SLM Student Loan Trust Series 2004-10 Class A7B (90 Day Average U.S. SOFR+0.86%)144A±	5.92	10-25-2029	153,554	153,020
Total asset-backed securities (Cost $6,883,916)				6,722,527
Corporate bonds and notes: 0.71%
Energy: 0.71%
Oil & gas services: 0.71%
Cal Dive I-Title XI, Inc.	4.93	2-1-2027	2,052,446	2,011,393
Total corporate bonds and notes (Cost $2,106,600)				2,011,393
Non-agency mortgage-backed securities: 5.47%
Angel Oak Mortgage Trust Series 2020-R1 Class A1144A±±	0.99	4-25-2053	583,360	524,144
CSMC Trust Series 2022-NQM1 Class A1144A±±	2.27	11-25-2066	2,649,536	2,211,339
FRESB Mortgage Trust Series 2022-SB94 Class A5H±±	1.72	11-25-2041	5,775,585	5,380,877
GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ4 Class A2144A±±	3.00	1-25-2051	621,625	522,330
Imperial Fund Mortgage Trust Series 2022-NQM1 Class A1144A±±	2.49	2-25-2067	2,280,455	1,972,558
JP Morgan Mortgage Trust Series 2016-5 Class A1144A±±	6.74	12-25-2046	374,604	362,262
MFA Trust Series 2020-NQM3 Class A1144A±±	1.01	1-26-2065	263,454	237,907
New Residential Mortgage Loan Trust Series 2018-4A Class A1M (U.S. SOFR 1 Month+1.01%)144A±	6.33	1-25-2048	904,647	879,895
New Residential Mortgage Loan Trust Series 2020-RPL1 Class A1144A±±	2.75	11-25-2059	187,230	172,479
OBX Trust Series 2022-NQM1 Class A1144A±±	2.31	11-25-2061	2,752,047	2,316,339
Starwood Mortgage Residential Trust Series 2021-2 Class A1144A±±	0.94	5-25-2065	720,826	635,623
Towd Point Mortgage Trust Series 2017-5 Class A1 (U.S. SOFR 1 Month+0.71%)144A±	5.12	2-25-2057	353,410	354,186
Total non-agency mortgage-backed securities (Cost $17,500,457)				15,569,939
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 23

Portfolio of investments—August 31, 2023

		Yield	Shares	Value
Short-term investments: 2.65%
Investment companies: 2.65%
Allspring Government Money Market Fund Select Class♠∞		5.26%	7,537,678	$7,537,678
Total short-term investments (Cost $7,537,678)				7,537,678
Total investments in securities (Cost $292,302,919)	99.02%			281,826,045
Other assets and liabilities, net	0.98			2,797,601
Total net assets	100.00%			$284,623,646

±	Variable rate investment. The rate shown is the rate in effect at period end.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
COFI	Cost of Funds Index
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,904,979	$182,168,964	$(176,536,265)	$0	$0	$7,537,678	7,537,678	$157,119
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(57)	12-19-2023	$(6,276,456)	$(6,328,781)	$0	$(52,325)
Ultra 10-Year U.S. Treasury Notes	(62)	12-19-2023	(7,127,027)	(7,198,781)	0	(71,754)
5-Year U.S. Treasury Notes	(195)	12-29-2023	(20,711,538)	(20,849,766)	0	(138,228)
2-Year U.S. Treasury Notes	(219)	12-29-2023	(44,497,534)	(44,633,227)	0	(135,693)
					$0	$(398,000)
The accompanying notes are an integral part of these financial statements.
24 | Allspring Adjustable Rate Government Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $284,765,241)	$274,288,367
Investments in affiliated securities, at value (cost $7,537,678)	7,537,678
Cash	95
Cash at broker segregated for futures contracts	1,366,000
Receivable for interest	1,178,282
Principal paydown receivable	877,327
Receivable for Fund shares sold	34,309
Prepaid expenses and other assets	87,017
Total assets	285,369,075
Liabilities
Payable for Fund shares redeemed	494,761
Dividends payable	81,759
Payable for daily variation margin on open futures contracts	61,016
Management fee payable	43,407
Administration fees payable	23,708
Trustees’ fees and expenses payable	4,621
Distribution fee payable	1,591
Accrued expenses and other liabilities	34,566
Total liabilities	745,429
Total net assets	$284,623,646
Net assets consist of
Paid-in capital	$293,348,740
Total distributable loss	(8,725,094)
Total net assets	$284,623,646
Computation of net asset value and offering price per share
Net assets–Class A	$68,735,789
Shares outstanding–Class A1	7,906,726
Net asset value per share–Class A	$8.69
Maximum offering price per share – Class A2	$8.87
Net assets–Class C	$2,445,044
Shares outstanding–Class C1	281,813
Net asset value per share–Class C	$8.68
Net assets–Administrator Class	$4,444,005
Shares outstanding–Administrator Class[1]	511,068
Net asset value per share–Administrator Class	$8.70
Net assets–Institutional Class	$208,998,808
Shares outstanding–Institutional Class[1]	24,041,938
Net asset value per share–Institutional Class	$8.69
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 25

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$11,463,154
Income from affiliated securities	157,119
Total investment income	11,620,273
Expenses
Management fee	1,210,560
Administration fees
Class A	119,893
Class C	4,548
Administrator Class	5,116
Institutional Class	209,762
Shareholder servicing fees
Class A	188,501
Class C	7,173
Administrator Class	12,709
Distribution fee
Class C	21,518
Custody and accounting fees	46,451
Professional fees	106,431
Registration fees	60,437
Shareholder report expenses	40,414
Trustees’ fees and expenses	28,599
Other fees and expenses	78,316
Total expenses	2,140,428
Less: Fee waivers and/or expense reimbursements
Fund-level	(250,226)
Class A	(42,213)
Class C	(1,573)
Administrator Class	(6,850)
Net expenses	1,839,566
Net investment income	9,780,707
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(2,415,444)
Futures contracts	4,910,889
Net realized gains on investments	2,495,445
Net change in unrealized gains (losses) on
Unaffiliated securities	(1,816,662)
Futures contracts	(503,865)
Net change in unrealized gains (losses) on investments	(2,320,527)
Net realized and unrealized gains (losses) on investments	174,918
Net increase in net assets resulting from operations	$9,955,625
The accompanying notes are an integral part of these financial statements.
26 | Allspring Adjustable Rate Government Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$9,780,707		$2,748,623
Net realized gains on investments		2,495,445		6,184,988
Net change in unrealized gains (losses) on investments		(2,320,527)		(12,024,183)
Net increase (decrease) in net assets resulting from operations		9,955,625		(3,090,572)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,321,383)		(692,300)
Class C		(103,512)		(14,135)
Administrator Class		(233,998)		(71,924)
Institutional Class		(12,473,766)		(4,255,890)
Total distributions to shareholders		(16,132,659)		(5,034,249)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	389,869	3,389,206	593,643	5,293,269
Class C	127,961	1,119,816	123,328	1,091,402
Administrator Class	27,630	243,694	804,889	7,188,561
Institutional Class	5,820,602	51,054,703	43,022,173	383,515,387
		55,807,419		397,088,619
Reinvestment of distributions
Class A	332,081	2,877,025	66,182	589,152
Class C	11,717	101,218	1,573	14,008
Administrator Class	26,577	230,333	7,992	71,176
Institutional Class	1,293,692	11,210,473	415,798	3,699,149
		14,419,049		4,373,485
Payment for shares redeemed
Class A	(2,139,575)	(18,612,509)	(2,188,993)	(19,473,541)
Class C	(210,246)	(1,830,767)	(141,789)	(1,259,441)
Administrator Class	(264,335)	(2,306,022)	(1,017,358)	(9,065,328)
Institutional Class	(23,140,378)	(201,979,605)	(52,928,850)	(471,262,780)
		(224,728,903)		(501,061,090)
Net decrease in net assets resulting from capital share transactions		(154,502,435)		(99,598,986)
Total decrease in net assets		(160,679,469)		(107,723,807)
Net assets
Beginning of period		445,303,115		553,026,922
End of period		$284,623,646		$445,303,115
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 27

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.82	$8.96	$8.92	$8.98	$8.93
Net investment income	0.23 [1]	0.02	0.04	0.17	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.02	(0.09)	0.05	(0.06)	0.05
Total from investment operations	0.25	(0.07)	0.09	0.11	0.23
Distributions to shareholders from
Net investment income	(0.24)	(0.03)	(0.05)	(0.17)	(0.18)
Net realized gains	(0.14)	(0.04)	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.38)	(0.07)	(0.05)	(0.17)	(0.18)
Net asset value, end of period	$8.69	$8.82	$8.96	$8.92	$8.98
Total return[3]	2.95%	(0.81)%	0.99%	1.25%	2.64%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.82%	0.82%	0.88%	0.88%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.68%	0.30%	0.49%	1.92%	2.04%
Supplemental data
Portfolio turnover rate	12%	36%	53%	9%	5%
Net assets, end of period (000s omitted)	$68,736	$82,283	$97,274	$111,538	$118,675

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
28 | Allspring Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.81	$8.95	$8.91	$8.97	$8.93
Net investment income (loss)	0.16 [1]	0.00 [1,2]	(0.00)[1,3]	0.10 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.02	(0.10)	0.04	(0.06)	0.06
Total from investment operations	0.18	(0.10)	0.04	0.04	0.16
Distributions to shareholders from
Net investment income	(0.17)	(0.00)[2]	(0.00)[2]	(0.10)	(0.12)
Net realized gains	(0.14)	(0.04)	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.31)	(0.04)	(0.00)[2]	(0.10)	(0.12)
Net asset value, end of period	$8.68	$8.81	$8.95	$8.91	$8.97
Total return[4]	2.19%	(1.08)%	0.48%	0.50%	1.76%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.57%	1.57%	1.63%	1.62%
Net expenses	1.49%	1.02%*	1.27%*	1.49%	1.49%
Net investment income (loss)	1.90%	0.04%	(0.02)%	1.17%	1.13%
Supplemental data
Portfolio turnover rate	12%	36%	53%	9%	5%
Net assets, end of period (000s omitted)	$2,445	$3,104	$3,304	$4,702	$6,594

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended August 31, 2022	0.47%
Year ended August 31, 2021	0.22%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005).
[4]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.83	$8.97	$8.92	$8.98	$8.93
Net investment income	0.24 [1]	0.04 [1]	0.06 [1]	0.18 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.02	(0.10)	0.05	(0.06)	0.06
Total from investment operations	0.26	(0.06)	0.11	0.12	0.25
Distributions to shareholders from
Net investment income	(0.25)	(0.04)	(0.06)	(0.18)	(0.20)
Net realized gains	(0.14)	(0.04)	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.39)	(0.08)	(0.06)	(0.18)	(0.20)
Net asset value, end of period	$8.70	$8.83	$8.97	$8.92	$8.98
Total return	3.10%	(0.67)%	1.24%	1.40%	2.78%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.76%	0.76%	0.81%	0.81%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.76%	0.43%	0.64%	1.98%	2.12%
Supplemental data
Portfolio turnover rate	12%	36%	53%	9%	5%
Net assets, end of period (000s omitted)	$4,444	$6,367	$8,299	$8,076	$5,337

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
30 | Allspring Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.82	$8.96	$8.92	$8.98	$8.93
Net investment income	0.25 [1]	0.05 [1]	0.07 [1]	0.19 [1]	0.22
Net realized and unrealized gains (losses) on investments	0.02	(0.10)	0.04	(0.06)	0.04
Total from investment operations	0.27	(0.05)	0.11	0.13	0.26
Distributions to shareholders from
Net investment income	(0.26)	(0.05)	(0.07)	(0.19)	(0.21)
Net realized gains	(0.14)	(0.04)	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.40)	(0.09)	(0.07)	(0.19)	(0.21)
Net asset value, end of period	$8.69	$8.82	$8.96	$8.92	$8.98
Total return	3.24%	(0.53)%	1.27%	1.54%	2.93%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.49%	0.49%	0.54%	0.54%
Net expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income	2.88%	0.59%	0.74%	2.12%	2.27%
Supplemental data
Portfolio turnover rate	12%	36%	53%	9%	5%
Net assets, end of period (000s omitted)	$208,999	$353,549	$444,150	$288,045	$158,147

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring Adjustable Rate Government Fund | 31

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to
32 | Allspring Adjustable Rate Government Fund

Notes to financial statements
repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $292,742,950 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$303,895
Gross unrealized losses	(11,618,800)
Net unrealized losses	$(11,314,905)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Adjustable Rate Government Fund | 33

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$249,984,508	$0	$249,984,508
Asset-backed securities	0	6,722,527	0	6,722,527
Corporate bonds and notes	0	2,011,393	0	2,011,393
Non-agency mortgage-backed securities	0	15,569,939	0	15,569,939
Short-term investments
Investment companies	7,537,678	0	0	7,537,678
Total assets	$7,537,678	$274,288,367	$0	$281,826,045
Liabilities
Futures contracts	$398,000	$0	$0	$398,000
Total liabilities	$398,000	$0	$0	$398,000
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
34 | Allspring Adjustable Rate Government Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.74%
Class C	1.49
Administrator Class	0.60
Institutional Class	0.46
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $64 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$29,094,343	$11,334,723	$92,966,306	$40,692,399
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts for duration and curve management. The Fund had an average notional amount of $118,390,652 in short futures contracts during the year ended August 31, 2023.
Allspring Adjustable Rate Government Fund | 35

Notes to financial statements
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:
	Year ended August 31
	2023	2022
Ordinary income	$12,307,008	$2,699,890
Long-term capital gain	3,825,651	2,334,359
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$1,528,135	$1,205,571	$(11,314,905)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
36 | Allspring Adjustable Rate Government Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Adjustable Rate Government Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Adjustable Rate Government Fund | 37

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $3,825,651 was designated as a 20% rate gain distribution for the fiscal year ended
August 31, 2023.
For the fiscal year ended August 31, 2023, $9,780,880 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, $2,503,090 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38 | Allspring Adjustable Rate Government Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Adjustable Rate Government Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring Adjustable Rate Government Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Adjustable Rate Government Fund | 41

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

42 | Allspring Adjustable Rate Government Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was in range of the investment performance of its benchmark index, the Bloomberg 6-Month Treasury Bill Index, for the ten-year period under review and lower than its index for all other periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rate
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Adjustable Rate Government Fund | 43

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

44 | Allspring Adjustable Rate Government Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Adjustable Rate Government Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-wokr9viz 10-23
AR0356 08-23

Allspring Conservative Income Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Conservative Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Conservative Income Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Conservative Income Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Conservative Income Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Conservative Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Conservative Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Andrew M. Greenberg, CFA, Anthony J. Melville, CFA, Jeffrey L. Weaver, CFA

Average annual total returns (%) as of August 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class A2 (WCIAX)[3]	5-29-2020	4.05	1.54	1.12	0.62	0.40
Institutional Class (WCIIX)	5-31-2013	4.10	1.74	1.33	0.39	0.25
Bloomberg 6-9 Month Treasury Bill Index[4]	–	3.11	1.46	0.98	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
 Class A2 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through  December 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.40% for Class A2 and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class A2 shares.

[4]
The Bloomberg 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage-and asset-backed securities risk, and municipal securities risk.  Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Conservative Income Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Institutional Class shares for the most recent ten years with the Bloomberg 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

Allspring Conservative Income Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Bloomberg 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2023.
•The Fund’s largest allocation was to corporate notes. The sector performed well during the year and was the major contributor to performance. The allocation to the asset-backed securities (ABS) sector also contributed to performance.
•The portfolio’s yield-curve positioning relative to the benchmark was a slight detractor from performance. Overweights to the 1- and 2- year parts of the curve were detrimental to performance as rates moved higher.
The Federal Reserve (Fed) may be done with one of its more aggressive tightening cycles.
The federal funds target rate was raised 300 basis points (bps; 100 bps equal 1.00%) during the past 12 months to a range of 5.25% to 5.50% as of August 31, 2023. When the Fed began this tightening cycle, interest rates were close to zero. This move proved painful to fixed income investors and led to some of the worst fixed income returns ever recorded on the front end of the curve. The Fed will continue to monitor inflation to determine whether the rate hikes are having the desired effects. While it could raise rates further, it does appear the Fed is close to the end of the tightening cycle. Once the Fed does end its rate hikes, the focus will be on the timing of eventual rate cuts. The Fund will look to take advantage of the current interest rate environment by adding fixed-rate securities and extending the duration of the portfolio in anticipation of a more accommodative Fed.
The Fund’s duration was shortened from a neutral position as it became apparent that inflation was higher than anticipated.
The Fund’s duration, which started the fiscal year neutral versus the benchmark, was shortened in the fourth quarter of 2022 as it became apparent that inflation was not declining as much as anticipated. The Fund’s duration was kept short through the first two quarters of 2023 and only recently was moved back to neutral due to our expectation that the Fed is close to ending the rate hiking cycle. The Fund reduced its floating-rate exposure during the period, replacing it with fixed-rate securities. Recently, two-year securities were added in an attempt to lock in attractive yields at a time when the yield curve may be at its peak. We improved the portfolio’s credit quality by reducing its BBB-rated industrials sector* exposure and increasing our allocation to the financials sector, which generally has a higher credit quality. Given how tight BBB-rated credit spreads have been, we believe this move was warranted.
Yield-advantaged sectors added value.
The corporate bond sector was the largest contributor to performance. The Fund averaged 68% exposure to corporates during the period. Of that exposure, A-rated financials exhibited the best performance, followed by AA-rated financials. The Bloomberg 1–3 Year U.S. Corporate Index** option-adjusted spread tightened from+88 bps to+83 bps over the period and generated 2.68% in total return and 1.24% in excess return.
The Fund’s allocation to ABS, the second-largest allocation at 29% of holdings, also contributed to performance. As with corporates, ABS option-adjusted spreads tightened during the period, which generated excess returns. The Fund’s exposure in this sector is to AAA-rated consumer receivables with strong fundamentals and is monitored by the Global Credit Research team to ensure they perform as expected.

Ten largest holdings (%) as of August 31, 2023[1]
Capital One Prime Auto Receivables Trust, 5.20%, 5-15-2026	2.62
Royal Bank of Canada, 3.97%, 7-26-2024	1.91
Morgan Stanley Bank NA, 5.48%, 7-16-2025	1.83
Swedbank AB, 0.60%, 9-25-2023	1.83
Deutsche Bank AG, 5.84%, 11-8-2023	1.83
National Rural Utilities Cooperative Finance Corp., 0.35%, 2-8-2024	1.66
Toyota Motor Credit Corp., 5.61%, 1-11-2024	1.63
Bank of America NA, 5.65%, 8-18-2025	1.57
Skandinaviska Enskilda Banken AB, 5.82%, 9-1-2023	1.57
UBS AG, 5.79%, 8-9-2024	1.57

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund’s yield-curve positioning detracted from performance.
The Fund’s yield-curve positioning detracted slightly from performance as rates moved higher during the year. The contribution from an underweight in the 6-month part of the curve was more than offset by the overweight in the 1- and 2-year parts of the curve as interest rates rose dramatically over
*
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit-quality ratings:  Credit-quality ratings apply to underlying holdings of the fund and not the fund itself. Standard & Poor’s rates the creditworthiness of bonds from AAA (highest) to D (lowest). Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds from AAA (highest) to D (lowest).
**
The Bloomberg U.S. 1–3 Year Corporate Bond Index measures the investment return of U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies with maturities between 1 and 3 years. You cannot invest directly in an index.

8 | Allspring Conservative Income Fund

Performance highlights (unaudited)
the period. The overall impact of the yield-curve positioning was relatively low at only 5 bps.

Portfolio composition as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
The Fed has raised rates by 5.25% since January 2022 to fight inflation. While inflation has remained well above its 2% target, it has shown signs of moderating. The Fed will continue to monitor inflation data but it appears to be close to the end of the tightening cycle. The portfolio management team will position the portfolio to take advantage of higher rates by adding fixed-rate securities that mature within two years. The front end of the yield curve offers very attractive interest rates as the yield curve is inverted. At the same time, the team will be focused on any economic slowdown and what that might mean for interest rates as well as the impact on individual credits held in the portfolio. A slowdown in the economy may put pressure on corporate spreads, so we will continue to leverage our Global Credit Research team to mitigate credit risk and identify opportunities.

Allspring Conservative Income Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A2
Actual	$1,000.00	$1,024.57	$2.04	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Institutional Class
Actual	$1,000.00	$1,025.35	$1.28	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Conservative Income Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 1.89%
GNMA±±	4.58%	8-20-2070	$1,785,493	$1,742,429
GNMA Series 2023-H13 Class BA	4.62	5-20-2073	1,901,568	1,865,492
Total agency securities (Cost $3,766,670)				3,607,921
Asset-backed securities: 27.40%
AmeriCredit Automobile Receivables Trust Series 2022-2 Class A2A	4.20	12-18-2025	233,343	231,754
BMW Vehicle Lease Trust Series 2022-1 Class A3	1.10	3-25-2025	1,273,382	1,256,437
BMW Vehicle Lease Trust Series 2023-1 Class A3	5.16	11-25-2025	885,000	879,191
BMW Vehicle Lease Trust Series 2023-1 Class A2	5.27	2-25-2025	1,329,853	1,326,219
Capital One Prime Auto Receivables Trust Series 2023-1 Class A2	5.20	5-15-2026	5,031,738	5,012,258
CARDS II Trust Series 2021-1A Class A144A	0.60	4-15-2027	2,000,000	1,936,057
CarMax Auto Owner Trust Series 2020-4 Class A3	0.50	8-15-2025	714,167	700,588
CarMax Auto Owner Trust Series 2021-4 Class A3	0.56	9-15-2026	2,216,772	2,118,167
Carvana Auto Receivables Trust Series 2022-P3 Class A2	4.42	12-10-2025	648,572	645,415
CCG Receivables Trust Series 2020-1 Class A2144A	0.54	12-14-2027	180,483	178,915
Chase Auto Owner Trust Series 2022-AA Class A2144A	3.86	10-27-2025	594,597	590,740
Chesapeake Funding II LLC Series 2020-1A Class A1144A	0.87	8-15-2032	335,959	334,601
Daimler Trucks Retail Trust Series 2022-1 Class A2	5.07	9-16-2024	1,521,970	1,518,606
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A1 (1 Month LIBOR+0.33%)144A±	5.76	12-11-2034	663,728	662,396
Evergreen Credit Card Trust Series 2021-1 Class A144A	0.90	10-15-2026	1,000,000	945,142
Evergreen Credit Card Trust Series 2022-CRT1 Class B144A	5.61	7-15-2026	2,000,000	1,984,480
Evergreen Credit Card Trust Series 2022-CRT2 Class B144A	6.56	11-15-2026	1,000,000	1,001,030
Ford Credit Auto Lease Trust Series 2022-A Class A2A	2.78	10-15-2024	69,424	69,336
Ford Credit Auto Owner Trust Series 2022-B Class A2A	3.44	2-15-2025	491,834	489,486
Ford Credit Auto Owner Trust Series 2022-C Class A2A	4.52	4-15-2025	380,190	378,986
Foursight Capital Automobile Receivables Trust Series 2022-1 Class A2144A	1.15	9-15-2025	67,721	67,475
GM Financial Automobile Leasing Trust Series 2023-1 Class A2A	5.27	6-20-2025	1,152,112	1,148,699
Honda Auto Receivables Owner Trust Series 2021-3 Class A3	0.41	11-18-2025	1,859,912	1,796,987
Honda Auto Receivables Owner Trust Series 2023-1 Class A2	5.22	10-21-2025	1,500,000	1,494,562
Hyundai Auto Lease Securitization Trust Series 2022-A Class A3144A	1.16	1-15-2025	2,624,275	2,589,645
Hyundai Auto Receivables Trust Series 2023-A Class A2A	5.19	12-15-2025	850,000	846,550
John Deere Owner Trust Series 2022-B Class A2	3.73	6-16-2025	516,103	512,710
John Deere Owner Trust Series 2022-C Class A2	4.98	8-15-2025	1,075,420	1,070,821
Mercedes-Benz Auto Lease Trust Series 2023-A Class A2	5.24	11-17-2025	2,150,000	2,141,314
Mercedes-Benz Auto Receivables Trust Series 2022-1 Class A2	5.26	10-15-2025	1,034,523	1,032,561
Nissan Auto Lease Trust Series 2022-A Class A3	3.81	5-15-2025	1,069,000	1,059,474
Nissan Auto Receivables Owner Trust Series 2023-A Class A2A	5.34	2-17-2026	2,115,000	2,107,386
Porsche Financial Auto Securitization Trust Series 2023-1A Class A2144A	5.42	12-22-2026	2,700,000	2,692,747
Santander Drive Auto Receivables Trust Series 2022-5 Class A3	4.11	8-17-2026	1,250,000	1,240,873
SoFi Consumer Loan Program Trust Series 2021-1 Class A144A	0.49	9-25-2030	181,763	179,848
Tesla Auto Lease Trust Series 2023-A Class A3144A	5.89	6-22-2026	2,225,000	2,219,493
Toyota Auto Receivables Owner Trust Series 2023-A Class A2	5.05	1-15-2026	2,750,786	2,740,085
Toyota Lease Owner Trust Series 2023-A Class A2144A	5.30	8-20-2025	1,075,000	1,070,121
Venture XXV CLO Ltd. Series 2016-25A Class ARR (U.S. SOFR 3 Month+1.28%)144A±	6.61	4-20-2029	1,073,899	1,072,969
The accompanying notes are an integral part of these financial statements.
Allspring Conservative Income Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Verizon Master Trust Series 2022-5 Class A1A	3.72%	7-20-2027	$2,050,000	$2,032,912
World Omni Automobile Lease Securitization Trust Series 2023-A Class A2A	5.47	11-17-2025	1,000,000	996,531
Total asset-backed securities (Cost $52,618,088)				52,373,567
Corporate bonds and notes: 39.76%
Basic materials: 1.04%
Mining: 1.04%
Glencore Funding LLC144A	4.13	3-12-2024	2,000,000	1,981,602
Consumer, cyclical: 6.20%
Auto manufacturers: 6.20%
BMW U.S. Capital LLC144A	5.30	8-11-2025	2,200,000	2,192,383
Daimler Truck Finance North America LLC144A	5.20	1-17-2025	800,000	794,444
Hyundai Capital America144A	5.80	6-26-2025	1,000,000	1,001,201
Mercedes-Benz Finance North America LLC144A	0.75	3-1-2024	3,000,000	2,926,809
Toyota Motor Credit Corp. (U.S. SOFR+0.33%)±	5.61	1-11-2024	3,121,000	3,121,349
Volkswagen Group of America Finance LLC144A	0.88	11-22-2023	1,124,000	1,112,031
Volkswagen Group of America Finance LLC144A	4.25	11-13-2023	700,000	697,624
				11,845,841
Consumer, non-cyclical: 2.31%
Agriculture: 2.31%
BAT Capital Corp.	2.79	9-6-2024	2,000,000	1,940,119
Philip Morris International, Inc.	5.13	11-15-2024	2,500,000	2,487,604
				4,427,723
Energy: 0.52%
Oil & gas services: 0.52%
Schlumberger Holdings Corp.144A	3.75	5-1-2024	1,000,000	987,086
Financial: 23.89%
Banks: 12.77%
Bank of America NA	5.65	8-18-2025	3,000,000	3,010,189
Bank of New York Mellon Corp.	3.25	9-11-2024	1,500,000	1,462,567
Bank of New York Mellon Corp. Series J	0.85	10-25-2024	1,442,000	1,365,703
Fifth Third Bancorp	4.30	1-16-2024	2,000,000	1,983,817
Goldman Sachs Group, Inc.	1.22	12-6-2023	1,000,000	988,070
Goldman Sachs Group, Inc.	3.63	2-20-2024	1,000,000	989,310
JPMorgan Chase & Co. (U.S. SOFR+0.98%)±	3.85	6-14-2025	3,000,000	2,946,016
JPMorgan Chase & Co. (U.S. SOFR 3 Month+0.54%)±	0.82	6-1-2025	1,000,000	960,271
Morgan Stanley Bank NA	5.48	7-16-2025	3,500,000	3,504,818
PNC Financial Services Group, Inc.	3.50	1-23-2024	2,000,000	1,978,402
U.S. Bancorp	3.70	1-30-2024	2,000,000	1,980,880
Wells Fargo & Co.	3.75	1-24-2024	2,000,000	1,984,042
Wells Fargo Bank NA	5.55	8-1-2025	1,250,000	1,252,575
				24,406,660
The accompanying notes are an integral part of these financial statements.
12 | Allspring Conservative Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Insurance: 10.50%
Athene Global Funding144A	0.95%	1-8-2024	$1,000,000	$980,894
Athene Global Funding (U.S. SOFR+0.70%)144A±	6.03	5-24-2024	2,500,000	2,481,766
Brighthouse Financial Global Funding144A	1.20	12-15-2023	2,000,000	1,972,888
Brighthouse Financial Global Funding (U.S. SOFR+0.76%)144A±	6.05	4-12-2024	1,200,000	1,191,744
Corebridge Global Funding144A	0.45	12-8-2023	2,000,000	1,971,936
GA Global Funding Trust (U.S. SOFR+1.36%)144A±	6.64	4-11-2025	2,000,000	1,974,520
Met Tower Global Funding144A	0.70	4-5-2024	2,250,000	2,184,198
New York Life Global Funding144A	3.60	8-5-2025	1,800,000	1,741,573
Principal Life Global Funding II144A	0.50	1-8-2024	2,000,000	1,962,760
Principal Life Global Funding II (U.S. SOFR+0.38%)144A±	5.72	8-23-2024	670,000	668,964
Protective Life Global Funding144A	3.10	4-15-2024	3,000,000	2,946,830
				20,078,073
REITS: 0.62%
Public Storage (U.S. SOFR+0.47%)±	5.79	4-23-2024	1,195,000	1,194,636
Technology: 2.22%
Computers: 1.18%
Hewlett Packard Enterprise Co.	5.90	10-1-2024	2,250,000	2,252,014
Semiconductors: 1.04%
Microchip Technology, Inc.	2.67	9-1-2023	2,000,000	2,000,000
Utilities: 3.58%
Electric: 3.58%
CenterPoint Energy, Inc. (U.S. SOFR+0.65%)±	5.98	5-13-2024	1,445,000	1,444,635
National Rural Utilities Cooperative Finance Corp.	0.35	2-8-2024	3,255,000	3,181,196
NextEra Energy Capital Holdings, Inc.	4.26	9-1-2024	2,000,000	1,968,201
NextEra Energy Capital Holdings, Inc.	6.05	3-1-2025	250,000	250,986
				6,845,018
Total corporate bonds and notes (Cost $76,204,101)				76,018,653
Municipal obligations: 0.78%
California: 0.78%
Housing revenue: 0.78%
Torrance Joint Powers Financing Authority City of Torrance	1.43	10-1-2023	1,500,000	1,495,108
Total municipal obligations (Cost $1,500,000)				1,495,108
Yankee corporate bonds and notes: 27.70%
Energy: 1.56%
Oil & gas: 1.56%
TotalEnergies Capital International SA	3.70	1-15-2024	3,000,000	2,979,619
Financial: 26.14%
Banks: 26.14%
Bank of Montreal	0.40	9-15-2023	2,000,000	1,997,075
Bank of Montreal (U.S. SOFR+0.27%)±	5.48	9-15-2023	2,000,000	1,999,983
The accompanying notes are an integral part of these financial statements.
Allspring Conservative Income Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Bank of Nova Scotia	0.40%	9-15-2023	$2,000,000	$1,997,017
Bank of Nova Scotia	0.70	4-15-2024	2,000,000	1,940,125
Commonwealth Bank of Australia	5.08	1-10-2025	2,000,000	1,993,601
Cooperatieve Rabobank UA	0.38	1-12-2024	1,000,000	981,522
Cooperatieve Rabobank UA (U.S. SOFR+0.30%)±	5.59	1-12-2024	2,000,000	1,999,672
Deutsche Bank AG Series E (U.S. SOFR+0.50%)±	5.84	11-8-2023	3,500,000	3,499,428
Federation des Caisses Desjardins du Quebec (U.S. SOFR+0.43%)144A±	5.77	5-21-2024	2,050,000	2,047,253
Mitsubishi UFJ Financial Group, Inc.	3.41	3-7-2024	3,000,000	2,962,842
National Bank of Canada	5.25	1-17-2025	2,000,000	1,991,708
NatWest Markets PLC (U.S. SOFR+0.53%)144A±	5.86	8-12-2024	1,250,000	1,245,443
Nordea Bank Abp144A	0.63	5-24-2024	1,000,000	963,369
Royal Bank of Canada	3.97	7-26-2024	3,700,000	3,641,885
Skandinaviska Enskilda Banken AB (3 Month LIBOR+0.32%)144A±	5.82	9-1-2023	3,000,000	3,000,000
Sumitomo Mitsui Financial Group, Inc.	2.70	7-16-2024	2,750,000	2,676,391
Sumitomo Mitsui Trust Bank Ltd.144A	0.80	9-12-2023	1,250,000	1,248,775
Sumitomo Mitsui Trust Bank Ltd.144A	0.85	3-25-2024	1,000,000	972,470
Sumitomo Mitsui Trust Bank Ltd. (U.S. SOFR+0.44%)144A±	5.66	9-16-2024	1,200,000	1,196,724
Swedbank AB144A	0.60	9-25-2023	3,515,000	3,504,286
Toronto-Dominion Bank	3.25	3-11-2024	665,000	656,437
Toronto-Dominion Bank	4.29	9-13-2024	2,500,000	2,462,567
UBS AG (U.S. SOFR+0.45%)144A±	5.79	8-9-2024	3,000,000	2,994,400
Westpac Banking Corp. (U.S. SOFR+0.30%)±	5.64	11-18-2024	2,000,000	1,996,007
				49,968,980
Total yankee corporate bonds and notes (Cost $53,035,115)				52,948,599

Short-term investments: 3.22%
Commercial paper: 2.87%
CVS Health Corp.☼	0.00	9-1-2023	2,000,000	1,999,698
Sysco Corp.☼	0.00	9-1-2023	3,500,000	3,499,480
				5,499,178

		Yield	Shares
Investment companies: 0.35%
Allspring Government Money Market Fund Select Class♠∞		5.26	666,357	666,357
Total short-term investments (Cost $6,166,357)				6,165,535
Total investments in securities (Cost $193,290,331)	100.75%			192,609,383
Other assets and liabilities, net	(0.75)			(1,437,359)
Total net assets	100.00%			$191,172,024

The accompanying notes are an integral part of these financial statements.
14 | Allspring Conservative Income Fund

Portfolio of investments—August 31, 2023

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$637,978	$165,497,113	$(165,468,734)	$0	$0	$666,357	666,357	$61,417
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	4,649,303	(4,649,281)	(22)	0	0	0	4,420 [1]
				$(22)	$0	$666,357		$65,837

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Conservative Income Fund | 15

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $192,623,974)	$191,943,026
Investments in affiliated securities, at value (cost $666,357)	666,357
Cash	692
Receivable for interest	1,012,305
Prepaid expenses and other assets	67,131
Total assets	193,689,511
Liabilities
Payable for investments purchased	1,964,012
Dividends payable	464,968
Payable for Fund shares redeemed	51,556
Administration fees payable	13,142
Management fee payable	9,362
Trustees’ fees and expenses payable	1,237
Accrued expenses and other liabilities	13,210
Total liabilities	2,517,487
Total net assets	$191,172,024
Net assets consist of
Paid-in capital	$198,440,402
Total distributable loss	(7,268,378)
Total net assets	$191,172,024
Computation of net asset value per share
Net assets–Class A2	$185,409
Shares outstanding–Class A2[1]	18,770
Net asset value per share–Class A2	$9.88
Net assets–Institutional Class	$190,986,615
Shares outstanding–Institutional Class[1]	19,344,273
Net asset value per share–Institutional Class	$9.87
1  The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Conservative Income Fund

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $23,614)	$9,811,577
Income from affiliated securities	63,232
Total investment income	9,874,809
Expenses
Management fee	595,959
Administration fees
Class A2	431
Institutional Class	190,490
Shareholder servicing fees
Class A2	407
Custody and accounting fees	17,099
Professional fees	73,170
Registration fees	36,814
Shareholder report expenses	24,779
Trustees’ fees and expenses	25,734
Other fees and expenses	8,235
Total expenses	973,118
Less: Fee waivers and/or expense reimbursements
Fund-level	(376,546)
Class A2	(212)
Net expenses	596,360
Net investment income	9,278,449
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(2,459,762)
Affiliated securities	(22)
Net realized losses on investments	(2,459,784)
Net change in unrealized gains (losses) on investments	2,473,829
Net realized and unrealized gains (losses) on investments	14,045
Net increase in net assets resulting from operations	$9,292,494
The accompanying notes are an integral part of these financial statements.
Allspring Conservative Income Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$9,278,449		$2,684,857
Net realized losses on investments		(2,459,784)		(1,298,652)
Net change in unrealized gains (losses) on investments		2,473,829		(4,047,704)
Net increase (decrease) in net assets resulting from operations		9,292,494		(2,661,499)
Distributions to shareholders from
Net investment income and net realized gains
Class A2		(10,083)		(1,263)
Institutional Class		(9,306,063)		(2,494,224)
Total distributions to shareholders		(9,316,146)		(2,495,487)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A2	16,246	160,394	6,012	60,186
Institutional Class	1,181,753	11,649,365	13,115,815	130,901,840
		11,809,759		130,962,026
Reinvestment of distributions
Class A2	956	9,429	127	1,257
Institutional Class	459,490	4,527,831	153,634	1,523,254
		4,537,260		1,524,511
Payment for shares redeemed
Class A2	(20,313)	(200,287)	(1,498)	(14,987)
Institutional Class	(11,465,507)	(112,972,138)	(21,174,036)	(211,050,695)
		(113,172,425)		(211,065,682)
Net decrease in net assets resulting from capital share transactions		(96,825,406)		(78,579,145)
Total decrease in net assets		(96,849,058)		(83,736,131)
Net assets
Beginning of period		288,021,082		371,757,213
End of period		$191,172,024		$288,021,082
The accompanying notes are an integral part of these financial statements.
18 | Allspring Conservative Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A2	2023	2022	2021	2020[1]
Net asset value, beginning of period	$9.87	$10.02	$10.05	$10.02
Net investment income	0.37	0.07	0.04	0.02
Net realized and unrealized gains (losses) on investments	0.02	(0.16)	(0.03)	0.03
Total from investment operations	0.39	(0.09)	0.01	0.05
Distributions to shareholders from
Net investment income	(0.38)	(0.06)	(0.04)	(0.02)
Tax basis return of capital	0.00	0.00	(0.00)[2]	0.00
Total distributions to shareholders	(0.38)	(0.06)	(0.04)	(0.02)
Net asset value, end of period	$9.88	$9.87	$10.02	$10.05
Total return[3]	4.05%	(0.92)%	0.11%	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.68%	0.70%	0.70%
Net expenses	0.40%	0.43%	0.49%	0.50%
Net investment income	3.70%	0.70%	0.35%	0.78%
Supplemental data
Portfolio turnover rate	105%	112%	111%	102%
Net assets, end of period (000s omitted)	$185	$216	$173	$71

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Conservative Income Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.87	$10.02	$10.05	$10.00	$9.99
Net investment income	0.40	0.09	0.06	0.17	0.26
Net realized and unrealized gains (losses) on investments	0.00 [1]	(0.16)	(0.02)	0.06	0.01
Total from investment operations	0.40	(0.07)	0.04	0.23	0.27
Distributions to shareholders from
Net investment income	(0.40)	(0.08)	(0.07)	(0.18)	(0.26)
Tax basis return of capital	0.00	0.00	(0.00)[1]	0.00	0.00
Total distributions to shareholders	(0.40)	(0.08)	(0.07)	(0.18)	(0.26)
Net asset value, end of period	$9.87	$9.87	$10.02	$10.05	$10.00
Total return	4.10%	(0.69)%	0.35%	2.30%	2.71%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.39%	0.37%	0.38%	0.37%
Net expenses	0.25%	0.25%	0.26%	0.27%	0.27%
Net investment income	3.89%	0.81%	0.61%	1.74%	2.54%
Supplemental data
Portfolio turnover rate	105%	112%	111%	102%	171%
Net assets, end of period (000s omitted)	$190,987	$287,805	$371,584	$384,253	$332,551

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Conservative Income Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest
Allspring Conservative Income Fund | 21

Notes to financial statements
payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $193,342,657 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$36,271
Gross unrealized losses	(769,545)
Net unrealized losses	$(733,274)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $5,535,905 in short-term capital losses and $1,114,171 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$3,607,921	$0	$3,607,921
Asset-backed securities	0	52,373,567	0	52,373,567
Corporate bonds and notes	0	76,018,653	0	76,018,653
Municipal obligations	0	1,495,108	0	1,495,108
Yankee corporate bonds and notes	0	52,948,599	0	52,948,599
Short-term investments
Commercial paper	0	5,499,178	0	5,499,178
Investment companies	666,357	0	0	666,357
Total assets	$666,357	$191,943,026	$0	$192,609,383
22 | Allspring Conservative Income Fund

Notes to financial statements
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A2	0.15%
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A2 was 0.16% of its average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A2	0.40%
Institutional Class	0.25
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A2 shares is charged a fee at an annual rate up to 0.15% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Allspring Conservative Income Fund | 23

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,992,031	$244,458,281	$0	$313,997,695
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,316,146 and $2,495,487 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$579,940	$(733,274)	$(6,650,076)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring Conservative Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Conservative Income Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Conservative Income Fund | 25

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $6,219,553 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26 | Allspring Conservative Income Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Conservative Income Fund | 27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28 | Allspring Conservative Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Conservative Income Fund | 29

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

30 | Allspring Conservative Income Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg 6-9 Month Treasury Bill Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Conservative Income Fund | 31

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

32 | Allspring Conservative Income Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Conservative Income Fund | 33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-aroedqoi 10-23
AR3174 08-23

Allspring Core Plus Bond Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Core Plus Bond Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Plus Bond Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Core Plus Bond Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Core Plus Bond Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Core Plus Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Core Plus Bond Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Janet S. Rilling, CFA, CPA, Michael J. Schueller, CFA, Michal Stanczyk, Noah M. Wise, CFA

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STYAX)	7-13-1998	-5.16	0.46	1.99	-0.65	1.40	2.46	0.84	0.67
Class C (WFIPX)	7-13-1998	-2.44	0.61	1.85	-1.44	0.61	1.85	1.59	1.42
Class R6 (STYJX)[3]	10-31-2016	–	–	–	-0.27	1.75	2.80	0.47	0.30
Administrator Class (WIPDX)	7-30-2010	–	–	–	-0.50	1.49	2.57	0.79	0.60
Institutional Class (WIPIX)	7-18-2008	–	–	–	-0.32	1.72	2.77	0.52	0.35
Bloomberg U.S. Aggregate Bond Index[4]	–	–	–	–	-1.19	0.49	1.48	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023 (December 31, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.67% for Class A, 1.42% for Class C, 0.30% for Class R6, 0.60% for Administrator Class and
0.35% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Core Plus Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Core Plus Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2023.
•The Fund benefited from allocations to out-of-benchmark “plus” sectors during the period. U.S. high yield bonds and floating-rate loans, European high yield and investment-grade corporates, emerging market bonds, and global government bond allocations contributed to performance.
•An underweight to U.S. Treasuries and overweights to corporate bonds and U.S. securitized sectors contributed to performance.
•The Fund began the period with a neutral duration to the benchmark and shifted to a long duration posture throughout the period, although the magnitude of the exposure was tactically adjusted throughout. This long duration posture detracted as rates rose throughout the period. However, some of that underperformance was offset by curve positioning, which contributed to performance.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid draw-downs in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well, as historically low existing-home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis and remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.
The U.S. labor market remained tight throughout the year as the unemployment rate was unchanged at historical lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year over year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests that elevated economic uncertainty will continue.

Ten largest holdings (%) as of August 31, 2023[1]
U.K. Gilts, 3.25%, 1-31-2033	2.95
GNMA, 6.00%, 9-21-2053	2.48
U.S. Treasury Notes, 4.13%, 7-31-2028	2.26
FHLMC, 2.50%, 6-1-2051	2.18
French Republic, 0.75%, 2-25-2028	1.93
FNMA, 2.00%, 9-14-2053	1.92
FHLMC, 5.50%, 3-1-2053	1.77
U.S. Treasury Bonds, 3.63%, 5-15-2053	1.64
U.S. Treasury Notes, 2.25%, 1-31-2024	1.44
U.S. Treasury Notes, 4.63%, 6-30-2025	1.40

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund increased its allocation to out-of-benchmark “plus” sectors while increasing allocations to U.S. securitized sectors and decreasing exposure to U.S. investment-grade credit.
After replenishing the Fund’s stockpile of dry powder in the form of government securities for much of 2022, we used it to take advantage of opportunities in other sectors when they presented themselves over the year. We continue to gradually reduce U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector. Within U.S. securitized bonds, the Fund increased its allocation through the period, ending near a cyclical high of 47%, and we moved from a 9% underweight to mortgage-backed securities to a 5% overweight given historically cheap valuations. Within securitized credit, the Fund reduced its allocation to non-agency collateralized mortgage obligations, collateralized loan obligations, and asset-backed securities.
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Core Plus Bond Fund

Performance highlights (unaudited)
We established an allocation to currency-hedged global government bonds early in the period and continued to add to that positioning throughout the year. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a slowly weakening economic environment created an opportunity to continue building that position.
We modestly exploited wider credit spreads in U.S. high yield bonds following the volatility caused by the regional banking crisis but trimmed those positions as spreads narrowed back down to their tightest levels in a year. We remain patient in adding to high yield because of stretched valuations and slowing growth expectations. European investment-grade and high yield credit remain under pressure from geopolitical risks and the fight against inflation in that market.

Portfolio composition as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Valuations normalized throughout the period as much of the bad news expected in late 2022 never materialized. Within emerging markets, we maintained our allocation to Latin American local-currency government bonds, which benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and non-benchmark, though high-quality, plus exposures. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Core Plus Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,009.15	$3.44	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%
Class C
Actual	$1,000.00	$1,005.31	$7.23	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27	1.43%
Class R6
Actual	$1,000.00	$1,010.13	$1.52	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Administrator Class
Actual	$1,000.00	$1,009.43	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,010.80	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 32.55%
FHLB	5.63%	3-14-2036	$1,310,000	$1,428,954
FHLMC	2.50	9-1-2050	10,456,250	8,696,347
FHLMC	2.50	6-1-2051	115,134,124	95,758,973
FHLMC	2.50	11-1-2051	10,730,047	8,981,378
FHLMC	3.00	9-1-2034	315,517	293,463
FHLMC	3.00	6-1-2050	559,418	490,036
FHLMC	3.00	7-1-2050	1,591,456	1,394,363
FHLMC	3.00	8-1-2050	2,241,609	1,951,301
FHLMC	3.00	3-1-2052	267,899	231,832
FHLMC	3.00	5-1-2052	20,818,412	17,948,228
FHLMC	3.50	12-1-2045	968,240	882,734
FHLMC	3.50	5-1-2052	106,035	94,832
FHLMC	3.50	12-1-2052	8,506,989	7,604,877
FHLMC	4.00	6-1-2037	2,980,381	2,861,514
FHLMC	4.00	6-1-2044	604,332	568,469
FHLMC	4.00	5-1-2049	984,207	920,950
FHLMC	4.00	8-1-2052	8,085,991	7,465,843
FHLMC	5.00	6-1-2036	81,269	81,315
FHLMC	5.00	8-1-2040	82,669	82,649
FHLMC	5.00	7-1-2052	23,165,966	22,459,292
FHLMC	5.00	11-1-2052	18,345,889	17,798,040
FHLMC	5.50	8-1-2038	20,731	21,098
FHLMC	5.50	12-1-2038	162,923	165,956
FHLMC	5.50	6-1-2040	274,597	275,789
FHLMC	5.50	11-1-2052	116,314	114,916
FHLMC	5.50	3-1-2053	78,430,727	77,431,041
FHLMC	8.00	2-1-2030	72	74
FHLMC Structured Pass-Through Certificates Series T-42 Class A5	7.50	2-25-2042	872,029	878,639
FHLMC Structured Pass-Through Certificates Series T-57 Class 2A1±±	3.81	7-25-2043	26,837	24,646
FHLMC Structured Pass-Through Certificates Series T-59 Class 2A1±±	3.76	10-25-2043	124,477	95,046
FHLMC Whole Loan Securities Trust Series 2015-SC01 Class 1A	3.50	5-25-2045	118,300	103,778
FHLMC (12 Month LIBOR+1.33%)±	3.62	1-1-2036	4,308	4,224
FNMA	2.00	5-1-2051	30,313,940	24,218,243
FNMA	2.00	8-1-2051	11,835,380	9,447,665
FNMA	2.00	10-1-2051	63,184,396	50,401,884
FNMA	2.00	12-1-2051	10,613,113	8,459,932
FNMA%%	2.00	9-14-2053	105,855,000	84,282,909
FNMA	2.50	5-1-2037	21,782,997	19,579,029
FNMA	2.50	12-1-2050	7,102,527	5,896,517
FNMA	2.50	7-1-2051	16,486,382	13,660,889
FNMA	2.50	10-1-2051	59,663,540	49,443,875
FNMA	2.50	1-1-2052	10,924,425	9,073,180
FNMA%%	2.50	9-14-2053	10,525,000	8,718,482
FNMA	3.00	11-1-2045	528,813	466,212
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	3.00%	12-1-2045	$1,387,164	$1,225,571
FNMA	3.00	12-1-2046	708,272	623,634
FNMA	3.00	8-1-2050	1,711,918	1,483,770
FNMA	3.00	10-1-2051	24,800,432	21,474,581
FNMA	3.00	11-1-2051	38,372,911	33,142,936
FNMA	3.00	1-1-2052	8,701,027	7,500,216
FNMA	3.00	2-1-2052	8,322,940	7,202,490
FNMA%%	3.00	9-14-2053	28,860,000	24,863,567
FNMA	3.48	3-1-2029	930,673	872,721
FNMA	3.50	12-1-2037	17,311,710	16,318,103
FNMA	3.50	10-1-2043	502,414	459,991
FNMA	3.50	4-1-2045	77,603	70,815
FNMA	3.50	8-1-2045	1,162,741	1,059,832
FNMA	3.50	3-1-2048	2,475,809	2,250,139
FNMA	3.50	5-1-2052	11,042,010	9,876,797
FNMA	3.50	6-1-2052	54,209,759	48,462,273
FNMA%%	3.50	9-14-2053	4,880,000	4,361,691
FNMA	3.62	3-1-2029	434,343	409,821
FNMA	3.77	3-1-2029	1,015,743	966,042
FNMA	4.00	8-1-2037	6,447,607	6,189,724
FNMA	4.00	9-1-2037	5,669,062	5,446,956
FNMA	4.00	1-1-2038	5,674,608	5,453,778
FNMA	4.00	2-1-2046	132,522	124,758
FNMA	4.00	4-1-2046	770,101	725,542
FNMA	4.00	6-1-2048	843,024	792,446
FNMA	4.00	2-1-2050	1,132,263	1,057,772
FNMA	4.00	10-1-2052	43,855,836	40,483,274
FNMA%%	4.00	9-14-2053	9,455,000	8,726,670
FNMA	4.50	11-1-2048	804,756	774,949
FNMA	4.50	6-1-2052	43,414,427	41,166,611
FNMA	4.50	9-1-2052	49,531,301	46,985,841
FNMA	4.50	11-1-2052	8,024,550	7,608,457
FNMA	5.00	1-1-2024	526	521
FNMA	5.00	2-1-2036	9,538	9,532
FNMA	5.00	6-1-2040	25,967	25,950
FNMA	5.00	8-1-2040	568,344	563,773
FNMA	5.00	3-1-2053	8,036,993	7,796,013
FNMA	5.50	11-1-2023	109	109
FNMA	5.50	8-1-2034	36,268	36,826
FNMA	5.50	2-1-2035	10,690	10,859
FNMA	5.50	8-1-2038	231,547	228,766
FNMA	5.50	2-1-2053	44,819,106	44,243,987
FNMA	6.00	10-1-2037	215,745	222,591
FNMA	6.00	11-1-2037	13,295	13,682
FNMA	6.21	8-6-2038	11,421,000	13,481,098
FNMA	6.50	7-1-2036	10,200	10,604
FNMA	6.50	11-1-2036	1,802	1,831
FNMA	7.00	7-1-2036	4,880	4,813
The accompanying notes are an integral part of these financial statements.
12 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	7.00%	11-1-2037	$2,723	$2,775
FNMA Principal STRIPS¤	0.00	8-6-2038	14,105,000	7,046,142
FNMA Principal STRIPS¤	0.00	7-15-2037	1,690,000	876,746
FNMA (1 Year Treasury Constant Maturity+2.23%)±	4.83	11-1-2038	10,911	11,091
FNMA (1 Year Treasury Constant Maturity+2.27%)±	4.88	8-1-2036	231,235	234,826
FNMA (12 Month LIBOR+1.61%)±	7.03	3-1-2046	207,014	208,739
FNMA (12 Month LIBOR+1.61%)±	7.11	5-1-2046	140,897	142,341
FNMA (12 Month LIBOR+1.73%)±	3.98	9-1-2036	5,704	5,657
FNMA (12 Month LIBOR+1.78%)±	4.96	8-1-2036	16,608	16,844
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	3,854	4,009
FNMA Series 2003-W14 Class 2A±±	4.34	1-25-2043	104,930	97,747
FNMA Series 2003-W8 Class 4A±±	4.27	11-25-2042	65,703	62,859
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	629,287	624,639
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	223,781	231,514
FNMA Series 2005-W4 Class 3A±±	3.70	6-25-2045	31,044	29,743
GNMA%%	2.00	9-21-2053	34,780,000	28,685,349
GNMA	2.50	3-20-2052	15,766,057	13,416,105
GNMA	2.50	4-20-2052	21,442,320	18,242,501
GNMA%%	2.50	9-21-2053	45,200,000	38,451,781
GNMA	3.00	11-20-2045	1,098,664	987,600
GNMA	3.00	4-20-2051	5,035,718	4,453,381
GNMA%%	3.00	9-21-2053	56,495,000	49,669,257
GNMA	3.50	9-20-2047	618,769	568,714
GNMA	3.50	12-20-2047	1,335,122	1,230,844
GNMA	3.50	8-20-2052	13,991,188	12,703,833
GNMA%%	3.50	9-21-2053	21,015,000	19,081,784
GNMA	4.00	12-20-2047	723,056	684,047
GNMA	4.00	11-20-2052	13,773,515	12,830,700
GNMA	4.50	8-20-2049	247,004	237,200
GNMA	4.50	7-20-2052	11,732,756	11,187,474
GNMA	4.50	9-20-2052	7,682,256	7,325,011
GNMA	4.50	3-20-2053	18,848,670	17,960,427
GNMA	5.00	7-20-2040	195,787	196,549
GNMA	5.00	9-20-2052	9,320,267	9,077,882
GNMA	5.00	6-20-2053	16,290,628	15,853,333
GNMA	5.50	12-20-2052	16,611,683	16,454,549
GNMA	5.50	4-20-2053	18,445,476	18,259,171
GNMA%%	6.00	9-21-2053	108,385,000	108,736,404
GNMA	7.50	12-15-2029	264	264
GNMA Series 2008-22 Class XMƒ±±	1.29	2-16-2050	361,482	6,996
Resolution Funding Corp. Principal STRIPS¤	0.00	4-15-2030	19,410,000	14,257,289
TVA	3.50	12-15-2042	16,292,000	13,195,643
TVA Principal STRIPS¤	0.00	4-1-2056	42,270,000	8,409,555
Total agency securities (Cost $1,478,822,957)				1,427,331,452
Asset-backed securities: 10.22%
ACHV ABS Trust Series 2023-1PL Class A144A	6.42	3-18-2030	401,034	401,114
ACM Auto Trust Series 2023-1A Class A144A	6.61	1-22-2030	2,665,585	2,661,578
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Aligned Data Centers Issuer LLC Series 2021-1A Class A2144A	1.94%	8-15-2046	$10,451,000	$9,170,522
American Credit Acceptance Receivables Trust Series 2019-4 Class D144A	2.97	12-12-2025	943,088	940,322
American Credit Acceptance Receivables Trust Series 2022-1 Class B144A	1.68	9-14-2026	1,587,317	1,579,779
Apex Credit CLO LLC Series 2017-2A Class BR (3 Month LIBOR+1.60%)144A±	7.11	9-20-2029	10,000,000	9,810,478
Apidos CLO XXXI Series 2019-31A Class DR (U.S. SOFR 3 Month+3.36%)144A±	8.67	4-15-2031	3,000,000	2,937,560
Arbys Funding LLC Series 2020-1A Class A2144A	3.24	7-30-2050	6,499,000	5,774,024
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A Class B144A	2.68	8-20-2026	8,700,000	8,136,600
Bain Capital Credit CLO Ltd. Series 2017-1A Class C1R (U.S. SOFR 3 Month+2.21%)144A±	7.54	7-20-2030	3,725,000	3,616,305
Bain Capital Credit CLO Ltd. Series 2020-2A Class BR (U.S. SOFR 3 Month+1.96%)144A±	7.28	7-19-2034	1,425,000	1,401,037
BDS Ltd. Series 2021-FL9 Class B (U.S. SOFR 1 Month+1.81%)144A±	7.13	11-16-2038	5,475,000	5,279,257
BHG Securitization Trust Series 2021-A Class B144A	2.79	11-17-2033	4,940,000	4,380,328
Blue Stream Issuer LLC Series 2023-1A Class A2144A	5.40	5-20-2053	3,500,000	3,324,282
Bojangles Issuer LLC Series 2020-1A Class A2144A	3.83	10-20-2050	14,922,750	13,632,753
BRSP Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.26%)144A±	6.58	8-19-2038	5,775,000	5,608,247
Cajun Global LLC Series 2021-1 Class A2144A	3.93	11-20-2051	3,895,000	3,412,924
Carlyle Global Market Strategies CLO Ltd. Series 2016-1A Class CR2 (U.S. SOFR 3 Month+3.61%)144A±	8.94	4-20-2034	1,500,000	1,461,985
CoreVest American Finance Trust Series 2021-3 Class B144A	2.49	10-15-2054	355,000	315,456
CPS Auto Receivables Trust Series 2021-A Class D144A	1.16	12-15-2026	1,205,000	1,166,221
Domino’s Pizza Master Issuer LLC Series 2015-1A Class A2II144A	4.47	10-25-2045	12,122,500	11,612,179
Dryden 72 CLO Ltd. Series 2019-72A Class CR (U.S. SOFR 3 Month+2.11%)144A±	7.48	5-15-2032	3,550,000	3,419,013
Dryden XXVIII Senior Loan Fund Series 2013-28A Class A2LR (U.S. SOFR 3 Month+1.91%)144A±	7.28	8-15-2030	4,000,000	3,960,181
DT Auto Owner Trust Series 2021-1A Class C144A	0.84	10-15-2026	3,833,156	3,756,465
ECMC Group Student Loan Trust Series 2020-3A Class A1B (30 Day Average U.S. SOFR+1.11%)144A±	6.40	1-27-2070	2,781,706	2,733,934
Edsouth Indenture No. 9 LLC Series 2015-1 Class A (30 Day Average U.S. SOFR+0.91%)144A±	6.20	10-25-2056	440,503	433,146
Enterprise Fleet Financing LLC Series 2023-2 Class A3144A	5.50	4-22-2030	7,185,000	7,083,984
Exeter Automobile Receivables Trust Series 2019-2A Class D144A	3.71	3-17-2025	1,567,622	1,559,863
FIGRE Trust Series 2023-HE1 Class A144A	5.85	3-25-2053	14,587,297	14,445,937
First Investors Auto Owner Trust Series 2019-2A Class D144A	2.80	12-15-2025	2,745,656	2,729,062
FirstKey Homes Trust Series 2021-SFR1 Class A144A	1.54	8-17-2038	1,377,881	1,214,562
FirstKey Homes Trust Series 2021-SFR1 Class C144A	1.89	8-17-2038	6,770,000	5,917,281
FirstKey Homes Trust Series 2021-SFR2 Class B144A	1.61	9-17-2038	8,675,000	7,582,667
The accompanying notes are an integral part of these financial statements.
14 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Five Guys Funding LLC Series 2017-1A Class A2144A	4.60%	7-25-2047	$1,585,850	$1,554,439
Flagship Credit Auto Trust Series 2020-2 Class C144A	3.80	4-15-2026	883,436	881,368
FS Rialto Issuer Ltd. Series 2021-FL3 Class B (U.S. SOFR 1 Month+1.91%)144A±	7.23	11-16-2036	3,000,000	2,851,071
Gilbert Park CLO Ltd. Series 2017-1A Class B (U.S. SOFR 3 Month+1.86%)144A±	7.17	10-15-2030	3,000,000	2,959,956
GLS Auto Receivables Issuer Trust Series 2021-4A Class B144A	1.53	4-15-2026	1,765,000	1,733,106
Gracie Point International Funding Series 2022-1A Class A (30 Day Average U.S. SOFR+2.25%)144A±	7.56	4-1-2024	6,166,137	6,187,832
Gracie Point International Funding Series 2022-2A Class A (30 Day Average U.S. SOFR+2.75%)144A±	7.85	7-1-2024	7,878,243	7,917,913
Hertz Vehicle Financing LLC Series 2021-1A Class B144A	1.56	12-26-2025	4,700,000	4,436,876
Hertz Vehicle Financing LLC Series 2022-1A Class B144A	2.19	6-25-2026	2,450,000	2,281,455
Hertz Vehicle Financing LLC Series 2023-2A Class A144A	5.57	9-25-2029	3,695,000	3,648,385
Hotwire Funding LLC Series 2023-1A Class A2144A	5.69	5-20-2053	16,750,000	16,332,334
ICG U.S. CLO Ltd. Series 2014-1A Class BR2 (U.S. SOFR 3 Month+2.71%)144A±	8.04	10-20-2034	4,400,000	4,282,507
Jonah Energy Abs I LLC Series 2022-1 Class A1144A	7.20	12-10-2037	10,408,389	10,190,398
Lendmark Funding Trust Series 2021-1A Class A144A	1.90	11-20-2031	2,065,000	1,797,173
Marlette Funding Trust Series 2021-2A Class B144A	1.06	9-15-2031	1,308,351	1,294,386
MF1 Ltd. Series 2022-FL8 Class C (U.S. SOFR 1 Month+2.20%)144A±	7.51	2-19-2037	8,750,000	8,383,934
MF1 Multifamily Housing Mortgage Loan Trust Series 2021- FL5 Class A (U.S. SOFR 1 Month+0.96%)144A±	6.28	7-15-2036	3,344,921	3,286,385
Neighborly Issuer LLC Series 2021-1A Class A2144A	3.58	4-30-2051	7,820,000	6,561,903
Oak Street Investment Grade Net Lease Fund Series 2020-1A Class A5144A	3.39	11-20-2050	5,400,000	4,910,250
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3144A	2.80	1-20-2051	4,925,000	4,392,160
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A2R (U.S. SOFR 3 Month+1.71%)144A±	7.04	3-17-2030	8,205,000	8,108,869
Octane Receivables Trust Series 2020-1A Class A144A	1.71	2-20-2025	6,320	6,312
Octane Receivables Trust Series 2021-1A Class A144A	0.93	3-22-2027	224,474	219,443
Octane Receivables Trust Series 2021-1A Class B144A	1.53	4-20-2027	3,000,000	2,811,946
Octane Receivables Trust Series 2022-2A Class A144A	5.11	2-22-2028	4,297,003	4,254,469
Octane Receivables Trust Series 2023-1A Class A144A	5.87	5-21-2029	2,866,234	2,855,354
Octane Receivables Trust Series 2023-1A Class B144A	5.96	7-20-2029	3,045,000	3,012,241
OnDeck Asset Securitization Trust LLC Series 2021-1A Class A144A	1.59	5-17-2027	12,640,000	12,092,943
OnDeck Asset Securitization Trust LLC Series 2021-1A Class B144A	2.28	5-17-2027	4,000,000	3,777,889
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A144A	1.22	1-16-2029	4,458,448	4,296,318
Pagaya AI Debt Selection Trust Series 2023-1 Class A144A	7.56	7-15-2030	7,875,514	7,896,191
Palmer Square Loan Funding Ltd. Series 2021-3A Class A2 (U.S. SOFR 3 Month+1.66%)144A±	6.99	7-20-2029	12,060,000	11,941,319
Parallel Ltd. Series 2021-1A Class D (U.S. SOFR 3 Month+3.71%)144A±	9.02	7-15-2034	8,500,000	7,942,286
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Pawnee Equipment Receivables LLC Series 2021-1 Class A2144A	1.10%	7-15-2027	$914,598	$884,970
Santander Drive Auto Receivables Trust Series 2020-2 Class D	2.22	9-15-2026	1,482,910	1,459,379
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	2,305,944	2,297,112
Service Experts Issuer LLC Series 2021-1A Class A144A	2.67	2-2-2032	5,806,233	5,296,352
ServiceMaster Funding LLC Series 2020-1 Class A2I144A	2.84	1-30-2051	3,516,702	2,991,387
Sierra Timeshare Receivables Funding LLC Series 2018-3A Class C144A	4.17	9-20-2035	266,610	253,326
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%)144A±	6.22	12-17-2068	3,835,315	3,802,606
Sound Point CLO Ltd. Series 2013-2RA Class A1 (U.S. SOFR 3 Month+1.21%)144A±	6.52	4-15-2029	1,021,116	1,018,548
Sound Point CLO Ltd. Series 2015-1RA Class BR (U.S. SOFR 3 Month+1.81%)144A±	7.12	4-15-2030	10,340,000	10,103,549
SpringCastle America Funding LLC Series 2020-AA Class A144A	1.97	9-25-2037	2,335,392	2,120,815
Starwood Commercial Mortgage Trust Series 2022-FL3 Class A (30 Day Average U.S. SOFR+1.35%)144A±	6.54	11-15-2038	1,100,000	1,072,791
STORE Master Funding LLC Series 2023-1A Class A1144A	6.19	6-20-2053	6,991,250	6,822,740
Taco Bell Funding LLC Series 2021-1A Class A2I144A	1.95	8-25-2051	10,758,375	9,320,755
Taco Bell Funding LLC Series 2021-1A Class A23144A	2.54	8-25-2051	491,250	383,626
TierPoint Issuer LLC Series 2023-1A Class A2144A	6.00	6-25-2053	20,000,000	19,069,716
Towd Point Asset Trust Series 2018-SL1 Class A (U.S. SOFR 1 Month+0.71%)144A±	6.03	1-25-2046	291,002	289,998
Towd Point He Trust Series 2023-1 Class A1A144A	6.88	2-25-2063	9,040,241	9,026,088
Towd Point Mortgage Trust Series 2019-MH1 Class A1144A±±	3.00	11-25-2058	181,004	179,156
Vantage Data Centers LLC Series 2020-1A Class A2144A	1.65	9-15-2045	22,340,000	20,196,991
Venture CLO Ltd. Series 2017-30A Class B (U.S. SOFR 3 Month+1.86%)144A±	7.17	1-15-2031	250,000	245,478
Voya CLO Ltd. Series 2017-1A Class BR (U.S. SOFR 3 Month+2.16%)144A±	7.47	4-17-2030	4,500,000	4,361,104
Wendy’s Funding LLC Series 2021-1A Class A2II144A	2.78	6-15-2051	539,000	429,889
Westgate Resorts LLC Series 2022-1A Class C144A	2.49	8-20-2036	9,829,207	9,224,901
Westlake Automobile Receivables Trust Series 2020-1A Class D144A	2.80	6-16-2025	2,501,760	2,484,229
Westlake Automobile Receivables Trust Series 2020-3A Class C144A	1.24	11-17-2025	2,119,547	2,101,754
Wingstop Funding LLC Series 2020-1A Class A2144A	2.84	12-5-2050	3,584,415	3,147,227
Zais CLO 6 Ltd. Series 2017-1A Class CR (U.S. SOFR 3 Month+2.91%)144A±	8.22	7-15-2029	7,450,000	7,347,205
Zais CLO Ltd. Series 2020-14A Class A1AR (U.S. SOFR 3 Month+1.46%)144A±	6.77	4-15-2032	1,525,684	1,518,502
Zaxby’s Funding LLC Series 2021-1A Class A2144A	3.24	7-30-2051	4,821,600	4,056,494
Total asset-backed securities (Cost $466,489,285)				448,065,145
The accompanying notes are an integral part of these financial statements.
16 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Shares	Value
Common stocks: 0.01%
Consumer discretionary: 0.01%
Hotels, restaurants & leisure: 0.01%
Royal Caribbean Cruises Ltd.†	3,642	$360,340
Total common stocks (Cost $527,970)		360,340

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 19.24%
Basic materials: 0.27%
Chemicals: 0.17%
International Flavors & Fragrances, Inc.144A	3.47%	12-1-2050	$8,330,000	5,178,565
Westlake Corp.	1.63	7-17-2029	2,750,000	2,516,419
				7,694,984
Mining: 0.10%
Glencore Funding LLC144A	3.38	9-23-2051	6,500,000	4,192,811
Communications: 1.48%
Internet: 0.22%
MercadoLibre, Inc.	3.13	1-14-2031	12,050,000	9,643,628
Media: 0.64%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	10,000,000	7,657,972
Charter Communications Operating LLC/Charter Communications Operating Capital	4.40	12-1-2061	6,000,000	3,943,484
Charter Communications Operating LLC/Charter Communications Operating Capital	5.50	4-1-2063	7,800,000	6,127,635
Charter Communications Operating LLC/Charter Communications Operating Capital	6.48	10-23-2045	655,000	602,567
CSC Holdings LLC144A	4.63	12-1-2030	2,000,000	1,046,362
CSC Holdings LLC144A	5.75	1-15-2030	3,000,000	1,658,940
Scripps Escrow, Inc.144A	5.88	7-15-2027	5,000,000	4,039,900
Time Warner Cable LLC	5.50	9-1-2041	3,605,000	2,961,709
				28,038,569
Telecommunications: 0.62%
AT&T, Inc.	3.55	9-15-2055	10,330,000	6,742,071
AT&T, Inc.	5.40	2-15-2034	8,000,000	7,768,796
CommScope, Inc.144A	6.00	3-1-2026	1,000,000	908,766
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	4.74	3-20-2025	1,719,375	1,701,832
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	5.15	3-20-2028	10,355,000	10,266,789
				27,388,254
Consumer, cyclical: 2.26%
Airlines: 0.29%
Delta Air Lines Pass-Through Trust Series 2020-1 Class AA	2.00	6-10-2028	3,056,803	2,691,829
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Airlines (continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.144A	6.50%	6-20-2027	$7,300,000	$7,274,528
United Airlines Pass-Through Trust Series 2023-1 Class A	5.80	1-15-2036	2,900,000	2,889,858
				12,856,215
Apparel: 0.40%
Michael Kors USA, Inc.144A	4.25	11-1-2024	9,164,000	9,002,530
VF Corp.	2.95	4-23-2030	10,000,000	8,298,083
				17,300,613
Auto manufacturers: 0.94%
Daimler Truck Finance North America LLC144A	5.13	1-19-2028	18,825,000	18,584,414
Ford Motor Co.	6.10	8-19-2032	10,000,000	9,555,298
General Motors Financial Co., Inc.	5.85	4-6-2030	7,520,000	7,364,793
Hyundai Capital America144A	1.30	1-8-2026	4,205,000	3,805,691
Hyundai Capital America144A	5.65	6-26-2026	2,085,000	2,080,641
				41,390,837
Entertainment: 0.11%
Cinemark USA, Inc.144A	5.25	7-15-2028	700,000	621,768
Warnermedia Holdings, Inc.	5.14	3-15-2052	5,135,000	4,093,157
				4,714,925
Home builders: 0.10%
KB Home	4.00	6-15-2031	3,000,000	2,527,140
KB Home	4.80	11-15-2029	2,000,000	1,804,000
				4,331,140
Lodging: 0.08%
Genting New York LLC/GENNY Capital, Inc.144A	3.30	2-15-2026	3,920,000	3,493,989
Retail: 0.34%
Advance Auto Parts, Inc.	5.90	3-9-2026	6,100,000	6,044,892
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	5,000,000	4,556,287
Michaels Cos., Inc.144A	7.88	5-1-2029	1,160,000	804,112
Walgreens Boots Alliance, Inc.	4.80	11-18-2044	4,635,000	3,626,637
				15,031,928
Consumer, non-cyclical: 1.29%
Agriculture: 0.11%
Altria Group, Inc.	1.70	6-15-2025	2,000,000	2,078,822
BAT Capital Corp.	4.76	9-6-2049	3,260,000	2,416,213
Reynolds American, Inc.	7.00	8-4-2041	450,000	440,838
				4,935,873
Biotechnology: 0.03%
Amgen, Inc.	5.75	3-2-2063	1,485,000	1,466,504
The accompanying notes are an integral part of these financial statements.
18 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Commercial services: 0.41%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00%	6-1-2029	$1,750,000	$1,338,366
Howard University Series 22A	5.21	10-1-2052	2,565,000	2,204,241
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	1,500,000	956,645
Sabre Global, Inc.144A	11.25	12-15-2027	12,000,000	11,440,040
Upbound Group, Inc.144A	6.38	2-15-2029	2,000,000	1,817,000
				17,756,292
Food: 0.13%
Smithfield Foods, Inc.144A	2.63	9-13-2031	8,000,000	5,896,184
Healthcare-products: 0.35%
Danaher Corp.	2.50	3-30-2030	15,000,000	15,151,706
Healthcare-services: 0.19%
UnitedHealth Group, Inc.	5.20	4-15-2063	6,360,000	6,096,105
UnitedHealth Group, Inc.	6.05	2-15-2063	2,125,000	2,314,840
				8,410,945
Pharmaceuticals: 0.07%
CVS Health Corp.	5.88	6-1-2053	3,140,000	3,067,373
Energy: 0.67%
Oil & gas: 0.31%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	3,000,000	3,015,000
Devon Energy Corp.	5.25	10-15-2027	4,482,000	4,441,524
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	2,255,000	2,138,191
Occidental Petroleum Corp.	4.30	8-15-2039	4,985,000	3,807,294
				13,402,009
Pipelines: 0.36%
Cheniere Energy Partners LP	3.25	1-31-2032	1,643,000	1,357,660
Energy Transfer LP	5.00	5-15-2050	5,965,000	4,909,997
Harvest Midstream I LP144A	7.50	9-1-2028	2,275,000	2,279,986
Plains All American Pipeline LP/PAA Finance Corp.	3.55	12-15-2029	5,420,000	4,764,947
Rockies Express Pipeline LLC144A	4.95	7-15-2029	1,975,000	1,807,684
Rockies Express Pipeline LLC144A	6.88	4-15-2040	1,000,000	899,557
				16,019,831
Financial: 9.98%
Banks: 4.43%
Bank of America Corp. (U.S. SOFR+1.33%)±	2.97	2-4-2033	9,400,000	7,728,824
Bank of America Corp. (U.S. SOFR+1.83%)±	4.57	4-27-2033	17,475,000	16,199,141
Bank of America Corp. (U.S. SOFR 3 Month+0.90%)±	2.02	2-13-2026	5,000,000	4,714,577
Bank of America Corp. (U.S. SOFR 3 Month+1.84%)±	3.82	1-20-2028	6,000,000	5,656,517
Bank of America Corp. Series AA (U.S. SOFR 3 Month+4.16%)ʊ±	6.10	3-17-2025	2,590,000	2,545,808
Bank of America Corp. Series N (U.S. SOFR+1.22%)±	2.65	3-11-2032	7,655,000	6,257,387
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 19

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38%	1-27-2027	$5,500,000	$4,720,760
Citigroup, Inc. (U.S. SOFR+2.09%)±	4.91	5-24-2033	9,765,000	9,282,346
Citigroup, Inc. (U.S. SOFR+2.66%)±	6.17	5-25-2034	9,000,000	8,968,583
Citigroup, Inc. Series T (U.S. SOFR 3 Month+4.78%)ʊ±	6.25	8-15-2026	1,030,000	1,013,417
Citigroup, Inc. Series W (5 Year Treasury Constant Maturity+3.60%)ʊ±	4.00	12-10-2025	5,000,000	4,475,221
Goldman Sachs Group, Inc.	3.63	2-20-2024	7,000,000	6,925,170
Goldman Sachs Group, Inc. (U.S. SOFR+1.25%)±	2.38	7-21-2032	5,535,000	4,375,140
HSBC USA, Inc.	5.63	3-17-2025	3,585,000	3,575,780
JPMorgan Chase & Co. (U.S. SOFR+1.02%)±	2.07	6-1-2029	7,000,000	6,004,053
JPMorgan Chase & Co. (U.S. SOFR+1.45%)±	5.30	7-24-2029	5,000,000	4,971,439
JPMorgan Chase & Co. (U.S. SOFR+1.75%)±	4.57	6-14-2030	4,040,000	3,861,514
JPMorgan Chase & Co. (U.S. SOFR+1.85%)±	5.35	6-1-2034	6,830,000	6,748,746
JPMorgan Chase & Co. (U.S. SOFR+2.58%)±	5.72	9-14-2033	2,260,000	2,258,709
JPMorgan Chase & Co. (U.S. SOFR 3 Month+0.70%)±	1.04	2-4-2027	3,165,000	2,832,879
JPMorgan Chase & Co. Series KK (5 Year Treasury Constant Maturity+2.85%)ʊ±	3.65	6-1-2026	4,000,000	3,534,635
JPMorgan Chase & Co. Series Q (U.S. SOFR 3 Month+3.51%)ʊ±	8.88	11-1-2023	6,625,000	6,637,546
M&T Bank Corp. (U.S. SOFR+1.85%)±	5.05	1-27-2034	10,080,000	9,166,537
Morgan Stanley (U.S. SOFR+1.20%)±	2.51	10-20-2032	6,850,000	5,454,683
Morgan Stanley (U.S. SOFR+1.36%)±	2.48	9-16-2036	7,120,000	5,369,655
Morgan Stanley (U.S. SOFR+1.59%)±	5.16	4-20-2029	8,000,000	7,846,640
Morgan Stanley (U.S. SOFR+1.73%)±	5.12	2-1-2029	8,930,000	8,752,566
Morgan Stanley (U.S. SOFR+1.88%)±	5.42	7-21-2034	1,980,000	1,946,777
National Securities Clearing Corp.144A	5.00	5-30-2028	5,000,000	4,968,774
PNC Financial Services Group, Inc. Series S (U.S. SOFR 3 Month+3.56%)ʊ±	5.00	11-1-2026	565,000	493,042
PNC Financial Services Group, Inc. Series U (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.00	5-15-2027	1,850,000	1,663,335
PNC Financial Services Group, Inc. Series W (7 Year Treasury Constant Maturity+2.81%)ʊ±	6.25	3-15-2030	2,750,000	2,432,622
U.S. Bancorp (U.S. SOFR+2.26%)±	5.84	6-12-2034	9,435,000	9,426,230
Wells Fargo & Co. (U.S. SOFR+1.32%)±	3.91	4-25-2026	5,700,000	5,510,647
Wells Fargo & Co. (U.S. SOFR+1.50%)±	3.35	3-2-2033	9,600,000	8,084,295
				194,403,995
Diversified financial services: 1.45%
Blackstone Holdings Finance Co. LLC144A	5.00	6-15-2044	1,015,000	864,392
Blackstone Holdings Finance Co. LLC144A	6.20	4-22-2033	14,485,000	14,903,960
Charles Schwab Corp. Series I (5 Year Treasury Constant Maturity+3.17%)ʊ±	4.00	6-1-2026	4,000,000	3,461,200
Computershare U.S., Inc.	1.13	10-7-2031	7,450,000	5,971,077
Enact Holdings, Inc.144A	6.50	8-15-2025	3,600,000	3,567,487
Private Export Funding Corp.144A	0.55	7-30-2024	29,766,000	28,345,848
Toll Road Investors Partnership II LP Series 1999-B (NPFGC Insured)144A¤	0.00	2-15-2026	5,630,000	4,725,121
The accompanying notes are an integral part of these financial statements.
20 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Toll Road Investors Partnership II LP Series 1999-B (NPFGC Insured)144A¤	0.00%	2-15-2027	$1,050,000	$822,144
Toll Road Investors Partnership II LP Series 1999-B (NPFGC Insured)144A¤	0.00	2-15-2028	1,150,000	837,417
				63,498,646
Insurance: 1.66%
Athene Global Funding	0.37	9-10-2026	5,600,000	5,329,713
Athene Global Funding144A	1.99	8-19-2028	2,860,000	2,366,783
Athene Global Funding144A	2.55	11-19-2030	3,000,000	2,347,512
Guardian Life Insurance Co. of America144A	4.85	1-24-2077	1,045,000	840,643
Hill City Funding Trust144A	4.05	8-15-2041	6,955,000	4,658,458
Maple Grove Funding Trust I144A	4.16	8-15-2051	4,000,000	2,679,429
MetLife, Inc.	5.00	7-15-2052	4,430,000	4,050,365
MetLife, Inc. Series G (5 Year Treasury Constant Maturity+3.58%)ʊ±	3.85	9-15-2025	7,000,000	6,454,704
Metropolitan Life Global Funding I144A	5.15	3-28-2033	13,000,000	12,710,691
National Life Insurance Co. (3 Month LIBOR+3.31%)144A±	5.25	7-19-2068	1,668,000	1,439,694
Northwestern Mutual Life Insurance Co.144A	3.63	9-30-2059	1,500,000	1,012,905
OneAmerica Financial Partners, Inc.144A	4.25	10-15-2050	570,000	386,259
Prudential Financial, Inc. (5 Year Treasury Constant Maturity+3.16%)±	5.13	3-1-2052	3,600,000	3,216,206
Reinsurance Group of America, Inc.	6.00	9-15-2033	5,755,000	5,787,728
RenaissanceRe Holdings Ltd.	5.75	6-5-2033	4,405,000	4,279,159
Sammons Financial Group, Inc.144A	3.35	4-16-2031	1,285,000	996,938
Sammons Financial Group, Inc.144A	4.75	4-8-2032	2,015,000	1,674,612
Security Benefit Global Funding144A	1.25	5-17-2024	3,000,000	2,883,884
Sompo International Holdings Ltd.	7.00	7-15-2034	1,330,000	1,422,009
Transatlantic Holdings, Inc.	8.00	11-30-2039	4,329,000	5,288,510
Validus Holdings Ltd.	8.88	1-26-2040	2,000,000	2,928,050
				72,754,252
Investment Companies: 0.04%
Ares Capital Corp.	2.88	6-15-2028	1,980,000	1,669,831
Private equity: 0.33%
Brookfield Capital Finance LLC	6.09	6-14-2033	11,080,000	11,107,253
KKR Group Finance Co. III LLC144A	5.13	6-1-2044	2,390,000	2,065,840
KKR Group Finance Co. VIII LLC144A	3.50	8-25-2050	1,910,000	1,261,549
				14,434,642
REITS: 2.07%
Brandywine Operating Partnership LP	7.55	3-15-2028	7,370,000	6,910,542
EPR Properties	3.60	11-15-2031	2,060,000	1,577,031
EPR Properties	3.75	8-15-2029	3,870,000	3,155,845
Equinix, Inc.	3.00	7-15-2050	6,615,000	4,163,948
Extra Space Storage LP	5.50	7-1-2030	2,730,000	2,707,097
Extra Space Storage LP	5.70	4-1-2028	4,790,000	4,811,063
GLP Capital LP/GLP Financing II, Inc.	3.25	1-15-2032	5,000,000	4,031,417
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 21

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
REITS (continued)
GLP Capital LP/GLP Financing II, Inc.	4.00%	1-15-2030	$3,655,000	$3,188,817
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	1,820,000	1,748,718
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	5,000,000	3,240,496
Omega Healthcare Investors, Inc.	3.38	2-1-2031	2,930,000	2,366,589
Omega Healthcare Investors, Inc.	3.63	10-1-2029	4,495,000	3,808,771
Omega Healthcare Investors, Inc.	4.75	1-15-2028	840,000	788,830
Piedmont Operating Partnership LP	2.75	4-1-2032	4,250,000	2,870,532
Public Storage Operating Co.	5.35	8-1-2053	3,925,000	3,836,725
Realty Income Corp.	5.13	7-6-2034	7,700,000	8,390,645
Sabra Health Care LP	5.13	8-15-2026	14,040,000	13,583,440
SBA Tower Trust144A	1.63	11-15-2026	6,595,000	5,737,204
Service Properties Trust	4.35	10-1-2024	3,000,000	2,886,320
Service Properties Trust	4.75	10-1-2026	2,000,000	1,738,444
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	3.75	9-17-2024	7,654,000	7,296,190
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	4.75	9-17-2044	2,610,000	1,775,379
				90,614,043
Industrial: 0.51%
Aerospace/defense: 0.12%
Boeing Co.	5.81	5-1-2050	3,485,000	3,390,507
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	2,000,000	2,084,230
				5,474,737
Building materials: 0.11%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	5,000,000	4,987,500
Miscellaneous manufacturing: 0.03%
General Electric Co. Series D (3 Month LIBOR+3.33%)ʊ±	8.88	9-15-2023	1,166,000	1,166,000
Packaging & containers: 0.04%
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	2,000,000	1,808,673
Trucking & leasing: 0.21%
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	6.05	8-1-2028	5,000,000	5,004,343
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	6.20	6-15-2030	4,000,000	4,017,916
				9,022,259
Technology: 1.17%
Computers: 0.04%
Kyndryl Holdings, Inc.	2.05	10-15-2026	1,912,000	1,682,921
Semiconductors: 0.65%
Intel Corp.	5.70	2-10-2053	9,550,000	9,457,305
KLA Corp.	4.95	7-15-2052	8,280,000	7,823,779
Micron Technology, Inc.	5.88	2-9-2033	11,440,000	11,312,301
				28,593,385
The accompanying notes are an integral part of these financial statements.
22 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Software: 0.48%
Fidelity National Information Services, Inc.	5.63%	7-15-2052		$1,485,000	$1,409,252
Oracle Corp.	3.95	3-25-2051		9,180,000	6,709,485
Oracle Corp.	6.25	11-9-2032		12,180,000	12,748,395
					20,867,132
Utilities: 1.61%
Electric: 1.44%
Basin Electric Power Cooperative144A	4.75	4-26-2047		2,315,000	1,875,328
CenterPoint Energy, Inc. (U.S. SOFR+0.65%)±	5.98	5-13-2024		2,480,000	2,479,374
Duke Energy Corp.	3.10	6-15-2028		2,600,000	2,680,263
Duke Energy Corp.	3.85	6-15-2034		4,400,000	4,369,861
Duke Energy Indiana LLC	5.40	4-1-2053		5,000,000	4,859,850
National Rural Utilities Cooperative Finance Corp.	5.80	1-15-2033		8,015,000	8,273,036
NRG Energy, Inc.144A	4.45	6-15-2029		6,415,000	5,697,819
Oglethorpe Power Corp.	5.05	10-1-2048		1,060,000	913,483
Oklahoma Gas & Electric Co.	5.60	4-1-2053		5,465,000	5,433,488
Oncor Electric Delivery Co. LLC	2.95	4-1-2025		9,369,000	8,998,588
Public Service Co. of Oklahoma	5.25	1-15-2033		9,760,000	9,577,436
Southern California Edison Co.	3.65	2-1-2050		1,600,000	1,160,223
Vistra Operations Co. LLC144A	3.70	1-30-2027		7,475,000	6,874,740
					63,193,489
Gas: 0.17%
Southern California Gas Co.	5.20	6-1-2033		7,280,000	7,148,876
Total corporate bonds and notes (Cost $889,573,014)					843,504,991
Foreign corporate bonds and notes: 2.25%
Communications: 0.37%
Media: 0.08%
Tele Columbus AG144A	3.88	5-2-2025	EUR	2,320,000	1,584,886
Ziggo Bond Co. BV144A	3.38	2-28-2030	EUR	2,500,000	2,029,693
					3,614,579
Telecommunications: 0.29%
SES SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.19%)ʊ±	2.88	5-27-2026	EUR	1,800,000	1,689,115
Tele2 AB	0.75	3-23-2031	EUR	5,400,000	4,608,683
Telefonica Europe BV (EUR Swap Annual (vs. 6 Month EURIBOR) 7 Year+3.35%)ʊ±	6.14	2-3-2030	EUR	6,000,000	6,318,545
					12,616,343
Consumer, cyclical: 0.46%
Auto manufacturers: 0.19%
Jaguar Land Rover Automotive PLC144A	6.88	11-15-2026	EUR	5,700,000	6,243,224
Stellantis NV	2.00	3-20-2025	EUR	1,800,000	1,895,287
					8,138,511
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 23

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Auto parts & equipment: 0.11%
Forvia SE	7.25%	6-15-2026	EUR	4,350,000	$4,900,319
Distribution/wholesale: 0.04%
Azelis Finance NV144A	5.75	3-15-2028	EUR	1,500,000	1,653,549
Entertainment: 0.12%
Cirsa Finance International Sarl144A	10.38	11-30-2027	EUR	3,150,000	3,676,152
International Game Technology PLC144A	3.50	6-15-2026	EUR	1,500,000	1,566,344
					5,242,496
Consumer, non-cyclical: 0.40%
Agriculture: 0.11%
BAT International Finance PLC	2.25	1-16-2030	EUR	5,250,000	4,855,560
Commercial services: 0.04%
Verisure Holding AB144A	9.25	10-15-2027	EUR	1,525,000	1,761,121
Food: 0.03%
Sigma Holdco BV144A	5.75	5-15-2026	EUR	1,500,000	1,398,279
Pharmaceuticals: 0.22%
Bayer AG (EURIBOR ICE Swap Rate 11:00am+2.65%)±	2.38	11-12-2079	EUR	9,600,000	9,681,081
Energy: 0.12%
Oil & gas: 0.12%
Petroleos Mexicanos	3.75	2-21-2024	EUR	1,000,000	1,065,700
Repsol International Finance BV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.77%)ʊ±	2.50	12-22-2026	EUR	4,500,000	4,280,775
					5,346,475
Financial: 0.38%
Banks: 0.38%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	4.75	9-22-2027	EUR	3,300,000	3,031,584
Deutsche Bank AG (3 Month EURIBOR+2.95%)±	5.00	9-5-2030	EUR	7,000,000	7,380,426
Nordea Bank Abp (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.00%)ʊ±	3.50	3-12-2025	EUR	6,000,000	6,091,339
					16,503,349
Government securities: 0.07%
Multi-national: 0.07%
Banque Ouest Africaine de Developpement	2.75	1-22-2033	EUR	4,000,000	3,107,749
Industrial: 0.26%
Engineering & construction: 0.14%
Cellnex Finance Co. SA	2.00	9-15-2032	EUR	3,400,000	2,926,465
Infrastrutture Wireless Italiane SpA	1.75	4-19-2031	EUR	3,800,000	3,478,330
					6,404,795
The accompanying notes are an integral part of these financial statements.
24 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Packaging & containers: 0.12%
Canpack SA/Canpack U.S. LLC144A	2.38%	11-1-2027	EUR	5,500,000	$5,099,159
Utilities: 0.19%
Electric: 0.19%
RWE AG	2.75	5-24-2030	EUR	8,330,000	8,367,187
Total foreign corporate bonds and notes (Cost $103,523,615)					98,690,552
Foreign government bonds: 7.12%
Brazil¤	0.00	1-1-2024	BRL	57,000,000	11,081,450
Brazil¤	0.00	7-1-2024	BRL	60,000,000	11,106,612
Brazil Notas do Tesouro Nacional	10.00	1-1-2029	BRL	60,000,000	11,734,380
Brazil Notas do Tesouro Nacional	10.00	1-1-2025	BRL	8,600,000	1,722,524
Brazil Notas do Tesouro Nacional	10.00	1-1-2027	BRL	28,600,000	5,714,879
French Republic	0.75	2-25-2028	EUR	85,285,000	84,506,236
Malaysia	3.88	3-14-2025	MYR	64,915,000	14,108,567
Spain¤	0.00	1-31-2028	EUR	45,255,000	42,818,689
U.K. Gilts	3.25	1-31-2033	GBP	111,525,000	129,342,501
Total foreign government bonds (Cost $317,865,040)					312,135,838

	Shares
Investment companies: 0.80%
Exchange-traded funds: 0.80%
Xtrackers USD High Yield Corporate Bond ETF	1,009,400	34,925,240
Total investment companies (Cost $34,188,311)		34,925,240

			Principal
Loans: 0.39%
Communications: 0.08%
Media: 0.08%
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.45	8-2-2027	$3,370,000	3,327,100
Consumer, cyclical: 0.08%
Airlines: 0.08%
American Airlines, Inc. (U.S. SOFR 3 Month+4.75%)±	10.34	4-20-2028	1,503,850	1,560,485
Mileage Plus Holdings LLC (3 Month LIBOR+5.25%)±	10.76	6-21-2027	1,980,000	2,062,566
				3,623,051
Consumer, non-cyclical: 0.13%
Commercial services: 0.12%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.46	3-23-2027	3,600,506	3,655,090
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.92	9-1-2028	1,969,925	1,848,045
				5,503,135
Healthcare-services: 0.01%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.18	8-31-2026	404,670	405,148
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 25

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 0.06%
Pipelines: 0.06%
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.95%	9-29-2028	$2,532,041	$2,536,953
Industrial: 0.04%
Building materials: 0.02%
Standard Industries, Inc. (U.S. SOFR 1 Month+2.50%)±	7.93	9-22-2028	869,097	869,367
Machinery-diversified: 0.02%
Vertical U.S. Newco, Inc. (U.S. SOFR 6 Month+3.50%)±	9.38	7-30-2027	873,730	872,035
Total loans (Cost $16,861,381)				17,136,789
Municipal obligations: 0.16%
California: 0.04%
Transportation revenue: 0.04%
Alameda Corridor Transportation Authority Series B (Ambac Insured)¤	0.00	10-1-2028	2,115,000	1,610,888
Illinois: 0.08%
GO revenue: 0.04%
Will County Community High School District No. 210 Lincoln- Way CAB (AGM Insured)¤	0.00	1-1-2025	1,820,000	1,722,973
Housing revenue: 0.04%
Metropolitan Pier & Exposition Authority (AGM Insured)¤	0.00	6-15-2026	1,975,000	1,771,520
Tax revenue: 0.00%
Metropolitan Pier & Exposition Authority Series B CAB¤	0.00	12-15-2051	765,000	181,861
				3,676,354
Kansas: 0.00%
Health revenue: 0.00%
Kansas Development Finance Authority Village Shalom Obligated Group Series B	4.00	11-15-2025	90,000	85,005
Pennsylvania: 0.04%
Housing revenue: 0.04%
Commonwealth Financing Authority Commonwealth of Pennsylvania Department of Education Series A	4.14	6-1-2038	1,995,000	1,784,384
Total municipal obligations (Cost $7,258,017)				7,156,631
Non-agency mortgage-backed securities: 5.53%
Agate Bay Mortgage Trust Series 2015-3 Class B3144A±±	3.54	4-25-2045	812,854	716,882
Angel Oak Mortgage Trust Series 2020-4 Class A1144A±±	1.47	6-25-2065	908,853	839,222
Benchmark Mortgage Trust Series 2022-B33 Class A5	3.46	3-15-2055	13,546,000	11,720,587
Benchmark Mortgage Trust Series 2022-B35 Class A5±±	4.59	5-15-2055	21,565,000	19,455,326
BMO Mortgage Trust Series 2023-C4 Class A5±±	5.12	2-15-2056	7,705,000	7,519,508
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1144A	2.72	11-25-2059	601,967	577,027
The accompanying notes are an integral part of these financial statements.
26 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
BX Trust Series 2019-OC11 Class A144A	3.20%	12-9-2041	$4,975,000	$4,271,492
BX Trust Series 2021-ARIA Class A (U.S. SOFR 1 Month+1.01%)144A±	6.32	10-15-2036	3,680,000	3,585,331
BX Trust Series 2021-ARIA Class D (U.S. SOFR 1 Month+2.01%)144A±	7.32	10-15-2036	8,035,000	7,621,651
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	1,000,000	899,904
Cascade Funding Mortgage Trust Series 2018-RM2 Class A144A±±	4.00	10-25-2068	305,767	301,287
CD Mortgage Trust Series 2017-CD6 Class A5	3.46	11-13-2050	1,035,000	941,325
CFMT LLC Series 2021-HB7 Class M2144A±±	2.68	10-27-2031	5,750,000	5,267,640
CHNGE Mortgage Trust Series 2022-1 Class A1144A±±	3.01	1-25-2067	6,136,362	5,469,052
CHNGE Mortgage Trust Series 2023-3 Class A1144A	7.10	7-25-2058	2,243,674	2,236,988
CHNGE Mortgage Trust Series 2023-4 Class A1144A	7.57	9-25-2058	7,645,000	7,655,346
COLT Mortgage Loan Trust Series 2022-7 Class A1144A	5.16	4-25-2067	6,060,225	5,922,151
CRSO Trust Series 2023-BRND Class A144A	7.12	7-10-2028	17,995,000	18,112,290
CSMC Trust Series 2013-IVR2 Class B4144A±±	3.39	4-25-2043	705,524	624,105
CSMC Trust Series 2021-AFC1 Class A2144A±±	1.07	3-25-2056	5,171,763	3,884,353
CSMLT Trust Series 2015-1 Class B4144A±±	3.80	5-25-2045	2,370,737	2,150,635
DBWF Mortgage Trust Series 2018-GLKS Class A (U.S. SOFR 1 Month+1.18%)144A±	6.49	12-19-2030	582,684	578,646
FIGRE Trust Series 2023-HE2 Class A	6.51	5-25-2053	10,100,148	10,115,160
Financial Asset Securitization Inc. Series 1997-NAM2 Class B2†±±	8.00	7-25-2027	15,908	2
FREED Mortgage Trust Series 2022-HE1 Class A144A	7.00	10-25-2037	9,586,548	9,565,795
FREMF Mortgage Trust Series 2020-KF76 Class B (30 Day Average U.S. SOFR+2.86%)144A±	7.97	1-25-2030	2,010,927	1,866,363
GCAT Trust Series 2019-RPL1 Class A1144A±±	2.65	10-25-2068	1,850,261	1,730,607
GS Mortgage Securities Trust Series 2017-GS7 Class A3	3.17	8-10-2050	990,000	894,436
GS Mortgage Securities Trust Series 2019-GSA1 Class C±±	3.93	11-10-2052	500,000	373,421
GS Mortgage-Backed Securities Corp. Trust Series 2019-PJ2 Class A4144A±±	4.00	11-25-2049	178,362	164,636
Homeward Opportunities Fund Trust Series 2020-2 Class A2144A±±	2.64	5-25-2065	533,834	522,402
HPLY Trust Series 2019-HIT Class A (U.S. SOFR 1 Month+1.11%)144A±	6.43	11-15-2036	2,274,077	2,256,833
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1144A±±	1.38	10-25-2055	794,397	700,236
Imperial Fund Mortgage Trust Series 2021-NQM1 Class A1144A±±	1.07	6-25-2056	1,429,868	1,166,293
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3144A±±	4.45	5-25-2067	17,223,000	14,279,553
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (U.S. SOFR 1 Month+1.01%)144A±	6.32	7-15-2036	84,888	84,253
JP Morgan Mortgage Trust Series 2013-3 Class B4144A±±	3.35	7-25-2043	3,616,907	2,588,505
JP Morgan Mortgage Trust Series 2014-2 Class B4144A±±	3.41	6-25-2029	1,215,000	1,017,593
JP Morgan Mortgage Trust Series 2020-1 Class A15144A±±	3.50	6-25-2050	1,185,141	1,029,908
Med Trust Series 2021-MDLN Class B (U.S. SOFR 1 Month+1.56%)144A±	6.87	11-15-2038	9,384,959	9,125,903
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 27

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MFA Trust Series 2020-NQM3 Class A1144A±±	1.01%	1-26-2065	$912,718	$824,214
MFA Trust Series 2020-NQM3 Class M1144A±±	2.65	1-26-2065	2,650,000	2,176,434
MFA Trust Series 2021-NQM1 Class A2144A±±	1.38	4-25-2065	2,701,653	2,365,246
MFA Trust Series 2022-NQM2 Class A1144A	4.00	5-25-2067	6,674,474	6,284,082
Mill City Mortgage Loan Trust Series 2019-GS1 Class M2144A±±	3.25	7-25-2059	4,592,000	3,734,499
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B±±	3.31	9-15-2049	610,000	511,198
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	6,695,000	5,274,253
New Residential Mortgage Loan Trust Series 2019-RPL3 Class M1144A±±	3.25	7-25-2059	10,800,000	9,018,292
OBX Trust Series 2020-INV1 Class A21144A±±	3.50	12-25-2049	1,615,850	1,404,766
OBX Trust Series 2022-NQM7 Class A1144A	5.11	8-25-2062	4,891,892	4,772,016
Residential Mortgage Loan Trust Series 2020-1 Class M1144A±±	3.24	1-26-2060	5,000,000	4,248,966
Residential Mortgage Loan Trust Series 2021-1R Class A2144A±±	1.10	1-25-2065	862,426	779,138
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.53	1-5-2043	1,927,000	1,009,157
Shellpoint Co.-Originator Trust Series 2016-1 Class B2144A±±	3.56	11-25-2046	4,773,489	4,153,513
Starwood Mortgage Residential Trust Series 2021-6 Class A1144A±±	1.92	11-25-2066	2,106,370	1,700,386
Towd Point Mortgage Trust Series 2015-2 Class 1M2144A±±	3.61	11-25-2060	2,455,701	2,404,733
Towd Point Mortgage Trust Series 2017-4 Class A1144A±±	2.75	6-25-2057	702,450	662,958
Towd Point Mortgage Trust Series 2019-4 Class M1144A±±	3.50	10-25-2059	4,000,000	3,320,684
Towd Point Mortgage Trust Series 2019-4 Class M2144A±±	3.75	10-25-2059	3,680,000	2,891,409
Towd Point Mortgage Trust Series 2020-1 Class A1144A±±	2.71	1-25-2060	8,590,061	7,922,690
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,038,030
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (U.S. SOFR 1 Month+0.90%)144A±	6.21	2-15-2032	2,545,036	2,517,749
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	1,849,364	1,626,977
Verus Securitization Trust Series 2022-4 Class A1144A	4.47	4-25-2067	4,107,464	3,918,359
Total non-agency mortgage-backed securities (Cost $262,401,947)				242,392,396
U.S. Treasury securities: 13.62%
U.S. Treasury Bonds	2.00	11-15-2041	50,835,000	35,570,600
U.S. Treasury Bonds	3.00	2-15-2049	32,945,000	26,151,381
U.S. Treasury Bonds	3.00	8-15-2052	51,060,000	40,690,432
U.S. Treasury Bonds	3.13	5-15-2048	65,580,000	53,263,256
U.S. Treasury Bonds	3.25	5-15-2042	3,410,000	2,911,953
U.S. Treasury Bonds	3.63	2-15-2053	14,560,000	13,117,650
U.S. Treasury Bonds##	3.63	5-15-2053	79,600,000	71,789,250
U.S. Treasury Bonds	3.88	2-15-2043	42,920,000	39,935,719
U.S. Treasury Bonds	4.00	11-15-2052	13,110,000	12,649,614
U.S. Treasury Bonds	4.13	8-15-2053	4,385,000	4,326,077
U.S. Treasury Notes	2.25	1-31-2024	64,000,000	63,170,000
The accompanying notes are an integral part of these financial statements.
28 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Notes	3.38%	5-15-2033	$3,080,000	$2,901,456
U.S. Treasury Notes	3.75	5-31-2030	22,075,000	21,479,147
U.S. Treasury Notes	3.75	6-30-2030	22,645,000	22,032,877
U.S. Treasury Notes	3.88	8-15-2033	1,775,000	1,743,383
U.S. Treasury Notes	4.00	6-30-2028	11,725,000	11,584,850
U.S. Treasury Notes##	4.13	7-31-2028	99,890,000	99,304,706
U.S. Treasury Notes	4.63	6-30-2025	61,815,000	61,472,120
U.S. Treasury STRIPS¤	0.00	5-15-2040	20,515,000	9,711,407
U.S. Treasury STRIPS¤	0.00	5-15-2044	9,270,000	3,613,483
Total U.S. Treasury securities (Cost $633,784,889)				597,419,361
Yankee corporate bonds and notes: 7.30%
Basic materials: 0.15%
Chemicals: 0.15%
Braskem Netherlands Finance BV144A	7.25	2-13-2033	7,175,000	6,797,102
Communications: 0.68%
Internet: 0.22%
Alibaba Group Holding Ltd.	3.15	2-9-2051	4,135,000	2,502,645
Prosus NV144A	3.83	2-8-2051	3,000,000	1,707,166
Prosus NV144A	4.03	8-3-2050	1,565,000	928,637
Prosus NV144A	4.99	1-19-2052	3,000,000	2,024,151
Tencent Holdings Ltd.144A	3.68	4-22-2041	3,250,000	2,375,433
				9,538,032
Telecommunications: 0.46%
British Telecommunications PLC144A	3.25	11-8-2029	5,000,000	4,409,189
Colombia Telecomunicaciones SA ESP144A	4.95	7-17-2030	5,000,000	3,868,684
Rogers Communications, Inc.	4.55	3-15-2052	11,975,000	9,278,855
Telefonica Emisiones SA	5.21	3-8-2047	3,485,000	2,920,794
				20,477,522
Consumer, cyclical: 0.38%
Airlines: 0.10%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	4,000,000	4,339,400
Entertainment: 0.21%
Genm Capital Labuan Ltd.144A	3.88	4-19-2031	11,400,000	9,110,068
Leisure time: 0.07%
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	3,000,000	3,268,877
Consumer, non-cyclical: 0.45%
Agriculture: 0.17%
Viterra Finance BV144A	4.90	4-21-2027	7,615,000	7,367,728
Pharmaceuticals: 0.28%
Perrigo Finance Unlimited Co.	4.90	12-15-2044	1,500,000	1,143,646
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 29

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte. Ltd.	5.30%	5-19-2053	$4,910,000	$4,911,786
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	6,000,000	6,356,844
				12,412,276
Energy: 0.66%
Oil & gas: 0.25%
BP Capital Markets PLC (5 Year Treasury Constant Maturity+4.40%)ʊ±	4.88	3-22-2030	4,950,000	4,482,791
Petroleos Mexicanos	6.70	2-16-2032	2,650,000	2,003,826
QatarEnergy144A	3.13	7-12-2041	6,000,000	4,408,128
				10,894,745
Pipelines: 0.41%
Enbridge, Inc.	5.70	3-8-2033	14,500,000	14,506,685
Galaxy Pipeline Assets Bidco Ltd.144A	2.16	3-31-2034	4,431,065	3,719,400
				18,226,085
Financial: 3.92%
Banks: 2.35%
ABN AMRO Bank NV144A	4.75	7-28-2025	1,800,000	1,747,735
Banco Industrial SA (5 Year Treasury Constant Maturity+4.44%)144A±	4.88	1-29-2031	1,500,000	1,391,550
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.64%)144Aʊ±	5.88	1-24-2027	4,250,000	3,741,632
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.97%)144Aʊ±	6.75	9-27-2024	1,565,000	1,530,591
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year Treasury Constant Maturity+3.00%)144A±	5.95	10-1-2028	1,700,000	1,682,074
Banco Santander SA (1 Year Treasury Constant Maturity+0.45%)±	5.74	6-30-2024	9,000,000	8,972,313
BNP Paribas SA (5 Year Treasury Constant Maturity+4.90%)144Aʊ±	7.75	8-16-2029	5,400,000	5,241,348
Credit Suisse Group AG (U.S. SOFR+1.73%)144A±	3.09	5-14-2032	4,695,000	3,869,081
Credit Suisse Group AG (U.S. SOFR+3.70%)144A±	6.44	8-11-2028	4,200,000	4,276,787
Danske Bank AS144A	5.38	1-12-2024	3,205,000	3,192,785
Danske Bank AS (1 Year Treasury Constant Maturity+1.75%)144A±	4.30	4-1-2028	10,000,000	9,406,965
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year+2.55%)±	4.88	12-1-2032	1,750,000	1,534,743
Federation des Caisses Desjardins du Quebec144A	5.70	3-14-2028	11,145,000	11,160,949
HSBC Holdings PLC (U.S. SOFR+0.71%)±	0.98	5-24-2025	4,200,000	4,036,809
HSBC Holdings PLC (U.S. SOFR 3 Month+1.87%)±	3.97	5-22-2030	4,670,000	4,203,968
Macquarie Bank Ltd. (5 Year Treasury Constant Maturity+1.70%)144A±	3.05	3-3-2036	8,875,000	6,782,468
National Australia Bank Ltd. (5 Year Treasury Constant Maturity+1.70%)144A±	3.35	1-12-2037	8,835,000	6,910,030
NatWest Markets plc144A	1.60	9-29-2026	4,000,000	3,532,709
The accompanying notes are an integral part of these financial statements.
30 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
UBS Group AG (1 Year Treasury Constant Maturity+0.85%)144A±	1.49%	8-10-2027	$10,800,000	$9,496,845
UBS Group AG (1 Year Treasury Constant Maturity+2.05%)144A±	4.70	8-5-2027	4,480,000	4,343,039
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	3,940,000	3,285,960
Unicredit SpA (5 Year Treasury Constant Maturity+4.75%)144A±	5.46	6-30-2035	3,000,000	2,605,019
				102,945,400
Diversified financial services: 0.51%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	2.45	10-29-2026	11,015,000	9,910,709
Avolon Holdings Funding Ltd.144A	2.75	2-21-2028	2,000,000	1,720,924
Avolon Holdings Funding Ltd.144A	5.50	1-15-2026	2,515,000	2,448,484
CI Financial Corp.	4.10	6-15-2051	13,490,000	8,163,061
Unifin Financiera SAB de CV144A†	9.88	1-28-2029	2,350,000	117,500
				22,360,678
Insurance: 0.69%
Allianz SE (5 Year Treasury Constant Maturity+3.23%)144A±%%	6.35	9-6-2053	17,600,000	17,624,640
Nippon Life Insurance Co. (5 Year Treasury Constant Maturity+2.60%)144A±	2.90	9-16-2051	2,000,000	1,611,412
Swiss Re Finance Luxembourg SA (5 Year Treasury Constant Maturity+3.58%)144A±	5.00	4-2-2049	11,700,000	11,056,500
				30,292,552
Private equity: 0.11%
Brookfield Finance, Inc.	3.50	3-30-2051	7,365,000	4,805,799
Savings & loans: 0.26%
Nationwide Building Society144A	4.85	7-27-2027	11,630,000	11,351,472
Government securities: 0.21%
Multi-national: 0.21%
African Export-Import Bank144A	3.80	5-17-2031	2,600,000	2,095,704
Banque Ouest Africaine de Developpement144A	5.00	7-27-2027	7,760,000	6,974,300
				9,070,004
Industrial: 0.23%
Engineering & construction: 0.07%
Cellnex Finance Co. SA144A	3.88	7-7-2041	4,120,000	2,928,990
Trucking & leasing: 0.16%
Fly Leasing Ltd.144A	7.00	10-15-2024	2,285,000	2,038,459
SMBC Aviation Capital Finance DAC144A	5.45	5-3-2028	5,245,000	5,170,560
				7,209,019
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 31

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Technology: 0.32%
Semiconductors: 0.32%
Renesas Electronics Corp.144A	2.17%	11-25-2026	$15,635,000	$13,882,997
Utilities: 0.30%
Electric: 0.30%
Comision Federal de Electricidad144A	3.35	2-9-2031	10,565,000	8,378,884
Comision Federal de Electricidad144A	3.88	7-26-2033	5,985,000	4,645,745
				13,024,629
Total yankee corporate bonds and notes (Cost $354,332,509)				320,303,375
Yankee government bonds: 1.12%
Argentinaøø	0.75	7-9-2030	1,703,981	568,738
Argentina	1.00	7-9-2029	206,310	66,452
Argentinaøø	3.63	7-9-2035	1,817,118	535,490
Bermuda144A	3.38	8-20-2050	1,080,000	715,932
Bermuda144A	5.00	7-15-2032	4,320,000	4,140,720
Colombia	3.13	4-15-2031	4,800,000	3,693,503
Corp. Financiera de Desarrollo SA (3 Month LIBOR+5.61%)144A±	5.25	7-15-2029	1,185,000	1,153,908
Dominican Republic144A	4.50	1-30-2030	1,000,000	870,947
Dominican Republic144A	4.88	9-23-2032	1,800,000	1,525,032
Dominican Republic144A	5.50	2-22-2029	800,000	746,931
Kenya144A	7.00	5-22-2027	5,000,000	4,425,000
Mexico	6.35	2-9-2035	8,700,000	9,023,451
Oman144A	6.25	1-25-2031	1,700,000	1,718,870
Panama	4.50	1-19-2063	8,000,000	5,705,481
Panama	6.40	2-14-2035	9,785,000	10,031,216
Paraguay 144A	5.40	3-30-2050	1,750,000	1,459,764
Provincia de Cordoba144A	6.88	12-10-2025	1,484,437	1,246,927
Republic of Kenya144A	8.25	2-28-2048	750,000	558,750
Senegal144A	6.25	5-23-2033	750,000	611,858
Ukraine144A†	7.38	9-25-2034	1,200,000	314,760
Total yankee government bonds (Cost $54,289,262)				49,113,730

	Yield	Shares
Short-term investments: 7.31%
Investment companies: 5.42%
Allspring Government Money Market Fund Select Class♠∞##	5.26	237,608,541	237,608,541

				Principal
U.S. Treasury securities: 1.89%
U.S. Treasury Bills☼		4.77	9-14-2023	$83,000,000	82,842,870
Total short-term investments (Cost $320,454,784)					320,451,411
Total investments in securities (Cost $4,940,372,981)	107.62%				4,718,987,251
Other assets and liabilities, net	(7.62)				(334,020,635)
Total net assets	100.00%				$4,384,966,616

The accompanying notes are an integral part of these financial statements.
32 | Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2023

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
##	All or a portion of this security is segregated as collateral for when-issued securities.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BRL	Brazilian real
CAB	Capital appreciation bond
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
GO	General obligation
LIBOR	London Interbank Offered Rate
MYR	Malaysian ringgit
NPFGC	National Public Finance Guarantee Corporation
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$124,106,379	$2,663,114,124	$(2,549,611,962)	$0	$0	$237,608,541	237,608,541	$8,725,650
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	58,279,333	383,099,034	(441,378,161)	(206)	0	0	0	472,200 [1]
				$(206)	$0	$237,608,541		$9,197,850

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 33

Portfolio of investments—August 31, 2023

Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	327,214,729	EUR	304,665,236	Citibank N.A.	9-29-2023	$0	$(3,529,791)
USD	4,384,224	EUR	4,000,000	Citibank N.A.	9-29-2023	41,825	0
USD	4,932,252	EUR	4,500,000	Citibank N.A.	9-29-2023	47,053	0
USD	9,859,501	EUR	9,000,000	Citibank N.A.	9-29-2023	89,103	0
EUR	79,000,000	USD	88,795,210	Citibank N.A.	9-29-2023	0	(3,032,826)
USD	4,189,673	EUR	3,800,000	Citibank N.A.	9-29-2023	64,394	0
USD	13,019,235	EUR	11,800,000	Citibank N.A.	9-29-2023	209,157	0
EUR	8,600,000	USD	9,400,308	Citibank N.A.	9-29-2023	0	(64,150)
USD	88,787,244	GBP	68,760,000	Citibank N.A.	9-29-2023	1,672,268	0
GBP	6,350,000	USD	8,098,419	Citibank N.A.	9-29-2023	0	(53,333)
USD	5,086,372	GBP	4,000,000	Citibank N.A.	9-29-2023	18,601	0
JPY	446,583,450	EUR	3,040,496	Citibank N.A.	9-29-2023	0	(219,561)
USD	13,867,657	MYR	63,500,000	Morgan Stanley Inc.	9-29-2023	160,730	0
USD	3,301,948	EUR	3,000,000	Citibank N.A.	10-2-2023	44,673	0
						$2,347,804	$(6,899,661)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	290	12-19-2023	$32,185,962	$32,199,062	$13,100	$0
2-Year U.S. Treasury Notes	3,914	12-29-2023	795,402,665	797,691,549	2,288,884	0
5-Year U.S. Treasury Notes	3,482	12-29-2023	369,556,892	372,301,969	2,745,077	0
Short
1-Year Euro-BOBL Futures	(207)	9-7-2023	(26,331,154)	(26,062,116)	269,038	0
2-Year Euro	(67)	9-7-2023	(7,684,609)	(7,637,124)	47,485	0
10-Year Euro	(227)	9-7-2023	(33,261,515)	(32,784,395)	477,120	0
Ultra Long Term U.S. Treasury Bond	(88)	12-19-2023	(11,234,967)	(11,393,250)	0	(158,283)
					$5,840,704	$(158,283)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy protection
Markit iTraxx Europe Crossover	5.00%	Quarterly	6-20-2026	EUR	4,000,000	$254,820	$338,858	$0	$(84,038)
The accompanying notes are an integral part of these financial statements.
34 | Allspring Core Plus Bond Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $4,702,764,440)	$4,481,378,710
Investments in affiliated securities, at value (cost $237,608,541)	237,608,541
Cash	107,847
Cash at broker segregated for futures contracts	11,524,000
Segregated cash for forward foreign currency contracts	6,598,648
Segregated cash for swap contracts	241,004
Segregated cash for when-issued securities	360,000
Foreign currency, at value (cost $14,872)	7,887
Receivable for interest	29,262,600
Receivable for Fund shares sold	23,215,582
Receivable for investments sold	16,780,784
Unrealized gains on forward foreign currency contracts	2,347,804
Receivable for daily variation margin on open futures contracts	570,463
Principal paydown receivable	30
Prepaid expenses and other assets	499,414
Total assets	4,810,503,314
Liabilities
Payable for when-issued transactions	393,047,897
Payable for investments purchased	15,801,615
Unrealized losses on forward foreign currency contracts	6,899,661
Payable for Fund shares redeemed	6,701,596
Cash collateral due to broker	1,020,000
Management fee payable	872,555
Payable for daily variation margin on open futures contracts	371,574
Administration fees payable	304,735
Payable for daily variation margin on centrally cleared swap contracts	251,880
Distribution fee payable	22,865
Trustees’ fees and expenses payable	1,237
Accrued expenses and other liabilities	241,083
Total liabilities	425,536,698
Total net assets	$4,384,966,616
Net assets consist of
Paid-in capital	$4,851,774,178
Total distributable loss	(466,807,562)
Total net assets	$4,384,966,616
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 35

Statement of assets and liabilities—August 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$295,535,877
Shares outstanding–Class A1	26,706,470
Net asset value per share–Class A	$11.07
Maximum offering price per share – Class A2	$11.59
Net assets–Class C	$36,848,659
Shares outstanding–Class C1	3,331,233
Net asset value per share–Class C	$11.06
Net assets–Class R6	$256,947,882
Shares outstanding–Class R6[1]	23,182,629
Net asset value per share–Class R6	$11.08
Net assets–Administrator Class	$137,623,541
Shares outstanding–Administrator Class[1]	12,459,437
Net asset value per share–Administrator Class	$11.05
Net assets–Institutional Class	$3,658,010,657
Shares outstanding–Institutional Class[1]	330,173,624
Net asset value per share–Institutional Class	$11.08
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
36 | Allspring Core Plus Bond Fund

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$144,077,896
Income from affiliated securities	8,911,539
Dividends	1,060,846
Total investment income	154,050,281
Expenses
Management fee	13,787,429
Administration fees
Class A	405,909
Class C	54,112
Class R6	54,317
Administrator Class	135,587
Institutional Class	2,220,984
Shareholder servicing fees
Class A	641,464
Class C	85,512
Administrator Class	338,966
Distribution fee
Class C	256,535
Custody and accounting fees	250,388
Professional fees	94,911
Registration fees	187,876
Shareholder report expenses	254,899
Trustees’ fees and expenses	26,553
Other fees and expenses	60,055
Total expenses	18,855,497
Less: Fee waivers and/or expense reimbursements
Fund-level	(5,521,240)
Administrator Class	(30,818)
Net expenses	13,303,439
Net investment income	140,746,842
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 37

Statement of operations—year ended August 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(110,663,739)
Affiliated securities	(206)
Foreign currency and foreign currency translations	(696,188)
Forward foreign currency contracts	458,951
Futures contracts	(30,663,673)
Swap contracts	84,441
Net realized losses on investments	(141,480,414)
Net change in unrealized gains (losses) on
Unaffiliated securities	(6,625,782)
Foreign currency and foreign currency translations	616,789
Forward foreign currency contracts	(9,097,546)
Futures contracts	5,427,444
Swap contracts	403,829
Net change in unrealized gains (losses) on investments	(9,275,266)
Net realized and unrealized gains (losses) on investments	(150,755,680)
Net decrease in net assets resulting from operations	$(10,008,838)
The accompanying notes are an integral part of these financial statements.
38 | Allspring Core Plus Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$140,746,842		$57,223,283
Net realized losses on investments		(141,480,414)		(111,529,190)
Net change in unrealized gains (losses) on investments		(9,275,266)		(263,597,439)
Net decrease in net assets resulting from operations		(10,008,838)		(317,903,346)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,655,909)		(7,044,171)
Class C		(1,016,439)		(680,832)
Class R6		(7,614,038)		(3,489,902)
Administrator Class		(5,184,520)		(4,436,318)
Institutional Class		(114,975,472)		(53,511,044)
Total distributions to shareholders		(138,446,378)		(69,162,267)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,735,984	109,105,066	4,397,137	54,439,448
Class C	1,167,020	13,078,492	958,213	12,136,398
Class R6	14,067,274	157,780,382	7,732,999	97,935,749
Administrator Class	3,201,568	35,741,678	6,536,979	83,956,872
Institutional Class	257,623,143	2,903,718,646	130,624,519	1,626,306,890
		3,219,424,264		1,874,775,357
Reinvestment of distributions
Class A	756,990	8,452,366	503,593	6,387,680
Class C	85,548	955,716	47,708	607,468
Class R6	614,857	6,876,320	267,538	3,364,456
Administrator Class	464,735	5,180,212	349,602	4,432,909
Institutional Class	9,386,353	104,988,841	3,954,554	49,922,919
		126,453,455		64,715,432
Payment for shares redeemed
Class A	(5,448,656)	(61,017,668)	(6,041,415)	(76,500,372)
Class C	(767,269)	(8,596,609)	(1,093,929)	(13,588,305)
Class R6	(3,743,578)	(41,994,685)	(2,333,786)	(29,040,415)
Administrator Class	(3,402,271)	(37,773,325)	(15,318,377)	(199,468,087)
Institutional Class	(106,553,605)	(1,194,429,877)	(95,979,266)	(1,192,329,620)
		(1,343,812,164)		(1,510,926,799)
Net increase in net assets resulting from capital share transactions		2,002,065,555		428,563,990
Total increase in net assets		1,853,610,339		41,498,377
Net assets
Beginning of period		2,531,356,277		2,489,857,900
End of period		$4,384,966,616		$2,531,356,277
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 39

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.57	$13.52	$13.77	$13.09	$12.27
Net investment income	0.43 [1]	0.26	0.24	0.34	0.37
Net realized and unrealized gains (losses) on investments	(0.51)	(1.88)	0.16	0.77	0.80
Total from investment operations	(0.08)	(1.62)	0.40	1.11	1.17
Distributions to shareholders from
Net investment income	(0.42)	(0.22)	(0.27)	(0.36)	(0.35)
Net realized gains	0.00	(0.11)	(0.38)	(0.07)	0.00
Total distributions to shareholders	(0.42)	(0.33)	(0.65)	(0.43)	(0.35)
Net asset value, end of period	$11.07	$11.57	$13.52	$13.77	$13.09
Total return[2]	(0.65)%	(12.21)%	3.00%	8.72%	9.74%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.85%	0.88%	0.91%
Net expenses	0.68%	0.69%	0.72%	0.72%	0.73%
Net investment income	3.84%	2.03%	1.90%	2.60%	2.99%
Supplemental data
Portfolio turnover rate	254%	288%	194%	130%	89%
Net assets, end of period (000s omitted)	$295,536	$250,553	$308,270	$264,366	$245,879

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
40 | Allspring Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.56	$13.51	$13.77	$13.09	$12.26
Net investment income	0.34 [1]	0.16	0.14	0.23	0.28
Net realized and unrealized gains (losses) on investments	(0.51)	(1.88)	0.15	0.78	0.81
Total from investment operations	(0.17)	(1.72)	0.29	1.01	1.09
Distributions to shareholders from
Net investment income	(0.33)	(0.12)	(0.17)	(0.26)	(0.26)
Net realized gains	0.00	(0.11)	(0.38)	(0.07)	0.00
Total distributions to shareholders	(0.33)	(0.23)	(0.55)	(0.33)	(0.26)
Net asset value, end of period	$11.06	$11.56	$13.51	$13.77	$13.09
Total return[2]	(1.44)%	(12.89)%	2.16%	7.85%	8.91%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.60%	1.63%	1.66%
Net expenses	1.43%	1.45%	1.48%	1.48%	1.48%
Net investment income	3.08%	1.28%	1.13%	1.85%	2.25%
Supplemental data
Portfolio turnover rate	254%	288%	194%	130%	89%
Net assets, end of period (000s omitted)	$36,849	$32,889	$39,628	$28,342	$18,195

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 41

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.58	$13.54	$13.79	$13.11	$12.28
Net investment income	0.48 [1]	0.30	0.30	0.39 [1]	0.41
Net realized and unrealized gains (losses) on investments	(0.52)	(1.89)	0.15	0.77	0.82
Total from investment operations	(0.04)	(1.59)	0.45	1.16	1.23
Distributions to shareholders from
Net investment income	(0.46)	(0.26)	(0.32)	(0.41)	(0.40)
Net realized gains	0.00	(0.11)	(0.38)	(0.07)	0.00
Total distributions to shareholders	(0.46)	(0.37)	(0.70)	(0.48)	(0.40)
Net asset value, end of period	$11.08	$11.58	$13.54	$13.79	$13.11
Total return	(0.27)%	(11.95)%	3.37%	9.10%	10.14%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.47%	0.47%	0.50%	0.53%
Net expenses	0.30%	0.31%	0.35%	0.35%	0.35%
Net investment income	4.25%	2.50%	2.28%	2.98%	3.36%
Supplemental data
Portfolio turnover rate	254%	288%	194%	130%	89%
Net assets, end of period (000s omitted)	$256,948	$141,833	$89,048	$83,260	$62,522

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
42 | Allspring Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.54	$13.49	$13.75	$13.07	$12.25
Net investment income	0.44 [1]	0.26	0.26	0.35	0.38
Net realized and unrealized gains (losses) on investments	(0.50)	(1.87)	0.14	0.77	0.81
Total from investment operations	(0.06)	(1.61)	0.40	1.12	1.19
Distributions to shareholders from
Net investment income	(0.43)	(0.23)	(0.28)	(0.37)	(0.37)
Net realized gains	0.00	(0.11)	(0.38)	(0.07)	0.00
Total distributions to shareholders	(0.43)	(0.34)	(0.66)	(0.44)	(0.37)
Net asset value, end of period	$11.05	$11.54	$13.49	$13.75	$13.07
Total return	(0.50)%	(12.18)%	3.04%	8.85%	9.88%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.82%	0.85%
Net expenses	0.60%	0.61%	0.62%	0.62%	0.62%
Net investment income	3.89%	2.09%	1.95%	2.71%	3.07%
Supplemental data
Portfolio turnover rate	254%	288%	194%	130%	89%
Net assets, end of period (000s omitted)	$137,624	$140,779	$278,294	$80,099	$57,316

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Core Plus Bond Fund | 43

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.58	$13.53	$13.79	$13.11	$12.28
Net investment income	0.47 [1]	0.29	0.29	0.38	0.39
Net realized and unrealized gains (losses) on investments	(0.51)	(1.87)	0.14	0.77	0.83
Total from investment operations	(0.04)	(1.58)	0.43	1.15	1.22
Distributions to shareholders from
Net investment income	(0.46)	(0.26)	(0.31)	(0.40)	(0.39)
Net realized gains	0.00	(0.11)	(0.38)	(0.07)	0.00
Total distributions to shareholders	(0.46)	(0.37)	(0.69)	(0.47)	(0.39)
Net asset value, end of period	$11.08	$11.58	$13.53	$13.79	$13.11
Total return	(0.32)%	(11.92)%	3.24%	9.05%	10.17%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.52%	0.52%	0.55%	0.58%
Net expenses	0.35%	0.37%	0.40%	0.40%	0.40%
Net investment income	4.21%	2.40%	2.19%	2.92%	3.29%
Supplemental data
Portfolio turnover rate	254%	288%	194%	130%	89%
Net assets, end of period (000s omitted)	$3,658,011	$1,965,302	$1,774,619	$836,162	$524,743

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
44 | Allspring Core Plus Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Plus Bond Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no
Allspring Core Plus Bond Fund | 45

Notes to financial statements
longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”)  with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are
46 | Allspring Core Plus Bond Fund

Notes to financial statements
designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.  To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.  Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring Core Plus Bond Fund | 47

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $4,942,627,454 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$13,986,198
Gross unrealized losses	(236,411,799)
Net unrealized losses	$(222,425,601)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $186,258,397 in short-term capital losses and $71,518,991 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
48 | Allspring Core Plus Bond Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$1,427,331,452	$0	$1,427,331,452
Asset-backed securities	0	448,065,145	0	448,065,145
Common stocks
Consumer discretionary	360,340	0	0	360,340
Corporate bonds and notes	0	843,504,991	0	843,504,991
Foreign corporate bonds and notes	0	98,690,552	0	98,690,552
Foreign government bonds	0	312,135,838	0	312,135,838
Investment companies	34,925,240	0	0	34,925,240
Loans	0	17,136,789	0	17,136,789
Municipal obligations	0	7,156,631	0	7,156,631
Non-agency mortgage-backed securities	0	242,392,396	0	242,392,396
U.S. Treasury securities	584,094,471	13,324,890	0	597,419,361
Yankee corporate bonds and notes	0	320,303,375	0	320,303,375
Yankee government bonds	0	49,113,730	0	49,113,730
Short-term investments
Investment companies	237,608,541	0	0	237,608,541
U.S. Treasury securities	82,842,870	0	0	82,842,870
	939,831,462	3,779,155,789	0	4,718,987,251
Forward foreign currency contracts	0	2,347,804	0	2,347,804
Futures contracts	5,840,704	0	0	5,840,704
Total assets	$945,672,166	$3,781,503,593	$0	$4,727,175,759
Liabilities
Forward foreign currency contracts	$0	$6,899,661	$0	$6,899,661
Futures contracts	158,283	0	0	158,283
Swap contracts	0	84,038	0	84,038
Total liabilities	$158,283	$6,983,699	$0	$7,141,982
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring Core Plus Bond Fund | 49

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  (December 31, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.67%
Class C	1.42
Class R6	0.30
Administrator Class	0.60
Institutional Class	0.35
Prior to June 30, 2023, the Fund’s expenses were contractually capped at 0.68% for Class A shares and 1.43% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $8,756 from the sale of Class A shares and $50 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2023.
50 | Allspring Core Plus Bond Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,895,728,530	$4,960,435,759	$5,705,155,996	$3,135,722,471
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts to hedge risks and/or enhance total returns.
The volume of the Fund’s derivative activity during the year ended August 31, 2023 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$43,115,077
Average contract amounts to sell	279,430,043
Futures contracts
Average notional balance on long futures	$642,621,818
Average notional balance on short futures	84,334,692
Swap contracts
Average notional balance	$4,000,000
The swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Credit risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$2,347,804	$2,347,804
Futures contracts	5,840,704 *	0	0	5,840,704
	$5,840,704	$0	$2,347,804	$8,188,508
Liability derivatives
Forward foreign currency contracts	$0	$0	$6,899,661	$6,899,661
Futures contracts	158,283 *	0	0	158,283
Swap contracts	0	84,038 *	0	84,038
	$158,283	$84,038	$6,899,661	$7,141,982

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day’s variation margin as of August 31, 2023 is reported separately on the Statement of Assets and Liabilities.

Allspring Core Plus Bond Fund | 51

Notes to financial statements
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2023 was as follows:
	Interest rate risk	Credit risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$458,951	$458,951
Futures contracts	(30,663,673)	0	0	(30,663,673)
Swap contracts	0	84,441	0	84,441
	$(30,663,673)	$84,441	$458,951	$(30,120,281)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$(9,097,546)	$(9,097,546)
Futures contracts	5,427,444	0	0	5,427,444
Swap contracts	0	403,829	0	403,829
	$5,427,444	$403,829	$(9,097,546)	$(3,266,273)
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank N.A.	$2,187,074	$(2,187,074)	$0	$0
Morgan Stanley Inc.	160,730	0	0	160,730

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Citibank N.A.	$6,899,661	$(2,187,074)	$(4,712,587)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:
	Year ended August 31
	2023	2022
Ordinary income	$138,446,378	$62,108,762
Long-term capital gain	0	7,053,505
52 | Allspring Core Plus Bond Fund

Notes to financial statements
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$13,439,174	$(222,457,322)	$(257,777,388)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Core Plus Bond Fund | 53

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Plus Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
54 | Allspring Core Plus Bond Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $98,481,258 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 19% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Core Plus Bond Fund | 55

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

56 | Allspring Core Plus Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Core Plus Bond Fund | 57

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

58 | Allspring Core Plus Bond Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Core Plus Bond Fund | 59

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except for the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for all periods under review except for the one-year period, which it was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

60 | Allspring Core Plus Bond Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Core Plus Bond Fund | 61

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

62 | Allspring Core Plus Bond Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-k0rivvwp 10-23
AR0059 08-23

Allspring Government Securities Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Government Securities Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Government Securities Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Government Securities Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Government Securities Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Government Securities Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Government Securities Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Michal Stanczyk

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SGVDX)	8-31-1999	-7.50	-1.31	0.13	-3.14	-0.40	0.59	0.89	0.84
Class C (WGSCX)	12-26-2002	-4.77	-1.14	-0.01	-3.77	-1.14	-0.01	1.64	1.59
Administrator Class (WGSDX)	4-8-2005	–	–	–	-2.84	-0.19	0.81	0.84	0.64
Institutional Class (SGVIX)	8-31-1999	–	–	–	-2.69	-0.03	0.97	0.57	0.48
Bloomberg U.S. Aggregate ex Credit Index[3]	–	–	–	–	-1.99	0.09	1.04	–	–
Bloomberg U.S. Government Intermediate Bond Index[4]	–	–	–	–	-0.13	0.77	0.98	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023 (December 31, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.84% for Class A, 1.59% for Class C, 0.64% for Administrator Class and 0.48% for Institutional
Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Bloomberg U.S. Aggregate ex Credit Index is composed of the Bloomberg U.S. Government Index and the Bloomberg U.S. Mortgage-Backed Securities Index and
includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[4]
The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Government Securities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate ex Credit Index and Bloomberg U.S. Government
Intermediate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Government Securities Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2023.
•The Fund’s out-of-benchmark allocation to agency and private-label collateralized mortgage obligations (CMOs) was the primary detractor from performance within securitized sectors. Agency floating-rate CMOs and non-agency fixed-rate CMOs underperformed like-duration Treasuries due to coupon caps in the case of floating-rate CMOs and average life extension in the case of non-agency fixed-rate CMOs as rates increased significantly during the period. An overweight to commercial mortgage-backed securities (CMBS) combined with positioning within the sector contributed to performance, along with mortgage-backed securities (MBS) sector positioning and coupon selection.
•The Fund’s overweight to agency debentures and security selection contributed to performance.
•The Fund’s long duration positioning relative to the benchmark detracted from performance as rates rose throughout the period.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid draw-downs in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well as historically low existing-home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis, and they remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.
The U.S. labor market remained tight throughout the fiscal year as the unemployment rate was unchanged at historical lows and as continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year over year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests that elevated economic uncertainty will continue.

Ten largest holdings (%) as of August 31, 2023[1]
FNMA, 2.00%, 2-1-2052	6.79
Israel, 5.50%, 12-4-2023	2.84
Resolution Funding Corp. Principal STRIPS, 0.00%, 1-15-2030	2.17
U.S. Treasury Notes, 2.75%, 4-30-2027	2.14
U.S. Treasury Notes, 3.38%, 5-15-2033	1.98
FHLMC, 2.50%, 6-1-2051	1.91
FNMA, 4.50%, 9-1-2052	1.89
U.S. Treasury Principal STRIPS, 0.00%, 5-15-2039	1.88
GNMA, 2.50%, 4-20-2052	1.68
Private Export Funding Corp., 0.55%, 7-30-2024	1.67

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund modestly reduced its overweight allocation to securitized sectors.
The Fund’s securitized allocation decreased over the period, with CMBS and CMOs both declining. Within the MBS sector, the Fund began the period neutral market value versus the benchmark and ended the period overweight 4%. During the fourth quarter of 2022 and second quarter of 2023, as MBS performance lagged other spread sectors, the fund added MBS and ended the period overweight in both market value and spread duration.
Over the period, we covered part of the Fund’s underweight to lower-coupon 30-year Uniform MBS and went from neutral to overweight Government National Mortgage Association (GNMA) sectors adding production coupons given the sector’s attractive relative value. The fund continues to maintain an overweight to higher coupons in 30-year Uniform MBS and GNMA sectors, with underweights in middle coupons (3.5s and 4.0s) as well as 15-year MBS. Within the government-related sector, the
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Government Securities Fund

Performance highlights (unaudited)
Fund reduced its overweight by 7% to 13% in response to less attractive valuations. The Fund’s strategic long duration position for most of the period detracted from performance. However, curve and tactical duration positioning partly offset this underperformance.

Portfolio composition as of August 31, 2023[1]

68%
Agency securities
20%
U.S. Treasury securities
5%
Non-agency mortgage-backed securities
3%
Corporate bonds and notes
3%
Yankee government bonds
1%
Asset-backed securities

[1]	Figures represent the percentage of the Fund’s long positions. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Government Securities Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$998.11	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$994.35	$8.04	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$1,000.17	$3.23	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$999.95	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Government Securities Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 66.64%
FHLB	5.63%	3-14-2036	$6,020,000	$6,566,644
FHLMC¤	0.00	9-15-2036	2,500,000	1,350,084
FHLMC	2.50	9-1-2050	1,157,416	962,610
FHLMC	2.50	6-1-2051	12,722,839	10,581,798
FHLMC	2.50	11-1-2051	9,414,469	7,880,199
FHLMC	2.50	12-1-2051	2,009,023	1,665,398
FHLMC	3.00	6-1-2050	459,311	402,345
FHLMC	3.00	7-1-2050	1,306,240	1,144,470
FHLMC	3.00	8-1-2050	3,312,437	2,879,174
FHLMC	3.50	8-1-2045	1,208,520	1,102,577
FHLMC	3.50	11-1-2045	2,130,491	1,943,061
FHLMC	3.50	12-1-2045	1,920,258	1,750,715
FHLMC	4.00	6-1-2037	4,388,958	4,213,912
FHLMC	4.00	11-1-2042	4,989,028	4,670,178
FHLMC	4.00	6-1-2044	1,137,312	1,069,821
FHLMC	4.00	5-1-2049	650,350	608,551
FHLMC	4.00	9-1-2049	251,093	234,694
FHLMC	4.50	3-1-2042	89,199	87,004
FHLMC	4.50	9-1-2044	1,401,224	1,358,053
FHLMC	4.50	9-1-2049	2,665,501	2,563,650
FHLMC	5.00	6-1-2026	38,142	37,753
FHLMC	5.00	8-1-2040	386,275	386,183
FHLMC	5.00	7-1-2052	2,432,339	2,358,141
FHLMC	5.00	9-1-2052	2,480,204	2,405,476
FHLMC	5.50	7-1-2035	1,228,159	1,248,556
FHLMC	5.50	12-1-2038	652,134	664,276
FHLMC	5.50	3-1-2053	1,438,712	1,420,251
FHLMC	6.00	10-1-2032	10,687	10,964
FHLMC	6.00	1-1-2053	2,801,843	2,811,907
FHLMC	6.50	9-1-2028	4,844	4,925
FHLMC	6.50	7-1-2031	1	1
FHLMC	7.00	12-1-2023	41	41
FHLMC	7.00	12-1-2026	122	122
FHLMC	7.00	4-1-2029	506	515
FHLMC	7.00	5-1-2029	2,487	2,534
FHLMC	7.00	4-1-2032	34,702	35,867
FHLMC	7.50	11-1-2031	52,050	51,687
FHLMC	7.50	4-1-2032	78,733	80,439
FHLMC	8.00	6-1-2024	630	630
FHLMC	8.00	8-1-2026	2,907	2,949
FHLMC	8.00	11-1-2026	3,279	3,320
FHLMC	8.00	11-1-2028	961	963
FHLMC	8.50	12-1-2025	1,001	1,003
FHLMC	8.50	5-1-2026	216	215
FHLMC	8.50	8-1-2026	1,789	1,784
FHLMC Multifamily Structured Pass-Through Certificates Series K039 Class A2	3.30	7-25-2024	325,000	318,787
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K075 Class A2±±	3.65%	2-25-2028	$4,370,000	$4,157,613
FHLMC Multifamily Structured Pass-Through Certificates Series K153 Class A3±±	3.12	10-25-2031	160,000	141,609
FHLMC Multifamily Structured Pass-Through Certificates Series KF80 Class AS (30 Day Average U.S. SOFR+0.51%)±	5.61	6-25-2030	907,396	900,916
FHLMC Multifamily Structured Pass-Through Certificates Series KIR2 Class A1	2.75	3-25-2027	2,906,357	2,775,534
FHLMC Multifamily Structured Pass-Through Certificates Series KW03 Class A1	2.62	12-25-2026	2,489,340	2,415,004
FHLMC Structured Pass-Through Certificates Series T-15 Class A6 (30 Day Average U.S. SOFR+0.51%)±	5.80	11-25-2028	21,171	21,089
FHLMC Structured Pass-Through Certificates Series T-35 Class A (30 Day Average U.S. SOFR+0.39%)±	5.68	9-25-2031	299,156	298,283
FHLMC Structured Pass-Through Certificates Series T-42 Class A6	9.50	2-25-2042	483,638	528,857
FHLMC Structured Pass-Through Certificates Series T-55 Class 2A1±±	3.27	3-25-2043	210,954	194,687
FHLMC Structured Pass-Through Certificates Series T-56 Class A4	6.00	5-25-2043	2,758,691	2,734,249
FHLMC Structured Pass-Through Certificates Series T-57 Class 2A1±±	3.81	7-25-2043	1,189,888	1,092,744
FHLMC Structured Pass-Through Certificates Series T-57 Class 1A1	6.50	7-25-2043	630,408	642,579
FHLMC Structured Pass-Through Certificates Series T-62 Class 1A1 (12 Month Treasury Average+1.20%)±	5.63	10-25-2044	449,938	407,786
FHLMC Structured Pass-Through Certificates Series T-67 Class 1A1C±±	4.07	3-25-2036	443,911	412,665
FHLMC Structured Pass-Through Certificates Series T-67 Class 2A1C±±	4.13	3-25-2036	728,779	683,369
FHLMC Whole Loan Securities Trust Series 2015-SC01 Class 1A	3.50	5-25-2045	307,042	269,351
FHLMC (1 Year Treasury Constant Maturity+2.13%)±	6.88	1-1-2026	5,425	5,325
FHLMC (1 Year Treasury Constant Maturity+2.16%)±	4.84	10-1-2026	26,313	25,837
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.38	6-1-2032	3,072	3,037
FHLMC (11th District COFI+1.25%)±	4.43	7-1-2032	131,838	127,341
FHLMC (12 Month LIBOR+1.66%)±	4.84	6-1-2043	745,715	740,241
FHLMC (12 Month LIBOR+1.68%)±	4.65	7-1-2038	442,695	447,759
FHLMC (12 Month LIBOR+1.91%)±	4.16	9-1-2031	29,823	29,389
FHLMC (3 Year Treasury Constant Maturity+2.18%)±	3.58	5-1-2026	1,753	1,727
FHLMC (30 Day Average U.S. SOFR+0.26%)±	5.36	7-1-2031	3,013,000	2,979,590
FHLMC Series 1¤	0.00	11-15-2038	1,575,000	766,160
FHLMC Series 2733 Class FB (30 Day Average U.S. SOFR+0.71%)±	5.90	10-15-2033	181,046	180,901
FHLMC Series 3070 Class FT (30 Day Average U.S. SOFR+0.46%)±	5.65	11-15-2035	327,979	324,815
FHLMC Series 3614 Class QB	4.00	12-15-2024	137,186	135,322
FHLMC Series 3830 Class FD (30 Day Average U.S. SOFR+0.47%)±	5.66	3-15-2041	143,589	141,789
FHLMC Series 4057 Class FN (30 Day Average U.S. SOFR+0.46%)±	5.65	12-15-2041	116,037	114,276
FHLMC Series 4068 Class FK (30 Day Average U.S. SOFR+0.41%)±	5.60	6-15-2040	40,978	40,844
FHLMC Series 4093 Class FB (30 Day Average U.S. SOFR+0.46%)±	5.65	7-15-2039	102,673	102,412
FHLMC Series 4159 Class AF (30 Day Average U.S. SOFR+1.29%)±	6.48	12-15-2036	154,163	157,700
FHLMC Series 4218 Class DF (30 Day Average U.S. SOFR+0.36%)±	5.55	7-15-2042	194,162	188,629
FHLMC Series 4409 Class MA	3.00	1-15-2054	17,603	16,968
The accompanying notes are an integral part of these financial statements.
12 | Allspring Government Securities Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 4604 Class PA	3.00%	1-15-2044	$50,802	$50,219
FHLMC Series 4620 Class AF (30 Day Average U.S. SOFR+0.55%)±	4.54	11-15-2042	1,453,509	1,439,843
FHLMC Series 5198 Class FB (30 Day Average U.S. SOFR+0.25%)±	2.87	6-15-2049	2,161,955	2,039,203
FNMA	1.38	7-1-2030	3,931,655	3,205,649
FNMA	1.65	6-1-2030	1,367,841	1,130,843
FNMA	1.65	7-1-2030	2,361,365	1,936,016
FNMA	1.66	7-1-2032	3,993,564	3,155,036
FNMA	1.97	5-1-2030	4,307,140	3,647,410
FNMA	2.00	2-1-2052	47,235,245	37,673,171
FNMA	2.32	1-1-2026	3,920,983	3,686,650
FNMA	2.35	2-1-2032	2,238,297	1,874,858
FNMA	2.50	9-1-2050	362,071	303,654
FNMA	2.50	12-1-2050	1,272,150	1,056,139
FNMA	2.50	7-1-2051	1,823,535	1,511,012
FNMA	2.50	10-1-2051	6,020,230	4,989,035
FNMA	2.50	1-1-2052	2,981,056	2,475,889
FNMA	2.51	9-1-2031	5,035,006	4,338,819
FNMA	2.60	12-1-2023	1,816,677	1,794,963
FNMA	2.65	2-1-2032	5,031,703	4,307,501
FNMA	2.75	9-1-2031	883,537	762,699
FNMA	2.86	7-1-2029	964,994	871,194
FNMA	3.00	5-1-2027	216,754	208,676
FNMA	3.00	6-1-2034	2,076,067	1,931,198
FNMA	3.00	4-1-2045	29,752	26,304
FNMA	3.00	11-1-2045	2,619,426	2,309,337
FNMA	3.00	12-1-2045	6,237,513	5,510,894
FNMA	3.00	12-1-2046	232,241	204,489
FNMA	3.00	9-1-2050	3,308,121	2,876,108
FNMA	3.00	4-1-2052	2,443,960	2,121,620
FNMA	3.48	3-1-2029	865,526	811,630
FNMA	3.50	4-1-2034	2,453,119	2,376,688
FNMA	3.50	2-1-2043	16,582	15,271
FNMA	3.50	2-1-2045	351,765	323,949
FNMA	3.50	4-1-2045	1,553,905	1,417,990
FNMA	3.50	8-1-2045	132,382	120,665
FNMA	3.50	12-1-2045	579,810	528,975
FNMA	3.50	2-1-2046	544,442	495,591
FNMA	3.50	5-1-2052	5,673,980	5,075,231
FNMA	3.86	3-1-2029	788,197	752,922
FNMA	4.00	8-1-2037	2,000,835	1,920,809
FNMA	4.00	4-1-2046	4,207,035	3,963,611
FNMA	4.00	3-1-2047	997,579	941,920
FNMA	4.00	9-1-2048	74,894	70,400
FNMA	4.00	10-1-2052	2,970,678	2,742,230
FNMA	4.38	7-1-2032	1,031,000	996,106
FNMA	4.50	1-1-2026	5,148	5,043
FNMA	4.50	10-1-2046	91,645	88,710
FNMA	4.50	9-1-2049	761,685	733,058
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	4.50%	9-1-2052	$11,033,804	$10,467,640
FNMA	4.50	11-1-2052	2,606,549	2,471,393
FNMA	5.00	3-1-2034	168,505	168,390
FNMA	5.00	8-1-2040	2,165,022	2,147,607
FNMA	5.00	10-1-2040	203,096	202,959
FNMA	5.00	1-1-2042	172,979	174,901
FNMA	5.00	12-1-2048	232,613	228,023
FNMA	5.50	11-1-2023	161	161
FNMA	5.50	1-1-2025	702	698
FNMA	5.50	9-1-2033	1,041,982	1,057,979
FNMA	5.50	8-1-2035	281,997	287,174
FNMA	5.50	1-1-2037	216,089	220,057
FNMA	5.50	4-1-2040	554,557	564,282
FNMA	5.50	2-1-2053	5,455,265	5,385,263
FNMA	5.63	7-15-2037	1,225,000	1,370,098
FNMA	6.00	3-1-2024	1,916	1,921
FNMA	6.00	1-1-2028	236,005	236,611
FNMA	6.00	2-1-2035	392,553	394,184
FNMA	6.00	11-1-2037	171,598	176,602
FNMA	6.00	7-1-2038	60,795	62,757
FNMA	6.50	3-1-2028	5,473	5,446
FNMA	6.50	12-1-2029	60,418	61,410
FNMA	6.50	11-1-2031	12,632	12,839
FNMA	6.50	7-1-2036	167,179	173,523
FNMA	7.00	11-1-2026	1,002	998
FNMA	7.00	1-1-2032	1,102	1,096
FNMA	7.00	2-1-2032	24,606	25,310
FNMA	7.00	10-1-2032	87,643	90,277
FNMA	7.00	2-1-2034	1,307	1,332
FNMA	7.00	4-1-2034	40,797	41,500
FNMA	7.50	9-1-2031	29,534	30,156
FNMA	7.50	2-1-2032	13,589	13,885
FNMA	7.50	10-1-2037	309,835	322,376
FNMA	8.00	6-1-2028	126	125
FNMA	8.00	2-1-2030	14,196	14,160
FNMA	8.00	7-1-2031	215,786	218,080
FNMA	8.50	5-1-2026	7,817	7,805
FNMA	8.50	7-1-2026	3,322	3,311
FNMA	8.50	11-1-2026	12,999	12,954
FNMA	8.50	12-1-2026	38,913	39,334
FNMA	8.50	3-1-2027	283	283
FNMA	9.00	1-1-2025	992	989
FNMA	9.00	3-1-2025	567	565
FNMA	9.00	7-1-2028	300	299
FNMA	9.50	7-1-2028	1,052	1,049
FNMA Interest STRIPS Series 265 Class 2	9.00	3-25-2024	562	563
FNMA Principal STRIPS¤	0.00	8-6-2038	6,510,000	3,252,065
FNMA Principal STRIPS¤	0.00	7-15-2037	7,810,000	4,051,706
The accompanying notes are an integral part of these financial statements.
14 | Allspring Government Securities Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity+2.19%)±	4.32%	11-1-2031	$62,986	$62,003
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.63	12-1-2034	138,311	135,160
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.84	12-1-2040	48,208	48,844
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.39	9-1-2035	106,422	106,740
FNMA (1 Year Treasury Constant Maturity+2.22%)±	5.34	6-1-2032	61,037	60,473
FNMA (1 Year Treasury Constant Maturity+2.24%)±	4.84	12-1-2040	15,023	14,785
FNMA (1 Year Treasury Constant Maturity+2.24%)±	5.42	9-1-2031	14,970	14,837
FNMA (1 Year Treasury Constant Maturity+2.42%)±	5.08	10-1-2027	22,039	21,788
FNMA (1 Year Treasury Constant Maturity+2.47%)±	4.59	7-1-2026	1,306	1,298
FNMA (11th District COFI+1.25%)±	3.98	9-1-2027	57,095	55,940
FNMA (11th District COFI+1.26%)±	4.21	5-1-2036	133,645	130,813
FNMA (11th District COFI+1.29%)±	3.99	5-1-2036	299,437	288,725
FNMA (12 Month LIBOR+1.61%)±	7.11	5-1-2046	527,801	533,208
FNMA (12 Month LIBOR+1.62%)±	2.39	8-1-2050	1,395,209	1,241,818
FNMA (12 Month LIBOR+1.73%)±	3.98	9-1-2036	155,367	154,087
FNMA (12 Month LIBOR+1.77%)±	4.83	7-1-2044	69,078	70,301
FNMA (12 Month LIBOR+1.78%)±	4.96	8-1-2036	434,205	440,387
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	339,099	342,879
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	375,592	388,349
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	98,752	103,955
FNMA Series 2002-5 Class F (30 Day Average U.S. SOFR+0.46%)±	5.75	2-25-2032	55,568	55,468
FNMA Series 2002-T1 Class A3	7.50	11-25-2031	141,795	145,882
FNMA Series 2002-T12 Class A5±±	4.75	10-25-2041	465,435	449,758
FNMA Series 2002-T16 Class A1	6.50	7-25-2042	842,554	852,577
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	2,115,908	2,130,877
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	288,682	289,378
FNMA Series 2003-T2 Class A1 (30 Day Average U.S. SOFR+0.39%)±	5.68	3-25-2033	752,492	743,508
FNMA Series 2003-W1 Class 1A1±±	4.80	12-25-2042	390,990	368,562
FNMA Series 2003-W11 Class A1±±	5.72	6-25-2033	26,155	26,038
FNMA Series 2003-W3 Class 1A4±±	4.08	8-25-2042	1,185,928	1,084,591
FNMA Series 2003-W5 Class A (1 Month LIBOR+0.11%)±	5.51	4-25-2033	192,355	188,831
FNMA Series 2003-W6 Class 6A±±	3.96	8-25-2042	513,904	488,556
FNMA Series 2003-W6 Class PT4±±	8.35	10-25-2042	669,690	707,738
FNMA Series 2003-W8 Class PT1±±	8.09	12-25-2042	248,296	251,680
FNMA Series 2003-W9 Class A (1 Month LIBOR+0.12%)±	5.52	6-25-2033	46,529	44,119
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	172,190	174,291
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	550,431	569,207
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	284,306	294,130
FNMA Series 2005-71 Class DB	4.50	8-25-2025	12,973	12,791
FNMA Series 2006-50 Class BF (30 Day Average U.S. SOFR+0.51%)±	5.80	6-25-2036	426,809	420,882
FNMA Series 2007-101 Class A2 (30 Day Average U.S. SOFR+0.36%)±	4.77	6-27-2036	43,831	43,400
FNMA Series 2007-W10 Class 2A±±	6.25	8-25-2047	131,785	129,461
FNMA Series 2008-17 Class DP	4.75	2-25-2038	532,957	514,566
FNMA Series 2010-136 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.90	12-25-2040	509,790	495,304
FNMA Series 2011-110 Class FE (30 Day Average U.S. SOFR+0.51%)±	5.80	4-25-2041	41,330	41,062
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2011-128 Class FK (30 Day Average U.S. SOFR+0.46%)±	5.75%	7-25-2041	$83,950	$83,188
FNMA Series 2013-114 Class LM	4.00	3-25-2042	657,479	620,303
FNMA Series 2014-17 Class FE (30 Day Average U.S. SOFR+0.66%)±	5.95	4-25-2044	993,613	963,671
FNMA Series 2014-20 Class TM±±	4.50	4-25-2044	300,409	51,229
FNMA Series 2017-M2 Class A2±±	2.90	2-25-2027	6,453,603	6,052,098
FNMA Series 2018-M1 Class A2±±	3.09	12-25-2027	620,254	579,027
FNMA Series 2018-M13 Class A2±±	3.87	9-25-2030	363,640	343,252
FNMA Series 2019-M5 Class A2	3.27	2-25-2029	5,084,057	4,738,077
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	11,437	11,381
GNMA%%	2.00	9-21-2053	9,550,000	7,876,512
GNMA	2.50	3-20-2052	4,692,816	3,993,346
GNMA	2.50	4-20-2052	10,964,667	9,328,420
GNMA	3.00	11-20-2045	2,810,139	2,526,063
GNMA	3.00	4-20-2051	4,258,581	3,766,114
GNMA%%	3.00	9-21-2053	2,665,000	2,343,014
GNMA	3.50	12-20-2047	2,531,837	2,334,090
GNMA	3.50	7-20-2051	2,102,825	1,917,253
GNMA	4.00	11-15-2024	110,744	109,319
GNMA	4.00	12-20-2047	1,726,164	1,633,037
GNMA	4.25	6-20-2036	181,773	172,601
GNMA	4.50	8-20-2049	388,691	373,262
GNMA	4.50	7-20-2052	2,559,444	2,440,493
GNMA	4.50	9-20-2052	1,104,324	1,052,970
GNMA	4.50	3-20-2053	2,935,085	2,796,769
GNMA	5.00	7-20-2040	384,108	385,603
GNMA	5.00	9-20-2052	2,033,167	1,980,292
GNMA	5.00	6-20-2053	2,888,586	2,811,046
GNMA	5.50	4-20-2053	2,869,296	2,840,316
GNMA	6.00	8-20-2034	38,196	37,776
GNMA%%	6.00	9-21-2053	8,865,000	8,893,742
GNMA	6.50	12-15-2025	2,466	2,499
GNMA	6.50	5-15-2029	198	201
GNMA	6.50	5-15-2031	518	525
GNMA	6.50	9-20-2033	20,199	20,567
GNMA	7.00	5-15-2026	410	409
GNMA	7.00	3-15-2028	3,399	3,381
GNMA	7.00	4-15-2031	447	444
GNMA	7.00	8-15-2031	14,025	13,887
GNMA	7.00	3-15-2032	10,682	10,556
GNMA	8.00	12-15-2023	235	234
GNMA	8.00	2-15-2024	24	24
GNMA Series 2005-23 Class IOƒ±±	0.00	6-17-2045	539,384	1
GNMA Series 2006-32 Class XMƒ±±	0.13	11-16-2045	2,148,335	22
GNMA Series 2008-22 Class XMƒ±±	1.29	2-16-2050	4,945,706	95,713
GNMA Series 2010-158 Class EIƒ	4.00	12-16-2025	840,276	18,836
GNMA Series 2012-H12 Class HD	2.00	5-20-2062	17,824	16,182
GNMA Series 2018-H01 Class BF (U.S. SOFR 1 Month+0.51%)±	5.62	1-20-2068	2,678,985	2,660,230
The accompanying notes are an integral part of these financial statements.
16 | Allspring Government Securities Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA Series 2019-H06 Class HIƒ±±	1.81%	4-20-2069	$2,656,807	$68,751
Resolution Funding Corp. Principal STRIPS¤	0.00	1-15-2030	16,245,000	12,069,385
Resolution Funding Corp. Principal STRIPS¤	0.00	4-15-2030	9,185,000	6,746,687
TVA	4.25	9-15-2052	3,110,000	2,746,798
TVA	4.88	1-15-2048	5,210,000	5,067,464
TVA Principal STRIPS¤	0.00	11-1-2025	5,650,000	5,085,575
TVA Principal STRIPS¤	0.00	6-15-2035	2,448,000	1,375,908
TVA Principal STRIPS¤	0.00	1-15-2048	1,000,000	284,793
U.S. International Development Finance Corp. Series AA-1¤	0.00	1-17-2026	2,000,000	2,019,305
Vendee Mortgage Trust Series 1995-1 Class 4±±	7.73	2-15-2025	14,716	14,794
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	30,880	31,438
Total agency securities (Cost $403,165,295)				370,059,908
Asset-backed securities: 0.61%
FirstKey Homes Trust Series 2021-SFR1 Class A144A	1.54	8-17-2038	1,236,433	1,089,880
Navient Student Loan Trust Series 2019-2A Class A2 (30 Day Average U.S. SOFR+1.11%)144A±	6.40	2-27-2068	2,323,830	2,283,568
Total asset-backed securities (Cost $3,558,689)				3,373,448
Corporate bonds and notes: 3.13%
Consumer, non-cyclical: 0.45%
Commercial services: 0.45%
Rockefeller Foundation Series 2020	2.49	10-1-2050	4,000,000	2,498,115
Financial: 2.68%
Diversified financial services: 2.01%
GTP Acquisition Partners I LLC Series 2015-2 Class A144A	3.48	6-16-2025	2,000,000	1,913,017
Private Export Funding Corp.144A	0.55	7-30-2024	9,715,000	9,251,492
				11,164,509
REITS: 0.67%
American Tower Trust #1144A	3.65	3-23-2028	4,000,000	3,705,711
Total corporate bonds and notes (Cost $19,856,957)				17,368,335
Non-agency mortgage-backed securities: 5.15%
Angel Oak Mortgage Trust Series 2020-4 Class A1144A±±	1.47	6-25-2065	545,312	503,533
Arroyo Mortgage Trust Series 2019-1 Class A1144A±±	3.81	1-25-2049	1,079,083	1,004,347
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	243,931	228,397
BRAVO Residential Funding Trust Series 2020-RPL1 Class A1144A±±	2.50	5-26-2059	1,626,273	1,534,945
BX Trust Series 2019-OC11 Class A144A	3.20	12-9-2041	3,030,000	2,601,532
CD Mortgage Trust Series 2017-CD6 Class A5	3.46	11-13-2050	2,340,000	2,128,214
COMM Mortgage Trust Series 2014-CR16 Class A3	3.78	4-10-2047	2,540,783	2,502,721
GS Mortgage Securities Trust Series 2014-GC24 Class A4	3.67	9-10-2047	3,830,950	3,741,533
JPMBB Commercial Mortgage Securities Trust Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	4,738,440
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1144A±±	3.00	9-25-2059	2,231,142	2,051,551
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
New Residential Mortgage Loan Trust Series 2020-NQM2 Class A1144A±±	1.65%	5-24-2060	$351,707	$326,431
Starwood Mortgage Residential Trust Series 2021-6 Class A1144A±±	1.92	11-25-2066	3,771,212	3,044,345
Towd Point Mortgage Trust Series 2015-2 Class 1M2144A±±	3.61	11-25-2060	1,507,031	1,475,752
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,350,137
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	397,371	349,587
Total non-agency mortgage-backed securities (Cost $31,470,559)				28,581,465
U.S. Treasury securities: 19.49%
U.S. Treasury Bonds	2.00	11-15-2041	2,550,000	1,784,303
U.S. Treasury Bonds	2.25	2-15-2052	1,070,000	721,832
U.S. Treasury Bonds	3.00	8-15-2052	4,935,000	3,932,771
U.S. Treasury Bonds	3.13	5-15-2048	6,980,000	5,669,069
U.S. Treasury Bonds	3.63	2-15-2053	9,595,000	8,644,495
U.S. Treasury Bonds	3.63	5-15-2053	1,730,000	1,560,244
U.S. Treasury Bonds	3.75	11-15-2043	2,040,000	1,855,683
U.S. Treasury Bonds	4.13	8-15-2053	7,770,000	7,665,591
U.S. Treasury Notes	2.75	4-30-2027	12,595,000	11,888,007
U.S. Treasury Notes	2.75	7-31-2027	1,225,000	1,153,175
U.S. Treasury Notes	3.38	5-15-2033	11,650,000	10,974,664
U.S. Treasury Notes	3.50	2-15-2033	9,578,000	9,121,548
U.S. Treasury Notes	3.75	5-31-2030	4,260,000	4,145,013
U.S. Treasury Notes	3.75	6-30-2030	945,000	919,456
U.S. Treasury Notes	3.88	1-15-2026	8,560,000	8,398,163
U.S. Treasury Notes	3.88	8-15-2033	2,065,000	2,028,217
U.S. Treasury Notes	4.00	2-29-2028	8,385,000	8,281,825
U.S. Treasury Notes	4.13	7-31-2028	5,610,000	5,577,129
U.S. Treasury Principal STRIPS¤	0.00	5-15-2039	20,000,000	10,463,462
U.S. Treasury STRIPS¤	0.00	5-15-2040	7,275,000	3,443,845
Total U.S. Treasury securities (Cost $118,625,920)				108,228,492
Yankee corporate bonds and notes: 0.45%
Government securities: 0.45%
Multi-national: 0.45%
Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,060,009
International Bank for Reconstruction & Development Series C¤	0.00	3-11-2031	615,000	425,630
				2,485,639
Total yankee corporate bonds and notes (Cost $2,658,394)				2,485,639
Yankee government bonds: 2.84%
Israel	5.50	12-4-2023	15,790,000	15,785,272
Total yankee government bonds (Cost $15,999,409)				15,785,272
The accompanying notes are an integral part of these financial statements.
18 | Allspring Government Securities Fund

Portfolio of investments—August 31, 2023

		Yield	Shares	Value
Short-term investments: 4.33%
Investment companies: 4.33%
Allspring Government Money Market Fund Select Class♠∞##		5.26%	24,023,931	$24,023,931
Total short-term investments (Cost $24,023,931)				24,023,931
Total investments in securities (Cost $619,359,154)	102.64%			569,906,490
Other assets and liabilities, net	(2.64)			(14,644,795)
Total net assets	100.00%			$555,261,695

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
COFI	Cost of Funds Index
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$43,810,728	$329,208,848	$(348,995,645)	$0	$0	$24,023,931	24,023,931	$750,492
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	9	12-19-2023	$998,874	$999,281	$407	$0
2-Year U.S. Treasury Notes	598	12-29-2023	121,516,426	121,875,204	358,778	0
5-Year U.S. Treasury Notes	725	12-29-2023	76,946,798	77,518,360	571,562	0
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 19

Portfolio of investments—August 31, 2023

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
U.S. Long Bond	(68)	12-19-2023	$(8,171,030)	$(8,274,750)	$0	$(103,720)
Ultra 10-Year U.S. Treasury Notes	(31)	12-19-2023	(3,563,514)	(3,599,391)	0	(35,877)
Ultra Long Term U.S. Treasury Bond	(125)	12-19-2023	(15,958,760)	(16,183,594)	0	(224,834)
					$930,747	$(364,431)
The accompanying notes are an integral part of these financial statements.
20 | Allspring Government Securities Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $595,335,223)	$545,882,559
Investments in affiliated securities, at value (cost $24,023,931)	24,023,931
Cash	1,288
Cash at broker segregated for futures contracts	2,666,000
Receivable for interest	2,223,753
Receivable for Fund shares sold	450,747
Receivable for daily variation margin on open futures contracts	117,664
Principal paydown receivable	34,408
Prepaid expenses and other assets	109,021
Total assets	575,509,371
Liabilities
Payable for when-issued transactions	19,049,492
Payable for Fund shares redeemed	401,043
Dividends payable	365,589
Management fee payable	148,947
Payable for daily variation margin on open futures contracts	118,749
Administration fees payable	48,417
Trustees’ fees and expenses payable	1,237
Distribution fee payable	1,026
Accrued expenses and other liabilities	113,176
Total liabilities	20,247,676
Total net assets	$555,261,695
Net assets consist of
Paid-in capital	$658,741,635
Total distributable loss	(103,479,940)
Total net assets	$555,261,695
Computation of net asset value and offering price per share
Net assets–Class A	$165,440,972
Shares outstanding–Class A1	17,298,851
Net asset value per share–Class A	$9.56
Maximum offering price per share – Class A2	$10.01
Net assets–Class C	$1,584,348
Shares outstanding–Class C1	165,668
Net asset value per share–Class C	$9.56
Net assets–Administrator Class	$71,787,159
Shares outstanding–Administrator Class[1]	7,509,691
Net asset value per share–Administrator Class	$9.56
Net assets–Institutional Class	$316,449,216
Shares outstanding–Institutional Class[1]	33,100,889
Net asset value per share–Institutional Class	$9.56
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 21

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$16,639,635
Income from affiliated securities	750,492
Total investment income	17,390,127
Expenses
Management fee	2,370,910
Administration fees
Class A	280,939
Class C	2,751
Administrator Class	76,539
Institutional Class	218,358
Shareholder servicing fees
Class A	440,699
Class C	4,331
Administrator Class	190,366
Distribution fee
Class C	12,976
Custody and accounting fees	30,960
Professional fees	108,433
Registration fees	45,906
Shareholder report expenses	59,145
Trustees’ fees and expenses	25,889
Other fees and expenses	10,723
Total expenses	3,878,925
Less: Fee waivers and/or expense reimbursements
Fund-level	(315,334)
Class A	(2,422)
Administrator Class	(114,361)
Institutional Class	(116,467)
Net expenses	3,330,341
Net investment income	14,059,786
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(22,998,942)
Futures contracts	(842,751)
Net realized losses on investments	(23,841,693)
Net change in unrealized gains (losses) on
Unaffiliated securities	(8,898,200)
Futures contracts	605,545
Net change in unrealized gains (losses) on investments	(8,292,655)
Net realized and unrealized gains (losses) on investments	(32,134,348)
Net decrease in net assets resulting from operations	$(18,074,562)
The accompanying notes are an integral part of these financial statements.
22 | Allspring Government Securities Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$14,059,786		$9,261,287
Net realized losses on investments		(23,841,693)		(15,840,928)
Net change in unrealized gains (losses) on investments		(8,292,655)		(64,246,074)
Net decrease in net assets resulting from operations		(18,074,562)		(70,825,715)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,233,304)		(2,702,584)
Class C		(28,397)		(10,895)
Administrator Class		(1,987,567)		(1,343,333)
Institutional Class		(7,695,817)		(4,534,056)
Total distributions to shareholders		(13,945,085)		(8,590,868)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,276,603	12,457,472	1,408,891	15,372,202
Class C	35,023	340,085	30,432	315,688
Administrator Class	1,204,604	11,758,415	1,353,906	14,726,732
Institutional Class	22,873,292	225,010,726	17,751,806	191,802,896
		249,566,698		222,217,518
Reinvestment of distributions
Class A	383,936	3,735,705	223,519	2,401,606
Class C	2,473	24,064	883	9,353
Administrator Class	200,913	1,954,695	122,729	1,319,682
Institutional Class	550,772	5,358,154	314,703	3,374,424
		11,072,618		7,105,065
Payment for shares redeemed
Class A	(3,839,053)	(37,403,872)	(5,223,872)	(56,935,298)
Class C	(77,498)	(761,613)	(90,454)	(963,071)
Administrator Class	(2,155,311)	(20,952,556)	(2,938,959)	(32,001,376)
Institutional Class	(15,659,991)	(152,540,390)	(19,414,727)	(207,837,081)
		(211,658,431)		(297,736,826)
Net increase (decrease) in net assets resulting from capital share transactions		48,980,885		(68,414,243)
Total increase (decrease) in net assets		16,961,238		(147,830,826)
Net assets
Beginning of period		538,300,457		686,131,283
End of period		$555,261,695		$538,300,457
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 23

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.11	$11.49	$11.67	$11.31	$10.65
Net investment income	0.24 [1]	0.14	0.12 [1]	0.18 [1]	0.23
Net realized and unrealized gains (losses) on investments	(0.56)	(1.39)	(0.17)	0.38	0.68
Total from investment operations	(0.32)	(1.25)	(0.05)	0.56	0.91
Distributions to shareholders from
Net investment income	(0.23)	(0.13)	(0.11)	(0.19)	(0.25)
Tax basis return of capital	0.00	0.00	(0.02)	(0.01)	0.00
Total distributions to shareholders	(0.23)	(0.13)	(0.13)	(0.20)	(0.25)
Net asset value, end of period	$9.56	$10.11	$11.49	$11.67	$11.31
Total return[2]	(3.14)%	(10.95)%	(0.40)%	5.02%	8.65%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.89%	0.91%	0.91%
Net expenses	0.85%	0.84%	0.84%	0.84%	0.85%
Net investment income	2.42%	1.28%	1.00%	1.56%	2.20%
Supplemental data
Portfolio turnover rate	152%	309%	221%	111%	178%
Net assets, end of period (000s omitted)	$165,441	$196,839	$265,018	$276,310	$271,986

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.10	$11.49	$11.67	$11.31	$10.65
Net investment income	0.16 [1]	0.06 [1]	0.03 [1]	0.09 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	(0.54)	(1.40)	(0.17)	0.38	0.68
Total from investment operations	(0.38)	(1.34)	(0.14)	0.47	0.83
Distributions to shareholders from
Net investment income	(0.16)	(0.05)	(0.02)	(0.10)	(0.17)
Tax basis return of capital	0.00	0.00	(0.02)	(0.01)	0.00
Total distributions to shareholders	(0.16)	(0.05)	(0.04)	(0.11)	(0.17)
Net asset value, end of period	$9.56	$10.10	$11.49	$11.67	$11.31
Total return[2]	(3.77)%	(11.71)%	(1.16)%	4.24%	7.84%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.63%	1.64%	1.66%	1.66%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	1.67%	0.52%	0.24%	0.81%	1.44%
Supplemental data
Portfolio turnover rate	152%	309%	221%	111%	178%
Net assets, end of period (000s omitted)	$1,584	$2,078	$3,042	$7,560	$11,026

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.10	$11.48	$11.66	$11.31	$10.65
Net investment income	0.26 [1]	0.16 [1]	0.14 [1]	0.20 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	(1.39)	(0.16)	0.37	0.67
Total from investment operations	(0.29)	(1.23)	(0.02)	0.57	0.93
Distributions to shareholders from
Net investment income	(0.25)	(0.15)	(0.14)	(0.21)	(0.27)
Tax basis return of capital	0.00	0.00	(0.02)	(0.01)	0.00
Total distributions to shareholders	(0.25)	(0.15)	(0.16)	(0.22)	(0.27)
Net asset value, end of period	$9.56	$10.10	$11.48	$11.66	$11.31
Total return	(2.84)%	(10.78)%	(0.21)%	5.15%	8.88%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.83%	0.83%	0.85%	0.85%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	2.63%	1.49%	1.21%	1.75%	2.42%
Supplemental data
Portfolio turnover rate	152%	309%	221%	111%	178%
Net assets, end of period (000s omitted)	$71,787	$83,432	$111,639	$120,181	$106,355

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.10	$11.48	$11.66	$11.31	$10.65
Net investment income	0.28 [1]	0.17	0.16 [1]	0.21 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	(1.38)	(0.17)	0.38	0.68
Total from investment operations	(0.27)	(1.21)	(0.01)	0.59	0.95
Distributions to shareholders from
Net investment income	(0.27)	(0.17)	(0.15)	(0.23)	(0.29)
Tax basis return of capital	0.00	0.00	(0.02)	(0.01)	0.00
Total distributions to shareholders	(0.27)	(0.17)	(0.17)	(0.24)	(0.29)
Net asset value, end of period	$9.56	$10.10	$11.48	$11.66	$11.31
Total return	(2.69)%	(10.63)%	(0.05)%	5.31%	9.05%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.56%	0.56%	0.58%	0.58%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.83%	1.66%	1.36%	1.87%	2.56%
Supplemental data
Portfolio turnover rate	152%	309%	221%	111%	178%
Net assets, end of period (000s omitted)	$316,449	$255,952	$306,431	$329,083	$210,424

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Government Securities Fund | 27

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Government Securities Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to
28 | Allspring Government Securities Fund

Notes to financial statements
repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $629,351,479 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$769,153
Gross unrealized losses	(59,647,826)
Net unrealized losses	$(58,878,673)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $29,496,556 in short-term capital losses and $15,225,700 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Government Securities Fund | 29

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$370,059,908	$0	$370,059,908
Asset-backed securities	0	3,373,448	0	3,373,448
Corporate bonds and notes	0	17,368,335	0	17,368,335
Non-agency mortgage-backed securities	0	28,581,465	0	28,581,465
U.S. Treasury securities	94,321,185	13,907,307	0	108,228,492
Yankee corporate bonds and notes	0	2,485,639	0	2,485,639
Yankee government bonds	0	15,785,272	0	15,785,272
Short-term investments
Investment companies	24,023,931	0	0	24,023,931
	118,345,116	451,561,374	0	569,906,490
Futures contracts	930,747	0	0	930,747
Total assets	$119,275,863	$451,561,374	$0	$570,837,237
Liabilities
Futures contracts	$364,431	$0	$0	$364,431
Total liabilities	$364,431	$0	$0	$364,431
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
30 | Allspring Government Securities Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023 (December 31, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.84%
Class C	1.59
Administrator Class	0.64
Institutional Class	0.48
Prior to June 30, 2023, the Fund’s expenses were contractually capped at 0.85% for Class A shares and 1.60% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $710 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Allspring Government Securities Fund | 31

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$492,806,713	$372,018,687	$477,220,522	$354,107,658
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $125,781,268 in long futures contracts and $45,549,557 in short futures contracts during the year ended August 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $13,945,085 and $8,590,868 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$500,981	$(58,878,673)	$(44,722,256)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
32 | Allspring Government Securities Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Government Securities Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Government Securities Fund | 33

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $13,667,648 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 20% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34 | Allspring Government Securities Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Government Securities Fund | 35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36 | Allspring Government Securities Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Government Securities Fund | 37

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

38 | Allspring Government Securities Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg U.S. Aggregate ex Credit Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Government Securities Fund | 39

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40 | Allspring Government Securities Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Government Securities Fund | 41

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-nqqrjjek 10-23
AR3004 08-23

Allspring High Yield Bond Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring High Yield Bond Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring High Yield Bond Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring High Yield Bond Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring High Yield Bond Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring High Yield Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring High Yield Bond Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKHAX)	1-20-1998	2.26	1.33	3.21	7.17	2.24	3.70	1.00	0.92
Class C (EKHCX)	1-21-1998	5.37	1.54	3.11	6.37	1.54	3.11	1.75	1.67
Administrator Class (EKHYX)	4-14-1998	–	–	–	7.30	2.31	3.86	0.95	0.80
Institutional Class (EKHIX)[3]	10-31-2014	–	–	–	7.59	2.64	4.07	0.68	0.53
ICE BofA U.S. High Yield Constrained Index[4]	–	–	–	–	7.11	3.16	4.39	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023 (December 31, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.92% for Class A, 1.67% for Class C, 0.80% for Administrator Class and 0.53% for Institutional
Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring High Yield Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring High Yield Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2023.
•Up-in-quality allocation across credit ratings boosted performance.
•At the sector level, an overweight allocation to lease financing and recreation and travel coupled with an underweight to telecom–wireline contributed to the portfolio’s outperformance.
•Conversely, specialty retail, financials, and forestry/paper were the most detrimental sectors.
•A broad macroeconomic backdrop of tight monetary policy and tighter financial conditions suggests slower economic growth ahead.
Inflation and tighter monetary policy led to slower growth.
Inflation, tighter monetary policy, and slower economic growth provided the backdrop over the past 12 months. Sharply higher inflation in 2021 carried into 2022 and triggered an aggressive policy response from the central banks around the world. By 2023, inflation started to slow as tighter policy affected growth and central banks slowed the pace of tightening. Despite slower growth, corporate profitability remained healthy. However, tighter monetary policy and higher cost of debt started to erode corporate creditworthiness and trailing 12-month default rates rose from near 0% to roughly 2.5%. Notwithstanding all the macro shifts, the average yield for high yield bonds started and finished the period right around 8.5%.

Ten largest holdings (%) as of August 31, 2023[1]
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1-15-2026	1.62
Geo Group, Inc., 12.46%, 3-23-2027	1.50
CoreCivic, Inc., 8.25%, 4-15-2026	1.44
Enact Holdings, Inc., 6.50%, 8-15-2025	1.40
CCM Merger, Inc., 6.38%, 5-1-2026	1.35
TerraForm Power Operating LLC, 5.00%, 1-31-2028	1.19
Match Group Holdings II LLC, 5.63%, 2-15-2029	1.17
GIP III Stetson I LP, 9.68%, 7-18-2025	1.12
Iron Mountain, Inc., 4.50%, 2-15-2031	1.12
Ford Motor Credit Co. LLC, 5.11%, 5-3-2029	1.05

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio strategy:  Quality improvement
Quality improvement was the central theme of the portfolio strategy over the past 12 months. We focused on companies and sectors that are expected to keep pace with inflation to generate consistent earnings growth and that are prudently financed to be able to weather the pressures of tighter monetary policy and higher costs of borrowing. A broad backdrop of tight monetary policy and tighter financial conditions suggests slower economic growth ahead.
We increased the allocation to BBB-rated and above credits while decreasing C-rated securities and we maintained a core allocation to BB/B-rated issues throughout the year to improve the quality of the portfolio. In addition, we continued to rotate into shorter-duration bonds to take advantage of the shape of the yield curve and maximize the portfolio’s yield.
At the sector level, a consistent overweight allocation to energy was a positive in the portfolio as strong earnings and balance sheet discipline supported the sector. An overweight to lease financing and an underweight to wireline helped boost performance. In addition, we increased our allocation to real estate investment trusts and decreased our allocation to telecommunication to take advantage of attractive valuations. We also reduced our allocation to deep cyclicals such as chemicals and metals/mining to further reduce economic cyclicality.

Credit quality as of August 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8 | Allspring High Yield Bond Fund

Performance highlights (unaudited)
Contributors/detractors
Top contributors included holdings in consumer/commercial/lease financing, recreation and travel, and telecom–wireline sectors. The investments in the consumer/commercial/lease financing sector benefited from holding FLY Leasing. Recreation and travel benefited from holding Royal Caribbean Group.
Main detractors included securities in specialty retail, financials, and forestry/paper sectors. The main detractors from performance came from specialty retail holdings in QVC*, Carvana*, and Crocs, Inc. PRA Group weighed on financials and Enviva detracted from forestry/paper.
Outlook:  Credit selection to be important as risks rise
Credit selection will be paramount in an environment of mounting headwinds as a combination of tight monetary policy, an inverted yield curve, and high “real” cost of debt capital puts pressure on some companies while still-high inflation, strong employment, and a shifting economy allow others to thrive. Companies able to keep pace with inflation while benefiting from a prudently structured balance sheet should do quite well in this environment. This past year’s volatility has created opportunities for security selection and is likely to continue to do so into 2024.
*
This security was no longer held at the end of the reporting period.

Allspring High Yield Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,042.58	$4.79	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Class C
Actual	$1,000.00	$1,042.23	$8.65	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Administrator Class
Actual	$1,000.00	$1,043.27	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$1,044.68	$2.73	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 0.19%
Energy: 0.19%
Oil, gas & consumable fuels: 0.19%
Denbury, Inc.†	6,070	$555,890
Total common stocks (Cost $429,293)		555,890

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 80.29%
Basic materials: 0.14%
Chemicals: 0.14%
Avient Corp.144A	7.13%	8-1-2030	$405,000	404,613
Communications: 13.90%
Advertising: 1.29%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	1,060,000	790,008
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	955,000	959,775
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,600,000	1,300,832
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	775,000	701,375
				3,751,990
Internet: 3.99%
Arches Buyer, Inc.144A	4.25	6-1-2028	725,000	630,640
Arches Buyer, Inc.144A	6.13	12-1-2028	1,830,000	1,569,591
Cablevision Lightpath LLC144A	3.88	9-15-2027	860,000	717,985
Cablevision Lightpath LLC144A	5.63	9-15-2028	800,000	614,501
Match Group Holdings II LLC144A	5.63	2-15-2029	3,635,000	3,426,450
Uber Technologies, Inc.144A	4.50	8-15-2029	2,895,000	2,650,699
Uber Technologies, Inc.144A	8.00	11-1-2026	2,000,000	2,036,394
				11,646,260
Media: 7.88%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	3,175,000	2,431,406
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	3,000,000	2,523,591
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	975,000	898,459
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	1,200,000	1,128,108
CSC Holdings LLC144A	4.13	12-1-2030	1,470,000	1,048,217
CSC Holdings LLC144A	5.75	1-15-2030	2,250,000	1,244,205
CSC Holdings LLC144A	11.25	5-15-2028	470,000	463,572
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.144A	5.88	8-15-2027	625,000	553,886
DISH Network Corp.144A	11.75	11-15-2027	900,000	913,177
Gray Escrow II, Inc.144A	5.38	11-15-2031	3,970,000	2,771,646
Nexstar Media, Inc.144A	5.63	7-15-2027	905,000	850,648
Scripps Escrow II, Inc.144A	5.38	1-15-2031	1,625,000	1,160,746
Scripps Escrow, Inc.144A	5.88	7-15-2027	2,630,000	2,124,987
Sirius XM Radio, Inc.144A	4.13	7-1-2030	2,660,000	2,168,512
Townsquare Media, Inc.144A	6.88	2-1-2026	2,815,000	2,709,438
				22,990,598
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Telecommunications: 0.74%
CommScope Technologies LLC144A	5.00%	3-15-2027	$845,000	$469,802
CommScope, Inc.144A	4.75	9-1-2029	415,000	308,403
CommScope, Inc.144A	6.00	3-1-2026	1,535,000	1,394,955
				2,173,160
Consumer, cyclical: 15.97%
Airlines: 1.16%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	1,305,000	1,207,598
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	2,185,000	2,187,387
				3,394,985
Apparel: 0.89%
Crocs, Inc.144A	4.13	8-15-2031	605,000	479,463
Crocs, Inc.144A	4.25	3-15-2029	1,700,000	1,433,474
Hanesbrands, Inc.144A	4.88	5-15-2026	725,000	677,729
				2,590,666
Auto manufacturers: 2.51%
Allison Transmission, Inc.144A	5.88	6-1-2029	885,000	854,756
Ford Motor Co.	3.25	2-12-2032	1,035,000	807,930
Ford Motor Co.	4.75	1-15-2043	1,200,000	897,125
Ford Motor Credit Co. LLC	4.39	1-8-2026	1,600,000	1,512,181
Ford Motor Credit Co. LLC	5.11	5-3-2029	3,325,000	3,058,373
Ford Motor Credit Co. LLC	5.13	6-16-2025	200,000	194,702
				7,325,067
Distribution/wholesale: 0.76%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	2,275,000	2,229,500
Entertainment: 3.63%
CCM Merger, Inc.144A	6.38	5-1-2026	4,055,000	3,940,612
Churchill Downs, Inc.144A	4.75	1-15-2028	1,655,000	1,526,363
Churchill Downs, Inc.144A	6.75	5-1-2031	320,000	313,046
Cinemark USA, Inc.144A	5.25	7-15-2028	805,000	715,033
Cinemark USA, Inc.144A	8.75	5-1-2025	1,179,000	1,190,908
Live Nation Entertainment, Inc.144A	3.75	1-15-2028	575,000	512,015
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	670,000	649,861
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	1,735,000	1,736,345
				10,584,183
Home builders: 0.61%
Toll Brothers Finance Corp.	4.35	2-15-2028	705,000	661,581
Tri Pointe Homes, Inc.	5.70	6-15-2028	1,180,000	1,118,687
				1,780,268
Housewares: 0.27%
Newell Brands, Inc.	4.70	4-1-2026	810,000	776,066
The accompanying notes are an integral part of these financial statements.
12 | Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Leisure time: 1.76%
Carnival Holdings Bermuda Ltd.144A	10.38%	5-1-2028	$2,275,000	$2,474,254
NCL Corp. Ltd.144A	5.88	3-15-2026	1,305,000	1,230,457
NCL Corp. Ltd.144A	5.88	2-15-2027	680,000	658,953
NCL Corp. Ltd.144A	7.75	2-15-2029	830,000	789,601
				5,153,265
Retail: 4.38%
Bath & Body Works, Inc.144A	6.63	10-1-2030	1,070,000	1,043,595
Dave & Buster’s, Inc.144A	7.63	11-1-2025	535,000	540,312
FirstCash, Inc.144A	4.63	9-1-2028	1,410,000	1,254,069
LBM Acquisition LLC144A	6.25	1-15-2029	955,000	833,315
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	2,430,000	2,214,355
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	1,610,000	1,455,409
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	1,050,000	900,375
Michaels Cos., Inc.144A	7.88	5-1-2029	1,625,000	1,126,450
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	1,150,000	1,092,979
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	1,410,000	1,264,812
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	1,100,000	1,050,513
				12,776,184
Consumer, non-cyclical: 8.40%
Commercial services: 5.43%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	2,205,000	1,686,342
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	1,000,000	951,144
CoreCivic, Inc.	8.25	4-15-2026	4,175,000	4,191,566
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	820,000	696,372
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	2,235,000	1,674,171
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	1,805,000	1,151,163
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	1,100,000	1,047,641
Sabre Global, Inc.144A	9.25	4-15-2025	348,000	342,822
Sabre Global, Inc.144A	11.25	12-15-2027	2,890,000	2,755,143
Upbound Group, Inc.144A	6.38	2-15-2029	1,500,000	1,362,750
				15,859,114
Healthcare-services: 2.97%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	830,000	775,012
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	1,055,000	832,003
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	765,000	746,760
IQVIA, Inc.144A	6.50	5-15-2030	1,260,000	1,266,744
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	830,000	756,919
Select Medical Corp.144A	6.25	8-15-2026	1,775,000	1,758,175
Tenet Healthcare Corp.	4.88	1-1-2026	875,000	848,209
Tenet Healthcare Corp.144A	6.75	5-15-2031	1,690,000	1,681,635
				8,665,457
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 15.75%
Energy-alternate sources: 2.81%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50%	1-15-2026	$5,545,000	$4,727,112
TerraForm Power Operating LLC144A	5.00	1-31-2028	3,830,000	3,478,216
				8,205,328
Oil & gas: 4.30%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	2,270,000	2,281,350
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	3,080,000	2,920,456
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	1,175,000	1,089,812
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	350,000	325,397
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	1,230,000	1,186,551
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	350,000	321,183
Nabors Industries Ltd.144A	7.50	1-15-2028	225,000	207,556
Nabors Industries, Inc.144A	7.38	5-15-2027	1,465,000	1,429,693
Southwestern Energy Co.	4.75	2-1-2032	1,825,000	1,616,687
Vital Energy, Inc.	9.50	1-15-2025	1,165,000	1,170,825
				12,549,510
Oil & gas services: 1.78%
Bristow Group, Inc.144A	6.88	3-1-2028	2,720,000	2,544,234
Oceaneering International, Inc.	4.65	11-15-2024	900,000	881,190
Oceaneering International, Inc.	6.00	2-1-2028	1,875,000	1,762,631
				5,188,055
Pipelines: 6.86%
Buckeye Partners LP144A	4.50	3-1-2028	1,025,000	930,188
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	2,075,000	1,893,395
DT Midstream, Inc.144A	4.38	6-15-2031	1,640,000	1,419,769
EnLink Midstream LLC	5.38	6-1-2029	1,200,000	1,144,086
EnLink Midstream LLC144A	6.50	9-1-2030	1,855,000	1,859,741
EnLink Midstream Partners LP	5.60	4-1-2044	1,145,000	976,347
Harvest Midstream I LP144A	7.50	9-1-2028	1,000,000	1,002,192
Hess Midstream Operations LP144A	5.50	10-15-2030	530,000	496,170
Kinetik Holdings LP144A	5.88	6-15-2030	1,615,000	1,564,144
Rockies Express Pipeline LLC144A	4.95	7-15-2029	415,000	379,842
Rockies Express Pipeline LLC144A	6.88	4-15-2040	1,880,000	1,691,167
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	3,155,000	2,822,444
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	9-1-2031	155,000	137,659
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	1,725,000	1,680,428
Venture Global LNG, Inc.144A	8.38	6-1-2031	2,015,000	2,032,518
				20,030,090
Financial: 12.28%
Diversified financial services: 5.51%
Enact Holdings, Inc.144A	6.50	8-15-2025	4,115,000	4,077,836
Home Point Capital, Inc.144A	5.00	2-1-2026	400,000	375,585
LPL Holdings, Inc.144A	4.38	5-15-2031	2,155,000	1,893,170
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	1,010,000	962,025
The accompanying notes are an integral part of these financial statements.
14 | Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Navient Corp.	5.00%	3-15-2027	$825,000	$750,403
Navient Corp.	5.88	10-25-2024	350,000	344,751
OneMain Finance Corp.	5.38	11-15-2029	935,000	807,653
OneMain Finance Corp.	7.13	3-15-2026	575,000	565,653
Oppenheimer Holdings, Inc.	5.50	10-1-2025	825,000	786,844
PRA Group, Inc.144A	5.00	10-1-2029	2,730,000	2,058,748
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	2.88	10-15-2026	970,000	862,087
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	765,000	604,851
United Wholesale Mortgage LLC144A	5.50	11-15-2025	1,310,000	1,259,152
United Wholesale Mortgage LLC144A	5.50	4-15-2029	850,000	737,375
				16,086,133
Insurance: 1.83%
AmWINS Group, Inc.144A	4.88	6-30-2029	1,905,000	1,709,257
AssuredPartners, Inc.144A	5.63	1-15-2029	1,050,000	912,162
BroadStreet Partners, Inc.144A	5.88	4-15-2029	2,840,000	2,499,282
HUB International Ltd.144A	7.25	6-15-2030	205,000	208,668
				5,329,369
REITS: 4.94%
Boston Properties LP	3.40	6-21-2029	993,000	849,419
GLP Capital LP/GLP Financing II, Inc.	3.25	1-15-2032	1,050,000	846,598
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	450,000	404,114
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	395,000	387,721
Iron Mountain, Inc.144A	4.50	2-15-2031	3,800,000	3,264,381
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.25	2-1-2027	2,250,000	2,034,782
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	2,700,000	1,749,868
Service Properties Trust	4.35	10-1-2024	1,825,000	1,755,844
Service Properties Trust	5.25	2-15-2026	50,000	46,045
Starwood Property Trust, Inc.144A	4.38	1-15-2027	1,495,000	1,335,125
Starwood Property Trust, Inc.	4.75	3-15-2025	760,000	734,721
Vornado Realty LP	2.15	6-1-2026	635,000	548,884
Vornado Realty LP	3.40	6-1-2031	640,000	472,291
				14,429,793
Industrial: 7.66%
Aerospace/defense: 1.36%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	2,060,000	2,034,470
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	1,185,000	1,234,906
TransDigm, Inc.	7.50	3-15-2027	700,000	701,351
				3,970,727
Building materials: 1.43%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	2,640,000	2,633,400
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	1,580,000	1,555,383
				4,188,783
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Hand/machine tools: 1.33%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50%	6-15-2028	$1,540,000	$1,598,551
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%)144A¥	14.50	10-15-2028	2,580,000	2,270,400
				3,868,951
Machinery-diversified: 1.04%
Chart Industries, Inc.144A	7.50	1-1-2030	315,000	322,763
Chart Industries, Inc.144A	9.50	1-1-2031	525,000	565,272
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	2,300,000	2,156,021
				3,044,056
Packaging & containers: 1.64%
Clearwater Paper Corp.144A	5.38	2-1-2025	2,245,000	2,176,497
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	1,735,000	1,569,024
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	1,035,000	1,044,263
				4,789,784
Trucking & leasing: 0.86%
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	1,805,000	1,676,691
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	830,000	819,568
				2,496,259
Technology: 2.48%
Computers: 1.73%
McAfee Corp.144A	7.38	2-15-2030	670,000	586,189
NCR Corp.144A	6.13	9-1-2029	2,000,000	2,059,868
Seagate HDD Cayman	4.13	1-15-2031	1,468,000	1,198,990
Seagate HDD Cayman144A	8.25	12-15-2029	210,000	220,290
Seagate HDD Cayman144A	8.50	7-15-2031	940,000	984,844
				5,050,181
Software: 0.75%
Cloud Software Group, Inc.144A	9.00	9-30-2029	1,230,000	1,099,470
SS&C Technologies, Inc.144A	5.50	9-30-2027	1,125,000	1,083,037
				2,182,507
Utilities: 3.71%
Electric: 3.71%
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	1,099,670	1,094,171
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	3,250,000	2,958,823
PG&E Corp.	5.25	7-1-2030	3,285,000	2,918,466
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	1,895,000	1,753,937
Vistra Operations Co. LLC144A	4.38	5-1-2029	1,300,000	1,146,210
Vistra Operations Co. LLC144A	5.63	2-15-2027	1,000,000	962,710
				10,834,317
Total corporate bonds and notes (Cost $250,221,409)				234,345,219
The accompanying notes are an integral part of these financial statements.
16 | Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Loans: 6.05%
Communications: 0.93%
Advertising: 0.19%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	9.13%	8-21-2026	$578,985	$565,234
Media: 0.18%
Hubbard Radio LLC (1 Month LIBOR+4.25%)±	9.70	3-28-2025	543,875	521,304
Telecommunications: 0.56%
Intelsat Jackson Holdings SA (U.S. SOFR 3 Month+4.25%)±	9.77	2-1-2029	1,632,339	1,631,442
Consumer, cyclical: 0.89%
Airlines: 0.75%
Mileage Plus Holdings LLC (3 Month LIBOR+5.25%)±	10.76	6-21-2027	1,120,000	1,166,704
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.08	10-20-2027	972,131	1,010,900
				2,177,604
Leisure time: 0.14%
Carnival Corp. (U.S. SOFR 3 Month+3.00%)±	8.32	8-8-2027	415,000	414,274
Consumer, non-cyclical: 1.50%
Commercial services: 1.50%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.46	3-23-2027	4,323,452	4,388,995
Energy: 1.65%
Pipelines: 1.65%
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.95	9-29-2028	991,891	993,816
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%)±	9.68	7-18-2025	3,253,993	3,253,309
M6 ETX Holdings II Midco LLC (U.S. SOFR 1 Month+4.50%)±	9.92	9-19-2029	555,800	554,177
				4,801,302
Financial: 1.08%
Diversified financial services: 0.22%
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%)±	9.79	4-30-2024	1,056,924	635,919
Insurance: 0.86%
Asurion LLC (3 Month LIBOR+3.25%)±	8.79	12-23-2026	2,240,408	2,175,996
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.70	1-31-2028	370,000	330,340
				2,506,336
Total loans (Cost $17,618,108)				17,642,410
Yankee corporate bonds and notes: 11.29%
Communications: 0.96%
Media: 0.61%
Videotron Ltd.144A	5.13	4-15-2027	1,850,000	1,771,375
Telecommunications: 0.35%
Altice France SA144A	8.13	2-1-2027	1,220,000	1,031,071
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, cyclical: 4.83%
Airlines: 1.52%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50%	7-15-2026	$2,475,000	$2,685,004
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75	4-20-2029	765,000	731,631
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	1,110,000	1,024,309
				4,440,944
Leisure time: 3.31%
Carnival Corp.144A	4.00	8-1-2028	1,175,000	1,051,399
Carnival Corp.144A	6.00	5-1-2029	1,925,000	1,738,037
Carnival Corp.144A	7.00	8-15-2029	405,000	410,937
Carnival Corp.144A	7.63	3-1-2026	560,000	558,300
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	200,000	188,203
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	2,655,000	2,488,797
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	905,000	964,591
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	2,075,000	2,260,973
				9,661,237
Consumer, non-cyclical: 0.61%
Pharmaceuticals: 0.61%
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	950,000	948,886
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	785,000	831,687
				1,780,573
Energy: 0.80%
Pipelines: 0.80%
Northriver Midstream Finance LP144A	5.63	2-15-2026	2,420,000	2,326,225
Financial: 1.31%
Diversified financial services: 1.31%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	2,485,000	2,290,842
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	1,495,000	1,526,425
				3,817,267
Industrial: 2.21%
Electronics: 0.95%
Sensata Technologies BV144A	4.00	4-15-2029	2,020,000	1,774,197
Sensata Technologies BV144A	5.88	9-1-2030	1,060,000	1,002,877
				2,777,074
Packaging & containers: 0.61%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	910,000	739,648
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	1,050,000	1,023,870
				1,763,518
Trucking & leasing: 0.65%
Fly Leasing Ltd.144A	7.00	10-15-2024	2,130,000	1,900,182
The accompanying notes are an integral part of these financial statements.
18 | Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Utilities: 0.57%
Electric: 0.57%
Drax Finco PLC144A	6.63%	11-1-2025	$1,715,000	$1,681,975
Total yankee corporate bonds and notes (Cost $33,745,933)				32,951,441

		Yield	Shares
Short-term investments: 0.76%
Investment companies: 0.76%
Allspring Government Money Market Fund Select Class♠∞		5.26	2,217,123	2,217,123
Total short-term investments (Cost $2,217,123)				2,217,123
Total investments in securities (Cost $304,231,866)	98.58%			287,712,083
Other assets and liabilities, net	1.42			4,151,439
Total net assets	100.00%			$291,863,522

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,285,787	$113,673,818	$(122,742,482)	$0	$0	$2,217,123	2,217,123	$176,898
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	2,080,069	51,582,023	(53,661,798)	(294)	0	0	0	160,284 [1]
				$(294)	$0	$2,217,123		$337,182

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 19

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $302,014,743)	$285,494,960
Investments in affiliated securities, at value (cost $2,217,123)	2,217,123
Cash	151
Receivable for interest	4,531,835
Receivable for investments sold	1,853,279
Receivable for Fund shares sold	54,832
Prepaid expenses and other assets	78,491
Total assets	294,230,671
Liabilities
Payable for investments purchased	1,545,447
Payable for Fund shares redeemed	474,857
Management fee payable	102,983
Dividends payable	99,667
Administration fees payable	30,400
Trustees’ fees and expenses payable	4,621
Distribution fee payable	1,101
Accrued expenses and other liabilities	108,073
Total liabilities	2,367,149
Total net assets	$291,863,522
Net assets consist of
Paid-in capital	$379,832,707
Total distributable loss	(87,969,185)
Total net assets	$291,863,522
Computation of net asset value and offering price per share
Net assets–Class A	$175,674,359
Shares outstanding–Class A1	59,799,027
Net asset value per share–Class A	$2.94
Maximum offering price per share – Class A2	$3.08
Net assets–Class C	$1,742,975
Shares outstanding–Class C1	591,571
Net asset value per share–Class C	$2.95
Net assets–Administrator Class	$14,164,816
Shares outstanding–Administrator Class[1]	4,815,524
Net asset value per share–Administrator Class	$2.94
Net assets–Institutional Class	$100,281,372
Shares outstanding–Institutional Class[1]	34,088,981
Net asset value per share–Institutional Class	$2.94
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
20 | Allspring High Yield Bond Fund

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$20,929,657
Income from affiliated securities	275,338
Dividends	18,819
Total investment income	21,223,814
Expenses
Management fee	1,653,650
Administration fees
Class A	282,156
Class C	3,049
Administrator Class	13,485
Institutional Class	85,611
Shareholder servicing fees
Class A	444,974
Class C	4,797
Administrator Class	33,648
Distribution fee
Class C	14,391
Custody and accounting fees	24,611
Professional fees	76,559
Registration fees	32,467
Shareholder report expenses	53,073
Trustees’ fees and expenses	28,527
Other fees and expenses	6,295
Total expenses	2,757,293
Less: Fee waivers and/or expense reimbursements
Fund-level	(306,984)
Class A	(2,568)
Administrator Class	(9,964)
Institutional Class	(78,447)
Net expenses	2,359,330
Net investment income	18,864,484
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(16,719,270)
Affiliated securities	(294)
Net realized losses on investments	(16,719,564)
Net change in unrealized gains (losses) on investments	19,539,865
Net realized and unrealized gains (losses) on investments	2,820,301
Net increase in net assets resulting from operations	$21,684,785
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$18,864,484		$14,605,041
Net realized losses on investments		(16,719,564)		(8,111,652)
Net change in unrealized gains (losses) on investments		19,539,865		(50,715,580)
Net increase (decrease) in net assets resulting from operations		21,684,785		(44,222,191)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(11,129,654)		(8,681,745)
Class C		(104,729)		(104,228)
Administrator Class		(859,200)		(681,298)
Institutional Class		(7,102,278)		(5,359,209)
Total distributions to shareholders		(19,195,861)		(14,826,480)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,078,328	6,040,894	2,258,343	7,258,246
Class C	48,015	140,508	26,839	85,400
Administrator Class	717,656	2,101,807	126,614	418,863
Institutional Class	14,027,526	40,177,740	18,518,205	60,159,788
		48,460,949		67,922,297
Reinvestment of distributions
Class A	3,496,017	10,174,721	2,509,753	7,928,405
Class C	35,917	104,718	32,772	104,172
Administrator Class	275,686	803,194	201,763	638,979
Institutional Class	2,400,931	6,995,628	1,659,213	5,256,201
		18,078,261		13,927,757
Payment for shares redeemed
Class A	(9,707,582)	(28,202,430)	(9,975,519)	(32,130,537)
Class C	(307,246)	(895,417)	(434,843)	(1,408,617)
Administrator Class	(985,757)	(2,872,253)	(817,280)	(2,640,902)
Institutional Class	(16,213,778)	(47,131,304)	(21,193,164)	(66,599,574)
		(79,101,404)		(102,779,630)
Net decrease in net assets resulting from capital share transactions		(12,562,194)		(20,929,576)
Total decrease in net assets		(10,073,270)		(79,978,247)
Net assets
Beginning of period		301,936,792		381,915,039
End of period		$291,863,522		$301,936,792
The accompanying notes are an integral part of these financial statements.
22 | Allspring High Yield Bond Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.92	$3.45	$3.33	$3.29	$3.28
Net investment income	0.18 [1]	0.13	0.11	0.13	0.14
Payment from affiliate	0.00	0.00	0.00	0.00 [2]	0.00
Net realized and unrealized gains (losses) on investments	0.02	(0.53)	0.12	0.04	0.01
Total from investment operations	0.20	(0.40)	0.23	0.17	0.15
Distributions to shareholders from
Net investment income	(0.18)	(0.13)	(0.11)	(0.13)	(0.14)
Net asset value, end of period	$2.94	$2.92	$3.45	$3.33	$3.29
Total return[3]	7.17%	(11.76)%	7.07%	5.31%[4]	4.79%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.01%	1.01%	1.04%	1.04%
Net expenses	0.93%	0.92%	0.92%	0.93%	0.93%
Net investment income	6.13%	4.08%	3.29%	4.01%	4.36%
Supplemental data
Portfolio turnover rate	53%	138%	49%	34%	26%
Net assets, end of period (000s omitted)	$175,674	$186,532	$238,817	$251,410	$273,553

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.93	$3.46	$3.34	$3.29	$3.28
Net investment income	0.16 [1]	0.11 [1]	0.09 [1]	0.11 [1]	0.12 [1]
Payment from affiliate	0.00	0.00	0.00	0.01	0.00
Net realized and unrealized gains (losses) on investments	0.02	(0.53)	0.12	0.03	0.01
Total from investment operations	0.18	(0.42)	0.21	0.15	0.13
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	(0.09)	(0.10)	(0.12)
Net asset value, end of period	$2.95	$2.93	$3.46	$3.34	$3.29
Total return[2]	6.37%	(12.39)%	6.25%	4.83%[3]	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.76%	1.76%	1.79%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income	5.35%	3.26%	2.57%	3.25%	3.64%
Supplemental data
Portfolio turnover rate	53%	138%	49%	34%	26%
Net assets, end of period (000s omitted)	$1,743	$2,384	$4,123	$8,265	$12,220

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had a 0.31% impact on the total return.
The accompanying notes are an integral part of these financial statements.
24 | Allspring High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.92	$3.46	$3.34	$3.29	$3.29
Net investment income	0.18 [1]	0.14	0.12 [1]	0.13	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.03	(0.54)	0.12	0.05	0.00
Total from investment operations	0.21	(0.40)	0.24	0.18	0.15
Distributions to shareholders from
Net investment income	(0.19)	(0.14)	(0.12)	(0.13)	(0.15)
Net asset value, end of period	$2.94	$2.92	$3.46	$3.34	$3.29
Total return	7.30%	(11.91)%	7.20%	5.76%	4.60%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.95%	0.95%	0.99%	0.98%
Net expenses	0.80%	0.80%	0.79%	0.79%	0.80%
Net investment income	6.26%	4.20%	3.42%	4.14%	4.48%
Supplemental data
Portfolio turnover rate	53%	138%	49%	34%	26%
Net assets, end of period (000s omitted)	$14,165	$14,045	$18,317	$21,185	$24,667

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring High Yield Bond Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$2.92	$3.46	$3.34	$3.29	$3.28
Net investment income	0.19 [1]	0.14	0.12	0.14	0.15
Net realized and unrealized gains (losses) on investments	0.02	(0.54)	0.13	0.05	0.01
Total from investment operations	0.21	(0.40)	0.25	0.19	0.16
Distributions to shareholders from
Net investment income	(0.19)	(0.14)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$2.94	$2.92	$3.46	$3.34	$3.29
Total return	7.59%	(11.68)%	7.48%	6.04%	5.20%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.68%	0.69%	0.71%	0.71%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	6.53%	4.50%	3.66%	4.39%	4.75%
Supplemental data
Portfolio turnover rate	53%	138%	49%	34%	26%
Net assets, end of period (000s omitted)	$100,281	$98,975	$120,658	$73,568	$75,877

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring High Yield Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued the methods discussed above are valued at their fair value, as determined in good faith by Allspring FundsManagement, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the
Allspring High Yield Bond Fund | 27

Notes to financial statements
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $304,504,078 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,944,074
Gross unrealized losses	(18,736,069)
Net unrealized losses	$(16,791,995)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $35,845,406 in short-term capital losses and $35,504,293 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
28 | Allspring High Yield Bond Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$555,890	$0	$0	$555,890
Corporate bonds and notes	0	234,345,219	0	234,345,219
Loans	0	17,642,410	0	17,642,410
Yankee corporate bonds and notes	0	32,951,441	0	32,951,441
Short-term investments
Investment companies	2,217,123	0	0	2,217,123
Total assets	$2,773,013	$284,939,070	$0	$287,712,083
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Portfolio did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Allspring High Yield Bond Fund | 29

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  (December 31, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.92%
Class C	1.67
Administrator Class	0.80
Institutional Class	0.53
Prior to June 30, 2023, the Fund’s expenses were capped at  0.93% for Class A shares and 1.68% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $844 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2023 were $155,831,530 and $157,543,435, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $19,195,861 and $14,826,480 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
30 | Allspring High Yield Bond Fund

Notes to financial statements
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$294,046	$(16,791,995)	$(71,349,699)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring High Yield Bond Fund | 31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring High Yield Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
32 | Allspring High Yield Bond Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $14,412,635 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring High Yield Bond Fund | 33

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

34 | Allspring High Yield Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring High Yield Bond Fund | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring High Yield Bond Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring High Yield Bond (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
 The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”).

Allspring High Yield Bond Fund | 37

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the ten-year period under review and lower than the average investment performance of the Universe for all other periods under review. The Board also noted that the investment performance of the Fund was in range of the investment performance of its benchmark index, the ICE BofA U.S. High Yield Constrained Index, for the one-year period under review and lower than its benchmark index for all other periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

38 | Allspring High Yield Bond Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring High Yield Bond Fund | 39

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40 | Allspring High Yield Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-xvs47g93 10-23
AR4323 08-23

Allspring Short Duration Government Bond Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Short Duration Government Bond Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short Duration Government Bond Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Short Duration Government Bond Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Short Duration Government Bond Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Short Duration Government Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Short Duration Government Bond Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA, Jarad Vasquez

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (MSDAX)	3-11-1996	-1.99	-0.21	0.13	0.02	0.19	0.33	0.78	0.77
Class C (MSDCX)	5-31-2002	-1.84	-0.58	-0.28	-0.84	-0.58	-0.28	1.53	1.52
Class R6 (MSDRX)	11-30-2012	–	–	–	0.43	0.59	0.74	0.41	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	0.20	0.37	0.52	0.73	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	0.27	0.53	0.69	0.46	0.42
Bloomberg U.S. 1-3 Year Government Bond Index[3]	–	–	–	–	1.29	1.02	0.83	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023 (December 31, 2024 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.77% for Class A, 1.52% for Class C, 0.37% for Class R6, 0.60% for Administrator Class and
0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Bloomberg U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage-and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Short Duration Government Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Short Duration Government Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Bloomberg U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2023.
•An overweight to the mortgage-backed securities (MBS) and asset-backed securities (ABS) sectors weighed on returns during this 12-month period, as MBS technical conditions weighed on spreads.
•Security selection within agency hybrid adjustable-rate mortgages (ARMs) detracted, as shorter-duration MBS underperformed the overall market due to weakness on the front end of the yield curve.
•Within ABS, our positions in prime and non-prime auto ABS, cell phone device payment ABS, non-qualified (non-QM) residential MBS, and credit card ABS added to returns.
•The negative convexity—a reaction to rising interest rates that is particular to the MBS market—associated with our agency MBS positions detracted versus the Treasury and agency benchmark.
Economic growth could be peaking.
The U.S. economy is extending its recent run of above-trend growth into the third quarter, though growth now seems to be peaking with downside risks escalating. Recent economic data suggests there’s ongoing strength in consumer spending, especially in services categories and autos, private inventories, and government spending, with contributions to growth also provided by net exports. Manufacturing surveys indicate that an orderly and ongoing decline in activity continues, demonstrated in contracting new orders and low order backlogs, albeit in an environment of low customer inventories. Services surveys have remained surprisingly strong as real estate, food, accommodation, recreation, and government services remain robust, with demand for commodities and trade-related services slowing.
Measures of inflation finally seem to be normalizing, though it’s still too early to declare victory on the battle against inflation. In July, the Federal Reserve’s (Fed’s) preferred inflation measure, the Core Personal Consumption Expenditures Price Index (PCE)* deflator, came in at 0.2%, the second good monthly figure after a long string of overruns. Nonetheless, the year-over-year figure worsened to 4.2%, attributed to a tougher comparable. While annual core PCE has improved from the recent 4.6% high water mark, it remains well above the Fed’s flexible 2% target. An anticipated relief in goods prices is now seen, with prices for new and used motor vehicles, furniture, and recreational goods finally flattening or even declining. Some of the more persistent non-durable categories, such as food service and apparel, have also shown signs of flattening out. Nonetheless, shelter costs continue to contribute to inflation, as it could take more time for the series to reflect the full extent of historical increases in new rents and interest costs amid a scarcity for housing, with many real estate investment trusts reporting stronger-than-expected rents in the first half of the year.
Portfolio positioning continues to be driven by our bottom-up research and selection.
We ended the year with roughly 20% of the portfolio in agency collateralized mortgage obligations (CMOs), 7% in high-quality ABS and commercial mortgage-backed securities (CMBS), 16% in agency-mortgage pass-through securities (MBS), 44% in hybrid adjustable-rate mortgages (ARMs), 3% in non-agency residential MBS (non-QM), and the remainder in U.S. Treasury and agency debt. We remain overweight the MBS, ABS, and CMBS sectors and underweight the agency and U.S. Treasury sectors.

Ten largest holdings (%) as of August 31, 2023[1]
FHLMC, 2.87%, 5-1-2049	8.98
FHLMC, 4.36%, 2-1-2046	8.77
FNMA, 3.45%, 7-1-2049	8.27
FNMA, 6.00%, 9-14-2053	4.16
FHLMC, 6.62%, 6-1-2043	4.05
U.S. Treasury Notes, 0.13%, 1-15-2024	3.21
FNMA, 3.00%, 5-25-2035	3.06
FNMA, 2.50%, 8-1-2031	3.05
U.S. Treasury Notes, 4.38%, 8-15-2026	2.48
U.S. Treasury Notes, 5.00%, 8-31-2025	2.30

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Nongovernment exposure declined to less than 10% during the period, as we reduced our positioning in ABS.
Throughout the year and driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to 2-year risk versus the benchmark.
*
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.

8 | Allspring Short Duration Government Bond Fund

Performance highlights (unaudited)
We increased exposure to agency mortgages by adding seasoned hybrid ARMs and floating-rate CMOs.
In agency mortgages, we increased exposure to agency ARMs and floating-rate CMOs. We added deeply seasoned 10/1 ARMs (ARMs that have a fixed rate for 10 years before readjusting their rate annually) with less than a year until the first reset in an out-of-competition situation. ARM origination has trended higher in recent months, giving rise to an attractive short-duration MBS opportunity set for the strategy, as other MBS opportunities have extended in duration. Because these will soon be biannually resetting coupons, these securities possess very minimal duration and convexity (the bonds’ price sensitivity to interest rate movements), making them a great fit for the strategy. In CMOs, we added several super-seasoned floaters with high cap structures at attractive spreads, as there was a forced seller of the security toward year-end. In pools, we added short-remaining-maturity, discount, low-coupon pools having favorable turnover qualities.

Portfolio composition as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Our outlook remains cautiously optimistic.
Policymakers continue to be surprised by recent developments that have included persistently higher-than-expected, albeit decelerating, inflation; resilient growth; and the emergence of financial stability risks spilling over from monetary tightening. The Fed raised its policy rate by 25 basis points (bps; 100 bps equal 1.00%) in July after keeping rates unchanged in June. The policy rate of 5.5% is now in a restrictive stance, well above the assumed neutral rate of 2.5%.
Policymakers remain concerned that rates might not be sufficiently restrictive to bring inflation down in a sustainable manner while they carefully assess the impact of prior rate hikes. As such, policymakers seem inclined to maintain a tightening bias at future meetings while being highly dependent on incoming data. The Fed continues to reduce Treasury holdings by up to $60 billion per month and mortgage holdings by $35 billion per month to move toward normalization of the balance sheet. Expansion of lending facilities to banks, such as in the Bank Term Funding Program, are viewed as temporary liquidity supports, and uptake seems to be waning as banks undertake “self-help” adjustments to their business models and position for higher capital requirements over the next few years.
Congress’ recent implementation of discretionary spending caps indicates that additional fiscal spending seems largely off the table for now given the need to focus on deficit and debt sustainability. Developed market central banks could still have further scope for interest rate hikes as they catch up to tightening in the U.S., and several emerging market central banks seem to be struggling with an anticipated pivot to rate cuts given the international climate, despite their already more aggressive hiking campaigns and better local outlook for inflation.
Financial markets have been buoyed by improvement in incoming economic data and limited spillovers from banks. However, caution remains warranted given concerns around ongoing inflation risks, peaking growth, and the government’s fiscal outlook. For investors, valuations on higher-quality assets are more attractive following policy tightening, yet careful calibration and portfolio construction could be needed—especially if the economy approaches a turning point on growth or inflation.
We aim to remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

Allspring Short Duration Government Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,011.05	$3.95	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class C
Actual	$1,000.00	$1,006.11	$7.74	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$1,013.15	$1.88	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$1,011.96	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,011.73	$2.13	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Short Duration Government Bond Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 79.91%
FHLMC STRIPS Series 317 Class F3 (30 Day Average U.S. SOFR+0.63%)±	5.82%	11-15-2043	$3,560,922	$3,441,128
FHLMC (12 Month LIBOR+1.62%)±	4.36	2-1-2046	19,000,096	19,024,259
FHLMC (12 Month LIBOR+1.62%)±	4.40	8-1-2046	4,844,801	4,842,379
FHLMC (12 Month LIBOR+1.62%)±	6.04	10-1-2043	4,444,606	4,466,073
FHLMC (12 Month LIBOR+1.63%)±	4.67	10-1-2043	4,653,418	4,695,575
FHLMC (12 Month LIBOR+1.64%)±	2.87	5-1-2049	19,944,530	19,470,760
FHLMC (12 Month LIBOR+1.66%)±	6.76	9-1-2045	3,642,505	3,662,496
FHLMC (12 Month LIBOR+1.67%)±	6.62	6-1-2043	8,751,166	8,778,150
FHLMC (12 Month LIBOR+1.85%)±	4.45	5-1-2042	512,620	516,170
FHLMC (30 Day Average U.S. SOFR+2.13%)±	4.21	6-1-2052	4,545,034	4,272,054
FHLMC Series 3632 Class PK	5.00	2-15-2040	1,115,447	1,091,802
FHLMC Series 4683 Class EA	2.50	5-15-2047	5,350,536	4,930,560
FHLMC Series 5335 Class FB (30 Day Average U.S. SOFR+0.81%)±	6.00	10-15-2039	2,171,000	2,171,810
FNMA	2.50	8-1-2031	6,945,592	6,621,422
FNMA	3.00	8-1-2036	2,910,642	2,714,186
FNMA	3.00	11-1-2039	3,880,454	3,595,478
FNMA	3.50	7-1-2043	2,085,233	1,947,159
FNMA	4.00	3-1-2031	2,933,007	2,874,738
FNMA	4.00	2-1-2034	1,948,665	1,871,410
FNMA	4.00	6-1-2038	4,484,466	4,307,388
FNMA	5.00	10-1-2040	586,028	585,629
FNMA%%	6.00	9-14-2053	9,000,000	9,023,555
FNMA (1 Year Treasury Constant Maturity+2.05%)±	3.94	3-1-2049	2,348,781	2,280,040
FNMA (12 Month LIBOR+1.57%)±	6.19	9-1-2045	440,520	444,353
FNMA (12 Month LIBOR+1.58%)±	4.37	6-1-2045	499,799	502,380
FNMA (12 Month LIBOR+1.58%)±	4.67	1-1-2046	593,606	596,190
FNMA (12 Month LIBOR+1.58%)±	7.05	2-1-2046	438,010	445,372
FNMA (12 Month LIBOR+1.59%)±	5.22	5-1-2047	1,147,073	1,161,845
FNMA (12 Month LIBOR+1.61%)±	3.45	7-1-2049	19,027,335	17,938,457
FNMA (12 Month LIBOR+1.61%)±	6.25	9-1-2043	1,885,477	1,891,962
FNMA (12 Month LIBOR+1.69%)±	6.06	11-1-2042	462,050	466,040
FNMA Series 2008-7 Class FA (30 Day Average U.S. SOFR+0.56%)±	5.85	2-25-2038	314,443	311,641
FNMA Series 2012-115 Class DF (30 Day Average U.S. SOFR+0.51%)±	5.80	10-25-2042	3,024,397	2,911,718
FNMA Series 2013-130 Class FD (30 Day Average U.S. SOFR+0.51%)±	5.80	1-25-2044	1,343,881	1,312,762
FNMA Series 2014-74 Class FC (30 Day Average U.S. SOFR+0.51%)±	5.80	11-25-2044	1,056,784	1,020,793
FNMA Series 2016-27 Class EH	3.00	5-25-2035	7,021,336	6,627,820
FNMA Series 2017-112 Class FC (30 Day Average U.S. SOFR+0.46%)±	5.75	1-25-2048	1,052,901	1,001,949
FNMA Series 2019-33 Class FN (30 Day Average U.S. SOFR+0.51%)±	5.80	7-25-2049	3,260,562	3,151,667
FNMA Series 2019-35 Class FA (30 Day Average U.S. SOFR+0.51%)±	5.80	7-25-2049	1,299,173	1,254,990
FNMA Series 2019-50 Class FA (30 Day Average U.S. SOFR+0.56%)±	5.85	9-25-2049	3,739,277	3,618,673
FNMA Series 2023-38 Class FC (30 Day Average U.S. SOFR+0.66%)±	5.95	6-25-2040	2,171,000	2,146,031
FNMA Series 2023-38 Class FD (30 Day Average U.S. SOFR+0.86%)‡±	6.15	10-25-2039	4,179,000	4,176,388
GNMA	4.50	6-20-2048	1,307,013	1,262,305
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA Series 2010-167 Class FL (U.S. SOFR 1 Month+0.46%)±	5.78%	12-20-2040	$1,620,607	$1,587,514
GNMA Series 2019-125 Class DF (U.S. SOFR 1 Month+0.56%)±	5.88	10-20-2049	2,431,278	2,339,259
Total agency securities (Cost $178,913,827)				173,354,330
Asset-backed securities: 4.73%
Enterprise Fleet Financing LLC Series 2023-1 Class A3144A	5.42	10-22-2029	1,797,000	1,783,714
GM Financial Automobile Leasing Trust Series 2023-1 Class A4	5.16	1-20-2027	1,667,000	1,654,482
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1144A	5.34	6-15-2028	1,508,000	1,506,238
Navient Private Education Refinance Loan Trust Series 2020-GA Class A144A	1.17	9-16-2069	1,140,715	1,014,110
Nelnet Student Loan Trust Series 2004-4 Class A5 (90 Day Average U.S. SOFR+0.42%)±	5.48	1-25-2037	1,405,202	1,384,624
SLC Student Loan Trust Series 2010-1 Class A (90 Day Average U.S. SOFR+1.14%)±	6.30	11-25-2042	333,287	331,122
SMB Private Education Loan Trust Series 2016-B Class A2B (U.S. SOFR 1 Month+1.56%)144A±	6.87	2-17-2032	395,588	395,696
SoFi Professional Loan Program LLC Series 2020-C Class AFX144A	1.95	2-15-2046	588,190	527,048
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54	7-15-2029	1,652,000	1,659,392
Total asset-backed securities (Cost $10,495,514)				10,256,426
Non-agency mortgage-backed securities: 4.24%
Angel Oak Mortgage Trust Series 2020-5 Class A1144A±±	1.37	5-25-2065	544,219	498,906
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1144A	2.88	7-25-2049	478,636	445,198
BX Commercial Mortgage Trust Series 2021-VOLT Class A (U.S. SOFR 1 Month+0.81%)144A±	6.12	9-15-2036	2,545,000	2,476,327
BX Commercial Mortgage Trust Series 2021-XL2 Class A (U.S. SOFR 1 Month+0.80%)144A±	6.11	10-15-2038	935,970	913,360
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class AAB	3.37	10-10-2047	122,280	119,994
NewRez Warehouse Securitization Trust Series 2021-1 Class A (U.S. SOFR 1 Month+0.86%)144A±	6.18	5-25-2055	3,495,267	3,478,333
Verus Securitization Trust Series 2019-4 Class A1144A	2.64	11-25-2059	163,758	156,008
Verus Securitization Trust Series 2019-INV3 Class A1144A±±	2.69	11-25-2059	331,044	317,273
Verus Securitization Trust Series 2021-3 Class A1144A±±	1.05	6-25-2066	946,564	792,963
Verus Securitization Trust Series 2021-4 Class A1144A±±	0.94	7-25-2066	72	56
Total non-agency mortgage-backed securities (Cost $9,560,149)				9,198,418
U.S. Treasury securities: 12.83%
U.S. Treasury Notes##	0.13	1-15-2024	7,100,000	6,964,102
U.S. Treasury Notes	3.75	4-15-2026	3,919,000	3,834,344
U.S. Treasury Notes	3.88	1-15-2026	3,781,000	3,709,515
U.S. Treasury Notes	4.25	10-15-2025	2,952,000	2,918,905
U.S. Treasury Notes	4.38	8-15-2026	5,408,000	5,383,495
U.S. Treasury Notes	4.50	11-30-2024	18,000	17,838
U.S. Treasury Notes	5.00	8-31-2025	4,978,000	4,992,195
Total U.S. Treasury securities (Cost $27,873,421)				27,820,394
The accompanying notes are an integral part of these financial statements.
12 | Allspring Short Duration Government Bond Fund

Portfolio of investments—August 31, 2023

		Yield	Shares	Value
Short-term investments: 2.13%
Investment companies: 2.13%
Allspring Government Money Market Fund Select Class♠∞##		5.26%	4,619,516	$4,619,516
Total short-term investments (Cost $4,619,516)				4,619,516
Total investments in securities (Cost $231,462,427)	103.84%			225,249,084
Other assets and liabilities, net	(3.84)			(8,325,097)
Total net assets	100.00%			$216,923,987

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
‡	Security is valued using significant unobservable inputs.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated as collateral for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,265,106	$246,305,396	$(250,950,986)	$0	$0	$4,619,516	4,619,516	$352,250
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	535	12-29-2023	$108,743,722	$109,035,508	$291,786	$0
Short
Ultra 10-Year U.S. Treasury Notes	(54)	12-19-2023	(6,203,703)	(6,269,906)	0	(66,203)
5-Year U.S. Treasury Notes	(232)	12-29-2023	(24,638,754)	(24,805,875)	0	(167,121)
					$291,786	$(233,324)
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 13

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $226,842,911)	$220,629,568
Investments in affiliated securities, at value (cost $4,619,516)	4,619,516
Cash	17
Cash at broker segregated for futures contracts	1,174,000
Principal paydown receivable	2,775,296
Receivable for investments sold	2,469,360
Receivable for interest	985,514
Receivable for Fund shares sold	52,221
Receivable for daily variation margin on open futures contracts	26,627
Prepaid expenses and other assets	92,620
Total assets	232,824,739
Liabilities
Payable for when-issued transactions	9,065,555
Payable for investments purchased	6,240,259
Payable for Fund shares redeemed	318,293
Dividends payable	152,069
Management fee payable	41,094
Payable for daily variation margin on open futures contracts	40,687
Administration fees payable	15,070
Trustees’ fees and expenses payable	1,237
Distribution fee payable	968
Accrued expenses and other liabilities	25,520
Total liabilities	15,900,752
Total net assets	$216,923,987
Net assets consist of
Paid-in capital	$350,275,398
Total distributable loss	(133,351,411)
Total net assets	$216,923,987
The accompanying notes are an integral part of these financial statements.
14 | Allspring Short Duration Government Bond Fund

Statement of assets and liabilities—August 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$23,260,263
Shares outstanding–Class A1	2,649,603
Net asset value per share–Class A	$8.78
Maximum offering price per share – Class A2	$8.96
Net assets–Class C	$1,462,755
Shares outstanding–Class C1	166,367
Net asset value per share–Class C	$8.79
Net assets–Class R6	$36,154,812
Shares outstanding–Class R6[1]	4,104,303
Net asset value per share–Class R6	$8.81
Net assets–Administrator Class	$18,631,614
Shares outstanding–Administrator Class[1]	2,118,179
Net asset value per share–Administrator Class	$8.80
Net assets–Institutional Class	$137,414,543
Shares outstanding–Institutional Class[1]	15,631,226
Net asset value per share–Institutional Class	$8.79
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 15

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$10,821,307
Income from affiliated securities	352,250
Total investment income	11,173,557
Expenses
Management fee	1,203,555
Administration fees
Class A	42,484
Class C	3,295
Class R6	11,882
Administrator Class	22,267
Institutional Class	202,490
Shareholder servicing fees
Class A	67,024
Class C	5,182
Administrator Class	55,276
Distribution fee
Class C	15,548
Custody and accounting fees	27,937
Professional fees	73,288
Registration fees	57,462
Shareholder report expenses	24,726
Trustees’ fees and expenses	25,700
Other fees and expenses	14,582
Total expenses	1,852,698
Less: Fee waivers and/or expense reimbursements
Fund-level	(171,325)
Class A	(59)
Class R6	(11,279)
Administrator Class	(25,641)
Institutional Class	(61,681)
Net expenses	1,582,713
Net investment income	9,590,844
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(15,910,220)
Futures contracts	(4,056,225)
Net realized losses on investments	(19,966,445)
Net change in unrealized gains (losses) on
Unaffiliated securities	9,662,927
Futures contracts	129,408
Net change in unrealized gains (losses) on investments	9,792,335
Net realized and unrealized gains (losses) on investments	(10,174,110)
Net decrease in net assets resulting from operations	$(583,266)
The accompanying notes are an integral part of these financial statements.
16 | Allspring Short Duration Government Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$9,590,844		$4,606,625
Net realized losses on investments		(19,966,445)		(20,233,978)
Net change in unrealized gains (losses) on investments		9,792,335		(18,519,705)
Net decrease in net assets resulting from operations		(583,266)		(34,147,058)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(776,407)		(598,430)
Class C		(44,066)		(17,988)
Class R6		(1,313,290)		(758,267)
Administrator Class		(678,320)		(434,404)
Institutional Class		(8,064,585)		(7,869,553)
Total distributions to shareholders		(10,876,668)		(9,678,642)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	103,898	921,903	170,022	1,592,587
Class C	6,088	54,117	8,053	74,814
Class R6	410,399	3,651,257	1,230,686	11,586,137
Administrator Class	251,249	2,249,946	378,650	3,509,562
Institutional Class	5,726,191	50,821,066	16,694,832	156,076,726
		57,698,289		172,839,826
Reinvestment of distributions
Class A	84,224	744,518	62,180	581,610
Class C	4,977	44,063	1,944	17,988
Class R6	131,680	1,168,038	76,231	712,095
Administrator Class	75,932	672,494	46,297	432,110
Institutional Class	758,037	6,713,571	745,676	6,981,870
		9,342,684		8,725,673
Payment for shares redeemed
Class A	(946,327)	(8,379,462)	(3,825,387)	(35,919,031)
Class C	(132,017)	(1,173,532)	(233,246)	(2,192,919)
Class R6	(1,192,121)	(10,595,972)	(1,425,467)	(13,557,384)
Administrator Class	(1,214,436)	(10,771,868)	(748,286)	(7,075,499)
Institutional Class	(27,736,964)	(245,586,462)	(39,209,404)	(364,188,674)
		(276,507,296)		(422,933,507)
Net decrease in net assets resulting from capital share transactions		(209,466,323)		(241,368,008)
Total decrease in net assets		(220,926,257)		(285,193,708)
Net assets
Beginning of period		437,850,244		723,043,952
End of period		$216,923,987		$437,850,244
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.04	$9.71	$9.85	$9.73	$9.60
Net investment income	0.22 [1]	0.04 [1]	0.00 [1,2]	0.15	0.21
Net realized and unrealized gains (losses) on investments	(0.22)	(0.59)	(0.04)	0.18	0.16
Total from investment operations	0.00	(0.55)	(0.04)	0.33	0.37
Distributions to shareholders from
Net investment income	(0.26)	(0.12)	(0.10)	(0.21)	(0.24)
Net asset value, end of period	$8.78	$9.04	$9.71	$9.85	$9.73
Total return[3]	0.02%	(5.65)%	(0.45)%	3.41%	3.92%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.79%	0.79%	0.81%	0.81%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	2.53%	0.38%	0.01%	1.32%	2.22%
Supplemental data
Portfolio turnover rate	350%	367%	294%	395%	635%
Net assets, end of period (000s omitted)	$23,260	$30,817	$67,959	$60,425	$29,618

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.06	$9.72	$9.87	$9.75	$9.62
Net investment income (loss)	0.16 [1]	(0.03)[1]	(0.07)[1]	0.07	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.24)	(0.58)	(0.06)	0.18	0.16
Total from investment operations	(0.08)	(0.61)	(0.13)	0.25	0.30
Distributions to shareholders from
Net investment income	(0.19)	(0.05)	(0.02)	(0.13)	(0.17)
Net asset value, end of period	$8.79	$9.06	$9.72	$9.87	$9.75
Total return[2]	(0.84)%	(6.26)%	(1.29)%	2.64%	3.14%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.53%	1.54%	1.56%	1.56%
Net expenses	1.53%	1.52%	1.53%	1.53%	1.53%
Net investment income (loss)	1.75%	(0.34)%	(0.69)%	0.61%	1.49%
Supplemental data
Portfolio turnover rate	350%	367%	294%	395%	635%
Net assets, end of period (000s omitted)	$1,463	$2,602	$4,963	$8,868	$10,032

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.07	$9.74	$9.89	$9.77	$9.64
Net investment income	0.26 [1]	0.09	0.04	0.19	0.25 [1]
Net realized and unrealized gains (losses) on investments	(0.22)	(0.60)	(0.05)	0.18	0.16
Total from investment operations	0.04	(0.51)	(0.01)	0.37	0.41
Distributions to shareholders from
Net investment income	(0.30)	(0.16)	(0.14)	(0.25)	(0.28)
Net asset value, end of period	$8.81	$9.07	$9.74	$9.89	$9.77
Total return	0.43%	(5.24)%	(0.13)%	3.83%	4.34%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.42%	0.41%	0.43%	0.43%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	2.95%	0.93%	0.42%	1.77%	2.62%
Supplemental data
Portfolio turnover rate	350%	367%	294%	395%	635%
Net assets, end of period (000s omitted)	$36,155	$43,142	$47,471	$48,371	$41,987

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.06	$9.73	$9.87	$9.75	$9.62
Net investment income	0.24 [1]	0.06	0.02 [1]	0.16 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(0.22)	(0.59)	(0.05)	0.19	0.16
Total from investment operations	0.02	(0.53)	(0.03)	0.35	0.39
Distributions to shareholders from
Net investment income	(0.28)	(0.14)	(0.11)	(0.23)	(0.26)
Net asset value, end of period	$8.80	$9.06	$9.73	$9.87	$9.75
Total return	0.20%	(5.47)%	(0.26)%	3.60%	4.10%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.73%	0.73%	0.75%	0.75%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.67%	0.68%	0.20%	1.54%	2.41%
Supplemental data
Portfolio turnover rate	350%	367%	294%	395%	635%
Net assets, end of period (000s omitted)	$18,632	$27,229	$32,375	$36,262	$38,816

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Short Duration Government Bond Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.06	$9.72	$9.87	$9.75	$9.62
Net investment income	0.25 [1]	0.07 [1]	0.04 [1]	0.17	0.25
Net realized and unrealized gains (losses) on investments	(0.23)	(0.57)	(0.06)	0.19	0.16
Total from investment operations	0.02	(0.50)	(0.02)	0.36	0.41
Distributions to shareholders from
Net investment income	(0.29)	(0.16)	(0.13)	(0.24)	(0.28)
Net asset value, end of period	$8.79	$9.06	$9.72	$9.87	$9.75
Total return	0.27%	(5.20)%	(0.19)%	3.78%	4.29%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.46%	0.46%	0.48%	0.48%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.81%	0.79%	0.37%	1.72%	2.57%
Supplemental data
Portfolio turnover rate	350%	367%	294%	395%	635%
Net assets, end of period (000s omitted)	$137,415	$334,060	$570,276	$451,715	$445,211

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Short Duration Government Bond Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange ormarket are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to
Allspring Short Duration Government Bond Fund | 23

Notes to financial statements
repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $231,565,136 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$466,313
Gross unrealized losses	(6,723,903)
Net unrealized losses	$(6,257,590)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $60,100,653 in short-term capital losses and $67,228,457 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
24 | Allspring Short Duration Government Bond Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$169,177,942	$4,176,388	$173,354,330
Asset-backed securities	0	10,256,426	0	10,256,426
Non-agency mortgage-backed securities	0	9,198,418	0	9,198,418
U.S. Treasury securities	27,820,394	0	0	27,820,394
Short-term investments
Investment companies	4,619,516	0	0	4,619,516
	32,439,910	188,632,786	4,176,388	225,249,084
Futures contracts	291,786	0	0	291,786
Total assets	$32,731,696	$188,632,786	$4,176,388	$225,540,870
Liabilities
Futures contracts	$233,324	$0	$0	$233,324
Total liabilities	$233,324	$0	$0	$233,324
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance, beginning of period	Net Purchases	Net Sales/ Settlements	Accrued Discounts (Premiums)	Realized Gains (Losses)	Net Change in Unrealized gains (losses)	Transfers into Level 3	Transfers out of Level 3	Balance, end of period
Investments in:
Agency securities	$0	$4,184,387	$0	$0	$0	$(7,999)	$0	$0	$4,176,388

Net Change in Unrealized Gains (Losses) on Investments Held at August 31, 2023
Investments in:
Agency securities	$(7,999)
Allspring Short Duration Government Bond Fund | 25

Notes to financial statements
The agency security in the Level 3 table was valued using an indicative broker quote. The indicative broker quote was considered a Level 3 input. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above. The price of the indicative broker quote for the agency security was consistent with the price observed in a recent transaction.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  (December 31, 2024 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.77%
Class C	1.52
Class R6	0.37
Administrator Class	0.60
Institutional Class	0.42
26 | Allspring Short Duration Government Bond Fund

Notes to financial statements
Prior to June 30, 2023, the Fund’s expenses were capped at 0.78% for Class A shares and 1.53% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $290 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$933,268,247	$268,123,520	$926,826,820	$417,946,939
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $154,964,597 in long futures contracts and $42,705,107 in short futures contracts during the year ended August 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $10,876,668 and $9,678,642 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$387,358	$(6,257,590)	$(127,329,110)
Allspring Short Duration Government Bond Fund | 27

Notes to financial statements
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Short Duration Government Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short Duration Government Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Short Duration Government Bond Fund | 29

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $10,835,564 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 12% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Short Duration Government Bond Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Short Duration Government Bond Fund | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Short Duration Government Bond Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short Duration Government Bond Fund | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Short Duration Government Bond Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the ten-year period under review and lower than the average investment performance of the Universe for all other periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Bloomberg U.S. 1-3 Year Government Bond Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

Allspring Short Duration Government Bond Fund | 35

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Short Duration Government Bond Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Short Duration Government Bond Fund | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-46xo6exb 10-23
AR0932 08-23

Allspring Short-Term Bond Plus Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Short-Term Bond Plus Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term Bond Plus Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Short-Term Bond Plus Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Short-Term Bond Plus Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Short-Term Bond Plus Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Short-Term Bond Plus Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Janet S. Rilling, CFA, CPA, Michael J. Schueller, CFA, Michal Stanczyk, Noah M. Wise, CFA

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SSTVX)	8-31-1999	0.12	1.26	1.20	2.16	1.67	1.40	0.82	0.62
Class C (WFSHX)	3-31-2008	0.38	0.90	0.80	1.38	0.90	0.80	1.57	1.37
Class R6 (SSTYX)[3]	7-31-2018	–	–	–	2.63	1.96	1.70	0.44	0.25
Institutional Class (SSHIX)	8-31-1999	–	–	–	2.45	1.93	1.67	0.49	0.30
Bloomberg U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	1.57	1.21	1.05	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through December 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.61% for Class A, 1.36% for Class C, 0.24% for Class R6 and 0.29% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the
Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated
in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Bloomberg U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Short-Term Bond Plus Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to high-yield securities risk and mortgage-and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Short-Term Bond Plus Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2023.
•The Fund benefited from allocations to out-of-benchmark “plus” sectors during the period. U.S. high yield bonds and floating-rate loans, European high yield, investment-grade corporates, emerging market bonds, and global government bond allocations contributed to performance.
•An underweight to government-related securities and an overweight to corporate bonds contributed, as did our overweight to securitized sectors in lieu of U.S. Treasuries. Within the securitized sector, the largest contributors to performance came from our allocations to asset-backed securities and collateralized loan obligations.
•The primary detractor was the Fund’s allocation to non-agency collateralized mortgage obligations (CMOs), which underperformed as rates rose significantly over the period. Allocations to commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) were close to neutral.
•The Fund began the period with a neutral duration to the benchmark and shifted to a long duration posture throughout the period. However, the magnitude of the exposure was tactically adjusted throughout. This long duration detracted as rates rose throughout the period. However, some of that underperformance was offset by curve positioning, which contributed to performance.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid drawdowns in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well as historically low existing-home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis and remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.
The U.S. labor market remained tight throughout the year as the unemployment rate was unchanged at historical lows and as continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year over year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests that elevated economic uncertainty will continue.

Ten largest holdings (%) as of August 31, 2023[1]
U.S. Treasury Notes, 1.13%, 1-15-2025	6.56
U.S. Treasury Notes, 0.38%, 12-31-2025	6.49
U.S. Treasury Notes, 3.25%, 8-31-2024	3.99
French Republic, 0.75%, 2-25-2028	1.73
U.K. Gilts, 1.63%, 10-22-2028	1.53
GNMA, 6.00%, 9-21-2053	1.08
CPS Auto Receivables Trust, 1.16%, 12-15-2026	0.78
Avis Budget Rental Car Funding AESOP LLC, 3.35%, 9-22-2025	0.73
Anchorage Capital CLO 6 Ltd., 7.42%, 7-15-2030	0.69
CIFC Funding Ltd., 6.57%, 4-18-2031	0.69

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund shifted allocations in response to changing market conditions. We gradually replenished the Fund’s stockpile of higher-liquidity assets in the form of government securities and then used it to take advantage of opportunities as relative values shifted across global fixed income sectors. We gradually increased exposure to short-term U.S. investment-grade credit holdings, particularly after the regional banking crisis prompted
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Short-Term Bond Plus Fund

Performance highlights (unaudited)
spreads to widen, providing more attractive relative values. Within U.S. securitized bonds, the Fund maintained allocations to a diversified subset of asset-backed securities, collateralized loan obligations, and non-agency mortgages along with smaller allocations to CMBS and agency MBS.
We established an allocation to currency-hedged global government bonds early in the period and continued to add to that positioning throughout the year. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a slowly weakening economic environment created an opportunity to build that position.
We modestly exploited wider credit spreads in U.S. high yield bonds following the volatility caused by the regional banking crisis but trimmed those positions as spreads narrowed back down to their tightest levels in a year. We remain patient in adding to high yield because of stretched valuations and slowing growth expectations. European investment-grade and high yield credit remain under pressure from geopolitical risks and the fight against inflation in that market.
Valuations normalized throughout the period as much of the bad news expected in late 2022 never materialized. Within emerging markets, we maintained our allocation to Latin American local-currency government bonds, which benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities.

Portfolio composition as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and non-benchmark, though high-quality, plus exposures. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Short-Term Bond Plus Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,021.07	$3.26	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Class C
Actual	$1,000.00	$1,018.41	$7.07	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Class R6
Actual	$1,000.00	$1,024.14	$1.43	0.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.43	0.28%
Institutional Class
Actual	$1,000.00	$1,022.65	$1.68	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	$1.68	0.33%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 1.66%
FHLMC	4.00%	5-1-2025	$84,480	$83,128
FHLMC Multifamily Structured Pass-Through Certificates Series Q004 Class AFL (12 Month Treasury Average+0.74%)±	5.37	5-25-2044	283,254	283,116
FHLMC Structured Pass-Through Certificates Series T-42 Class A6	9.50	2-25-2042	195,530	213,812
FHLMC Structured Pass-Through Certificates Series T-57 Class 2A1±±	3.81	7-25-2043	46,293	42,514
FHLMC Structured Pass-Through Certificates Series T-59 Class 2A1±±	3.76	10-25-2043	489,496	373,761
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.47	4-1-2038	70,015	70,291
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.25	4-1-2032	10,598	10,479
FHLMC (12 Month LIBOR+1.91%)±	4.16	9-1-2031	1,564	1,542
FHLMC (3 Year Treasury Constant Maturity+2.18%)±	3.58	5-1-2026	1,536	1,513
FHLMC Series 2597 Class AE	5.50	4-15-2033	7,141	7,066
FHLMC Series 3735 Class KL	3.50	10-15-2025	66,493	64,941
FNMA	6.00	3-1-2033	46,824	46,944
FNMA	6.50	8-1-2031	110,169	113,961
FNMA	9.00	11-1-2024	5,263	5,245
FNMA (1 Year Treasury Constant Maturity+1.27%)±	3.40	8-1-2034	48,957	47,805
FNMA (1 Year Treasury Constant Maturity+2.19%)±	4.32	11-1-2031	20,995	20,667
FNMA (1 Year Treasury Constant Maturity+2.27%)±	4.88	8-1-2036	346,852	352,239
FNMA (12 Month LIBOR+1.77%)±	4.83	7-1-2044	233,001	237,127
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	13,167	14,208
FNMA Series 2002-T12 Class A4	9.50	5-25-2042	321,225	331,518
FNMA Series 2003-W11 Class A1±±	5.72	6-25-2033	3,593	3,577
FNMA Series 2003-W6 Class 6A±±	3.96	8-25-2042	240,550	228,685
FNMA Series 2003-W6 Class PT4±±	8.35	10-25-2042	30,476	32,207
FNMA Series 2005-84 Class MB	5.75	10-25-2035	82,030	81,617
FNMA Series 2006-W1 Class 2AF2 (30 Day Average U.S. SOFR+0.30%)±	5.59	2-25-2046	496,125	490,472
FNMA Series 2009-87 Class QC	4.00	8-25-2037	10,365	10,294
FNMA Series 2010-37 Class A1	5.41	5-25-2035	84,162	83,319
FNMA Series 2011-48 Class CN	4.00	6-25-2026	75,272	73,463
GNMA%%	6.00	9-21-2053	6,185,000	6,205,053
GNMA	8.00	12-15-2023	18	18
GNMA Series 2005-27 Class PA	4.50	4-20-2035	19,045	18,543
Total agency securities (Cost $9,643,125)				9,549,125
Asset-backed securities: 19.55%
Anchorage Capital CLO 6 Ltd. Series 2015-6A Class B2RR (U.S. SOFR 3 Month+2.11%)144A±	7.42	7-15-2030	4,000,000	3,976,658
Apex Credit CLO LLC Series 2017-2A Class BR (3 Month LIBOR+1.60%)144A±	7.11	9-20-2029	3,000,000	2,943,143
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	1,573,669	1,388,187
Arm Master Trust LLC Series 2023-T1 Class A144A	6.56	2-17-2025	3,200,000	3,192,540
Auburn CLO Ltd. Series 2017-1A Class A2A (U.S. SOFR 3 Month+1.88%)144A±	7.21	10-20-2030	470,000	467,749
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A Class A144A	3.35%	9-22-2025	$4,330,000	$4,227,689
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A Class B144A	2.68	8-20-2026	2,220,000	2,076,236
BHG Securitization Trust Series 2021-A Class A144A	1.42	11-17-2033	1,231,134	1,148,173
BHG Securitization Trust Series 2021-A Class B144A	2.79	11-17-2033	1,335,000	1,183,753
Black Diamond CLO Ltd. Series 2017-1A Class A1AR (U.S. SOFR 3 Month+1.31%)144A±	6.66	4-24-2029	1,455,191	1,453,392
Bojangles Issuer LLC Series 2020-1A Class A2144A	3.83	10-20-2050	2,191,625	2,002,170
BRAVO Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR+0.75%)144A±	6.04	11-25-2069	1,762,051	1,729,890
Cajun Global LLC Series 2021-1 Class A2144A	3.93	11-20-2051	973,750	853,231
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class CR3 (U.S. SOFR 3 Month+2.26%)144A±	7.59	7-20-2031	3,000,000	2,931,436
CFMT LLC Series 2021-AL1 Class B144A	1.39	9-22-2031	1,023,798	986,522
CIFC Funding Ltd. Series 2017-2A Class CR (U.S. SOFR 3 Month+2.11%)144A±	7.44	4-20-2030	1,250,000	1,219,793
CIFC Funding Ltd. Series 2018-1A Class A (U.S. SOFR 3 Month+1.26%)144A±	6.57	4-18-2031	4,000,000	3,983,980
Commonbond Student Loan Trust Series 2018-BGS Class A1144A	3.56	9-25-2045	701,043	651,931
Contimortgage Home Equity Loan Trust Series 1996-2 Class IOƒ±±¤	0.00	7-15-2027	359,338	4,758
CPS Auto Receivables Trust Series 2020-A Class D144A	2.90	12-15-2025	132,026	131,816
CPS Auto Receivables Trust Series 2021-A Class D144A	1.16	12-15-2026	4,645,000	4,495,516
Domino’s Pizza Master Issuer LLC Series 2015-1A Class A2II144A	4.47	10-25-2045	3,077,250	2,947,707
Drive Auto Receivables Trust Series 2019-3 Class D	3.18	10-15-2026	1,305,765	1,301,324
Dryden 72 CLO Ltd. Series 2019-72A Class CR (U.S. SOFR 3 Month+2.11%)144A±	7.48	5-15-2032	1,000,000	963,102
DT Auto Owner Trust Series 2020-2A Class C144A	3.28	3-16-2026	529,683	526,839
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (U.S. SOFR 1 Month+1.24%)±	6.55	9-25-2033	107,338	104,328
Exeter Automobile Receivables Trust Series 2021-3A Class C	0.96	10-15-2026	1,800,000	1,740,303
FirstKey Homes Trust Series 2021-SFR1 Class C144A	1.89	8-17-2038	1,835,000	1,603,872
FirstKey Homes Trust Series 2021-SFR2 Class B144A	1.61	9-17-2038	2,235,000	1,953,575
FS Rialto Issuer Ltd. Series 2021-FL3 Class B (U.S. SOFR 1 Month+1.91%)144A±	7.23	11-16-2036	2,000,000	1,900,714
Gracie Point International Funding Series 2021-1A Class B (1 Month LIBOR+1.40%)144A±	6.83	11-1-2023	1,500,000	1,499,715
Gracie Point International Funding Series 2022-1A Class B (30 Day Average U.S. SOFR+2.75%)144A±	8.06	4-1-2024	1,595,000	1,602,867
Hertz Vehicle Financing LLC Series 2021-1A Class A144A	1.21	12-26-2025	2,325,000	2,200,759
HGI CRE CLO Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.16%)144A±	6.48	6-16-2036	1,126,370	1,104,308
HGI CRE CLO Ltd. Series 2021-FL2 Class C (1 Month LIBOR+1.80%)144A±	7.23	9-17-2036	1,000,000	954,126
Jonah Energy Abs I LLC Series 2022-1 Class A1144A	7.20	12-10-2037	2,437,685	2,386,631
JPMorgan Chase Bank NA - CACLN Series 2020-1 Class B144A	0.99	1-25-2028	31,233	31,116
The accompanying notes are an integral part of these financial statements.
12 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Madison Park Funding XX Ltd. Series 2016-20A Class BR (U.S. SOFR 3 Month+1.81%)144A±	7.17%	7-27-2030	$1,570,000	$1,554,841
Marlette Funding Trust Series 2021-2A Class B144A	1.06	9-15-2031	1,142,415	1,130,221
MF1 Ltd. Series 2022-FL8 Class A (U.S. SOFR 1 Month+1.35%)144A±	6.66	2-19-2037	3,800,000	3,728,750
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5 Class A (U.S. SOFR 1 Month+0.96%)144A±	6.28	7-15-2036	912,251	896,287
Navient Private Education Refinance Loan Trust Series 2021-EA Class A144A	0.97	12-16-2069	2,104,819	1,771,728
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A2R (U.S. SOFR 3 Month+1.71%)144A±	7.04	3-17-2030	2,190,000	2,164,342
Octane Receivables Trust Series 2020-1A Class A144A	1.71	2-20-2025	1,747	1,745
Octane Receivables Trust Series 2021-1A Class A144A	0.93	3-22-2027	333,983	326,497
Octane Receivables Trust Series 2022-2A Class A144A	5.11	2-22-2028	1,078,531	1,067,855
Octane Receivables Trust Series 2023-1A Class A144A	5.87	5-21-2029	605,435	603,136
Octane Receivables Trust Series 2023-1A Class B144A	5.96	7-20-2029	645,000	638,061
OnDeck Asset Securitization Trust LLC Series 2021-1A Class A144A	1.59	5-17-2027	2,855,000	2,731,436
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A144A	1.22	1-16-2029	1,265,706	1,219,679
Pagaya AI Debt Selection Trust Series 2023-1 Class A144A	7.56	7-15-2030	2,633,139	2,640,052
PFS Financing Corp. Series 2021-A Class A144A	0.71	4-15-2026	2,010,000	1,944,450
PFS Financing Corp. Series 2021-A Class B144A	0.96	4-15-2026	1,000,000	964,757
Prodigy Finance CM2021-1 DAC Series 2021-1A Class A (U.S. SOFR 1 Month+1.36%)144A±	6.68	7-25-2051	1,304,730	1,288,390
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	595,255	592,975
Service Experts Issuer LLC Series 2021-1A Class A144A	2.67	2-2-2032	1,862,962	1,699,364
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%)144A±	6.22	12-17-2068	1,917,658	1,901,303
SLM Student Loan Trust Series 2012-3 Class A (30 Day Average U.S. SOFR+0.76%)±	6.05	12-27-2038	1,129,472	1,100,987
SLM Student Loan Trust Series 2013-1 Class A3 (30 Day Average U.S. SOFR+0.66%)±	5.95	5-26-2055	578,751	562,010
Sound Point CLO Ltd. Series 2015-1RA Class BR (U.S. SOFR 3 Month+1.81%)144A±	7.12	4-15-2030	2,660,000	2,599,172
Sound Point CLO VIII-R Ltd. Series 2015-1RA Class AR (U.S. SOFR 3 Month+1.34%)144A±	6.65	4-15-2030	559,298	557,978
SpringCastle America Funding LLC Series 2020-AA Class A144A	1.97	9-25-2037	760,360	690,498
Store Master Funding I-VII Series 2018-1A Class A2144A	4.29	10-20-2048	958,254	879,223
Taco Bell Funding LLC Series 2021-1A Class A2I144A	1.95	8-25-2051	2,711,700	2,349,341
THL Credit Wind River CLO Ltd. Series 2013-2A Class AR2 (U.S. SOFR 3 Month+1.26%)144A±	6.57	10-18-2030	3,221,649	3,212,831
Towd Point Asset Trust Series 2018-SL1 Class A (U.S. SOFR 1 Month+0.71%)144A±	6.03	1-25-2046	218,252	217,498
Towd Point Mortgage Trust Series 2019-MH1 Class A1144A±±	3.00	11-25-2058	80,446	79,625
Venture XXIX CLO Ltd. Series 2017-29A Class AR (U.S. SOFR 3 Month+1.25%)144A±	6.62	9-7-2030	2,197,322	2,193,307
Vibrant CLO VI Ltd. Series 2017-6A Class AR (3 Month LIBOR+0.95%)144A±	6.46	6-20-2029	1,007,286	1,006,080
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Voya CLO Ltd. Series 2017-1A Class BR (U.S. SOFR 3 Month+2.16%)144A±	7.47%	4-17-2030	$2,500,000	$2,422,835
Zais CLO 6 Ltd. Series 2017-1A Class CR (U.S. SOFR 3 Month+2.91%)144A±	8.22	7-15-2029	2,050,000	2,021,714
Total asset-backed securities (Cost $116,539,731)				112,628,817

	Shares
Common stocks: 0.01%
Consumer discretionary: 0.01%
Hotels, restaurants & leisure: 0.01%
Royal Caribbean Cruises Ltd.†	535	52,933
Total common stocks (Cost $116,969)		52,933

			Principal
Corporate bonds and notes: 28.52%
Basic materials: 0.58%
Chemicals: 0.16%
International Flavors & Fragrances, Inc.144A	1.23	10-1-2025	$1,000,000	895,372
Mining: 0.42%
Glencore Funding LLC144A	5.40	5-8-2028	2,465,000	2,441,188
Communications: 0.67%
Telecommunications: 0.67%
Sprint LLC	7.63	3-1-2026	2,000,000	2,073,056
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	4.74	3-20-2025	875,000	866,073
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	5.15	3-20-2028	950,000	941,907
				3,881,036
Consumer, cyclical: 4.56%
Airlines: 0.33%
American Airlines Pass-Through Trust Series 2017-2 Class B	3.70	10-15-2025	1,483,407	1,406,216
United Airlines Pass-Through Trust Series 2020-1 Class B	4.88	1-15-2026	523,665	508,091
				1,914,307
Apparel: 0.38%
Michael Kors USA, Inc.144A	4.25	11-1-2024	2,241,000	2,201,513
Auto manufacturers: 2.11%
American Honda Finance Corp.	5.13	7-7-2028	3,000,000	3,002,015
Daimler Truck Finance North America LLC144A	5.15	1-16-2026	2,000,000	1,984,858
Ford Motor Credit Co. LLC	2.30	2-10-2025	4,000,000	3,757,913
General Motors Financial Co., Inc.	6.00	1-9-2028	1,300,000	1,303,217
The accompanying notes are an integral part of these financial statements.
14 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Auto manufacturers (continued)
Hyundai Capital America144A	1.30%	1-8-2026	$1,115,000	$1,009,119
Hyundai Capital America144A	5.65	6-26-2026	1,080,000	1,077,742
				12,134,864
Entertainment: 0.41%
Warnermedia Holdings, Inc.	3.64	3-15-2025	1,000,000	967,520
Warnermedia Holdings, Inc.	3.76	3-15-2027	1,500,000	1,406,877
				2,374,397
Housewares: 0.37%
Newell Brands, Inc.	4.70	4-1-2026	2,250,000	2,155,738
Lodging: 0.53%
Genting New York LLC/GENNY Capital, Inc.144A	3.30	2-15-2026	1,080,000	962,630
Las Vegas Sands Corp.	3.20	8-8-2024	2,155,000	2,086,401
				3,049,031
Retail: 0.43%
Advance Auto Parts, Inc.	5.95	3-9-2028	2,500,000	2,472,231
Consumer, non-cyclical: 1.93%
Agriculture: 0.79%
Altria Group, Inc.	1.70	6-15-2025	1,515,000	1,574,707
Philip Morris International, Inc.	4.88	2-15-2028	3,000,000	2,961,270
				4,535,977
Commercial services: 0.81%
CoreCivic, Inc.	8.25	4-15-2026	2,500,000	2,509,920
Equifax, Inc.	5.10	6-1-2028	2,205,000	2,156,395
				4,666,315
Pharmaceuticals: 0.33%
Utah Acquisition Sub, Inc.	3.95	6-15-2026	2,000,000	1,890,419
Energy: 0.38%
Pipelines: 0.38%
Plains All American Pipeline LP/PAA Finance Corp.	3.85	10-15-2023	2,205,000	2,198,804
Financial: 15.14%
Banks: 6.41%
Bank of America Corp. (U.S. SOFR+0.65%)±	1.53	12-6-2025	2,500,000	2,364,028
Bank of America Corp. (U.S. SOFR+0.73%)±	0.81	10-24-2024	3,000,000	2,976,755
Bank of America Corp. Series N (U.S. SOFR+0.91%)±	1.66	3-11-2027	2,370,000	2,141,526
Citigroup, Inc. (U.S. SOFR+1.28%)±	3.07	2-24-2028	2,500,000	2,294,901
Citigroup, Inc. (U.S. SOFR+1.55%)±	5.61	9-29-2026	3,000,000	2,986,305
Goldman Sachs Group, Inc. (U.S. SOFR+0.91%)±	1.95	10-21-2027	3,000,000	2,669,745
JPMorgan Chase & Co. (U.S. SOFR+0.49%)±	0.77	8-9-2025	2,000,000	1,900,062
JPMorgan Chase & Co. (U.S. SOFR 3 Month+0.54%)±	0.82	6-1-2025	1,220,000	1,171,530
JPMorgan Chase & Co. (U.S. SOFR 3 Month+0.70%)±	1.04	2-4-2027	835,000	747,379
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Morgan Stanley (U.S. SOFR+0.56%)±	1.16%	10-21-2025	$2,000,000	$1,886,164
Morgan Stanley (U.S. SOFR+1.73%)±	5.12	2-1-2029	2,035,000	1,994,566
Morgan Stanley (U.S. SOFR+1.99%)±	2.19	4-28-2026	2,305,000	2,172,343
Santander Holdings USA, Inc. (U.S. SOFR+1.38%)±	4.26	6-9-2025	800,000	784,213
Santander Holdings USA, Inc. (U.S. SOFR+2.33%)±	5.81	9-9-2026	1,250,000	1,238,342
Truist Financial Corp. (U.S. SOFR+1.44%)±	4.87	1-26-2029	2,800,000	2,686,263
Truist Financial Corp. (U.S. SOFR+2.05%)±	6.05	6-8-2027	1,000,000	999,301
U.S. Bancorp (U.S. SOFR+2.02%)±	5.78	6-12-2029	3,135,000	3,128,152
Wells Fargo & Co. (U.S. SOFR+1.51%)±	3.53	3-24-2028	3,000,000	2,791,268
				36,932,843
Diversified financial services: 1.15%
Blackstone Holdings Finance Co. LLC144A	5.90	11-3-2027	2,145,000	2,172,238
Capital One Financial Corp.	0.80	6-12-2024	2,500,000	2,622,361
GTP Acquisition Partners I LLC Series 2015-2 Class A144A	3.48	6-16-2025	1,900,000	1,817,367
				6,611,966
Insurance: 5.25%
Allied World Assurance Co. Holdings Ltd.	4.35	10-29-2025	2,880,000	2,763,154
Athene Global Funding	0.37	9-10-2026	2,000,000	1,903,469
Brighthouse Financial Global Funding144A	1.00	4-12-2024	2,000,000	1,939,147
Equitable Financial Life Global Funding144A	5.50	12-2-2025	3,080,000	3,050,803
GA Global Funding Trust144A	1.00	4-8-2024	3,022,000	2,920,520
Guardian Life Global Funding144A	5.55	10-28-2027	2,815,000	2,836,253
Lincoln National Corp.	3.63	12-12-2026	1,500,000	1,405,213
Metropolitan Life Global Funding I144A	4.40	6-30-2027	2,000,000	1,933,019
Minnesota Life Insurance Co.144A	8.25	9-15-2025	3,000,000	3,089,554
New York Life Global Funding144A	4.90	6-13-2028	3,000,000	2,966,151
Northwestern Mutual Global Funding144A	4.90	6-12-2028	3,000,000	2,966,718
Protective Life Global Funding144A	1.62	4-15-2026	2,370,000	2,138,385
Security Benefit Global Funding144A	1.25	5-17-2024	335,000	322,034
				30,234,420
REITS: 2.33%
Boston Properties LP	3.20	1-15-2025	500,000	479,467
Brandywine Operating Partnership LP	7.55	3-15-2028	1,140,000	1,068,931
EPR Properties	4.50	4-1-2025	1,500,000	1,437,481
Omega Healthcare Investors, Inc.	4.75	1-15-2028	145,000	136,167
Piedmont Operating Partnership LP	9.25	7-20-2028	980,000	1,002,370
Realty Income Corp.	4.70	12-15-2028	3,000,000	2,911,371
Sabra Health Care LP	5.13	8-15-2026	1,490,000	1,441,547
Starwood Property Trust, Inc.144A	3.75	12-31-2024	65,000	62,481
Starwood Property Trust, Inc.144A	5.50	11-1-2023	750,000	747,260
VICI Properties LP	4.38	5-15-2025	1,835,000	1,784,005
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	3.75	9-17-2024	2,500,000	2,383,130
				13,454,210
The accompanying notes are an integral part of these financial statements.
16 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Industrial: 0.65%
Trucking & leasing: 0.65%
DAE Funding LLC144A	1.55%	8-1-2024		$1,000,000	$954,094
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	5.75	5-24-2026		1,800,000	1,787,533
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	6.05	8-1-2028		1,000,000	1,000,868
					3,742,495
Technology: 1.08%
Computers: 0.31%
Kyndryl Holdings, Inc.	2.05	10-15-2026		2,010,000	1,769,180
Semiconductors: 0.77%
Microchip Technology, Inc.	2.67	9-1-2023		1,525,000	1,525,000
Micron Technology, Inc.	5.38	4-15-2028		3,000,000	2,949,241
					4,474,241
Utilities: 3.53%
Electric: 3.53%
AES Corp.	5.45	6-1-2028		1,500,000	1,471,991
Alexander Funding Trust144A	1.84	11-15-2023		2,000,000	1,979,301
Black Hills Corp.	5.95	3-15-2028		2,250,000	2,281,538
CenterPoint Energy, Inc. (U.S. SOFR+0.65%)±	5.98	5-13-2024		680,000	679,828
Evergy Missouri West, Inc.144A	5.15	12-15-2027		2,500,000	2,461,095
National Rural Utilities Cooperative Finance Corp.	5.05	9-15-2028		3,000,000	2,993,650
New York State Electric & Gas Corp.144A	5.65	8-15-2028		1,260,000	1,264,967
NextEra Energy Capital Holdings, Inc.	6.05	3-1-2025		1,750,000	1,756,899
San Diego Gas & Electric Co.	4.95	8-15-2028		2,540,000	2,514,250
Vistra Operations Co. LLC144A	3.55	7-15-2024		3,000,000	2,919,141
					20,322,660
Total corporate bonds and notes (Cost $168,786,151)					164,353,207
Foreign corporate bonds and notes: 1.70%
Communications: 0.26%
Telecommunications: 0.26%
SES SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.19%)ʊ±	2.88	5-27-2026	EUR	1,625,000	1,524,895
Consumer, cyclical: 0.58%
Auto parts & equipment: 0.50%
Conti-Gummi Finance BV	1.13	9-25-2024	EUR	2,000,000	2,098,435
Forvia SE	7.25	6-15-2026	EUR	700,000	788,557
					2,886,992
Entertainment: 0.08%
Cirsa Finance International Sarl144A	10.38	11-30-2027	EUR	400,000	466,813
Consumer, non-cyclical: 0.17%
Commercial services: 0.06%
Verisure Holding AB144A	9.25	10-15-2027	EUR	300,000	346,450
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Pharmaceuticals: 0.11%
Bayer AG (EURIBOR ICE Swap Rate 11:00am+2.65%)±	2.38%	11-12-2079	EUR	600,000	$605,068
Financial: 0.45%
Banks: 0.19%
Permanent TSB Group Holdings PLC (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year+2.55%)±	2.13	9-26-2024	EUR	1,000,000	1,082,876
Real estate: 0.26%
Aedas Homes Opco SLU144A	4.00	8-15-2026	EUR	1,500,000	1,492,506
Industrial: 0.24%
Packaging & containers: 0.24%
Canpack SA/Canpack U.S. LLC144A	2.38	11-1-2027	EUR	1,500,000	1,390,680
Total foreign corporate bonds and notes (Cost $11,020,521)					9,796,280
Foreign government bonds: 4.53%
Brazil¤	0.00	1-1-2024	BRL	17,000,000	3,304,994
French Republic	0.75	2-25-2028	EUR	10,045,000	9,953,276
Malaysia	3.88	3-14-2025	MYR	6,895,000	1,498,553
Spain¤	0.00	1-31-2028	EUR	2,680,000	2,535,721
U.K. Gilts	1.63	10-22-2028	GBP	7,950,000	8,810,165
Total foreign government bonds (Cost $26,148,949)					26,102,709

	Shares
Investment companies: 0.58%
Exchange-traded funds: 0.58%
iShares 0-5 Year High Yield Corporate Bond ETF	80,600	3,353,766
Total investment companies (Cost $3,310,905)		3,353,766

			Principal
Loans: 0.32%
Communications: 0.32%
Media: 0.32%
CSC Holdings LLC (1 Month LIBOR+2.25%)±	7.67	7-17-2025	$1,938,837	1,864,114
Total loans (Cost $1,916,664)				1,864,114
Municipal obligations: 0.14%
Indiana: 0.14%
Education revenue: 0.14%
Indiana Secondary Market for Education Loans, Inc. (U.S. SOFR 1 Month+0.80%)±	6.21	2-25-2044	807,575	807,350
Total municipal obligations (Cost $800,478)				807,350
Non-agency mortgage-backed securities: 9.37%
Ajax Mortgage Loan Trust Series 2021-E Class A1144A±±	1.74	12-25-2060	2,947,594	2,492,448
The accompanying notes are an integral part of these financial statements.
18 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Angel Oak Mortgage Trust Series 2020-4 Class A1144A±±	1.47%	6-25-2065	$363,541	$335,689
Angel Oak Mortgage Trust Series 2020-R1 Class A1144A±±	0.99	4-25-2053	583,360	524,144
Brean Asset-Backed Securities Trust Series 2021-RM2 Class A144A±±	1.75	10-25-2061	1,722,546	1,478,475
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1144A	2.72	11-25-2059	240,653	230,682
BX Trust Series 2021-ARIA Class D (U.S. SOFR 1 Month+2.01%)144A±	7.32	10-15-2036	2,165,000	2,053,625
Cascade Funding Mortgage Trust Series 2018-RM2 Class A144A±±	4.00	10-25-2068	169,181	166,702
Cascade Funding Mortgage Trust Series 2018-RM2 Class B144A±±	4.00	10-25-2068	904,347	872,807
CHL Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1±±	4.01	6-19-2031	58,990	56,211
COLT Mortgage Loan Trust Series 2020-2 Class A1144A±±	1.85	3-25-2065	30,533	30,312
COMM Mortgage Trust Series 2012-CR4 Class AM	3.25	10-15-2045	2,000,000	1,735,000
COMM Mortgage Trust Series 2014-CR14 Class B±±	4.73	2-10-2047	680,000	597,948
COMM Mortgage Trust Series 2015-DC1 Class A3	3.22	2-10-2048	58,798	58,691
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A4	3.49	11-15-2048	817,720	777,119
CSMC Trust Series 2020-AFC1 Class A3144A±±	2.51	2-25-2050	588,215	538,593
CSMC Trust Series 2021-AFC1 Class A2144A±±	1.07	3-25-2056	1,331,565	1,000,097
DBWF Mortgage Trust Series 2018-GLKS Class A (U.S. SOFR 1 Month+1.18%)144A±	6.49	12-19-2030	550,000	546,188
FIGRE Trust Series 2023-HE2 Class A	6.51	5-25-2053	1,555,655	1,557,967
FREED Mortgage Trust Series 2022-HE1 Class A144A	7.00	10-25-2037	2,170,320	2,165,622
FWD Securitization Trust Series 2020-INV1 Class A3144A±±	2.44	1-25-2050	699,323	626,482
GCAT Trust Series 2021-NQM1 Class A1144A±±	0.87	1-25-2066	1,100,059	918,968
GS Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,173,793
GSMPS Mortgage Loan Trust Series 1998-1 Class A144A±±	8.00	9-19-2027	99,556	93,213
HPLY Trust Series 2019-HIT Class A (U.S. SOFR 1 Month+1.11%)144A±	6.43	11-15-2036	1,653,875	1,641,333
Hudsons Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	2,215,000	1,893,964
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1144A±±	1.60	11-25-2056	2,499,239	2,055,292
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3144A±±	4.45	5-25-2067	4,005,000	3,320,537
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (U.S. SOFR 1 Month+1.26%)144A±	6.57	6-15-2035	566,915	528,721
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (U.S. SOFR 1 Month+1.01%)144A±	6.32	7-15-2036	42,444	42,126
JP Morgan Mortgage Trust Series 2020-2 Class A7144A±±	3.50	7-25-2050	943,355	811,927
MASTR Adjustable Rate Mortgages Trust Series 2002-3 Class 4A1±±	4.75	10-25-2032	719	683
Med Trust Series 2021-MDLN Class B (U.S. SOFR 1 Month+1.56%)144A±	6.87	11-15-2038	2,985,671	2,903,257
Merrill Lynch Golden National MTGE Asset Backed Certificates Series 1998-GN1 Class M2	8.02	2-25-2027	34,322	33,468
MFA Trust Series 2020-NQM1 Class A2144A±±	1.79	8-25-2049	490,934	444,319
MFA Trust Series 2021-NQM1 Class A2144A±±	1.38	4-25-2065	746,701	653,723
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	800,000	630,232
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 19

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
New Residential Mortgage Loan Trust Series 2018-5A Class A1A144A±±	4.25%	12-25-2057	$1,644,565	$1,556,874
New Residential Mortgage Loan Trust Series 2019-6A Class A1B144A±±	3.50	9-25-2059	1,041,815	947,887
NYMT Loan Trust Series 2022-CP1 Class A1144A	2.04	7-25-2061	2,490,884	2,221,990
Oceanview Trust Series 2021-1 Class A144A	1.22	12-29-2051	189,107	185,597
OPG Trust Series 2021-PORT Class B (U.S. SOFR 1 Month+0.83%)144A±	6.14	10-15-2036	3,062,876	2,967,749
PKHL Commercial Mortgage Trust Series 2021-MF Class B (U.S. SOFR 1 Month+1.29%)144A±	6.61	7-15-2038	3,342,000	3,017,422
Ready Capital Mortgage Trust Series 2019-5 Class A144A	3.78	2-25-2052	78,443	78,049
Residential Mortgage Loan Trust Series 2021-1R Class A2144A±±	1.10	1-25-2065	246,407	222,611
Starwood Mortgage Residential Trust Series 2020-1 Class A3144A±±	2.56	2-25-2050	1,151,220	1,062,672
Towd Point Mortgage Trust Series 2017-1 Class A1144A±±	2.75	10-25-2056	185,297	182,989
Towd Point Mortgage Trust Series 2017-4 Class A1144A±±	2.75	6-25-2057	327,476	309,065
Towd Point Mortgage Trust Series 2019-4 Class A1144A±±	2.90	10-25-2059	836,505	771,359
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (U.S. SOFR 1 Month+0.90%)144A±	6.21	2-15-2032	1,459,270	1,443,624
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	1,638,899	1,377,121
Verus Securitization Trust Series 2021-8 Class A2144A±±	2.29	11-25-2066	2,010,878	1,651,884
Verus Securitization Trust Series 2021-R1 Class A2144A±±	1.06	10-25-2063	110,269	98,558
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	906,551	797,538
Wilshire Funding Corp. Series 1996-3 Class M2±±	7.54	8-25-2032	47,308	47,754
Wilshire Funding Corp. Series 1996-3 Class M3±±	7.54	8-25-2032	27,444	26,849
Wilshire Funding Corp. Series 1998-WFC2 Class M1 (12 Month Treasury Average+2.00%)±	5.98	12-28-2037	3,450	3,402
Total non-agency mortgage-backed securities (Cost $59,280,705)				53,961,352
U.S. Treasury securities: 18.17%
U.S. Treasury Notes	0.38	12-31-2025	41,305,000	37,426,202
U.S. Treasury Notes	1.13	1-15-2025	39,905,000	37,786,606
U.S. Treasury Notes	2.88	6-15-2025	2,470,000	2,382,489
U.S. Treasury Notes	3.25	8-31-2024	23,505,000	23,019,291
U.S. Treasury Notes	3.50	9-15-2025	1,690,000	1,646,034
U.S. Treasury Notes	4.63	2-28-2025	2,480,000	2,462,853
Total U.S. Treasury securities (Cost $106,554,369)				104,723,475
Yankee corporate bonds and notes: 13.22%
Communications: 0.31%
Internet: 0.31%
Prosus NV144A	3.26	1-19-2027	2,000,000	1,796,277
Consumer, cyclical: 0.31%
Airlines: 0.31%
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.50	10-20-2025	1,841,264	1,799,636
The accompanying notes are an integral part of these financial statements.
20 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 0.85%
Agriculture: 0.34%
Viterra Finance BV144A	4.90%	4-21-2027	$2,000,000	$1,935,056
Pharmaceuticals: 0.51%
Pfizer Investment Enterprises Pte. Ltd.	4.45	5-19-2026	3,000,000	2,951,541
Energy: 0.50%
Oil & gas: 0.50%
BP Capital Markets PLC (5 Year Treasury Constant Maturity+4.04%)ʊ±	4.38	6-22-2025	3,000,000	2,870,250
Financial: 9.42%
Banks: 7.62%
Banco Santander SA (1 Year Treasury Constant Maturity+0.45%)±	5.74	6-30-2024	2,000,000	1,993,847
Banque Federative du Credit Mutuel SA144A	4.52	7-13-2025	3,000,000	2,930,568
Barclays PLC (1 Year Treasury Constant Maturity+0.80%)±	1.01	12-10-2024	1,155,000	1,139,034
BNP Paribas SA (1 Year Treasury Constant Maturity+1.45%)144A±	5.13	1-13-2029	3,000,000	2,939,123
BNP Paribas SA (U.S. SOFR+1.00%)144A±	1.32	1-13-2027	1,545,000	1,389,285
BPCE SA144A	4.75	7-19-2027	2,560,000	2,474,322
Danske Bank AS (1 Year Treasury Constant Maturity+0.55%)144A±	0.98	9-10-2025	2,000,000	1,891,978
Danske Bank AS (1 Year Treasury Constant Maturity+2.10%)144A±	6.47	1-9-2026	1,000,000	1,000,458
Deutsche Bank AG (U.S. SOFR+2.16%)±	2.22	9-18-2024	1,500,000	1,497,650
Federation des Caisses Desjardins du Quebec144A	5.70	3-14-2028	1,490,000	1,492,132
HSBC Holdings PLC (U.S. SOFR+0.71%)±	0.98	5-24-2025	600,000	576,687
HSBC Holdings PLC (U.S. SOFR+1.10%)±	2.25	11-22-2027	1,760,000	1,569,472
HSBC Holdings PLC (U.S. SOFR+2.61%)±	5.21	8-11-2028	2,400,000	2,341,924
Intesa Sanpaolo SpA Series XR144A	3.25	9-23-2024	2,000,000	1,930,637
Macquarie Group Ltd. (U.S. SOFR+1.07%)144A±	1.34	1-12-2027	1,885,000	1,690,763
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+1.08%)±	5.72	2-20-2026	3,000,000	2,991,224
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+1.90%)±	5.35	9-13-2028	2,950,000	2,922,207
Mizuho Financial Group, Inc. (U.S. SOFR 3 Month+1.24%)±	2.84	7-16-2025	1,000,000	970,492
Sumitomo Mitsui Financial Group, Inc.	5.52	1-13-2028	2,840,000	2,838,921
Toronto-Dominion Bank	5.52	7-17-2028	1,000,000	1,004,935
UBS Group AG (1 Year Treasury Constant Maturity+0.85%)144A±	1.49	8-10-2027	2,000,000	1,758,675
UBS Group AG (1 Year Treasury Constant Maturity+1.08%)144A±	1.36	1-30-2027	2,000,000	1,787,232
UBS Group AG (U.S. SOFR+2.04%)144A±	2.19	6-5-2026	3,000,000	2,794,341
				43,925,907
Diversified financial services: 0.71%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	1.65	10-29-2024	2,500,000	2,376,794
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 21

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Avolon Holdings Funding Ltd.144A	2.53%	11-18-2027	$862,000	$735,869
Avolon Holdings Funding Ltd.144A	5.50	1-15-2026	965,000	939,478
				4,052,141
Real estate: 0.27%
Ontario Teachers’ Cadillac Fairview Properties Trust144A	3.88	3-20-2027	1,687,000	1,561,469
REITS: 0.33%
Scentre Group Trust 1/Scentre Group Trust 2144A	3.63	1-28-2026	2,000,000	1,909,894
Savings & loans: 0.49%
Nationwide Building Society144A	4.85	7-27-2027	2,860,000	2,791,506
Government securities: 1.20%
Multi-national: 1.20%
African Export-Import Bank144A	2.63	5-17-2026	2,185,000	1,962,786
Banque Ouest Africaine de Developpement144A	5.00	7-27-2027	3,000,000	2,696,250
Central American Bank for Economic Integration144A	1.14	2-9-2026	2,500,000	2,256,110
				6,915,146
Industrial: 0.17%
Trucking & leasing: 0.17%
SMBC Aviation Capital Finance DAC144A	5.45	5-3-2028	1,005,000	990,736
Technology: 0.46%
Semiconductors: 0.46%
Renesas Electronics Corp.144A	1.54	11-26-2024	2,830,000	2,664,398
Total yankee corporate bonds and notes (Cost $79,111,624)				76,163,957

		Yield	Shares
Short-term investments: 2.43%
Investment companies: 2.43%
Allspring Government Money Market Fund Select Class♠∞##		5.26	13,985,749	13,985,749
Total short-term investments (Cost $13,985,749)				13,985,749
Total investments in securities (Cost $597,215,940)	100.20%			577,342,834
Other assets and liabilities, net	(0.20)			(1,127,060)
Total net assets	100.00%			$576,215,774

The accompanying notes are an integral part of these financial statements.
22 | Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2023

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.
†	Non-income-earning security
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MYR	Malaysian ringgit
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$34,859,487	$356,712,066	$(377,585,804)	$0	$0	$13,985,749	13,985,749	$816,547
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	385,605	159,872,526	(160,257,862)	(269)	0	0	0	144,250 [1]
				$(269)	$0	$13,985,749		$960,797

[1]	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	33,877,711	EUR	31,552,600	Morgan Stanley Inc.	9-29-2023	$0	$(375,785)
USD	745,672	EUR	680,000	Morgan Stanley Inc.	9-29-2023	7,465	0
USD	2,632,397	EUR	2,400,000	Morgan Stanley Inc.	9-29-2023	26,957	0
USD	619,197	EUR	565,000	Morgan Stanley Inc.	9-29-2023	5,833	0
EUR	7,875,000	USD	8,847,452	Morgan Stanley Inc.	9-29-2023	0	(298,354)
EUR	1,450,000	USD	1,584,625	Morgan Stanley Inc.	9-29-2023	0	(10,506)
USD	8,861,220	GBP	6,860,000	Morgan Stanley Inc.	9-29-2023	169,993	0
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 23

Portfolio of investments—August 31, 2023

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
GBP	2,300,000	USD	2,928,172	Morgan Stanley Inc.	9-29-2023	$0	$(14,203)
JPY	90,451,034	EUR	615,808	Morgan Stanley Inc.	9-29-2023	0	(44,455)
USD	1,485,040	MYR	6,800,000	Morgan Stanley Inc.	9-29-2023	17,212	0
						$227,460	$(743,303)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	1,203	12-29-2023	$244,455,284	$245,177,040	$721,756	$0
Short
1-Year Euro-BOBL Futures	(41)	9-7-2023	(5,215,350)	(5,162,062)	53,288	0
10-Year U.S. Treasury Notes	(40)	12-19-2023	(4,404,531)	(4,441,250)	0	(36,719)
5-Year U.S. Treasury Notes	(592)	12-29-2023	(62,878,104)	(63,297,750)	0	(419,646)
					$775,044	$(456,365)
The accompanying notes are an integral part of these financial statements.
24 | Allspring Short-Term Bond Plus Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $583,230,191)	$563,357,085
Investments in affiliated securities, at value (cost $13,985,749)	13,985,749
Cash	1,276
Cash at broker segregated for futures contracts	1,835,000
Segregated cash for forward foreign currency contracts	602,397
Foreign currency, at value (cost $2,106)	2,107
Receivable for interest	3,707,408
Receivable for Fund shares sold	658,072
Unrealized gains on forward foreign currency contracts	227,460
Receivable for daily variation margin on open futures contracts	65,789
Prepaid expenses and other assets	105,265
Total assets	584,547,608
Liabilities
Payable for when-issued transactions	6,193,053
Payable for Fund shares redeemed	1,068,525
Unrealized losses on forward foreign currency contracts	743,303
Payable for daily variation margin on open futures contracts	96,436
Management fee payable	64,621
Administration fees payable	47,397
Distribution fee payable	2,062
Trustees’ fees and expenses payable	1,237
Accrued expenses and other liabilities	115,200
Total liabilities	8,331,834
Total net assets	$576,215,774
Net assets consist of
Paid-in capital	$611,251,817
Total distributable loss	(35,036,043)
Total net assets	$576,215,774
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 25

Statement of assets and liabilities—August 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$129,076,478
Shares outstanding–Class A1	15,494,707
Net asset value per share–Class A	$8.33
Maximum offering price per share – Class A2	$8.50
Net assets–Class C	$3,109,003
Shares outstanding–Class C1	373,701
Net asset value per share–Class C	$8.32
Net assets–Class R6	$12,140,522
Shares outstanding–Class R6[1]	1,457,957
Net asset value per share–Class R6	$8.33
Net assets–Institutional Class	$431,889,771
Shares outstanding–Institutional Class[1]	51,825,748
Net asset value per share–Institutional Class	$8.33
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Short-Term Bond Plus Fund

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$22,822,631
Income from affiliated securities	887,961
Dividends	112,223
Total investment income	23,822,815
Expenses
Management fee	2,183,236
Administration fees
Class A	215,232
Class C	5,720
Class R6	4,171
Institutional Class	376,269
Shareholder servicing fees
Class A	339,534
Class C	9,003
Distribution fee
Class C	27,009
Custody and accounting fees	45,643
Professional fees	102,989
Registration fees	66,328
Shareholder report expenses	67,758
Trustees’ fees and expenses	25,628
Other fees and expenses	21,232
Total expenses	3,489,752
Less: Fee waivers and/or expense reimbursements
Fund-level	(572,971)
Class A	(59,950)
Class C	(1,328)
Net expenses	2,855,503
Net investment income	20,967,312
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 27

Statement of operations—year ended August 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(6,963,457)
Affiliated securities	(269)
Foreign currency and foreign currency translations	(57,101)
Forward foreign currency contracts	95,919
Futures contracts	(4,912,032)
Net realized losses on investments	(11,836,940)
Net change in unrealized gains (losses) on
Unaffiliated securities	6,866,512
Foreign currency and foreign currency translations	45,366
Forward foreign currency contracts	(1,345,909)
Futures contracts	538,661
Net change in unrealized gains (losses) on investments	6,104,630
Net realized and unrealized gains (losses) on investments	(5,732,310)
Net increase in net assets resulting from operations	$15,235,002
The accompanying notes are an integral part of these financial statements.
28 | Allspring Short-Term Bond Plus Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$20,967,312		$8,785,034
Net realized losses on investments		(11,836,940)		(4,518,213)
Net change in unrealized gains (losses) on investments		6,104,630		(32,399,021)
Net increase (decrease) in net assets resulting from operations		15,235,002		(28,132,200)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,184,146)		(3,260,447)
Class C		(82,342)		(66,976)
Class R6		(468,196)		(576,380)
Institutional Class		(15,818,576)		(9,456,485)
Total distributions to shareholders		(20,553,260)		(13,360,288)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,520,269	12,650,875	1,472,078	12,971,130
Class C	33,557	279,900	111,895	994,577
Class R6	247,240	2,055,487	489,531	4,166,599
Institutional Class	31,678,230	263,290,807	29,373,532	254,171,578
		278,277,069		272,303,884
Reinvestment of distributions
Class A	477,435	3,966,133	351,308	3,077,067
Class C	9,925	82,335	7,551	66,318
Class R6	16,522	137,208	4,660	40,256
Institutional Class	1,428,058	11,868,020	867,848	7,589,450
		16,053,696		10,773,091
Payment for shares redeemed
Class A	(3,364,492)	(27,990,635)	(4,367,651)	(38,301,946)
Class C	(172,942)	(1,435,938)	(203,015)	(1,765,491)
Class R6	(777,901)	(6,469,610)	(2,084,157)	(18,249,955)
Institutional Class	(34,372,447)	(286,091,490)	(22,157,051)	(192,938,192)
		(321,987,673)		(251,255,584)
Net increase (decrease) in net assets resulting from capital share transactions		(27,656,908)		31,821,391
Total decrease in net assets		(32,975,166)		(9,671,097)
Net assets
Beginning of period		609,190,940		618,862,037
End of period		$576,215,774		$609,190,940
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 29

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.41	$9.02	$9.09	$8.84	$8.65
Net investment income	0.27	0.11 [1]	0.14	0.19	0.20
Net realized and unrealized gains (losses) on investments	(0.09)	(0.54)	0.02	0.24	0.19
Total from investment operations	0.18	(0.43)	0.16	0.43	0.39
Distributions to shareholders from
Net investment income	(0.26)	(0.11)	(0.13)	(0.18)	(0.20)
Net realized gains	0.00	(0.07)	(0.10)	0.00	0.00
Total distributions to shareholders	(0.26)	(0.18)	(0.23)	(0.18)	(0.20)
Net asset value, end of period	$8.33	$8.41	$9.02	$9.09	$8.84
Total return[2]	2.16%	(4.83)%	1.76%	4.96%	4.60%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.82%	0.82%
Net expenses	0.68%	0.70%	0.70%	0.71%	0.72%
Net investment income	3.13%	1.30%	1.48%	2.10%	2.33%
Supplemental data
Portfolio turnover rate	79%	65%	65%	88%	43%
Net assets, end of period (000s omitted)	$129,076	$141,782	$175,111	$170,975	$170,345

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
30 | Allspring Short-Term Bond Plus Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.40	$9.01	$9.07	$8.83	$8.64
Net investment income	0.21	0.05	0.06	0.12	0.14
Net realized and unrealized gains (losses) on investments	(0.10)	(0.55)	0.04	0.24	0.19
Total from investment operations	0.11	(0.50)	0.10	0.36	0.33
Distributions to shareholders from
Net investment income	(0.19)	(0.04)	(0.06)	(0.12)	(0.14)
Net realized gains	0.00	(0.07)	(0.10)	0.00	0.00
Total distributions to shareholders	(0.19)	(0.11)	(0.16)	(0.12)	(0.14)
Net asset value, end of period	$8.32	$8.40	$9.01	$9.07	$8.83
Total return[1]	1.38%	(5.57)%	1.10%	4.10%	3.82%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.55%	1.56%	1.56%	1.57%
Net expenses	1.43%	1.47%	1.47%	1.47%	1.47%
Net investment income	2.35%	0.53%	0.71%	1.36%	1.57%
Supplemental data
Portfolio turnover rate	79%	65%	65%	88%	43%
Net assets, end of period (000s omitted)	$3,109	$4,225	$5,286	$5,773	$7,146

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 31

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.40	$9.02	$9.08	$8.83	$8.66
Net investment income	0.32	0.14 [1]	0.16	0.21	0.23
Net realized and unrealized gains (losses) on investments	(0.10)	(0.56)	0.03	0.25	0.17
Total from investment operations	0.22	(0.42)	0.19	0.46	0.40
Distributions to shareholders from
Net investment income	(0.29)	(0.13)	(0.15)	(0.21)	(0.23)
Net realized gains	0.00	(0.07)	(0.10)	0.00	0.00
Total distributions to shareholders	(0.29)	(0.20)	(0.25)	(0.21)	(0.23)
Net asset value, end of period	$8.33	$8.40	$9.02	$9.08	$8.83
Total return	2.63%	(4.65)%	2.18%	5.28%	4.69%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.43%	0.44%	0.44%
Net expenses	0.35%	0.40%	0.40%	0.40%	0.40%
Net investment income	3.43%	1.55%	1.79%	2.41%	2.71%
Supplemental data
Portfolio turnover rate	79%	65%	65%	88%	43%
Net assets, end of period (000s omitted)	$12,141	$16,575	$32,131	$35,301	$30,585

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
32 | Allspring Short-Term Bond Plus Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.41	$9.03	$9.09	$8.84	$8.65
Net investment income	0.29	0.13	0.15	0.21	0.23
Net realized and unrealized gains (losses) on investments	(0.09)	(0.55)	0.04	0.24	0.19
Total from investment operations	0.20	(0.42)	0.19	0.45	0.42
Distributions to shareholders from
Net investment income	(0.28)	(0.13)	(0.15)	(0.20)	(0.23)
Net realized gains	0.00	(0.07)	(0.10)	0.00	0.00
Total distributions to shareholders	(0.28)	(0.20)	(0.25)	(0.20)	(0.23)
Net asset value, end of period	$8.33	$8.41	$9.03	$9.09	$8.84
Total return	2.45%	(4.69)%	2.13%	5.23%	4.88%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.48%	0.49%	0.49%
Net expenses	0.39%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.43%	1.57%	1.69%	2.37%	2.60%
Supplemental data
Portfolio turnover rate	79%	65%	65%	88%	43%
Net assets, end of period (000s omitted)	$431,890	$446,610	$406,333	$251,480	$226,517
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term Bond Plus Fund | 33

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term Bond Plus Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no
34 | Allspring Short-Term Bond Plus Fund

Notes to financial statements
longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”)  with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are
Allspring Short-Term Bond Plus Fund | 35

Notes to financial statements
designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
36 | Allspring Short-Term Bond Plus Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $596,775,091 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$884,194
Gross unrealized losses	(20,513,615)
Net unrealized losses	$(19,629,421)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $8,694,656 in short-term capital losses and $8,467,072 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Short-Term Bond Plus Fund | 37

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$9,549,125	$0	$9,549,125
Asset-backed securities	0	112,628,817	0	112,628,817
Common stocks
Consumer discretionary	52,933	0	0	52,933
Corporate bonds and notes	0	164,353,207	0	164,353,207
Foreign corporate bonds and notes	0	9,796,280	0	9,796,280
Foreign government bonds	0	26,102,709	0	26,102,709
Investment companies	3,353,766	0	0	3,353,766
Loans	0	1,864,114	0	1,864,114
Municipal obligations	0	807,350	0	807,350
Non-agency mortgage-backed securities	0	53,961,352	0	53,961,352
U.S. Treasury securities	104,723,475	0	0	104,723,475
Yankee corporate bonds and notes	0	76,163,957	0	76,163,957
Short-term investments
Investment companies	13,985,749	0	0	13,985,749
	122,115,923	455,226,911	0	577,342,834
Forward foreign currency contracts	0	227,460	0	227,460
Futures contracts	775,044	0	0	775,044
Total assets	$122,890,967	$455,454,371	$0	$578,345,338
Liabilities
Forward foreign currency contracts	$0	$743,303	$0	$743,303
Futures contracts	456,365	0	0	456,365
Total liabilities	$456,365	$743,303	$0	$1,199,668
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
38 | Allspring Short-Term Bond Plus Fund

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of the average daily net assets of each respective class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2024  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
	EXPENSE RATIO CAPS
	Current	Prior to April 17, 2023
Class A	0.61%	0.72%
Class C	1.36	1.47
Class R6	0.24	0.40
Institutional Class	0.29	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $293 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
Allspring Short-Term Bond Plus Fund | 39

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$201,576,291	$324,204,585	$210,296,788	$258,117,107
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the year ended August 31, 2023 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$4,818,809
Average contract amounts to sell	33,867,280
Futures contracts
Average notional balance on long futures	$223,697,192
Average notional balance on short futures	59,067,431
The fair value of derivative instruments as of August 31, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$227,460	$227,460
Futures contracts	775,044 *	0	775,044
	$775,044	$227,460	$1,002,504
Liability derivatives
Forward foreign currency contracts	$0	$743,303	$743,303
Futures contracts	456,365 *	0	456,365
	$456,365	$743,303	$1,199,668

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of August 31, 2023 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2023 was as follows:
	Interest rate risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$95,919	$95,919
Futures contracts	(4,912,032)	0	(4,912,032)
	$(4,912,032)	$95,919	$(4,816,113)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$(1,345,909)	$(1,345,909)
Futures contracts	538,661	0	538,661
	$538,661	$(1,345,909)	$(807,248)
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the
40 | Allspring Short-Term Bond Plus Fund

Notes to financial statements
applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley Inc.	$227,460	$(227,460)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Inc.	$743,303	$(227,460)	$(515,843)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:
	Year ended August 31
	2023	2022
Ordinary income	$20,553,260	$12,313,837
Long-term capital gain	0	1,046,451
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$1,743,557	$(19,617,872)	$(17,161,728)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Short-Term Bond Plus Fund | 41

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term Bond Plus Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent bank and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
42 | Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $14,135,002 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 22% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Short-Term Bond Plus Fund | 43

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

44 | Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Short-Term Bond Plus Fund | 45

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

46 | Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Short-Term Bond Plus Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Short-Term Bond Plus Fund | 47

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, for all periods under review except the one-year period, which was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

48 | Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Short-Term Bond Plus Fund | 49

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

50 | Allspring Short-Term Bond Plus Fund

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-xjo7dtaa 10-23
AR3005 08-23

Allspring Short-Term High Income Fund
(formerly, Allspring Short-Term High Yield Bond Fund)
Annual Report
August 31, 2023

Allspring Short-Term High Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term High Income Fund for the 12-month period that ended August 31, 2023. Effective January 17, 2023, the Fund changed its name from Allspring Short-Term High Yield Bond Fund to Allspring Short-Term High Income Fund. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Short-Term High Income Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Short-Term High Income Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Short-Term High Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Short-Term High Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SSTHX)	2-29-2000	3.14	2.79	2.67	6.33	3.42	2.98	0.92	0.81
Class C (WFHYX)	3-31-2008	4.67	2.64	2.38	5.67	2.64	2.38	1.67	1.56
Administrator Class (WDHYX)	7-30-2010	–	–	–	6.50	3.58	3.15	0.86	0.65
Institutional Class (STYIX)	11-30-2012	–	–	–	6.66	3.73	3.31	0.59	0.50
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index[3]	–	–	–	–	6.45	3.75	3.82	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through December 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, a subset of the ICE BofA U.S. High Yield Master II Index, tracks the performance of U.S- dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a given investment grade rating BB with maturities between one to three years. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Short-Term High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Allspring Short-Term High Income Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) underperformed its benchmark, the ICE BofA 1–3 Year BB U.S. Cash Pay High Yield Index (BB 1–3 Year Index), for the 12-month period that ended August 31, 2023.
•Forestry/paper, real estate investment trusts (REITs), and financials detracted from performance.
•Consumer/commercial/lease financing, air transportation, and auto loans contributed to performance.
•A broad macroeconomic backdrop of tight monetary policy and tighter financial conditions suggests slower economic growth ahead.
Economy & markets
Inflation, tighter monetary policy, and slower economic growth provided the macro backdrop over the past 12 months. Sharply higher inflation in 2021 carried into 2022 and triggered an aggressive policy response from the U.S. central bank and other policymakers around the world. By 2023, inflation started to slow as tighter policy impacted growth and central banks slowed the pace of tightening. Despite slower growth, corporate profitability remained healthy. However, tighter monetary policy and higher cost of debt started to erode corporate credit worthiness, and trailing 12-month default rates rose from near 0% to roughly 2.5%. Notwithstanding all the macro shifts, the average yield for high yield started and finished the period right around 8.5%.

Ten largest holdings (%) as of August 31, 2023[1]
Enact Holdings, Inc., 6.50%, 8-15-2025	2.02
CoreCivic, Inc., 8.25%, 4-15-2026	1.85
Celanese U.S. Holdings LLC, 6.05%, 3-15-2025	1.76
NextEra Energy Operating Partners LP, 4.25%, 7-15-2024	1.72
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00, 09-20-2025	1.71
Northriver Midstream Finance LP, 5.63%, 2-15-2026	1.70
Tenet Healthcare Corp., 4.88%, 1-1-2026	1.45
Oceaneering International, Inc., 4.65%, 11-15-2024	1.37
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1-15-2026	1.26
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 4-15-2025	1.25

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio strategy:  Quality improvement
Quality improvement was the central theme of the portfolio strategy over the past 12 months. We focused on companies and sectors that are expected to keep pace with inflation to generate consistent earnings growth and that are prudently financed to be able to weather the pressures of tighter monetary policy and higher costs of borrowing. A broad backdrop of tight monetary policy and tighter financial conditions suggests slower economic growth ahead.
We increased the allocation to BBB-rated and above credits while maintaining a core allocation to BB and select holdings to B issuers. The portfolio continued to avoid CCC-rated issuers. In addition, we rotated into slightly longer duration bonds to take advantage of the shape of the yield curve and maximize the portfolio’s yield. At the sector level, a consistent overweight allocation to energy was positive as strong earnings and balance sheet discipline supported the sector. An overweight to airlines and an underweight to auto loans helped boost performance. In addition, we increased our allocation to REITs and decreased our allocation to financials to take advantage of attractive valuations.

Credit quality as of August 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Contributors/detractors
Main detractors were the forestry/paper, REITs, and financials sectors. Detracting forestry/paper holdings included Enviva, while Medical Properties Trust* and Ladder Capital weighed on REITs. Investments and miscellaneous financials were affected by holdings in American Beacon* and by not holding PacWest.
*
This security was no longer held at the end of the reporting period.

8 | Allspring Short-Term High Income Fund

Performance highlights (unaudited)
Top contributors were the consumer/commercial/lease financing, air transportation, and auto loan sectors. Investments in the consumer/commercial/lease financing sector benefited from FLY Leasing*, while air transportation was boosted by Air Canada and United Airlines. Strong performance in the auto loan sector was largely driven by our underweight to the sector—specifically Ford Motor Credit.

Effective maturity distribution as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook:  Credit selection to be important as risks rise
Credit selection will be paramount in an environment of mounting headwinds as a combination of tight monetary policy, an inverted yield curve, and high “real” cost of debt capital puts pressure on some companies while still-high inflation, strong employment, and a shifting economy allow others to thrive. Companies able to keep pace with inflation while benefiting from a prudently structured balance sheet should do quite well in this environment. This past year’s volatility has created opportunities for security selection and is likely to continue to do so into 2024.
*
This security was no longer held at the end of the reporting period.

Allspring Short-Term High Income Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,033.45	$4.15	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,029.57	$7.98	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,034.28	$3.33	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,035.06	$2.56	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Short-Term High Income Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 76.65%
Basic materials: 2.45%
Chemicals: 2.16%
Avient Corp.144A	5.75%	5-15-2025	$6,760,000	$6,670,047
Celanese U.S. Holdings LLC	6.05	3-15-2025	29,775,000	29,799,933
				36,469,980
Iron/steel: 0.29%
Cleveland-Cliffs, Inc.144A	6.75	3-15-2026	4,885,000	4,886,505
Communications: 8.23%
Internet: 1.86%
Gen Digital, Inc.144A	5.00	4-15-2025	13,997,000	13,721,119
Uber Technologies, Inc.144A	7.50	5-15-2025	17,570,000	17,739,617
				31,460,736
Media: 4.40%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	430,000	404,239
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.50	5-1-2026	21,100,000	20,607,642
Gray Television, Inc.144A	5.88	7-15-2026	12,152,000	11,117,356
Nexstar Media, Inc.144A	5.63	7-15-2027	17,130,000	16,101,222
Sirius XM Radio, Inc.144A	5.00	8-1-2027	19,380,000	17,918,360
Townsquare Media, Inc.144A	6.88	2-1-2026	8,630,000	8,306,375
				74,455,194
Telecommunications: 1.97%
CommScope, Inc.144A	6.00	3-1-2026	12,445,000	11,309,585
Sprint LLC	7.13	6-15-2024	18,109,000	18,252,641
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	4.74	3-20-2025	3,771,250	3,732,772
				33,294,998
Consumer, cyclical: 19.94%
Airlines: 3.15%
Delta Air Lines, Inc.	7.38	1-15-2026	2,600,000	2,675,003
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	3,294,198	2,980,977
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	15,355,000	14,208,944
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.144A	6.50	6-20-2027	4,448,000	4,432,480
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	28,971,000	29,002,689
				53,300,093
Apparel: 0.90%
Hanesbrands, Inc.144A	4.88	5-15-2026	11,270,000	10,535,187
Michael Kors USA, Inc.144A	4.25	11-1-2024	4,755,000	4,671,217
				15,206,404
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Auto manufacturers: 1.84%
Allison Transmission, Inc.144A	5.88%	6-1-2029	$915,000	$883,731
Ford Motor Credit Co. LLC	4.13	8-17-2027	8,900,000	8,075,583
Ford Motor Credit Co. LLC	5.13	6-16-2025	3,955,000	3,850,239
Ford Motor Credit Co. LLC	5.58	3-18-2024	18,425,000	18,330,042
				31,139,595
Auto parts & equipment: 0.87%
Adient Global Holdings Ltd.144A	4.88	8-15-2026	10,605,000	10,213,143
Goodyear Tire & Rubber Co.	5.00	5-31-2026	4,624,000	4,462,000
				14,675,143
Distribution/wholesale: 0.90%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	15,505,000	15,194,900
Entertainment: 4.94%
CCM Merger, Inc.144A	6.38	5-1-2026	3,145,000	3,056,283
Churchill Downs, Inc.144A	5.50	4-1-2027	19,140,000	18,440,184
Cinemark USA, Inc.144A	5.88	3-15-2026	4,435,000	4,257,656
Cinemark USA, Inc.144A	8.75	5-1-2025	9,269,000	9,362,617
Live Nation Entertainment, Inc.144A	4.88	11-1-2024	13,250,000	13,015,523
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	3,350,000	3,352,596
SeaWorld Parks & Entertainment, Inc.144A	8.75	5-1-2025	19,407,000	19,843,657
Six Flags Theme Parks, Inc.144A	7.00	7-1-2025	12,225,000	12,221,909
				83,550,425
Food service: 1.08%
Aramark Services, Inc.144A	6.38	5-1-2025	18,150,000	18,180,583
Home builders: 0.79%
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.	5.88	6-15-2024	13,313,000	13,279,718
Housewares: 0.68%
Newell Brands, Inc.	4.70	4-1-2026	12,060,000	11,554,756
Leisure time: 0.44%
NCL Corp. Ltd.144A	8.38	2-1-2028	7,205,000	7,426,691
Lodging: 2.17%
Hilton Domestic Operating Co., Inc.144A	5.38	5-1-2025	17,777,000	17,583,250
Las Vegas Sands Corp.	3.20	8-8-2024	11,900,000	11,521,196
MGM Resorts International	6.75	5-1-2025	7,660,000	7,672,724
				36,777,170
Retail: 2.12%
Bath & Body Works, Inc.144A	9.38	7-1-2025	18,196,000	19,036,819
Dave & Buster’s, Inc.144A	7.63	11-1-2025	16,246,000	16,407,300
Penske Automotive Group, Inc.	3.50	9-1-2025	375,000	357,071
				35,801,190
The accompanying notes are an integral part of these financial statements.
12 | Allspring Short-Term High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Toys/games/hobbies: 0.06%
Mattel, Inc.144A	3.38%	4-1-2026	$1,150,000	$1,070,542
Consumer, non-cyclical: 7.80%
Commercial services: 3.83%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	9,485,000	9,021,600
Block, Inc.	2.75	6-1-2026	1,760,000	1,600,469
CoreCivic, Inc.	8.25	4-15-2026	31,155,000	31,278,617
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	5.75	4-15-2026	10,850,000	10,647,595
Sabre Global, Inc.144A	9.25	4-15-2025	1,392,000	1,371,290
Sabre Global, Inc.144A	11.25	12-15-2027	11,325,000	10,796,538
				64,716,109
Food: 1.98%
Performance Food Group, Inc.144A	6.88	5-1-2025	14,552,000	14,573,537
U.S. Foods, Inc.144A	6.25	4-15-2025	18,903,000	18,952,488
				33,526,025
Healthcare-services: 1.99%
IQVIA, Inc.144A	5.00	10-15-2026	9,540,000	9,214,933
Tenet Healthcare Corp.	4.88	1-1-2026	25,255,000	24,481,747
				33,696,680
Energy: 13.59%
Energy-alternate sources: 1.26%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	25,041,000	21,347,452
Oil & gas: 3.52%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	16,375,000	16,456,875
Antero Resources Corp.144A	8.38	7-15-2026	6,395,000	6,634,787
EQT Corp.	6.13	2-1-2025	5,546,000	5,533,832
Murphy Oil Corp.	5.75	8-15-2025	6,086,000	6,011,794
Nabors Industries, Inc.144A	7.38	5-15-2027	10,525,000	10,271,348
Range Resources Corp.	8.25	1-15-2029	1,910,000	1,982,867
Southwestern Energy Co.	5.70	1-23-2025	12,702,000	12,578,277
				59,469,780
Oil & gas services: 2.21%
Oceaneering International, Inc.	4.65	11-15-2024	23,585,000	23,092,074
USA Compression Partners LP/USA Compression Finance Corp.	6.88	4-1-2026	12,640,000	12,498,054
USA Compression Partners LP/USA Compression Finance Corp.	6.88	9-1-2027	1,795,000	1,749,813
				37,339,941
Pipelines: 6.60%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	7.88	5-15-2026	7,618,000	7,750,462
Buckeye Partners LP144A	4.13	3-1-2025	6,795,000	6,543,789
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	5.75	4-1-2025	16,325,000	16,186,727
DCP Midstream Operating LP	5.38	7-15-2025	8,640,000	8,553,728
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines (continued)
EnLink Midstream Partners LP	4.15%	6-1-2025	$5,917,000	$5,726,591
EQM Midstream Partners LP	4.00	8-1-2024	7,785,000	7,595,607
Rockies Express Pipeline LLC144A	3.60	5-15-2025	16,795,000	15,842,403
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	3-1-2027	20,290,000	19,442,689
Venture Global LNG, Inc.144A	8.13	6-1-2028	17,005,000	17,153,692
Western Midstream Operating LP	3.95	6-1-2025	1,735,000	1,674,225
Western Midstream Operating LP	4.65	7-1-2026	5,335,000	5,159,754
				111,629,667
Financial: 12.43%
Diversified financial services: 6.70%
Enact Holdings, Inc.144A	6.50	8-15-2025	34,467,000	34,155,717
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	8,575,000	8,167,687
Navient Corp.	5.88	10-25-2024	14,850,000	14,627,297
Navient Corp.	7.25	9-25-2023	2,265,000	2,265,000
OneMain Finance Corp.	3.50	1-15-2027	2,440,000	2,123,410
OneMain Finance Corp.	6.13	3-15-2024	10,443,000	10,436,132
OneMain Finance Corp.	7.13	3-15-2026	2,350,000	2,311,798
PRA Group, Inc.144A	7.38	9-1-2025	11,880,000	11,616,090
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	2.88	10-15-2026	11,865,000	10,545,019
United Wholesale Mortgage LLC144A	5.50	11-15-2025	17,745,000	17,056,219
				113,304,369
REITS: 5.73%
Boston Properties LP	3.65	2-1-2026	1,750,000	1,648,349
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	2,745,000	2,465,098
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	21,550,000	21,152,904
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	18,090,000	17,381,492
MPT Operating Partnership LP/MPT Finance Corp.	5.25	8-1-2026	16,425,000	13,954,005
Service Properties Trust	4.35	10-1-2024	12,732,000	12,249,541
Service Properties Trust	7.50	9-15-2025	4,085,000	4,036,156
Starwood Property Trust, Inc.144A	3.63	7-15-2026	2,930,000	2,621,852
Starwood Property Trust, Inc.144A	3.75	12-31-2024	7,730,000	7,430,463
Starwood Property Trust, Inc.	4.75	3-15-2025	10,120,000	9,783,393
Starwood Property Trust, Inc.144A	5.50	11-1-2023	3,390,000	3,377,617
Vornado Realty LP	2.15	6-1-2026	980,000	847,096
				96,947,966
Industrial: 8.05%
Aerospace/defense: 2.33%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	19,077,000	18,840,577
TransDigm, Inc.144A	6.25	3-15-2026	20,820,000	20,621,573
				39,462,150
Electrical components & equipment: 1.07%
WESCO Distribution, Inc.144A	7.13	6-15-2025	18,072,000	18,151,824
The accompanying notes are an integral part of these financial statements.
14 | Allspring Short-Term High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Environmental control: 1.01%
Stericycle, Inc.144A	5.38%	7-15-2024	$17,165,000	$17,104,751
Packaging & containers: 2.06%
Berry Global, Inc.144A	4.88	7-15-2026	1,750,000	1,689,080
Berry Global, Inc.144A	5.63	7-15-2027	140,000	137,235
Clearwater Paper Corp.144A	5.38	2-1-2025	18,530,000	17,964,579
Sealed Air Corp.144A	5.13	12-1-2024	7,629,000	7,524,101
Sealed Air Corp.144A	5.50	9-15-2025	7,550,000	7,467,290
				34,782,285
Trucking & leasing: 1.58%
DAE Funding LLC144A	2.63	3-20-2025	5,910,000	5,562,787
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	21,351,000	21,082,631
				26,645,418
Technology: 0.68%
Computers: 0.68%
NCR Corp.144A	5.75	9-1-2027	2,060,000	2,079,914
Western Digital Corp.	4.75	2-15-2026	9,883,000	9,422,702
				11,502,616
Utilities: 3.48%
Electric: 3.48%
NextEra Energy Operating Partners LP144A	4.25	7-15-2024	29,632,000	29,073,923
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	7,701,487	7,662,980
Vistra Operations Co. LLC144A	5.50	9-1-2026	4,781,000	4,611,592
Vistra Operations Co. LLC144A	5.63	2-15-2027	18,100,000	17,425,047
				58,773,542
Total corporate bonds and notes (Cost $1,319,235,760)				1,296,125,198

	Shares
Investment companies: 0.59%
Exchange-traded funds: 0.59%
SPDR Bloomberg Short Term High Yield Bond ETF	405,000	10,048,050
Total investment companies (Cost $9,938,700)		10,048,050

			Principal
Loans: 5.70%
Communications: 0.58%
Media: 0.58%
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.45	8-2-2027	$8,190,000	8,085,741
Gray Television, Inc. (U.S. SOFR 1 Month+2.50%)±	7.93	1-2-2026	1,725,000	1,713,494
				9,799,235
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, cyclical: 2.24%
Airlines: 1.53%
Mileage Plus Holdings LLC (3 Month LIBOR+5.25%)±	10.76%	6-21-2027	$7,500,000	$7,812,750
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.08	10-20-2027	17,333,290	18,024,541
				25,837,291
Entertainment: 0.44%
SeaWorld Parks & Entertainment, Inc. (U.S. SOFR 1 Month+3.00%)±	8.45	8-25-2028	7,472,053	7,457,109
Leisure time: 0.27%
Carnival Corp. (U.S. SOFR 3 Month+3.00%)±	8.32	8-8-2027	4,600,000	4,591,950
Consumer, non-cyclical: 1.36%
Commercial services: 1.02%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.46	3-23-2027	16,976,497	17,233,861
Healthcare-services: 0.34%
Select Medical Corp. (U.S. SOFR 1 Month+3.00%)±	8.32	3-6-2027	5,695,000	5,695,000
Energy: 0.37%
Pipelines: 0.37%
AL NGPL Holdings LLC (U.S. SOFR 3 Month+3.75%)±	9.02	4-13-2028	2,000,000	2,000,420
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.95	9-29-2028	4,334,700	4,343,110
				6,343,530
Financial: 0.71%
Insurance: 0.71%
Asurion LLC (3 Month LIBOR+3.25%)±	8.79	12-23-2026	12,428,520	12,071,200
Industrial: 0.09%
Environmental control: 0.09%
GFL Environmental, Inc. (U.S. SOFR 3 Month+3.00%)±	8.47	5-31-2027	1,457,443	1,461,276
Machinery-diversified: 0.00%
Vertical U.S. Newco, Inc. (U.S. SOFR 6 Month+3.50%)±	9.38	7-30-2027	21,155	21,114
Utilities: 0.35%
Electric: 0.35%
ExGen Renewables IV LLC (U.S. SOFR 3 Month+2.50%)±	8.18	12-15-2027	5,887,180	5,845,499
Total loans (Cost $95,922,960)				96,357,065
Yankee corporate bonds and notes: 11.19%
Basic materials: 0.32%
Mining: 0.32%
Constellium SE144A	5.88	2-15-2026	5,594,000	5,489,279
Communications: 0.68%
Media: 0.68%
Videotron Ltd.144A	5.38	6-15-2024	11,523,000	11,436,022
The accompanying notes are an integral part of these financial statements.
16 | Allspring Short-Term High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, cyclical: 3.80%
Airlines: 1.42%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50%	7-15-2026	$17,784,000	$19,292,972
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	4,872,084	4,780,896
				24,073,868
Auto parts & equipment: 0.81%
Clarios Global LP144A	6.75	5-15-2025	7,058,000	7,055,296
Clarios Global LP/Clarios U.S. Finance Co.144A	6.25	5-15-2026	6,605,000	6,541,424
				13,596,720
Entertainment: 0.20%
International Game Technology PLC144A	6.50	2-15-2025	3,290,000	3,292,921
Leisure time: 1.37%
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	21,690,000	20,410,629
Royal Caribbean Cruises Ltd.144A	11.50	6-1-2025	2,654,000	2,802,879
				23,213,508
Consumer, non-cyclical: 0.75%
Pharmaceuticals: 0.75%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	12,848,000	12,767,754
Energy: 1.70%
Pipelines: 1.70%
Northriver Midstream Finance LP144A	5.63	2-15-2026	29,885,000	28,726,956
Financial: 1.35%
Diversified financial services: 1.35%
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	9,110,000	9,301,492
Park Aerospace Holdings Ltd.144A	5.50	2-15-2024	13,602,000	13,511,224
				22,812,716
Industrial: 1.59%
Electronics: 0.09%
Sensata Technologies BV144A	5.63	11-1-2024	1,605,000	1,590,637
Packaging & containers: 1.50%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	12,000,000	11,701,363
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.144A	5.25	4-30-2025	13,934,000	13,613,196
				25,314,559
Utilities: 1.00%
Electric: 1.00%
Drax Finco PLC144A	6.63	11-1-2025	17,272,000	16,939,406
Total yankee corporate bonds and notes (Cost $190,253,020)				189,254,346
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 17

Portfolio of investments—August 31, 2023

		Yield	Shares	Value
Short-term investments: 4.31%
Investment companies: 4.31%
Allspring Government Money Market Fund Select Class♠∞		5.26%	72,874,106	$72,874,106
Total short-term investments (Cost $72,874,106)				72,874,106
Total investments in securities (Cost $1,688,224,546)	98.44%			1,664,658,765
Other assets and liabilities, net	1.56			26,317,361
Total net assets	100.00%			$1,690,976,126

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$59,079,830	$870,915,069	$(857,120,793)	$0	$0	$72,874,106	72,874,106	$2,792,355
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	257,700	84,750,287	(85,009,145)	1,158	0	0	0	302,187 [1]
				$1,158	$0	$72,874,106		$3,094,542

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Short-Term High Income Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,615,350,440)	$1,591,784,659
Investments in affiliated securities, at value (cost $72,874,106)	72,874,106
Cash	1,723
Receivable for interest	25,871,433
Receivable for investments sold	12,681,754
Receivable for Fund shares sold	4,179,078
Prepaid expenses and other assets	196,289
Total assets	1,707,589,042
Liabilities
Payable for investments purchased	12,575,541
Payable for Fund shares redeemed	3,122,691
Management fee payable	560,657
Dividends payable	136,142
Administration fees payable	121,067
Distribution fee payable	13,779
Trustees’ fees and expenses payable	1,238
Accrued expenses and other liabilities	81,801
Total liabilities	16,612,916
Total net assets	$1,690,976,126
Net assets consist of
Paid-in capital	$1,777,406,443
Total distributable loss	(86,430,317)
Total net assets	$1,690,976,126
Computation of net asset value and offering price per share
Net assets–Class A	$112,192,667
Shares outstanding–Class A1	14,379,512
Net asset value per share–Class A	$7.80
Maximum offering price per share – Class A2	$8.04
Net assets–Class C	$22,345,113
Shares outstanding–Class C1	2,862,923
Net asset value per share–Class C	$7.81
Net assets–Administrator Class	$45,839,402
Shares outstanding–Administrator Class[1]	5,875,780
Net asset value per share–Administrator Class	$7.80
Net assets–Institutional Class	$1,510,598,944
Shares outstanding–Institutional Class[1]	193,893,673
Net asset value per share–Institutional Class	$7.79
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 19

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$86,992,327
Income from affiliated securities	2,913,385
Dividends	119,210
Total investment income	90,024,922
Expenses
Management fee	7,221,629
Administration fees
Class A	166,933
Class C	32,856
Administrator Class	46,770
Institutional Class	1,078,734
Shareholder servicing fees
Class A	263,790
Class C	51,887
Administrator Class	116,770
Distribution fee
Class C	155,660
Custody and accounting fees	72,071
Professional fees	76,566
Registration fees	60,185
Shareholder report expenses	38,518
Trustees’ fees and expenses	25,697
Other fees and expenses	14,471
Total expenses	9,422,537
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,112,553)
Class A	(23,560)
Class C	(4,327)
Administrator Class	(57,926)
Net expenses	8,224,171
Net investment income	81,800,751
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(11,193,033)
Affiliated securities	1,158
Net realized losses on investments	(11,191,875)
Net change in unrealized gains (losses) on investments	28,500,977
Net realized and unrealized gains (losses) on investments	17,309,102
Net increase in net assets resulting from operations	$99,109,853
The accompanying notes are an integral part of these financial statements.
20 | Allspring Short-Term High Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$81,800,751		$40,573,223
Net realized losses on investments		(11,191,875)		(1,017,745)
Net change in unrealized gains (losses) on investments		28,500,977		(68,869,372)
Net increase (decrease) in net assets resulting from operations		99,109,853		(29,313,894)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,426,839)		(4,440,504)
Class C		(911,565)		(747,079)
Administrator Class		(2,435,496)		(3,101,812)
Institutional Class		(74,116,325)		(34,334,025)
Total distributions to shareholders		(82,890,225)		(42,623,420)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,709,766	36,497,197	2,984,697	24,088,926
Class C	1,204,927	9,355,025	461,803	3,733,142
Administrator Class	1,971,602	15,329,867	2,784,449	22,285,584
Institutional Class	160,573,025	1,243,088,265	86,332,743	683,450,660
		1,304,270,354		733,558,312
Reinvestment of distributions
Class A	682,626	5,299,433	537,113	4,300,266
Class C	117,335	911,379	93,087	746,042
Administrator Class	312,794	2,425,799	386,235	3,095,742
Institutional Class	9,315,015	72,257,999	3,866,076	30,795,541
		80,894,610		38,937,591
Payment for shares redeemed
Class A	(3,945,529)	(30,544,674)	(5,537,985)	(44,164,124)
Class C	(993,494)	(7,714,141)	(1,550,050)	(12,485,964)
Administrator Class	(4,241,969)	(32,917,656)	(5,289,215)	(41,553,437)
Institutional Class	(103,684,941)	(803,288,440)	(62,445,161)	(496,501,163)
		(874,464,911)		(594,704,688)
Net increase in net assets resulting from capital share transactions		510,700,053		177,791,215
Total increase in net assets		526,919,681		105,853,901
Net assets
Beginning of period		1,164,056,445		1,058,202,544
End of period		$1,690,976,126		$1,164,056,445
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.72	$8.25	$8.09	$8.07	$7.99
Net investment income	0.40	0.29	0.28	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.08	(0.51)	0.18	0.02	0.09
Total from investment operations	0.48	(0.22)	0.46	0.28	0.34
Distributions to shareholders from
Net investment income	(0.40)	(0.31)	(0.30)	(0.26)	(0.26)
Net asset value, end of period	$7.80	$7.72	$8.25	$8.09	$8.07
Total return[1]	6.33%	(2.73)%	5.73%	3.61%	4.40%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.92%	0.93%	0.94%	0.94%
Net expenses	0.81%	0.81%	0.80%	0.81%	0.81%
Net investment income	5.08%	3.65%	3.46%	3.19%	3.18%
Supplemental data
Portfolio turnover rate	27%	43%	63%	78%	44%
Net assets, end of period (000s omitted)	$112,193	$99,828	$123,375	$97,985	$104,671

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Short-Term High Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.72	$8.26	$8.09	$8.07	$8.00
Net investment income	0.33	0.24	0.24	0.20	0.19
Net realized and unrealized gains (losses) on investments	0.10	(0.53)	0.17	0.02	0.08
Total from investment operations	0.43	(0.29)	0.41	0.22	0.27
Distributions to shareholders from
Net investment income	(0.34)	(0.25)	(0.24)	(0.20)	(0.20)
Net asset value, end of period	$7.81	$7.72	$8.26	$8.09	$8.07
Total return[1]	5.67%	(3.58)%	5.06%	2.84%	3.49%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.67%	1.68%	1.69%	1.69%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	4.33%	2.88%	2.73%	2.43%	2.43%
Supplemental data
Portfolio turnover rate	27%	43%	63%	78%	44%
Net assets, end of period (000s omitted)	$22,345	$19,567	$29,136	$46,066	$59,113

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.72	$8.25	$8.09	$8.06	$7.99
Net investment income	0.41	0.30	0.30 [1]	0.27	0.27
Net realized and unrealized gains (losses) on investments	0.08	(0.51)	0.17	0.03	0.08
Total from investment operations	0.49	(0.21)	0.47	0.30	0.35
Distributions to shareholders from
Net investment income	(0.41)	(0.32)	(0.31)	(0.27)	(0.28)
Net asset value, end of period	$7.80	$7.72	$8.25	$8.09	$8.06
Total return	6.50%	(2.58)%	5.90%	3.90%	4.44%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.87%	0.88%	0.87%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	5.17%	3.80%	3.63%	3.29%	3.34%
Supplemental data
Portfolio turnover rate	27%	43%	63%	78%	44%
Net assets, end of period (000s omitted)	$45,839	$60,460	$82,124	$52,406	$86,892

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Short-Term High Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.71	$8.24	$8.08	$8.05	$7.98
Net investment income	0.41	0.32	0.31 [1]	0.29	0.28
Net realized and unrealized gains (losses) on investments	0.09	(0.52)	0.17	0.03	0.08
Total from investment operations	0.50	(0.20)	0.48	0.32	0.36
Distributions to shareholders from
Net investment income	(0.42)	(0.33)	(0.32)	(0.29)	(0.29)
Net asset value, end of period	$7.79	$7.71	$8.24	$8.08	$8.05
Total return	6.66%	(2.44)%	6.06%	4.06%	4.59%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.59%	0.60%	0.61%	0.61%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.42%	3.99%	3.78%	3.47%	3.49%
Supplemental data
Portfolio turnover rate	27%	43%	63%	78%	44%
Net assets, end of period (000s omitted)	$1,510,599	$984,201	$823,568	$554,044	$701,157

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Short-Term High Income Fund | 25

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term High Income Fund (formerly, Allspring Short-Term High Yield Bond Fund) (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
26 | Allspring Short-Term High Income Fund

Notes to financial statements
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,691,542,531 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$3,326,056
Gross unrealized losses	(30,209,822)
Net unrealized losses	$(26,883,766)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $15,459,703 in short-term capital losses and $44,732,582 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Short-Term High Income Fund | 27

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$0	$1,296,125,198	$0	$1,296,125,198
Investment companies	10,048,050	0	0	10,048,050
Loans	0	96,357,065	0	96,357,065
Yankee corporate bonds and notes	0	189,254,346	0	189,254,346
Short-term investments
Investment companies	72,874,106	0	0	72,874,106
Total assets	$82,922,156	$1,581,736,609	$0	$1,664,658,765
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.47% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
28 | Allspring Short-Term High Income Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.81%
Class C	1.56
Administrator Class	0.65
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $13,273 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any material interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2023 were $1,002,429,298 and $392,030,822, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
Allspring Short-Term High Income Fund | 29

Notes to financial statements
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $82,890,225 and $42,623,420 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$781,876	$(26,883,766)	$(60,192,285)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
30 | Allspring Short-Term High Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term High Income Fund (formerly, Allspring Short-Term High Yield Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Short-Term High Income Fund | 31

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $69,937,153 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32 | Allspring Short-Term High Income Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Short-Term High Income Fund | 33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34 | Allspring Short-Term High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short-Term High Income Fund | 35

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Short-Term High Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

36 | Allspring Short-Term High Income Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review expect the ten-year period, which was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the ICE BofA 1-3 Year BB US Cash Pay High Yield Index, for the one- and three-year periods under review, in range of the investment performance of its benchmark index for the five-year period and lower than the investment performance of its benchmark index for the ten-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts
.Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Short-Term High Income Fund | 37

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38 | Allspring Short-Term High Income Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Short-Term High Income Fund | 39

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-d0vf877t 10-23
AR3017 08-23

Allspring Ultra Short-Term Income Fund
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Ultra Short-Term Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022.Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Ultra Short-Term Income Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Ultra Short-Term Income Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Ultra Short-Term Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Ultra Short-Term Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Janet S. Rilling, CFA, CPA, Michael J. Schueller, CFA, Michal Stanczyk, Noah M. Wise, CFA

Average annual total returns (%) as of August 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SADAX)	8-31-1999	2.41	1.50	1.16	4.50	1.91	1.37	0.66	0.51
Class A2 (WUSNX)[3]	5-29-2020	–	–	–	4.61	1.90	1.36	0.56	0.41
Class C (WUSTX)	7-18-2008	2.72	1.15	0.77	3.72	1.15	0.77	1.41	1.26
Administrator Class (WUSDX)	4-8-2005	–	–	–	4.51	1.93	1.45	0.60	0.51
Institutional Class (SADIX)	8-31-1999	–	–	–	4.76	2.17	1.69	0.33	0.26
Bloomberg Short-Term Government/Corporate Bond Index[4]	–	–	–	–	3.97	1.73	1.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through December 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.40% for Class A2, 1.25% for Class C, 0.50% for Administrator Class and 0.25% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the
Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.

[4]
The Bloomberg Short-Term Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Short-Term Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Ultra Short-Term Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Short-Term Government/Corporate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and mortgage-and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Ultra Short-Term Income Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
•The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Short-Term Government/Corporate Bond Index, for the 12-month period that ended August 31, 2023.
•An underweight to AAA-rated and AA-rated securities and an overweight to A-rated and BBB-rated securities contributed during the period, as did our small out-of-benchmark exposure to BB-rated securities.
•An underweight to Treasuries and an overweight to corporates contributed, while an out-of-benchmark allocation to securitized debt was a small detractor. Within corporate bonds, overweights to financials, industrials, and utilities contributed, as did security selection. Within securitized sectors, the Fund’s allocation to non-agency collateralized mortgage obligations (CMOs) was the primary detractor, while allocations to asset-backed securities (ABS), collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) contributed to performance.
•The Fund’s long duration positioning relative to the benchmark detracted from performance as rates rose across the curve throughout the period. Curve positioning, however, offset some of this impact since the Fund was underweight the portions of the curve where yields rose the most and maintained out-of-benchmark positions further out the curve which rose even less.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter-over-quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid drawdowns in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well, as historically low existing home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis and remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.

Ten largest holdings (%) as of August 31, 2023[1]
SPDR Portfolio Short Term Corporate Bond ETF	1.75
Santander Drive Auto Receivables Trust, 1.48%, 1-15-2027	1.45
GA Global Funding Trust, 1.00%, 4-8-2024	1.40
Nationwide Building Society, 0.55%, 1-22-2024	1.37
Mercury Financial Credit Card Master Trust, 2.50%, 9-21-2026	1.33
SPGN Mortgage Trust, 6.86%, 2-15-2039	1.33
Palmer Square CLO Ltd., 6.57%, 10-17-2031	1.24
Danske Bank AS, 3.77%, 3-28-2025	1.16
U.S. Treasury Notes, 3.88%, 4-30-2025	1.14
OPG Trust, 5.91%, 10-15-2036	1.13

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The labor market remained tight throughout the year as the unemployment rate was unchanged at historic lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year-over-year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests elevated economic uncertainty will continue.
We continue to consistently implement our time-tested process and philosophy as we strive to balance risk, reward, and liquidity.
The Fund’s largest commitment remains in short-term corporate bonds, though we decreased the allocation over the period. This allocation contributed to performance. We extended duration throughout the reporting period while maintaining a longer-than-benchmark duration. We remain overweight credit with a small allocation to high yield but we are continuing to monitor the cyclical risks and technical headwinds within the sector. The Fund’s second-largest sector commitment was to securitized debt:  ABS, residential mortgage-backed securities (MBS), CMOs, and CLOs. This allocation detracted slightly from performance—specifically non-agency CMOs. We continue to find value in owning structured
*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Ultra Short-Term Income Fund

Performance highlights (unaudited)
products over U.S. Treasuries and agencies, and we modestly increased the Fund’s allocation to structured products. The Fund’s largest allocations within securitized sub-sectors remain in ABS, non-agency CMOs, and CLOs.

Portfolio composition as of August 31, 2023[1]

32%
Corporate bonds and notes
30%
Asset-backed securities
16%
Non-agency mortgage-backed securities
15%
Yankee corporate bonds and notes
3%
U.S. Treasury securities
3%
Other
1%
Agency securities

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and high-quality securitized debt. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Ultra Short-Term Income Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,026.06	$2.55	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%
Class A2
Actual	$1,000.00	$1,026.59	$2.04	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Class C
Actual	$1,000.00	$1,022.22	$6.37	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Administrator Class
Actual	$1,000.00	$1,026.12	$2.55	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.55	0.50%
Institutional Class
Actual	$1,000.00	$1,027.36	$1.28	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 1.18%
FHLMC	4.50%	6-1-2024	$45,904	$45,133
FHLMC	4.50	9-1-2026	99,773	98,010
FHLMC	5.50	12-1-2023	904	901
FHLMC	6.00	1-1-2024	56	56
FHLMC	7.00	6-1-2031	137,981	138,849
FHLMC Multifamily Structured Pass-Through Certificates Series Q004 Class AFL (12 Month Treasury Average+0.74%)±	5.37	5-25-2044	887,824	887,393
FHLMC Structured Pass-Through Certificates Series T-42 Class A6	9.50	2-25-2042	376,020	411,176
FHLMC (1 Year Treasury Constant Maturity+2.21%)±	4.65	5-1-2035	68,752	68,279
FHLMC (1 Year Treasury Constant Maturity+2.23%)±	5.25	3-1-2035	249,596	252,165
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.47	4-1-2038	211,030	211,861
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	4.72	9-1-2038	469,847	470,464
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.10	10-1-2038	227,809	222,786
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.25	4-1-2032	25,171	24,887
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	5.38	6-1-2032	237	235
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	6.01	11-1-2035	541,217	552,696
FHLMC Series 2704 Class BH	4.50	11-15-2023	720	717
FHLMC Series 3924 Class MF (30 Day Average U.S. SOFR+0.61%)±	5.80	9-15-2041	506,508	491,685
FHLMC Series 4889 Class CD	3.00	4-15-2049	584,094	514,537
FHLMC Series 4938 Class BF (30 Day Average U.S. SOFR+0.61%)±	5.90	12-25-2049	2,757,876	2,643,025
FNMA	4.50	1-1-2027	189,796	185,943
FNMA	5.00	6-1-2024	19,851	19,639
FNMA	6.50	8-1-2031	177,249	183,349
FNMA (1 Year Treasury Constant Maturity+2.02%)±	4.36	12-1-2034	94,130	95,402
FNMA (1 Year Treasury Constant Maturity+2.19%)±	4.32	11-1-2031	30,176	29,705
FNMA (1 Year Treasury Constant Maturity+2.20%)±	4.84	12-1-2040	1,088,426	1,102,788
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.10	10-1-2034	2,709	2,747
FNMA (1 Year Treasury Constant Maturity+2.21%)±	5.39	9-1-2035	114,521	114,863
FNMA (1 Year Treasury Constant Maturity+2.22%)±	5.34	6-1-2032	51,271	50,798
FNMA (1 Year Treasury Constant Maturity+2.22%)±	5.35	6-1-2034	326,109	324,909
FNMA (1 Year Treasury Constant Maturity+2.23%)±	4.83	11-1-2038	257,477	261,723
FNMA (1 Year Treasury Constant Maturity+2.24%)±	4.84	12-1-2040	78,872	77,621
FNMA (1 Year Treasury Constant Maturity+2.24%)±	5.02	7-1-2038	923,850	938,681
FNMA (1 Year Treasury Constant Maturity+2.26%)±	4.38	11-1-2035	36,727	36,096
FNMA (1 Year Treasury Constant Maturity+2.27%)±	4.88	8-1-2036	589,649	598,806
FNMA (1 Year Treasury Constant Maturity+2.31%)±	5.55	5-1-2036	175,068	176,135
FNMA (1 Year Treasury Constant Maturity+2.36%)±	4.91	11-1-2034	288,429	294,129
FNMA (12 Month LIBOR+1.77%)±	4.83	7-1-2044	699,003	711,380
FNMA (12 Month Treasury Average+2.05%)±	6.30	8-1-2045	150,772	147,966
FNMA (6 Month LIBOR+1.38%)±	6.50	10-1-2031	33,371	33,406
FNMA (6 Month LIBOR+1.51%)±	4.37	9-1-2037	165,838	166,042
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	162,862	164,677
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	246,692	255,071
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	217,044	228,480
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	245,632	265,061
FNMA Series 2002-W4 Class A6±±	4.22	5-25-2042	286,002	271,631
FNMA Series 2003-W11 Class A1±±	5.72	6-25-2033	9,262	9,221
FNMA Series 2003-W3 Class 1A4±±	4.08	8-25-2042	16,592	15,174
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2007-W2 Class 1A1 (30 Day Average U.S. SOFR+0.43%)±	5.72%	3-25-2037	$182,871	$177,771
FNMA Series 2010-37 Class A1	5.41	5-25-2035	253,535	250,997
FNMA Series 2013-23 Class LF (30 Day Average U.S. SOFR+0.46%)±	4.50	3-25-2043	2,380,529	2,319,812
FNMA Series 2014-19 Class HA	2.00	6-25-2040	136,931	127,894
GNMA	7.00	6-15-2033	202,170	211,293
Total agency securities (Cost $17,165,418)				16,884,065
Asset-backed securities: 25.99%
ACRES Commercial Realty Ltd. Series 2021-FL2 Class A (U.S. SOFR 1 Month+1.51%)144A±	6.83	1-15-2037	4,000,000	3,950,250
American Credit Acceptance Receivables Trust Series 2019-4 Class D144A	2.97	12-12-2025	1,246,647	1,242,990
American Credit Acceptance Receivables Trust Series 2021-1 Class C144A	0.83	3-15-2027	2,125,970	2,109,785
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	1,723,168	1,520,065
BHG Securitization Trust Series 2021-A Class A144A	1.42	11-17-2033	2,088,083	1,947,375
Black Diamond CLO Ltd. Series 2017-1A Class A1AR (U.S. SOFR 3 Month+1.31%)144A±	6.66	4-24-2029	398,760	398,267
BRAVO Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR+0.75%)144A±	6.04	11-25-2069	5,095,087	5,002,090
Carlyle C17 CLO Ltd. Series C17A Class A1AR (U.S. SOFR 3 Month+1.29%)144A±	6.66	4-30-2031	2,996,062	2,979,831
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3 (U.S. SOFR 3 Month+1.24%)144A±	6.57	7-20-2031	10,653,362	10,608,686
Carvana Auto Receivables Trust Series 2019-4A Class D144A	3.07	7-15-2025	3,434,815	3,410,781
CCG Receivables Trust Series 2022-1 Class A2144A	3.91	7-16-2029	3,451,615	3,391,841
CFMT LLC Series 2021-AL1 Class B144A	1.39	9-22-2031	5,118,989	4,932,609
CFMT LLC Series 2021-EBO1 Class A144A±±	0.98	11-25-2050	3,447,749	3,151,323
CIFC Funding Ltd. Series 2018-1A Class A (U.S. SOFR 3 Month+1.26%)144A±	6.57	4-18-2031	1,750,000	1,742,991
Commonbond Student Loan Trust Series 2018-BGS Class A1144A	3.56	9-25-2045	2,134,324	1,984,802
Credit Acceptance Auto Loan Trust Series 2020-3A Class A144A	1.24	10-15-2029	523,451	521,683
Domino’s Pizza Master Issuer LLC Series 2015-1A Class A2II144A	4.47	10-25-2045	15,852,500	15,185,157
Dryden 30 Senior Loan Fund Series 2013-30A Class AR (U.S. SOFR 3 Month+1.08%)144A±	6.45	11-15-2028	3,534,227	3,522,925
Dryden 80 CLO Ltd. Series 2019-80A Class AR (U.S. SOFR 3 Month+1.25%)144A±	6.56	1-17-2033	11,000,000	10,915,875
DT Auto Owner Trust Series 2019-4A Class D144A	2.85	7-15-2025	3,091,002	3,060,405
ECMC Group Student Loan Trust Series 2020-2A Class A (30 Day Average U.S. SOFR+1.26%)144A±	6.55	11-25-2069	4,471,961	4,427,390
Enterprise Fleet Funding LLC Series 2021-1 Class A2144A	0.44	12-21-2026	2,208,719	2,172,345
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (U.S. SOFR 1 Month+1.24%)±	6.55	9-25-2033	142,125	138,139
Exeter Automobile Receivables Trust Series 2020-1A Class D144A	2.73	12-15-2025	3,263,487	3,200,415
Exeter Automobile Receivables Trust Series 2021-3A Class C	0.96	10-15-2026	8,418,000	8,138,818
Flagship Credit Auto Trust Series 2018-3 Class D144A	4.15	12-16-2024	968,749	965,327
The accompanying notes are an integral part of these financial statements.
12 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
GLS Auto Receivables Issuer Trust Series 2019-3A Class C144A	2.96%	5-15-2025	$701,280	$697,534
GLS Auto Receivables Issuer Trust Series 2020-1A Class C144A	2.72	11-17-2025	3,899,107	3,860,730
Gracie Point International Funding Series 2022-1A Class A (30 Day Average U.S. SOFR+2.25%)144A±	7.56	4-1-2024	6,166,136	6,187,832
Hertz Vehicle Financing LLC Series 2021-1A Class A144A	1.21	12-26-2025	11,325,000	10,719,828
HGI CRE CLO Ltd. Series 2021-FL2 Class A (1 Month LIBOR+1.00%)144A±	6.43	9-17-2036	6,199,736	6,049,773
Mercury Financial Credit Card Master Trust Series 2022-1A Class A144A	2.50	9-21-2026	20,000,000	19,024,702
MF1 Ltd. Series 2021-FL7 Class A (U.S. SOFR 1 Month+1.19%)144A±	6.51	10-16-2036	12,000,000	11,760,000
MF1 Ltd. Series 2022-FL8 Class A (U.S. SOFR 1 Month+1.35%)144A±	6.66	2-19-2037	13,025,000	12,780,781
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5 Class A (U.S. SOFR 1 Month+0.96%)144A±	6.28	7-15-2036	4,865,340	4,780,196
Navient Private Education Refinance Loan Trust Series 2018-CA Class A2144A	3.52	6-16-2042	253,396	249,454
Navient Private Education Refinance Loan Trust Series 2021-EA Class A144A	0.97	12-16-2069	6,591,318	5,548,232
Navient Student Loan Trust Series 2017-3A Class A3 (30 Day Average U.S. SOFR+1.16%)144A±	6.45	7-26-2066	5,196,433	5,112,511
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A1R (U.S. SOFR 3 Month+1.26%)144A±	6.59	3-17-2030	10,744,917	10,708,947
Octane Receivables Trust Series 2020-1A Class A144A	1.71	2-20-2025	5,242	5,235
Octane Receivables Trust Series 2021-1A Class A144A	0.93	3-22-2027	3,402,491	3,326,224
OnDeck Asset Securitization Trust LLC Series 2021-1A Class A144A	1.59	5-17-2027	8,500,000	8,132,122
OneMain Direct Auto Receivables Trust Series 2021-1A Class A144A	0.87	7-14-2028	11,760,000	11,157,454
OneMain Financial Issuance Trust Series 2020-1A Class A144A	3.84	5-14-2032	1,856,745	1,851,912
Palmer Square CLO Ltd. Series 2013-2A Class A1A3 (U.S. SOFR 3 Month+1.26%)144A±	6.57	10-17-2031	17,785,000	17,686,650
PFS Financing Corp. Series 2020-E Class A144A	1.00	10-15-2025	15,000,000	14,909,358
PFS Financing Corp. Series 2021-A Class A144A	0.71	4-15-2026	9,340,000	9,035,406
Santander Drive Auto Receivables Trust Series 2020-4 Class D	1.48	1-15-2027	21,370,000	20,748,661
SLM Private Credit Student Loan Trust Series 2004-B Class A3 (3 Month LIBOR+0.33%)±	5.88	3-15-2024	103,330	103,295
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%)144A±	6.22	12-17-2068	14,601,045	14,476,523
SLM Student Loan Trust Series 2013-1 Class A3 (30 Day Average U.S. SOFR+0.66%)±	5.95	5-26-2055	3,120,432	3,030,172
SoFi Consumer Loan Program Trust Series 2021-1 Class A144A	0.49	9-25-2030	226,586	224,199
Sound Point CLO VIII-R Ltd. Series 2015-1RA Class AR (U.S. SOFR 3 Month+1.34%)144A±	6.65	4-15-2030	7,845,800	7,827,278
SpringCastle America Funding LLC Series 2020-AA Class A144A	1.97	9-25-2037	2,335,392	2,120,815
Taco Bell Funding LLC Series 2016-1A Class A23144A	4.97	5-25-2046	6,426,562	6,196,247
TCI-Symphony CLO Ltd. Series 2016-1A Class AR2 (U.S. SOFR 3 Month+1.28%)144A±	6.58	10-13-2032	7,685,000	7,637,124
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
THL Credit Wind River CLO Ltd. Series 2013-2A Class AR2 (U.S. SOFR 3 Month+1.26%)144A±	6.57%	10-18-2030	$13,611,467	$13,574,209
Towd Point Asset Trust Series 2018-SL1 Class A (U.S. SOFR 1 Month+0.71%)144A±	6.03	1-25-2046	436,440	434,934
TRTX Issuer Ltd. Series 2022-FL5 Class A (30 Day Average U.S. SOFR+1.65%)144A±	6.87	2-15-2039	15,000,000	14,625,000
Voya CLO Ltd. Series 2017-1A Class A1R (U.S. SOFR 3 Month+1.21%)144A±	6.52	4-17-2030	6,303,175	6,274,744
Zais CLO Ltd. Series 2020-14A Class A1AR (U.S. SOFR 3 Month+1.46%)144A±	6.77	4-15-2032	9,916,945	9,870,261
Total asset-backed securities (Cost $381,511,827)				371,350,508
Corporate bonds and notes: 28.05%
Basic materials: 0.11%
Chemicals: 0.11%
Celanese U.S. Holdings LLC	6.05	3-15-2025	1,515,000	1,516,269
Communications: 0.20%
Telecommunications: 0.20%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	4.74	3-20-2025	2,921,188	2,891,382
Consumer, cyclical: 5.56%
Airlines: 0.02%
U.S. Airways Pass-Through Trust Series 2013-1 Class A	3.95	11-15-2025	359,640	341,147
Apparel: 0.86%
Michael Kors USA, Inc.144A	4.25	11-1-2024	12,574,000	12,352,446
Auto manufacturers: 3.67%
Daimler Truck Finance North America LLC144A	1.13	12-14-2023	10,780,000	10,634,460
Daimler Truck Finance North America LLC144A	5.15	1-16-2026	7,800,000	7,740,946
Ford Motor Credit Co. LLC	2.30	2-10-2025	8,000,000	7,515,825
General Motors Financial Co., Inc.	5.40	4-6-2026	5,000,000	4,937,796
Hyundai Capital America144A	0.80	1-8-2024	10,000,000	9,825,837
Hyundai Capital America144A	1.25	9-18-2023	4,750,000	4,740,766
Mercedes-Benz Finance North America LLC144A	5.20	8-3-2026	7,000,000	6,986,202
				52,381,832
Lodging: 1.01%
Las Vegas Sands Corp.	3.20	8-8-2024	14,845,000	14,372,450
Consumer, non-cyclical: 0.75%
Pharmaceuticals: 0.75%
Bayer U.S. Finance II LLC144A	3.88	12-15-2023	10,700,000	10,639,708
The accompanying notes are an integral part of these financial statements.
14 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 2.01%
Oil & gas: 1.05%
Occidental Petroleum Corp.	5.88%	9-1-2025	$10,000,000	$9,977,150
Ovintiv, Inc.	5.65	5-15-2025	5,000,000	4,985,878
				14,963,028
Pipelines: 0.96%
Energy Transfer LP Series 5Y	4.20	9-15-2023	4,866,000	4,863,597
Plains All American Pipeline LP/PAA Finance Corp.	3.85	10-15-2023	8,971,000	8,945,791
				13,809,388
Financial: 13.98%
Banks: 6.34%
Bank of America Corp. (U.S. SOFR+0.65%)±	1.53	12-6-2025	4,500,000	4,255,251
Bank of America Corp. (U.S. SOFR+0.67%)±	1.84	2-4-2025	8,000,000	7,854,942
Bank of America Corp. (U.S. SOFR+0.73%)±	0.81	10-24-2024	12,000,000	11,907,018
Citigroup, Inc. (U.S. SOFR+0.67%)±	0.98	5-1-2025	2,000,000	1,931,518
Citigroup, Inc. (U.S. SOFR+0.69%)±	0.78	10-30-2024	8,000,000	7,927,317
Goldman Sachs Group, Inc. (U.S. SOFR+0.49%)±	0.93	10-21-2024	8,000,000	7,937,172
JPMorgan Chase & Co. (U.S. SOFR+0.49%)±	0.77	8-9-2025	6,000,000	5,700,185
JPMorgan Chase & Co. (U.S. SOFR+0.92%)±	6.25	2-24-2026	5,000,000	5,003,029
JPMorgan Chase & Co. (U.S. SOFR 3 Month+0.54%)±	0.82	6-1-2025	6,280,000	6,030,499
Morgan Stanley (U.S. SOFR+0.56%)±	1.16	10-21-2025	8,000,000	7,544,656
Morgan Stanley (U.S. SOFR+1.16%)±	3.62	4-17-2025	10,000,000	9,846,877
National Securities Clearing Corp.144A	5.15	5-30-2025	4,000,000	3,990,007
Santander Holdings USA, Inc. (U.S. SOFR+1.38%)±	4.26	6-9-2025	7,900,000	7,744,105
Truist Financial Corp. (U.S. SOFR+2.05%)±	6.05	6-8-2027	3,000,000	2,997,903
				90,670,479
Diversified financial services: 0.17%
Navient Corp.	7.25	9-25-2023	2,400,000	2,400,000
Insurance: 6.75%
Allied World Assurance Co. Holdings Ltd.	4.35	10-29-2025	4,700,000	4,509,314
Athene Global Funding144A	0.91	8-19-2024	5,000,000	4,748,903
Athene Global Funding144A	1.20	10-13-2023	5,000,000	4,972,835
Brighthouse Financial Global Funding144A	1.75	1-13-2025	11,340,000	10,685,957
Equitable Financial Life Global Funding144A	5.50	12-2-2025	10,615,000	10,514,374
GA Global Funding Trust144A	1.00	4-8-2024	20,775,000	20,077,368
Jackson Financial, Inc.	1.13	11-22-2023	5,725,000	5,666,100
Met Tower Global Funding144A	0.70	4-5-2024	12,000,000	11,649,057
Principal Life Global Funding II144A	1.38	1-10-2025	13,000,000	12,260,479
Protective Life Global Funding144A	0.47	1-12-2024	10,000,000	9,809,870
Security Benefit Global Funding144A	1.25	5-17-2024	1,665,000	1,600,555
				96,494,812
REITS: 0.72%
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	3.75	9-17-2024	10,766,000	10,262,710
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 15

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Industrial: 1.41%
Aerospace/defense: 0.34%
Boeing Co.	1.43%	2-4-2024	$5,000,000	$4,903,378
Hand/machine tools: 0.37%
Regal Rexnord Corp.144A	6.05	2-15-2026	5,255,000	5,226,650
Trucking & leasing: 0.70%
DAE Funding LLC144A	1.55	8-1-2024	5,250,000	5,008,994
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	5.75	5-24-2026	5,000,000	4,965,369
				9,974,363
Technology: 0.44%
Computers: 0.20%
Western Digital Corp.	4.75	2-15-2026	3,000,000	2,860,276
Semiconductors: 0.24%
Microchip Technology, Inc.	2.67	9-1-2023	3,475,000	3,475,000
Utilities: 3.59%
Electric: 3.59%
Alexander Funding Trust144A	1.84	11-15-2023	12,265,000	12,138,065
American Electric Power Co., Inc. Series M	0.75	11-1-2023	7,000,000	6,942,317
CenterPoint Energy, Inc. (U.S. SOFR+0.65%)±	5.98	5-13-2024	3,840,000	3,839,030
Entergy Louisiana LLC	0.62	11-17-2023	6,045,000	5,983,289
NextEra Energy Capital Holdings, Inc.	6.05	3-1-2025	6,250,000	6,274,640
NextEra Energy Operating Partners LP144A	4.25	7-15-2024	2,030,000	1,991,768
Oncor Electric Delivery Co. LLC	2.95	4-1-2025	5,105,000	4,903,169
Vistra Operations Co. LLC144A	3.55	7-15-2024	9,500,000	9,243,945
				51,316,223
Total corporate bonds and notes (Cost $410,197,793)				400,851,541

	Shares
Investment companies: 2.66%
Exchange-traded funds: 2.66%
iShares 0-5 Year High Yield Corporate Bond ETF	314,900	13,102,989
SPDR Portfolio Short Term Corporate Bond ETF	847,800	24,984,666
Total investment companies (Cost $39,934,659)		38,087,655

			Principal
Municipal obligations: 0.13%
Indiana: 0.13%
Education revenue: 0.13%
Indiana Secondary Market for Education Loans, Inc. (U.S. SOFR 1 Month+0.80%)±	6.21	2-25-2044	$1,797,505	1,797,003
Total municipal obligations (Cost $1,781,709)				1,797,003
The accompanying notes are an integral part of these financial statements.
16 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities: 13.81%
Angel Oak Mortgage Trust Series 2020-4 Class A1144A±±	1.47%	6-25-2065	$727,083	$671,377
Angel Oak Mortgage Trust Series 2020-5 Class A2144A±±	1.58	5-25-2065	544,219	499,179
Angel Oak Mortgage Trust Series 2020-R1 Class A1144A±±	0.99	4-25-2053	2,264,810	2,034,912
BRAVO Residential Funding Trust Series 2020-RPL1 Class A1144A±±	2.50	5-26-2059	813,136	767,473
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1144A	2.88	7-25-2049	1,126,150	1,047,475
Cascade Funding Mortgage Trust Series 2018-RM2 Class A144A±±	4.00	10-25-2068	415,967	409,873
CFMT LLC Series 2021-HB7 Class A144A±±	1.15	10-27-2031	3,187,549	3,032,784
CHL Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1±±	4.01	6-19-2031	50,363	47,991
CHL Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1±±	4.24	6-19-2031	80,518	78,021
CHNGE Mortgage Trust Series 2022-2 Class A1144A±±	3.76	3-25-2067	12,283,060	11,404,862
Citigroup Global Markets Mortgage Securities VII, Inc. Series 1990-2 Class A±±	0.30	11-25-2049	68,497	68,175
COLT Mortgage Loan Trust Series 2020-2 Class A1144A±±	1.85	3-25-2065	73,071	72,542
COLT Mortgage Loan Trust Series 2021-HX1 Class A1144A±±	1.11	10-25-2066	10,674,639	8,578,088
COLT Pass-Through Certificates Series 2021-1R Class A1144A±±	0.86	5-25-2065	2,487,683	2,082,266
COMM Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	223,363	222,282
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1144A	1.62	4-25-2065	279,100	275,608
CSAIL Commercial Mortgage Trust Series 2018-CX12 Class A2	4.14	8-15-2051	606,343	603,263
CSMC Trust Series 2020-AFC1 Class A3144A±±	2.51	2-25-2050	1,442,619	1,320,919
CSMC Trust Series 2021-NQM2 Class A1144A±±	1.18	2-25-2066	4,018,041	3,350,549
CSMC Trust Series 2022-NQM1 Class A1144A±±	2.27	11-25-2066	6,182,250	5,159,790
DBWF Mortgage Trust Series 2018-GLKS Class A (U.S. SOFR 1 Month+1.18%)144A±	6.49	12-19-2030	635,000	630,599
Ellington Financial Mortgage Trust Series 2020-1 Class A1144A±±	2.01	5-25-2065	278,372	265,344
Ellington Financial Mortgage Trust Series 2021-1 Class A1144A±±	0.80	2-25-2066	606,095	505,142
GCAT Trust Series 2022-HX1 Class A1144A±±	2.89	12-27-2066	14,636,970	12,858,066
GS Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,173,793
GS Mortgage-Backed Securities Trust Series 2020-NQM1 Class A1144A±±	1.38	9-27-2060	1,076,054	984,614
GSMPS Mortgage Loan Trust Series 1998-1 Class A144A±±	8.00	9-19-2027	22,898	21,439
HPLY Trust Series 2019-HIT Class A (U.S. SOFR 1 Month+1.11%)144A±	6.43	11-15-2036	3,728,874	3,700,598
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1144A±±	1.38	10-25-2055	2,366,290	2,085,809
Imperial Fund Mortgage Trust Series 2021-NQM1 Class A1144A±±	1.07	6-25-2056	1,923,019	1,568,539
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1144A±±	1.60	11-25-2056	6,290,584	5,173,171
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A1144A	4.38	5-25-2067	13,402,320	12,770,563
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (U.S. SOFR 1 Month+1.26%)144A±	6.57	6-15-2035	3,571,081	3,330,490
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (U.S. SOFR 1 Month+1.01%)144A±	6.32	7-15-2036	84,888	84,253
JP Morgan Mortgage Trust Series 2019-7 Class B2A144A±±	2.99	2-25-2050	2,271,816	1,822,949
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1144A±±	3.00	9-25-2059	7,324,069	6,734,535
MASTR Adjustable Rate Mortgages Trust Series 2002-3 Class 4A1±±	4.75	10-25-2032	1,438	1,367
Med Trust Series 2021-MDLN Class A (U.S. SOFR 1 Month+1.06%)144A±	6.37	11-15-2038	7,961,789	7,761,990
MFA Trust Series 2020-NQM1 Class A1144A±±	1.48	3-25-2065	1,075,196	982,519
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MFA Trust Series 2020-NQM3 Class A1144A±±	1.01%	1-26-2065	$1,028,461	$928,734
MFA Trust Series 2021-NQM1 Class A1144A±±	1.15	4-25-2065	3,249,396	2,839,925
Mill City Mortgage Loan Trust Series 2017-2 Class A1144A±±	2.75	7-25-2059	218,754	216,808
Mill City Mortgage Loan Trust Series 2018-2 Class A1144A±±	3.50	5-25-2058	597,982	583,051
New Residential Mortgage Loan Trust Series 2021-INV1 Class A6144A±±	2.50	6-25-2051	5,416,643	4,652,465
NewRez Warehouse Securitization Trust Series 2021-1 Class A (U.S. SOFR 1 Month+0.86%)144A±	6.18	5-25-2055	8,666,667	8,624,679
OBX Trust Series 2020-EXP1 Class 1A8144A±±	3.50	2-25-2060	646,218	565,107
OBX Trust Series 2021-NQM3 Class A1144A±±	1.05	7-25-2061	4,210,386	3,140,596
Oceanview Trust Series 2021-1 Class A144A	1.22	12-29-2051	850,980	835,184
OPG Trust Series 2021-PORT Class A (U.S. SOFR 1 Month+0.60%)144A±	5.91	10-15-2036	16,646,066	16,217,833
Ready Capital Mortgage Trust Series 2019-5 Class A144A	3.78	2-25-2052	198,415	197,418
Residential Mortgage Loan Trust Series 2019-2 Class A1144A±±	2.91	5-25-2059	156,466	154,153
Residential Mortgage Loan Trust Series 2021-1R Class A1144A±±	0.86	1-25-2065	2,464,074	2,224,208
SPGN Mortgage Trust Series 2022-TFLM Class A (U.S. SOFR 1 Month+1.55%)144A±	6.86	2-15-2039	20,000,000	19,034,626
Starwood Mortgage Residential Trust Series 2020-1 Class A3144A±±	2.56	2-25-2050	2,823,054	2,605,914
Starwood Mortgage Residential Trust Series 2021-2 Class A1144A±±	0.94	5-25-2065	2,413,201	2,127,957
Towd Point Mortgage Trust Series 2017-1 Class A1144A±±	2.75	10-25-2056	260,571	257,325
Towd Point Mortgage Trust Series 2017-4 Class A1144A±±	2.75	6-25-2057	808,081	762,650
Towd Point Mortgage Trust Series 2017-6 Class A1144A±±	2.75	10-25-2057	835,976	792,568
Towd Point Mortgage Trust Series 2018-2 Class A1144A±±	3.25	3-25-2058	1,419,858	1,354,598
Towd Point Mortgage Trust Series 2018-3 Class A1144A±±	3.75	5-25-2058	3,144,069	2,992,017
TRK Trust Series 2021-INV2 Class A1144A±±	1.97	11-25-2056	12,045,346	9,892,420
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (U.S. SOFR 1 Month+0.90%)144A±	6.21	2-15-2032	3,574,342	3,536,019
Verus Securitization Trust Series 2019-INV3 Class A1144A±±	2.69	11-25-2059	1,010,218	968,194
Verus Securitization Trust Series 2020-2 Class A1144A±±	2.23	5-25-2060	133,259	129,885
Verus Securitization Trust Series 2020-INV1 Class A1144A±±	1.98	3-25-2060	232,869	227,371
Verus Securitization Trust Series 2021-1 Class A2144A±±	1.05	1-25-2066	3,200,399	2,727,489
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	1,868,770	1,570,275
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	3,186,526	2,803,346
Wilshire Funding Corp. Series 1996-3 Class M2±±	7.54	8-25-2032	78,194	78,931
Wilshire Funding Corp. Series 1996-3 Class M3±±	7.54	8-25-2032	39,990	39,123
Wilshire Funding Corp. Series 1998-WFC2 Class M1 (12 Month Treasury Average+2.00%)±	5.98	12-28-2037	65,889	64,985
Total non-agency mortgage-backed securities (Cost $218,016,178)				197,329,063
U.S. Treasury securities: 2.90%
U.S. Treasury Notes	3.88	4-30-2025	16,620,000	16,318,113
U.S. Treasury Notes	4.63	2-28-2025	4,800,000	4,766,813
U.S. Treasury Notes	4.63	3-15-2026	9,380,000	9,373,038
U.S. Treasury Notes	4.75	7-31-2025	11,000,000	10,970,352
Total U.S. Treasury securities (Cost $41,915,523)				41,428,316
The accompanying notes are an integral part of these financial statements.
18 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 12.74%
Consumer, cyclical: 0.83%
Airlines: 0.51%
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.50%	10-20-2025	$7,500,061	$7,330,495
Auto manufacturers: 0.32%
Nissan Motor Co. Ltd.144A	3.04	9-15-2023	4,500,000	4,495,955
Energy: 0.34%
Oil & gas: 0.34%
Harvest Operations Corp.144A	1.00	4-26-2024	5,000,000	4,840,150
Financial: 10.54%
Banks: 8.48%
Banco Bilbao Vizcaya Argentaria SA	0.88	9-18-2023	5,000,000	4,991,050
Banco Santander SA	3.89	5-24-2024	10,000,000	9,844,338
Banque Federative du Credit Mutuel SA144A	4.94	1-26-2026	5,000,000	4,900,615
Barclays PLC (1 Year Treasury Constant Maturity+0.80%)±	1.01	12-10-2024	5,135,000	5,064,018
Credit Agricole Corporate & Investment Bank SA144A	5.59	7-5-2026	12,000,000	11,996,143
Credit Suisse AG	3.63	9-9-2024	4,000,000	3,890,803
Danske Bank AS (1 Year Treasury Constant Maturity+1.45%)144A±	3.77	3-28-2025	16,850,000	16,582,895
Deutsche Bank AG (U.S. SOFR+2.16%)±	2.22	9-18-2024	3,500,000	3,494,517
Federation des Caisses Desjardins du Quebec144A	4.40	8-23-2025	12,000,000	11,646,684
HSBC Holdings PLC (U.S. SOFR+0.58%)±	1.16	11-22-2024	10,000,000	9,878,918
HSBC Holdings PLC (U.S. SOFR 3 Month+1.47%)±	3.80	3-11-2025	10,000,000	9,874,850
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+0.68%)±	0.85	9-15-2024	4,000,000	3,994,110
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+1.08%)±	5.72	2-20-2026	5,000,000	4,985,374
Mizuho Financial Group, Inc. (U.S. SOFR 3 Month+0.87%)±	0.85	9-8-2024	6,990,000	6,987,592
Sumitomo Mitsui Financial Group, Inc.	5.46	1-13-2026	10,000,000	9,968,066
Toronto-Dominion Bank (U.S. SOFR+0.45%)±	5.71	9-28-2023	3,000,000	3,000,354
				121,100,327
Diversified financial services: 0.69%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	1.15	10-29-2023	10,000,000	9,923,375
Savings & loans: 1.37%
Nationwide Building Society144A	0.55	1-22-2024	20,000,000	19,592,897
Technology: 1.03%
Semiconductors: 1.03%
Renesas Electronics Corp.144A	1.54	11-26-2024	15,670,000	14,753,046
Total yankee corporate bonds and notes (Cost $185,339,138)				182,036,245

	Yield	Shares
Short-term investments: 11.98%
Investment companies: 5.55%
Allspring Government Money Market Fund Select Class♠∞	5.26	79,386,475	79,386,475
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 19

Portfolio of investments—August 31, 2023

		Yield	Maturity date	Principal	Value
U.S. Treasury securities: 6.43%
U.S. Treasury Bills☼		4.12%	9-7-2023	$22,000,000	$21,980,663
U.S. Treasury Bills☼		5.01	9-19-2023	20,000,000	19,947,250
U.S. Treasury Bills☼		5.42	2-22-2024	51,240,000	49,930,085
					91,857,998
Total short-term investments (Cost $171,241,030)					171,244,473
Total investments in securities (Cost $1,467,103,275)	99.44%				1,421,008,869
Other assets and liabilities, net	0.56				7,984,777
Total net assets	100.00%				$1,428,993,646

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$90,308,312	$1,114,227,252	$(1,125,149,089)	$0	$0	$79,386,475	79,386,475	$3,512,413
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	96,427,620	(96,427,958)	338	0	0	0	72,497 [1]
				$338	$0	$79,386,475		$3,584,910

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
5-Year U.S. Treasury Notes	123	12-29-2023	$13,054,422	$13,151,391	$96,969	$0
The accompanying notes are an integral part of these financial statements.
20 | Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2023

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(334)	12-19-2023	$(36,777,835)	$(37,084,438)	$0	$(306,603)
2-Year U.S. Treasury Notes	(183)	12-29-2023	(37,182,870)	(37,296,258)	0	(113,388)
					$96,969	$(419,991)
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 21

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,387,716,800)	$1,341,622,394
Investments in affiliated securities, at value (cost $79,386,475)	79,386,475
Cash	3,623
Cash at broker segregated for futures contracts	2,919,000
Receivable for interest	6,961,505
Receivable for Fund shares sold	2,200,501
Principal paydown receivable	24,703
Receivable for daily variation margin on open futures contracts	14,414
Prepaid expenses and other assets	124,687
Total assets	1,433,257,302
Liabilities
Payable for Fund shares redeemed	2,529,299
Dividends payable	1,263,121
Management fee payable	132,989
Administration fees payable	107,461
Payable for daily variation margin on open futures contracts	72,633
Distribution fee payable	2,540
Trustees’ fees and expenses payable	1,237
Accrued expenses and other liabilities	154,376
Total liabilities	4,263,656
Total net assets	$1,428,993,646
Net assets consist of
Paid-in capital	$1,499,472,581
Total distributable loss	(70,478,935)
Total net assets	$1,428,993,646
The accompanying notes are an integral part of these financial statements.
22 | Allspring Ultra Short-Term Income Fund

Statement of assets and liabilities—August 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$174,660,022
Shares outstanding–Class A1	20,404,574
Net asset value per share–Class A	$8.56
Maximum offering price per share – Class A2	$8.73
Net assets–Class A2	$48,413,728
Shares outstanding–Class A2[1]	5,659,233
Net asset value per share–Class A2	$8.55
Net assets–Class C	$4,090,410
Shares outstanding–Class C1	478,391
Net asset value per share–Class C	$8.55
Net assets–Administrator Class	$12,686,082
Shares outstanding–Administrator Class[1]	1,488,856
Net asset value per share–Administrator Class	$8.52
Net assets–Institutional Class	$1,189,143,404
Shares outstanding–Institutional Class[1]	139,017,414
Net asset value per share–Institutional Class	$8.55
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 23

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$46,968,418
Income from affiliated securities	3,572,989
Dividends	1,866,131
Total investment income	52,407,538
Expenses
Management fee	4,073,084
Administration fees
Class A	310,987
Class A2	97,183
Class C	7,176
Administrator Class	13,447
Institutional Class	1,138,916
Shareholder servicing fees
Class A	489,752
Class A2	91,894
Class C	11,303
Administrator Class	33,362
Distribution fee
Class C	33,908
Custody and accounting fees	102,056
Professional fees	95,475
Registration fees	140,499
Shareholder report expenses	90,814
Trustees’ fees and expenses	25,447
Other fees and expenses	48,507
Total expenses	6,803,810
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,691,531)
Class A	(157,257)
Class A2	(47,065)
Class C	(3,494)
Administrator Class	(2,631)
Net expenses	4,901,832
Net investment income	47,505,706
The accompanying notes are an integral part of these financial statements.
24 | Allspring Ultra Short-Term Income Fund

Statement of operations—year ended August 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(7,412,921)
Affiliated securities	338
Futures contracts	9,546,805
Net realized gains on investments	2,134,222
Net change in unrealized gains (losses) on
Unaffiliated securities	23,084,057
Futures contracts	(300,497)
Net change in unrealized gains (losses) on investments	22,783,560
Net realized and unrealized gains (losses) on investments	24,917,782
Net increase in net assets resulting from operations	$72,423,488
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 25

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$47,505,706		$30,150,890
Net realized gains on investments		2,134,222		2,203,909
Net change in unrealized gains (losses) on investments		22,783,560		(78,974,874)
Net increase (decrease) in net assets resulting from operations		72,423,488		(46,620,075)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,093,296)		(2,203,328)
Class A2		(1,605,528)		(1,210,667)
Class C		(83,726)		(10,434)
Administrator Class		(352,925)		(144,350)
Institutional Class		(40,162,958)		(27,124,417)
Total distributions to shareholders		(47,298,433)		(30,693,196)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,254,764	18,983,214	5,895,635	50,420,825
Class A2	1,495,986	12,666,422	9,904,616	84,764,729
Class C	107,180	903,269	159,424	1,346,884
Administrator Class	529,764	4,449,222	813,408	6,904,746
Institutional Class	70,983,692	599,098,072	273,686,740	2,334,975,807
		636,100,199		2,478,412,991
Reinvestment of distributions
Class A	545,169	4,611,755	232,255	1,967,202
Class A2	190,063	1,605,182	142,824	1,210,276
Class C	8,552	72,295	1,082	9,096
Administrator Class	41,646	350,886	16,776	141,490
Institutional Class	2,820,264	23,841,917	1,711,908	14,504,288
		30,482,035		17,832,352
Payment for shares redeemed
Class A	(11,516,526)	(96,944,926)	(10,433,023)	(88,799,648)
Class A2	(7,914,549)	(66,487,856)	(19,219,923)	(163,385,107)
Class C	(258,669)	(2,177,878)	(263,806)	(2,242,894)
Administrator Class	(843,293)	(7,086,213)	(1,559,646)	(13,205,778)
Institutional Class	(155,827,769)	(1,312,343,086)	(369,065,613)	(3,132,101,475)
		(1,485,039,959)		(3,399,734,902)
Net decrease in net assets resulting from capital share transactions		(818,457,725)		(903,489,559)
Total decrease in net assets		(793,332,670)		(980,802,830)
Net assets
Beginning of period		2,222,326,316		3,203,129,146
End of period		$1,428,993,646		$2,222,326,316
The accompanying notes are an integral part of these financial statements.
26 | Allspring Ultra Short-Term Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.41	$8.61	$8.60	$8.54	$8.46
Net investment income	0.22	0.07	0.07	0.16	0.17 [1]
Net realized and unrealized gains (losses) on investments	0.15	(0.20)	0.01	0.06	0.08
Total from investment operations	0.37	(0.13)	0.08	0.22	0.25
Distributions to shareholders from
Net investment income	(0.22)	(0.07)	(0.07)	(0.16)	(0.17)
Net asset value, end of period	$8.56	$8.41	$8.61	$8.60	$8.54
Total return[2]	4.50%	(1.51)%	0.99%	2.62%	3.04%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.65%	0.66%	0.77%	0.80%
Net expenses	0.50%	0.49%	0.49%	0.64%	0.70%
Net investment income	2.61%	0.79%	0.84%	1.92%	2.05%
Supplemental data
Portfolio turnover rate	25%	77%	106%	68%	36%
Net assets, end of period (000s omitted)	$174,660	$244,894	$287,697	$232,660	$215,503

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class A2	2023	2022	2021	2020[1]
Net asset value, beginning of period	$8.40	$8.60	$8.59	$8.52
Net investment income	0.23	0.07	0.07	0.03
Net realized and unrealized gains (losses) on investments	0.15	(0.20)	0.01	0.07
Total from investment operations	0.38	(0.13)	0.08	0.10
Distributions to shareholders from
Net investment income	(0.23)	(0.07)	(0.07)	(0.03)
Net asset value, end of period	$8.55	$8.40	$8.60	$8.59
Total return[2]	4.61%	(1.49)%	0.97%	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.62%	0.65%	0.66%
Net expenses	0.40%	0.47%	0.50%	0.50%
Net investment income	2.63%	0.75%	0.73%	1.38%
Supplemental data
Portfolio turnover rate	25%	77%	106%	68%
Net assets, end of period (000s omitted)	$48,414	$99,902	$181,131	$29,971

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
28 | Allspring Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.40	$8.60	$8.59	$8.54	$8.46
Net investment income	0.15	0.01	0.01 [1]	0.10	0.11
Net realized and unrealized gains (losses) on investments	0.16	(0.19)	0.01	0.05	0.08
Total from investment operations	0.31	(0.18)	0.02	0.15	0.19
Distributions to shareholders from
Net investment income	(0.16)	(0.02)	(0.01)	(0.10)	(0.11)
Net asset value, end of period	$8.55	$8.40	$8.60	$8.59	$8.54
Total return[2]	3.72%	(2.13)%	0.28%	1.73%	2.27%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.38%	1.40%	1.51%	1.55%
Net expenses	1.25%	1.11%*	1.19%*	1.40%	1.45%
Net investment income	1.86%	0.18%	0.13%	1.16%	1.31%
Supplemental data
Portfolio turnover rate	25%	77%	106%	68%	36%
Net assets, end of period (000s omitted)	$4,090	$5,219	$6,230	$5,187	$5,257

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended August 31, 2022	0.14%
Year ended August 31, 2021	0.06%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.37	$8.57	$8.56	$8.51	$8.43
Net investment income	0.21	0.07 [1]	0.07 [1]	0.17	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.16	(0.20)	0.01	0.05	0.08
Total from investment operations	0.37	(0.13)	0.08	0.22	0.27
Distributions to shareholders from
Net investment income	(0.22)	(0.07)	(0.07)	(0.17)	(0.19)
Net asset value, end of period	$8.52	$8.37	$8.57	$8.56	$8.51
Total return	4.51%	(1.53)%	0.98%	2.61%	3.19%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.59%	0.60%	0.71%	0.74%
Net expenses	0.50%	0.50%	0.50%	0.54%	0.55%
Net investment income	2.64%	0.77%	0.82%	2.03%	2.20%
Supplemental data
Portfolio turnover rate	25%	77%	106%	68%	36%
Net assets, end of period (000s omitted)	$12,686	$14,740	$21,336	$15,359	$13,748

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
30 | Allspring Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.40	$8.60	$8.59	$8.54	$8.46
Net investment income	0.24	0.09	0.09	0.19	0.20
Net realized and unrealized gains (losses) on investments	0.15	(0.20)	0.02	0.05	0.08
Total from investment operations	0.39	(0.11)	0.11	0.24	0.28
Distributions to shareholders from
Net investment income	(0.24)	(0.09)	(0.10)	(0.19)	(0.20)
Net asset value, end of period	$8.55	$8.40	$8.60	$8.59	$8.54
Total return	4.76%	(1.28)%	1.23%	2.83%	3.40%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.32%	0.33%	0.44%	0.47%
Net expenses	0.25%	0.25%	0.25%	0.32%	0.35%
Net investment income	2.83%	1.01%	1.03%	2.25%	2.41%
Supplemental data
Portfolio turnover rate	25%	77%	106%	68%	36%
Net assets, end of period (000s omitted)	$1,189,143	$1,857,572	$2,706,735	$1,004,777	$836,456
The accompanying notes are an integral part of these financial statements.
Allspring Ultra Short-Term Income Fund | 31

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in
32 | Allspring Ultra Short-Term Income Fund

Notes to financial statements
interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date.  Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $1,466,780,253 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$395,548
Gross unrealized losses	(46,489,954)
Net unrealized losses	$(46,094,406)
Allspring Ultra Short-Term Income Fund | 33

Notes to financial statements
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $994,541 in short-term capital losses and $23,122,928 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$16,884,065	$0	$16,884,065
Asset-backed securities	0	371,350,508	0	371,350,508
Corporate bonds and notes	0	400,851,541	0	400,851,541
Investment companies	38,087,655	0	0	38,087,655
Municipal obligations	0	1,797,003	0	1,797,003
Non-agency mortgage-backed securities	0	197,329,063	0	197,329,063
U.S. Treasury securities	41,428,316	0	0	41,428,316
Yankee corporate bonds and notes	0	182,036,245	0	182,036,245
Short-term investments
Investment companies	79,386,475	0	0	79,386,475
U.S. Treasury securities	91,857,998	0	0	91,857,998
	250,760,444	1,170,248,425	0	1,421,008,869
Futures contracts	96,969	0	0	96,969
Total assets	$250,857,413	$1,170,248,425	$0	$1,421,105,838
Liabilities
Futures contracts	$419,991	$0	$0	$419,991
Total liabilities	$419,991	$0	$0	$419,991
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
34 | Allspring Ultra Short-Term Income Fund

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2023, the management fee was equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class A2	0.15
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A, Class A2, and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2023  to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.50%
Class A2	0.40
Class C	1.25
Administrator Class	0.50
Institutional Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
Allspring Ultra Short-Term Income Fund | 35

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2023, Allspring Funds Distributor received $1,043 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class A2 shares are charged a fee at an annual rate up to 0.15% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$52,092,223	$323,543,322	$9,965,235	$731,486,330
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $44,386,553 in long futures contracts and $271,761,957 in short futures contracts during the year ended August 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $47,298,433 and $30,693,196 of ordinary income for the years ended August 31, 2023 and August 31, 2022, respectively.
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$996,061	$(46,094,406)	$(24,117,469)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
36 | Allspring Ultra Short-Term Income Fund

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Ultra Short-Term Income Fund | 37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Ultra Short-Term Income Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
38 | Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $31,163,337 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 5% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Ultra Short-Term Income Fund | 39

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

40 | Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Ultra Short-Term Income Fund | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Ultra Short-Term Income Fund | 43

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review expect the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg Short-Term Government/Corporate Bond Index, for the five- and ten-year periods under review, in range of the investment performance of its benchmark index for the three-year period and lower than the investment performance of its benchmark index for the one-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in the range of the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in the range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

44 | Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Ultra Short-Term Income Fund | 45

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46 | Allspring Ultra Short-Term Income Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-gjebeitv 10-23
AR3006 08-23

Allspring Managed Account
Allspring Managed Account CoreBuilder® Shares – Series CP
Annual Report
August 31, 2023

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Managed Account | 1

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

2 | Allspring Managed Account

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA, Janet S. Rilling, CFA, CPA, Michael J. Schueller, CFA, Michal Stanczyk, Noah M. Wise, CFA

Average annual total returns (%) as of August 31, 2023
				Expense ratios (%)
	Inception date	1 year	Since inception	Gross	Net[1]
Allspring Managed Account CoreBuilder® Shares - Series CP (WFCPX)	6-2-2021	0.95	-4.37	0.96	0.00
Bloomberg U.S. Aggregate Bond Index[2]	–	-1.19	-5.09 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the Fund’s inception date.
[1]
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

[2]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4 | Allspring Managed Account

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of the Fund since inception with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Allspring Managed Account | 5

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2023.
•The Fund benefited from allocations to out-of-benchmark “plus” sectors during the period. U.S. high yield bonds and floating-rate loans, European high yield and investment-grade corporates, emerging market bonds, and global government bond allocations contributed to performance.
•An underweight to U.S. Treasuries and an overweight to corporate bonds contributed, while an underweight to U.S. investment-grade credit detracted.
•The Fund began the period with a neutral duration to the benchmark and shifted to a long duration posture throughout the period, although the magnitude of the exposure was tactically adjusted throughout. This long duration posture was a detractor as rates rose throughout the period, but some of that underperformance was offset by curve positioning, which contributed to performance.
The U.S. economy proves its resilience.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter for the second quarter of 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid draw-downs in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resilient growth as the tailwinds provided through “Bidenomics” spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well, as historically low existing-home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis and remained in solid, albeit deteriorating, shape. With resilient core growth, expectations that the U.S. would avoid a recession gained favor despite the headwinds facing the U.S. economy.
The U.S. labor market remained tight throughout the year as the unemployment rate was unchanged at historical lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate; however, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from its peak but remained elevated, with average hourly earnings finishing the year at 4.4% year over year, improving 1.0% over the past 12 months.
Price pressures dissipated, with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement in headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023 as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well.

Credit quality as of August 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

6 | Allspring Managed Account

Performance highlights (unaudited)
However, the story remains to be finished, with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen. We believe this all suggests elevated economic uncertainty will continue.
The Fund was launched in June 2021 and is used exclusively in combination with individual bonds held for a separately managed account (SMA) strategy.
The no-fee mutual fund is used in combination with individual bonds to create an SMA strategy. The individual bonds held as part of the SMA strategy include U.S.-based investment-grade corporates, Treasuries, and agency mortgages. The Fund has material out-of-benchmark allocations, including U.S. high yield, U.S. loans, European high yield, European investment-grade credit, emerging market debt, and non-U.S.-dollar exposure.
We established an allocation to currency-hedged global government bonds early in the period and added to that positioning throughout the year. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a slowly weakening economic environment created an opportunity to continue building that position. We modestly exploited wider credit spreads in U.S. high yield bonds following the volatility caused by the regional banking crisis but we trimmed those positions as spreads narrowed back down to their tightest levels in a year.
We remain patient in adding to high yield due to stretched valuations and slowing growth expectations. European investment-grade and high yield credit remain under pressure due to geopolitical risks and the fight against inflation in that market. Valuations normalized throughout the period as much of the bad news expected in late 2022 never materialized. Within emerging markets, we maintained our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities.

Effective maturity distribution as of August 31, 2023[1]

9%
0-1 year
12%
1-3 year(s)
21%
3-5 years
48%
5-10 years
3%
10-20 years
4%
20-30 years
3%
30+ years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer than had been anticipated and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and non-benchmark, though high-quality, plus exposures. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the economic cycle.

Allspring Managed Account | 7

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2023 to August 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2023	Ending account value 8-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,015.47	$0.00 *	0.00%*
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	$0.00 *	0.00%*

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).
*
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

8 | Allspring Managed Account

Portfolio of investments—August 31, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 25.45%
FHLMC	5.50%	3-1-2053	$289,642	$285,925
FNMA	5.50	2-1-2053	1,107,793	1,093,578
FNMA	6.21	8-6-2038	95,000	112,136
GNMA%%	2.00	9-21-2053	525,000	433,002
GNMA%%	2.50	9-21-2053	760,000	646,534
GNMA%%	3.00	9-21-2053	740,000	650,593
GNMA%%	3.50	9-21-2053	400,000	363,203
GNMA	5.00	6-20-2053	896,457	872,394
GNMA	5.50	12-20-2052	518,812	513,905
GNMA	5.50	4-20-2053	232,112	229,767
GNMA%%	6.00	9-21-2053	1,190,000	1,193,858
Resolution Funding Corp. Principal STRIPS¤	0.00	4-15-2030	310,000	227,705
TVA	3.50	12-15-2042	220,000	178,188
TVA	4.88	1-15-2048	300,000	291,793
Total agency securities (Cost $7,117,941)				7,092,581
Asset-backed securities: 21.44%
Auburn CLO Ltd. Series 2017-1A Class A2A (U.S. SOFR 3 Month+1.88%)144A±	7.21	10-20-2030	250,000	248,803
Avis Budget Rental Car Funding AESOP LLC Series 2023-6A Class A144A	5.81	12-20-2029	260,000	259,932
Bojangles Issuer LLC Series 2020-1A Class A2144A	3.83	10-20-2050	270,875	247,459
Carlyle U.S. CLO Ltd. Series 2017-2A Class A2R (U.S. SOFR 3 Month+1.86%)144A±	7.19	7-20-2031	250,000	246,544
DB Master Finance LLC Series 2021-1A Class A23144A	2.79	11-20-2051	299,663	237,311
Dryden 78 CLO Ltd. Series 2020-78A Class A (U.S. SOFR 3 Month+1.44%)144A±	6.75	4-17-2033	400,000	396,670
ECMC Group Student Loan Trust Series 2018-1A Class A (30 Day Average U.S. SOFR+0.86%)144A±	6.15	2-27-2068	192,529	188,584
FIGRE Trust Series 2023-HE1 Class A144A	5.85	3-25-2053	177,894	176,170
Madison Park Funding XLVI Ltd. Series 2020-46A Class B1R (U.S. SOFR 3 Month+1.91%)144A±	7.22	10-15-2034	500,000	491,279
MF1 Ltd. Series 2022-FL8 Class C (U.S. SOFR 1 Month+2.20%)144A±	7.51	2-19-2037	250,000	239,541
Neuberger Berman Loan Advisers CLO 25 Ltd. Series 2017-25A Class BR (U.S. SOFR 3 Month+1.61%)144A±	6.92	10-18-2029	250,000	244,720
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3144A	2.80	1-20-2051	250,000	222,952
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A1R (U.S. SOFR 3 Month+1.26%)144A±	6.59	3-17-2030	235,634	234,845
OnDeck Asset Securitization Trust LLC Series 2021-1A Class A144A	1.59	5-17-2027	300,000	287,016
OneMain Financial Issuance Trust Series 2018-2A Class A144A	3.57	3-14-2033	160,783	158,746
PFS Financing Corp. Series 2021-A Class A144A	0.71	4-15-2026	300,000	290,217
Taco Bell Funding LLC Series 2016-1A Class A23144A	4.97	5-25-2046	234,375	225,976
THL Credit Wind River CLO Ltd. Series 2018-2A Class A2 (U.S. SOFR 3 Month+1.71%)144A±	7.02	7-15-2030	409,000	402,214
Wendy’s Funding LLC Series 2021-1A Class A2II144A	2.78	6-15-2051	245,000	195,404
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 9

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Westlake Automobile Receivables Trust Series 2020-1A Class D144A	2.80%	6-16-2025	$179,149	$177,893
Westlake Automobile Receivables Trust Series 2021-1A Class C144A	0.95	3-16-2026	388,851	382,368
Wingstop Funding LLC Series 2020-1A Class A2144A	2.84	12-5-2050	246,250	216,215
Zaxby’s Funding LLC Series 2021-1A Class A2144A	3.24	7-30-2051	245,000	206,123
Total asset-backed securities (Cost $6,239,287)				5,976,982
Corporate bonds and notes: 16.51%
Basic materials: 0.33%
Chemicals: 0.33%
Westlake Corp.	1.63	7-17-2029	100,000	91,506
Communications: 1.52%
Internet: 0.58%
MercadoLibre, Inc.	3.13	1-14-2031	200,000	160,060
Media: 0.94%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	150,000	126,180
Charter Communications Operating LLC/Charter Communications Operating Capital	5.50	4-1-2063	70,000	54,992
CSC Holdings LLC144A	4.63	12-1-2030	60,000	31,391
Scripps Escrow II, Inc.144A	5.38	1-15-2031	70,000	50,001
				262,564
Consumer, cyclical: 1.23%
Airlines: 0.69%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	100,000	92,537
United Airlines Pass-Through Trust Series 2023-1 Class A	5.80	1-15-2036	100,000	99,650
				192,187
Home builders: 0.16%
KB Home	4.80	11-15-2029	50,000	45,100
Retail: 0.38%
Michaels Cos., Inc.144A	7.88	5-1-2029	50,000	34,660
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	45,000	42,769
Walgreens Boots Alliance, Inc.	4.80	11-18-2044	35,000	27,385
				104,814
Consumer, non-cyclical: 1.29%
Commercial services: 0.93%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	100,000	76,478
Howard University Series 22A	5.21	10-1-2052	30,000	25,781
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	60,000	50,954
The accompanying notes are an integral part of these financial statements.
10 | Allspring Managed Account

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Commercial services (continued)
PECF USS Intermediate Holding III Corp.144A	8.00%	11-15-2029	$50,000	$31,888
Upbound Group, Inc.144A	6.38	2-15-2029	80,000	72,680
				257,781
Healthcare-products: 0.36%
Danaher Corp.	2.50	3-30-2030	100,000	101,011
Energy: 1.33%
Oil & gas: 0.58%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	160,000	160,800
Pipelines: 0.75%
Harvest Midstream I LP144A	7.50	9-1-2028	120,000	120,263
Rockies Express Pipeline LLC144A	4.95	7-15-2029	50,000	45,764
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	50,000	44,730
				210,757
Financial: 8.92%
Banks: 2.69%
Citigroup, Inc. Series T (U.S. SOFR 3 Month+4.78%)ʊ±	6.25	8-15-2026	50,000	49,195
HSBC USA, Inc.	5.63	3-17-2025	200,000	199,485
Morgan Stanley (U.S. SOFR+1.20%)±	2.51	10-20-2032	150,000	119,446
Morgan Stanley (U.S. SOFR+1.36%)±	2.48	9-16-2036	55,000	41,479
PNC Financial Services Group, Inc. Series W (7 Year Treasury Constant Maturity+2.81%)ʊ±	6.25	3-15-2030	150,000	132,688
U.S. Bancorp (U.S. SOFR+2.26%)±	5.84	6-12-2034	110,000	109,898
Wells Fargo & Co. (U.S. SOFR+1.32%)±	3.91	4-25-2026	100,000	96,678
				748,869
Diversified financial services: 1.51%
Charles Schwab Corp. Series I (5 Year Treasury Constant Maturity+3.17%)ʊ±	4.00	6-1-2026	200,000	173,060
Computershare U.S., Inc.	1.13	10-7-2031	100,000	80,149
OneMain Finance Corp.	7.13	3-15-2026	170,000	167,236
				420,445
Insurance: 2.02%
Athene Global Funding	0.37	9-10-2026	100,000	95,173
Hill City Funding Trust144A	4.05	8-15-2041	100,000	66,980
Maple Grove Funding Trust I144A	4.16	8-15-2051	100,000	66,986
MetLife, Inc.	5.00	7-15-2052	115,000	105,145
National Life Insurance Co. (3 Month LIBOR+3.31%)144A±	5.25	7-19-2068	40,000	34,525
OneAmerica Financial Partners, Inc.144A	4.25	10-15-2050	25,000	16,941
Reinsurance Group of America, Inc.	6.00	9-15-2033	125,000	125,711
Transatlantic Holdings, Inc.	8.00	11-30-2039	43,000	52,531
				563,992
Private equity: 0.23%
Brookfield Capital Finance LLC	6.09	6-14-2033	65,000	65,160
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 11

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
REITS: 2.47%
Brandywine Operating Partnership LP	7.55%	3-15-2028		$90,000	$84,389
EPR Properties	3.60	11-15-2031		25,000	19,139
EPR Properties	3.75	8-15-2029		35,000	28,541
Equinix, Inc.	3.00	7-15-2050		30,000	18,884
Omega Healthcare Investors, Inc.	3.63	10-1-2029		150,000	127,101
Realty Income Corp.	5.13	7-6-2034		150,000	163,454
Sabra Health Care LP	5.13	8-15-2026		125,000	120,935
Service Properties Trust	4.35	10-1-2024		130,000	125,074
					687,517
Industrial: 1.02%
Aerospace/defense: 0.12%
Boeing Co.	5.81	5-1-2050		35,000	34,051
Building materials: 0.32%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028		90,000	89,775
Miscellaneous manufacturing: 0.12%
General Electric Co. Series D (3 Month LIBOR+3.33%)ʊ±	8.88	9-15-2023		32,000	32,000
Packaging & containers: 0.32%
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030		100,000	90,434
Trucking & leasing: 0.14%
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025		38,000	37,522
Technology: 0.13%
Software: 0.13%
Fidelity National Information Services, Inc.	5.63	7-15-2052		40,000	37,960
Utilities: 0.74%
Electric: 0.56%
Duke Energy Corp.	3.10	6-15-2028		100,000	103,087
Southern California Edison Co.	3.65	2-1-2050		75,000	54,386
					157,473
Gas: 0.18%
Southern California Gas Co.	5.20	6-1-2033		50,000	49,099
Total corporate bonds and notes (Cost $4,894,555)					4,600,877
Foreign corporate bonds and notes: 5.46%
Basic materials: 0.32%
Forest products & paper: 0.32%
Ahlstrom Holding 3 Oy144A	3.63	2-4-2028	EUR	100,000	90,587
The accompanying notes are an integral part of these financial statements.
12 | Allspring Managed Account

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Communications: 1.49%
Media: 0.54%
Tele Columbus AG144A	3.88%	5-2-2025	EUR	100,000	$68,314
Ziggo Bond Co. BV144A	3.38	2-28-2030	EUR	100,000	81,188
					149,502
Telecommunications: 0.95%
SES SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.19%)ʊ±	2.88	5-27-2026	EUR	100,000	93,839
Tele2 AB	0.75	3-23-2031	EUR	200,000	170,692
					264,531
Consumer, cyclical: 0.38%
Auto manufacturers: 0.38%
Stellantis NV	2.00	3-20-2025	EUR	100,000	105,294
Consumer, non-cyclical: 1.13%
Agriculture: 0.43%
BAT International Finance PLC	2.25	1-16-2030	EUR	130,000	120,233
Food: 0.34%
Sigma Holdco BV144A	5.75	5-15-2026	EUR	100,000	93,218
Pharmaceuticals: 0.36%
Bayer AG (EURIBOR ICE Swap Rate 11:00am+2.65%)±	2.38	11-12-2079	EUR	100,000	100,845
Energy: 0.38%
Oil & gas: 0.38%
Petroleos Mexicanos	3.75	2-21-2024	EUR	100,000	106,570
Financial: 0.76%
Banks: 0.76%
Deutsche Bank AG (3 Month EURIBOR+2.95%)±	5.00	9-5-2030	EUR	200,000	210,869
Industrial: 0.64%
Engineering & construction: 0.31%
Cellnex Finance Co. SA	2.00	9-15-2032	EUR	100,000	86,073
Packaging & containers: 0.33%
Canpack SA/Canpack U.S. LLC144A	2.38	11-1-2027	EUR	100,000	92,712
Utilities: 0.36%
Electric: 0.36%
RWE AG	2.75	5-24-2030	EUR	100,000	100,446
Total foreign corporate bonds and notes (Cost $1,790,879)					1,520,880
Foreign government bonds: 14.25%
Brazil¤	0.00	7-1-2024	BRL	2,900,000	536,820
French Republic	0.75	2-25-2028	EUR	1,080,000	1,070,138
Malaysia	3.88	3-14-2025	MYR	975,000	211,906
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 13

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal		Value
Foreign government bonds (continued)
Spain¤	0.00%	1-31-2028	EUR	565,000	$534,583
U.K. Gilts##	3.25	1-31-2033	GBP	1,395,000	1,617,868
Total foreign government bonds (Cost $4,014,618)					3,971,315

	Shares
Investment companies: 1.68%
Exchange-traded funds: 1.68%
Xtrackers USD High Yield Corporate Bond ETF	13,500	467,100
Total investment companies (Cost $457,244)		467,100

			Principal
Loans: 0.84%
Consumer, non-cyclical: 0.84%
Commercial services: 0.84%
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.92	9-1-2028	$250,000	234,532
Total loans (Cost $236,562)				234,532
Non-agency mortgage-backed securities: 9.79%
Benchmark Mortgage Trust Series 2022-B35 Class A5±±	4.59	5-15-2055	280,000	252,608
BMO Mortgage Trust Series 2023-C4 Class A5±±	5.12	2-15-2056	250,000	243,981
BX Trust Series 2019-OC11 Class A144A	3.20	12-9-2041	250,000	214,648
Cascade Funding Mortgage Trust Series 2018-RM2 Class B144A±±	4.00	10-25-2068	301,449	290,936
CFMT LLC Series 2021-HB7 Class M2144A±±	2.68	10-27-2031	250,000	229,028
CHNGE Mortgage Trust Series 2023-4 Class A1144A	7.57	9-25-2058	395,000	395,534
FREMF Mortgage Trust Series 2019-KF70 Class B (30 Day Average U.S. SOFR+2.41%)144A±	7.52	9-25-2029	76,836	70,973
Imperial Fund Mortgage Trust Series 2021-NQM1 Class A1144A±±	1.07	6-25-2056	128,544	104,849
JP Morgan Mortgage Trust Series 2020-1 Class A15144A±±	3.50	6-25-2050	83,210	72,311
MFA Trust Series 2020-NQM3 Class M1144A±±	2.65	1-26-2065	250,000	205,324
Residential Mortgage Loan Trust Series 2019-3 Class A3144A±±	3.04	9-25-2059	28,460	27,330
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1144A±±	1.03	11-25-2055	77,108	67,765
Towd Point Mortgage Trust Series 2019-HY3 Class A2 (U.S. SOFR 1 Month+1.41%)144A±	6.73	10-25-2059	150,000	147,942
Towd Point Mortgage Trust Series 2020-4 Class A2144A	2.50	10-25-2060	350,000	270,771
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	75,546	66,461
Verus Securitization Trust Series 2021-R3 Class A2144A±±	1.28	4-25-2064	77,966	68,719
Total non-agency mortgage-backed securities (Cost $3,032,428)				2,729,180
U.S. Treasury securities: 2.39%
U.S. Treasury Bonds##	3.63	5-15-2053	205,000	184,885
U.S. Treasury Bonds##	4.13	8-15-2053	50,000	49,328
U.S. Treasury Notes##	4.13	7-31-2028	435,000	432,451
Total U.S. Treasury securities (Cost $662,309)				666,664
The accompanying notes are an integral part of these financial statements.
14 | Allspring Managed Account

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 4.01%
Consumer, cyclical: 0.27%
Airlines: 0.27%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75%	4-20-2029	$80,000	$76,511
Consumer, non-cyclical: 0.29%
Pharmaceuticals: 0.29%
Pfizer Investment Enterprises Pte. Ltd.	4.45	5-19-2028	25,000	24,526
Pfizer Investment Enterprises Pte. Ltd.	5.30	5-19-2053	55,000	55,020
				79,546
Financial: 2.89%
Banks: 1.68%
Banco Industrial SA (5 Year Treasury Constant Maturity+4.44%)144A±	4.88	1-29-2031	150,000	139,155
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.64%)144Aʊ±	5.88	1-24-2027	200,000	176,077
Macquarie Bank Ltd. (5 Year Treasury Constant Maturity+1.70%)144A±	3.05	3-3-2036	200,000	152,844
				468,076
Diversified financial services: 0.96%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	2.45	10-29-2026	150,000	134,962
CI Financial Corp.	4.10	6-15-2051	200,000	121,024
Unifin Financiera SAB de CV144A†	9.88	1-28-2029	250,000	12,500
				268,486
Private equity: 0.25%
Brookfield Finance, Inc.	3.90	1-25-2028	75,000	70,069
Utilities: 0.56%
Electric: 0.56%
Comision Federal de Electricidad144A	3.88	7-26-2033	200,000	155,246
Total yankee corporate bonds and notes (Cost $1,432,601)				1,117,934
Yankee government bonds: 1.99%
Colombia	3.13	4-15-2031	200,000	153,896
Dominican Republic144A	4.88	9-23-2032	230,000	194,865
Mexico	6.35	2-9-2035	200,000	207,436
Total yankee government bonds (Cost $592,407)				556,197
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 15

Portfolio of investments—August 31, 2023

		Yield	Shares	Value
Short-term investments: 7.35%
Investment companies: 7.35%
Allspring Government Money Market Fund Select Class♠∞##		5.26%	2,048,819	$2,048,819
Total short-term investments (Cost $2,048,819)				2,048,819
Total investments in securities (Cost $32,519,650)	111.16%			30,983,061
Other assets and liabilities, net	(11.16)			(3,110,192)
Total net assets	100.00%			$27,872,869

%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
##	All or a portion of this security is segregated as collateral for when-issued securities.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MYR	Malaysian ringgit
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,224,726	$19,527,738	$(18,703,645)	$0	$0	$2,048,819	2,048,819	$45,230
The accompanying notes are an integral part of these financial statements.
16 | Allspring Managed Account

Portfolio of investments—August 31, 2023

Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	4,218,727	EUR	3,928,000	Citibank N.A.	9-29-2023	$0	$(45,509)
USD	98,645	EUR	90,000	Citibank N.A.	9-29-2023	941	0
USD	102,977	EUR	94,000	Citibank N.A.	9-29-2023	931	0
EUR	960,000	USD	1,079,030	Citibank N.A.	9-29-2023	0	(36,854)
USD	259,098	EUR	235,000	Citibank N.A.	9-29-2023	3,982	0
USD	82,749	EUR	75,000	Citibank N.A.	9-29-2023	1,329	0
USD	14,210	EUR	13,000	Citibank N.A.	9-29-2023	97	0
USD	1,084,661	GBP	840,000	Citibank N.A.	9-29-2023	20,429	0
GBP	100,000	USD	127,534	Citibank N.A.	9-29-2023	0	(840)
USD	127,159	GBP	100,000	Citibank N.A.	9-29-2023	465	0
JPY	6,140,524	EUR	41,807	Citibank N.A.	9-29-2023	0	(3,019)
USD	212,929	MYR	975,000	Morgan Stanley, Inc.	9-29-2023	2,468	0
						$30,642	$(86,222)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Ultra Long Term U.S. Treasury Bond	14	12-19-2023	$1,794,760	$1,812,563	$17,803	$0
2-Year U.S. Treasury Notes	60	12-29-2023	12,192,283	12,228,281	35,998	0
5-Year U.S. Treasury Notes	27	12-29-2023	2,867,201	2,886,891	19,690	0
Short
1-Year Euro-BOBL Futures	(4)	9-7-2023	(508,815)	(503,616)	5,199	0
2-Year Euro	(2)	9-7-2023	(229,391)	(227,974)	1,417	0
10-Year Euro	(1)	9-7-2023	(146,527)	(144,425)	2,102	0
10-Year U.S. Treasury Notes	(2)	12-19-2023	(220,226)	(222,062)	0	(1,836)
					$82,209	$(1,836)
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 17

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $30,470,831)	$28,934,242
Investments in affiliated securities, at value (cost $2,048,819)	2,048,819
Cash	21
Cash at broker segregated for futures contracts	220,000
Receivable for interest	203,941
Unrealized gains on forward foreign currency contracts	30,642
Receivable for daily variation margin on open futures contracts	14,321
Receivable from manager	4,961
Prepaid expenses and other assets	21,437
Total assets	31,478,384
Liabilities
Payable for when-issued transactions	3,272,716
Payable for investments purchased	236,563
Unrealized losses on forward foreign currency contracts	86,222
Due to custodian bank, foreign currency, at value (cost $280)	4,305
Payable for daily variation margin on open futures contracts	3,563
Accrued expenses and other liabilities	2,146
Total liabilities	3,605,515
Total net assets	$27,872,869
Net assets consist of
Paid-in capital	$32,211,797
Total distributable loss	(4,338,928)
Total net assets	$27,872,869
Computation of net asset value per share
Net assets	$27,872,869
Shares outstanding[1]	1,674,457
Net asset value per share	$16.65
1  The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Managed Account

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $151)	$980,254
Income from affiliated securities	45,230
Dividends	14,173
Total investment income	1,039,657
Expenses
Custody and accounting fees	7,693
Professional fees	79,555
Registration fees	28,969
Shareholder report expenses	12,920
Trustees’ fees and expenses	23,969
Other fees and expenses	5,214
Total expenses	158,320
Less: Fee waivers and/or expense reimbursements	(158,320)
Net expenses	0
Net investment income	1,039,657
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(1,827,244)
Foreign currency and foreign currency translations	(17,119)
Forward foreign currency contracts	38,332
Futures contracts	(530,171)
Net realized losses on investments	(2,336,202)
Net change in unrealized gains (losses) on
Unaffiliated securities	1,573,293
Foreign currency and foreign currency translations	15,543
Forward foreign currency contracts	(152,943)
Futures contracts	71,409
Net change in unrealized gains (losses) on investments	1,507,302
Net realized and unrealized gains (losses) on investments	(828,900)
Net increase in net assets resulting from operations	$210,757
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 19

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023		Year ended August 31, 2022
Operations
Net investment income		$1,039,657		$732,682
Net realized losses on investments		(2,336,202)		(499,398)
Net change in unrealized gains (losses) on investments		1,507,302		(3,174,526)
Net increase (decrease) in net assets resulting from operations		210,757		(2,941,242)
Distributions to shareholders from
Net investment income and net realized gains		(984,333)		(961,294)
Capital share transactions	Shares		Shares
Proceeds from shares sold	302,878	5,070,415	26,564	496,561
Reinvestment of distributions	56,706	933,806	38,309	711,015
Net increase in net assets resulting from capital share transactions		6,004,221		1,207,576
Total increase (decrease) in net assets		5,230,645		(2,694,960)
Net assets
Beginning of period		22,642,224		25,337,184
End of period		$27,872,869		$22,642,224
The accompanying notes are an integral part of these financial statements.
20 | Allspring Managed Account

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2023	2022	2021[1]
Net asset value, beginning of period	$17.22	$20.27	$20.00
Net investment income	0.76 [2]	0.57	0.14
Net realized and unrealized gains (losses) on investments	(0.62)	(2.86)	0.13
Total from investment operations	0.14	(2.29)	0.27
Distributions to shareholders from
Net investment income	(0.71)	(0.72)	0.00
Net realized gains	0.00	(0.04)	0.00
Total distributions to shareholders	(0.71)	(0.76)	0.00
Net asset value, end of period	$16.65	$17.22	$20.27
Total return[3]	0.95%	(11.59)%	1.35%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.96%	0.83%
Net expenses[4]	0.00%	0.00%	0.00%
Net investment income	4.53%	3.04%	2.75%
Supplemental data
Portfolio turnover rate	249%	125%	27%
Net assets, end of period (000s omitted)	$27,873	$22,642	$25,337

[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series CP (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
22 | Allspring Managed Account

Notes to financial statements
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Allspring Managed Account | 23

Notes to financial statements
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the period since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $32,559,166 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$157,703
Gross unrealized losses	(1,709,015)
Net unrealized losses	$(1,551,312)
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $1,339,077 in short-term capital losses and $1,644,880 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
24 | Allspring Managed Account

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$7,092,581	$0	$7,092,581
Asset-backed securities	0	5,976,982	0	5,976,982
Corporate bonds and notes	0	4,600,877	0	4,600,877
Foreign corporate bonds and notes	0	1,520,880	0	1,520,880
Foreign government bonds	0	3,971,315	0	3,971,315
Investment companies	467,100	0	0	467,100
Loans	0	234,532	0	234,532
Non-agency mortgage-backed securities	0	2,729,180	0	2,729,180
U.S. Treasury securities	666,664	0	0	666,664
Yankee corporate bonds and notes	0	1,117,934	0	1,117,934
Yankee government bonds	0	556,197	0	556,197
Short-term investments
Investment companies	2,048,819	0	0	2,048,819
	3,182,583	27,800,478	0	30,983,061
Forward foreign currency contracts	0	30,642	0	30,642
Futures contracts	82,209	0	0	82,209
Total assets	$3,264,792	$27,831,120	$0	$31,095,912
Liabilities
Forward foreign currency contracts	$0	$86,222	$0	$86,222
Futures contracts	1,836	0	0	1,836
Total liabilities	$1,836	$86,222	$0	$88,058
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and
Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
Allspring Managed Account | 25

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$27,042,641	$41,132,357	$28,089,695	$31,648,815
6.
DERIVATIVE TRANSACTIONS
During the year ended August 31, 2023, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the year ended August 31, 2023 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$542,699
Average contract amounts to sell	4,037,283
Futures contracts
Average notional balance on long futures	$13,018,742
Average notional balance on short futures	4,187,279
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$30,642	$30,642
Futures contracts	82,209 *	0	82,209
	$82,209	$30,642	$112,851
Liability derivatives
Forward foreign currency contracts	$0	$86,222	$86,222
Futures contracts	1,836 *	0	1,836
	$1,836	$86,222	$88,058

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of August 31, 2023 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2023 was as follows:
	Interest rate risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$38,332	$38,332
Futures contracts	(530,171)	0	(530,171)
	$(530,171)	$38,332	$(491,839)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$(152,943)	$(152,943)
Futures contracts	71,409	0	71,409
	$71,409	$(152,943)	$(81,534)
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of
26 | Allspring Managed Account

Notes to financial statements
Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank N.A.	$28,174	$(28,174)	$0	$0
Morgan Stanley, Inc.	2,468	0	0	2,468

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank N.A.	$86,222	$(28,174)	$0	$58,048
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:
	Year ended August 31
	2023	2022
Ordinary income	$984,333	$932,123
Long-term capital gain	0	29,171
As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$191,607	$(1,546,578)	$(2,983,957)
8.
CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of August 31, 2023, Allspring Funds Management or one of its affiliates owned 88% of the Fund.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Managed Account | 27

Report of independent registered public accounting firm
To the Shareholder of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series CP (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from June 2, 2021 (commencement of operations) to August 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from June 2, 2021 to August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent bank and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
28 | Allspring Managed Account

Other information (unaudited)
Other information
Tax information
For the fiscal year ended August 31, 2023, $622,891 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2023, 10% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholder may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Managed Account | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-877-9275 or by visiting the website at allspringglobal.com.

30 | Allspring Managed Account

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Managed Account | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Managed Account

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Managed Account CoreBuilder® Shares – Series CP (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees considered that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the absence of compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Managed Account | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board received and considered information regarding the “zero fee and expense” structure of the Fund. Specifically, the Board noted that the Fund’s gross operating expense ratio and each of its various components, including management fees, administration fees, custody fees, Rule 12b-1 fees, and other fees, were zero. The Board also noted Allspring Funds Management’s representations that the Fund is a special purpose mutual fund for use exclusively within Allspring Funds Management’s separately managed account (“SMA”) advisory business and, as such, Allspring Funds Management would assume and pay or reimburse the Fund under an Expense Assumption Agreement all of the ordinary operating expenses of the Fund, excluding portfolio transaction or other investment related costs, fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. The Board further noted that Allspring Funds Management is paid a negotiated fee by each SMA sponsor, and that the fee level is identical for all sponsors of SMAs that invest in the Fund.
In light of this unique fee and distribution structure and special purpose of the Fund, the Board does not conduct an investment performance and fee review relative to a peer group or universe. The Board took into account the fee and distribution structure and special purpose of the Fund in deciding to re-approve the Advisory Agreements for the Fund.
Investment management and sub-advisory fee rates
The Board reviewed and considered that the contractual investment management fee rate payable by the Fund to Allspring Funds Management for investment advisory services and fund administration services (the “Management Agreement Rate”) was zero, and also reviewed and considered that the Fund’s other expenses would normally be zero, because of Allspring Funds Management’s commitment to assume and pay or reimburse all of the ordinary operating expenses of the Fund under an Expense Assumption Agreement, an amended version of which the Board was being asked to consider and approve at the Meeting. The Board also considered that the fee rate payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services was also zero, and that any sub-advisory fees would be paid from the fees Allspring Funds Management receives from SMA sponsors and not by the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the absence of any compensation payable by the Fund to Allspring Funds Management pursuant to the Management Agreement and by Allspring Funds Management to the Sub-Adviser, in each case, was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
The Board acknowledged that Allspring Funds Management does not earn any fee revenue directly from the Fund, given its zero fee structure. Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
In light of the unique fee structure and special purpose of the Fund, the Board did not conduct an analysis of economies of scale in the context of reviewing the Fund’s Advisory Agreements.

34 | Allspring Managed Account

Other information (unaudited)
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.
The Board received and considered information about payments that Allspring Funds Management would receive from the SMA sponsors. The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the absence of any compensation payable by the Fund to Allspring Funds Management and by Allspring Funds Management to the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Managed Account | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Managed Account

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
Attn:  Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275

This report and the financial statements contained herein are submitted for the general information of the shareholder of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-888-877-9275 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-eum3z2k1 10-23
AR4903 08-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	August 31, 2023	August 31, 2022
Audit Fees	$633,685	$601,720
Audit-Related Fees	—	—
Tax Fees (1)	47,830	46,820
All Other Fees	—	—
	$681,515	$648,090

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

3

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

4

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: October 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: October 26, 2023

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: October 26, 2023